DOCUMENT AND ENTITY INFORMATION	12 Months Ended
Dec. 31, 2012
Document And Entity Information [Abstract]
Entity registrant name	NATIONAL BANK OF GREECE SA
Entity central index key	0001096061
Document type	20-F
Document period end date	Dec 31, 2012
Amendment flag	false
Current fiscal year end date	--12-31
Entity well known seasoned issuer	Yes
Entity voluntary filers	No
Entity current reporting status	Yes
Entity filer category	Large Accelerated Filer
Document Fiscal Year Focus	2012
Document Fiscal Period Focus	FY
Entity common stock shares outstanding	956,090,482

CONSOLIDATED BALANCE SHEETS In Thousands, unless otherwise specified	Dec. 31, 2012 USD ($)	Dec. 31, 2012 EUR (€)	Dec. 31, 2011 EUR (€)
ASSETS
Cash and due from banks	$ 2,818,293	€ 2,156,840	€ 1,717,736
Deposits with Central Bank	3,771,629	2,886,428	2,898,998
Securities purchased under agreements to resell	1,088,746	833,217	673,187
Interest bearing deposits with banks	3,889,381	2,976,543	3,767,624
Trading assets	7,145,595	5,468,524	2,964,088
Derivative assets	4,825,590	3,693,024	3,605,965
Available-for-sale securities	9,266,200	7,091,423	8,571,724
Held-to-maturity securities	465,104	355,944	1,002,202
Equity method investments	245,815	188,122	59,139
Loans (include EUR 277,247 thousand and EUR 180,611 thousand at December 31, 2011 and 2012, respectively, measured at fair value)	97,130,237	74,333,770	76,002,857
Less: Allowance for loan losses	(9,562,059)	(7,317,844)	(6,550,635)
Net Loans	87,568,178	67,015,926	69,452,222
Goodwill	3,546,949	2,714,480	2,690,864
Software and other intangibles	533,097	407,979	398,992
Premises and equipment	1,675,675	1,282,394	1,273,455
Accrued interest receivable	970,785	742,942	1,156,229
Other assets (include EUR 295,712 thousand and EUR 306,310 thousand at December 31, 2011 and 2012, respectively, measured at fair value)	4,367,121	3,342,157	3,234,810
TOTAL ASSETS	132,178,158	101,155,943	103,467,235
LIABILITIES AND SHAREHOLDERS EQUITY
Interest bearing deposits (include EUR 1,779,727 thousand and EUR 2,954,945 thousand at December 31, 2011 and 2012, respectively, measured at fair value)	115,470,768	88,369,779	88,993,351
Non-interest bearing deposits	3,644,745	2,789,323	2,581,951
Total deposits	119,115,513	91,159,102	91,575,302
Securities sold under agreements to repurchase	1,448,542	1,108,569	1,302,239
Derivative liabilities	6,251,662	4,784,397	4,320,488
Other borrowed funds	2,648,189	2,026,659	925,971
Accounts payable, accrued expenses and other liabilities (includes EUR 5,009 thousand and EUR 3,727 thousand at December 31, 2011 and 2012, respectively, measured at fair value)	4,228,633	3,236,173	3,548,336
Insurance reserves	3,289,074	2,517,128	2,760,841
Long-term debt (includes EUR 1,059,297 thousand and EUR 600,066 thousand at December 31, 2011 and 2012, respectively, measured at fair value)	2,765,569	2,116,490	2,937,371
Total liabilities	139,747,182	106,948,518	107,370,548
Redeemable non-controlling interest - Temporary equity	335,438	256,711	283,368
NBG shareholders equity
Preferred stock (25,000,000 shares of par value EUR 0.30 each at at December 31, 2011 and 2012 and 270,000,000 shares of par value EUR 5.00 each at at December 31, 2011 and 2012)	1,773,814	1,357,500	1,357,500
Common stock, par value of EUR 5.00 (shares authorized, issued and outstanding: 956,090,482 at December 31, 2011 and 2012)	6,246,507	4,780,452	4,780,452
Additional paid-in capital	5,330,255	4,079,244	4,090,184
Accumulated surplus / (deficit)	(19,648,230)	(15,036,791)	(12,547,110)
Accumulated other comprehensive loss	(1,677,640)	(1,283,899)	(1,938,578)
Treasury stock, at cost (62,972 and 10,763 shares at December 31, 2011 and 2012 respectively)	(30)	(23)	(110)
Total NBG shareholders' equity	(7,975,324)	(6,103,517)	(4,257,662)
Non-controlling interest	70,862	54,231	70,981
Total permanent equity	(7,904,462)	(6,049,286)	(4,186,681)
TOTAL LIABILITIES AND EQUITY	$ 132,178,158	€ 101,155,943	€ 103,467,235

CONSOLIDATED BALANCE SHEETS (Parentheticals) (EUR €) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Consolidated Statement Of Financial Position Parentheticals [Abstract]
Loans measured at fair value	€ 180,611	€ 277,247
Interest bearing deposits measured at fair value	2,954,945	1,779,727
Long-term debt measured at fair value	600,066	1,059,297
Common Stock Par Or Stated Value Per Share	€ 5	€ 5
Treasury stock shares outstanding	10,763	62,972
Common stock issued	956,090,482	956,090,482
Other Assets	306,310	295,712
Other liabilities	€ 3,727	€ 5,009

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012 USD ($)	Dec. 31, 2012 EUR (€)	Dec. 31, 2011 EUR (€)	Dec. 31, 2010 EUR (€)
Interest Income:
Loans	$ 6,488,978	€ 4,966,015	€ 5,050,455	€ 5,007,064
Securities available-for-sale	848,932	649,688	760,414	700,962
Securities held-to-maturity	75,408	57,710	123,281	94,895
Trading assets	241,203	184,593	191,441	229,200
Securities purchased under agreements to resell	24,810	18,987	31,646	13,510
Interest-bearing deposits with banks	38,863	29,742	63,367	61,532
Other	35,723	27,339	39,046	41,673
Total interest income	7,753,917	5,934,074	6,259,650	6,148,836
Interest Expense:
Deposits	(3,289,257)	(2,517,268)	(2,264,935)	(1,821,966)
Securities sold under agreements to repurchase	(78,653)	(60,193)	(122,017)	(75,712)
Other borrowed funds	(93,063)	(71,221)	(24,914)	(25,391)
Long-term debt	(105,555)	(80,781)	(197,381)	(139,450)
Other	(5,566)	(4,260)	(2,252)	(2,716)
Total interest expense	(3,572,094)	(2,733,723)	(2,611,499)	(2,065,235)
Net interest income before provision for loan losses	4,181,823	3,200,351	3,648,151	4,083,601
Provision for loan losses	(3,034,504)	(2,322,306)	(3,703,269)	(1,204,995)
Net interest income after provision for loan losses	1,147,319	878,045	(55,118)	2,878,606
Non-interest income /(loss):
Credit card fees	297,431	227,624	198,411	188,771
Service charges on deposit accounts	126,912	97,126	78,342	52,722
Other fees and commissions	595,585	455,801	435,421	475,692
Net trading loss	(1,784,775)	(1,365,888)	(1,877,038)	(1,245,322)
Equity in earnings of investees and realized gains/(losses) on disposal	19,190	14,686	8,661	9,245
Other non-interest income	1,198,631	917,312	862,365	1,161,253
Total non-interest income / (loss) excluding gains / losses on investment securities	452,974	346,661	(293,838)	642,361
Net realized gains/(losses) on sales of available-for-sale securities	457,607	350,207	(19,466)	114,959
Other-Than-Temporary Impairment (of which NIL was recognized in OCI)	(536,326)	(410,450)	(9,173,713)	(89,497)
Net gains / (losses) on available for sale and held to maturitity securities	(78,719)	(60,243)	(9,193,179)	25,462
Total non-interest income / (loss)	374,255	286,418	(9,487,017)	667,823
Non-interest expense:
Salaries	(1,535,944)	(1,175,458)	(1,183,294)	(1,233,593)
Employee benefits	(266,430)	(203,899)	(243,134)	(273,013)
Voluntary early retirement schemes	0	0	0	(5,269)
Occupancy expenses	(108,704)	(83,191)	(88,658)	(105,431)
Equipment expenses	(77,231)	(59,107)	(60,804)	(66,488)
Depreciation of premises and equipment	(149,454)	(114,377)	(121,652)	(129,310)
Amortization of intangible assets	(143,617)	(109,910)	(98,930)	(79,906)
Impairment of goodwill	161,000	123,213		6,320
Deposit insurance premium	(63,670)	(48,727)	(57,611)	(54,964)
Other non-interest expense	(2,084,708)	(1,595,427)	(2,233,240)	(1,857,828)
Total non-interest expense	(4,590,758)	(3,513,309)	(4,505,999)	(3,812,122)
Loss before income tax	(3,069,184)	(2,348,846)	(14,048,134)	(265,693)
Income tax expense	(221,010)	(169,139)	(459,345)	(42,311)
Net loss	(3,290,194)	(2,517,985)	(14,507,479)	(308,004)
Less: Net income attributable to the non-controlling interest	(25,488)	(19,506)	(32,189)	(46,768)
NET LOSS attributable to NBG shareholders	(3,315,682)	(2,537,491)	(14,539,668)	(354,772)
Net loss	(3,290,194)	(2,517,985)	(14,507,479)	(308,004)
Other comprehensive income / (loss), net of tax:
Foreign currency translation adjustments	175,871	134,594	(950,373)	191,304
Net (losses)/gains on available-for-sale securities:
Net unrealized holding (losses)/gains during the period (net of tax expense/(benefit) of: EUR 104,131 thousand in 2009, EUR (431,278) thousand in 2010 and EUR (874,733) thousand in 2011	778,500	595,785	(3,256,680)	(2,038,388)
Less: reclassification adjustment for net (gains)/losses included in net income (net of tax (expense)/benefit of: EUR (20,987) thousand in 2010, EUR 4,209 thousand in 2011 and EUR (70,095) thousand in 2012)	(366,016)	(280,112)	15,257	(93,972)
Less: Reclassification adjustment for impairment of available-for-sale securities (net of tax benefit of EUR 18,984 thousand in 2010, EUR 1,353,700 thousand in 2011 and EUR 60,809 thousand in 2012)	327,817	250,878	5,608,128	70,513
Total net (losses)/gains on available-for-sale securities	740,301	566,551	2,366,705	(2,061,847)
Pension (liability)/asset (net of tax expense/(benefit) of EUR (74) thousand in 2010, EUR 1,450 thousand in 2011 and EUR (670) thousand in 2012)	(41,899)	(32,065)	29,356	14,605
Total other comprehensive income / (loss), net of tax	874,273	669,080	1,445,688	(1,855,938)
Comprehensive loss	(2,415,921)	(1,848,905)	(13,061,791)	(2,163,942)
Less: Comprehensive income attributable to the non-controlling interest	(44,304)	(33,906)	(1,817)	(59,299)
Comprehensive loss attributable to NBG shareholders	$ (2,460,225)	€ (1,882,811)	€ (13,063,608)	€ (2,223,241)
Loss per share
Basic EPS	$ (3.46)	€ (2.65)	€ (15.22)	€ (0.56)
Diluted EPS	$ (3.46)	€ (2.65)	€ (15.22)	€ (0.56)

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME (Parentheticals) (EUR €) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Income Statement And Comprehensive Income Statement Parentheticals [Abstract]
Tax expense/(benefit) on net unrealized holding gains (losses)	€ (132,540)	€ (874,733)	€ (431,278)
Tax expense/(benefit) on reclassification adjustment for net (gains)/losses included in net income	70,095	4,209	(20,987)
Tax benefit on reclassification adjustment for impairment of available-for-sale securities	60,809	1,353,700	18,984
Tax expense/(benefit) on pension (liability)/asset	€ (670)	€ 1,450	€ (74)

CONSOLIDATED STATEMENT OF EQUITY In Thousands	Total USD ($)	Total EUR (€)	Common Stock USD ($)	Common Stock EUR (€)	Preferred Stock USD ($)	Preferred Stock EUR (€)	Additional Paid In Capital USD ($)	Additional Paid In Capital EUR (€)	Accumulated Surplus USD ($)	Accumulated Surplus EUR (€)	Accumulated Other Comprehensive Income (Loss) USD ($)	Accumulated Other Comprehensive Income (Loss) EUR (€)	Treasury Stock USD ($)	Treasury Stock EUR (€)	Noncontrolling Interest USD ($)	Noncontrolling Interest EUR (€)	Redeemable Noncontroling Interest Temporary Equity [Member] USD ($)	Redeemable Noncontroling Interest Temporary Equity [Member] EUR (€)
Balance at beginning of year (607,041,577 of par value EUR 5.0 each at 2010 and 956,090,482 of par value EUR 5.0 each at 2011 and 2012) at Dec. 31, 2009				€ 3,035,208		€ 357,500		€ 3,878,079		€ 2,450,025		€ (1,517,127)		€ (10,626)		€ 844,727		€ 254,499
Changes of non-controlling interest due to acquisitions, establishments, capital contributions and changes in subsidiaries shareholding																(57,329)
Purchase of subsidiaries shares from non-controlling interest		4,078						4,078
Net Income Loss		(354,772)								(354,772)						25,604		21,164
Net change in fair value of securities available for sale												(2,065,236)				2,438		951
Foreign currency translation adjustments												182,099				6,097		3,108
Issuance of 121,408,315 shares of par value EUR 5.0 through a rights issue				607,041				24,282
Issuance of common shares by conversion of convertible bonds (227,640,590 shares of par value EUR 5.0 by conversion of 227,640,590 convertible bonds)				1,138,203				45,528
Issue costs for the issuance of 121,408,315 and 227,640,590 shares								(77,951)
Sale of treasury stock (15,213,954, 42,062,422 and 60,763,827 shares during 2010, 2011 and 2012 respectively)								(2,861)						163,101
Purchase of treasury stock (15,620,293, 41,381,705 and 60,711,618 shares during 2010, 2011 and 2012 respectively)														(157,376)
Share based payments								12,306
Capital contribution																		13,218
Preferred dividend, net of EUR 7,7 million tax in 2010										(71,558)
New redeemable non-controlling interest, redemption of redeemable non-controlling interest and changes in the redemption amount of redeemable non-controlling interests										(1,553)
Redemption of redeemable NCI																		(33,253)
Changes in the redemption amount of redeemable NCI																		6,452
Balance at end of year (956,090,482 shares at 2010, 2011 and 2012) of par value EUR 5.0 each at Dec. 31, 2010				4,780,452		357,500		3,883,461		2,022,142		(3,385,596)		(4,901)		821,631		265,982
Changes of non-controlling interest due to acquisitions, establishments, capital contributions and changes in subsidiaries shareholding																(767,075)
Purchase of subsidiaries shares from non-controlling interest		219,484						219,484				(29,042)
Net Income Loss		(14,539,668)								(14,539,668)						19,107		13,082
Net change in fair value of securities available for sale												2,372,126				19		(5,440)
Foreign currency translation adjustments												(925,522)				(2,738)		(22,113)
Sale of treasury stock (15,213,954, 42,062,422 and 60,763,827 shares during 2010, 2011 and 2012 respectively)								(3,961)						172,848
Purchase of treasury stock (15,620,293, 41,381,705 and 60,711,618 shares during 2010, 2011 and 2012 respectively)														(168,057)
Issuance of preference shares (200,000,000 of par value EUR 5.0 each)						1,000,000		(8,800)
Capital contribution																		2,410
New redeemable non-controlling interest, redemption of redeemable non-controlling interest and changes in the redemption amount of redeemable non-controlling interests										(29,584)
Changes in the redemption amount of redeemable NCI																		29,584
Balance at end of year (956,090,482 shares at 2010, 2011 and 2012) of par value EUR 5.0 each at Dec. 31, 2011		(4,186,681)	6,246,507	4,780,452	1,773,814	1,357,500	5,344,550	4,090,184	(16,395,020)	(12,547,110)	(2,533,095)	(1,938,578)	(144)	(110)	92,749	70,981	370,270	283,368
Changes of non-controlling interest due to acquisitions, establishments, capital contributions and changes in subsidiaries shareholding															(13,652)	(10,448)
Purchase of subsidiaries shares from non-controlling interest		(10,201)					(13,329)	(10,201)
Net Income Loss	(3,315,682)	(2,537,491)							(3,315,682)	(2,537,491)					(9,604)	(7,350)	35,091	26,855
Net change in fair value of securities available for sale											727,042	556,405			419	321	12,838	9,825
Foreign currency translation adjustments											169,490	129,710			1,058	810	5,323	4,074
Sale of treasury stock (15,213,954, 42,062,422 and 60,763,827 shares during 2010, 2011 and 2012 respectively)							(966)	(739)					158,739	121,483
Purchase of treasury stock (15,620,293, 41,381,705 and 60,711,618 shares during 2010, 2011 and 2012 respectively)													(158,625)	(121,396)
New redeemable non-controlling interest, redemption of redeemable non-controlling interest and changes in the redemption amount of redeemable non-controlling interests									62,472	47,810
Redemption of redeemable NCI																	(32,655)	(24,991)
Changes in the redemption amount of redeemable NCI																	(54,716)	(41,874)
Balance at end of year (956,090,482 shares at 2010, 2011 and 2012) of par value EUR 5.0 each at Dec. 31, 2012	$ (7,904,462)	€ (6,049,286)	$ 6,246,507	€ 4,780,452	$ 1,773,814	€ 1,357,500	$ 5,330,255	€ 4,079,244	$ (19,648,230)	€ (15,036,791)	$ (1,677,640)	€ (1,283,899)	$ (30)	€ (23)	$ 70,862	€ 54,231	$ 335,438	€ 256,711

CONSOLIDATED STATEMENT OF EQUITY (Parentheticals) (EUR €) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2012 Preferred Stock [Member]	Dec. 31, 2011 Preferred Stock [Member]	Dec. 31, 2010 Preferred Stock [Member]	Dec. 31, 2009 Preferred Stock [Member]	Dec. 31, 2012 Greek State Preferred Stock [Member]	Dec. 31, 2011 Greek State Preferred Stock [Member]	Dec. 31, 2010 Greek State Preferred Stock [Member]	Dec. 31, 2009 Greek State Preferred Stock [Member]	Dec. 31, 2010 Common Stock	Dec. 31, 2011 Preferred Stock	Dec. 31, 2012 Additional Paid In Capital	Dec. 31, 2011 Additional Paid In Capital	Dec. 31, 2010 Additional Paid In Capital	Dec. 31, 2010 Accumulated Surplus	Dec. 31, 2012 Treasury Stock	Dec. 31, 2011 Treasury Stock	Dec. 31, 2010 Treasury Stock	Dec. 31, 2009 Treasury Stock Preferred Stock [Member]
Common stock - Number of shares									607,041,577
Common stock - Par value per share									€ 5
Preferred stock - Number of shares	25,000,000	25,000,000	25,000,000	25,000,000	270,000,000	270,000,000	70,000,000	70,000,000
Preferred stock - Par value per share	€ 0.3	€ 0.3		€ 0.3	€ 5	€ 5		€ 5		€ 5
Treasury stock - Number of shares															(62,972)	(743,689)		(337,350)
Issuance of common stock - Number of shares									121,408,315				121,408,315
Issuance of common stock from convertion of convertible bonds									227,640,590				227,640,590
Par value of ordinary shares distributed									€ 5
Share options exercised - Par value per share option exercised									€ 5
Issuance of preferred stock - Number of shares										200,000,000
Issuance of preferred stock - Par value per share	€ 0.3	€ 0.3		€ 0.3	€ 5	€ 5		€ 5		€ 5
Gain/loss on sale of treasury stock - Tax expense											€ 185	€ 990	€ 715
Treasury stock - Sales															60,763,827	42,062,422	15,213,954
Treasury stock - Purchases															(60,711,618)	(41,381,705)	(15,620,293)
Tax on preferred dividends														€ 7,700
Common stock - Par value per share									€ 5
Preferred stock - Number of shares	25,000,000	25,000,000	25,000,000	25,000,000	270,000,000	270,000,000	70,000,000	70,000,000
Preferred stock - Par value per share	€ 0.3	€ 0.3		€ 0.3	€ 5	€ 5		€ 5		€ 5
Treasury stock - Number of shares															(10,763)	(62,972)	(743,689)	(337,350)

CONSOLIDATED STATEMENTS OF CASH FLOWS In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012 USD ($)	Dec. 31, 2012 EUR (€)	Dec. 31, 2011 EUR (€)	Dec. 31, 2010 EUR (€)
Cash flows from Operating Activities:
Net loss	$ (3,290,194)	€ (2,517,985)	€ (14,507,479)	€ (308,004)
Adjustments to reconcile net income/(loss) to net cash provided by/(used in) operating activities:
Provision for loan losses	3,034,504	2,322,306	3,703,269	1,204,995
Net (gains)/loss on sale of premises and foreclosed assets	16,263	12,446	(9,155)	841
Net realized (gain)/loss on sales of available-for-sale securities	(457,607)	(350,207)	19,466	(114,959)
Other Than Temporary Impairment of AFS and HTM securities	536,326	410,450	9,173,713	89,497
Equity in earnings of equity method investees	(19,190)	(14,686)	(8,661)	(9,245)
Depreciation of premises and equipment	149,454	114,377	121,652	129,310
Amortization of software and other intangibles	143,617	109,910	98,930	79,906
Impairment of equity method investments	724	554	1,675	0
Share based payments	0	0	0	12,306
Pension liability	42,774	32,735	30,806	14,531
Provision for deferred income taxes	(47,167)	(36,096)	305,706	(217,867)
Net gains on the disposal of subsidiaries	(206,884)	(158,328)	0	0
Net (gain)/loss from changes in fair value of financial instruments designated at fair value	19,671	15,054	(37,429)	(239,649)
Gain on debt extinguishment	(11,352)	(8,688)	(7,651)	(10,855)
Other non cash items including provisions for contigencies and impairment of other assets	(34,423)	(26,344)	181,132	(11,364)
Changes in assets and liabilities
Trading assets, derivative instruments and financial assets mark to market through the profit and loss	(1,028,286)	(786,947)	384,594	1,415,211
Accrued interest receivable	41,141	31,485	39,501	(165,495)
Other assets	(427,214)	(326,947)	(356,537)	124,515
Accounts payable, accrued expenses and other liabilities	(602,542)	(461,125)	(125,197)	(878,344)
Insurance reserves	(255,837)	(195,792)	229,497	209,971
Cash flows provided by/(used in) operating activities	(2,235,222)	(1,710,615)	(343,753)	1,331,621
Activities in available-for-sale securities:
Purchases	9,944,669	7,610,655	10,021,825	16,243,881
Sales proceeds	10,274,106	7,862,773	7,679,578	13,883,742
Maturities, prepayments and calls	2,908,358	2,225,766	3,963,796	732,727
Activities in held-to-maturity securities:
Purchases	(832,485)	(637,101)	(200,554)	(1,290,903)
Maturities, prepayments and calls	784,667	600,506	321,362	8,614
Disposal of subsidiaries	48,952	37,463	0	0
Purchases of premises and equipment	(174,270)	(133,369)	(143,859)	(165,567)
Proceeds from sales of premises and equipment	4,728	3,618	21,246	7,684
Disposals / (acquisitions) of equity investments	(18,772)	(14,366)	(2,438)	(11,249)
Net cash provided by (used in):
Deposits with central bank	16,425	12,570	62,830	(40,482)
Loan Origination and principal collections	(420,125)	(321,522)	2,683,047	(3,309,256)
Securities purchased under agreements to resell	(209,108)	(160,030)	(526,885)	385,809
Interest bearing deposits with banks	1,033,687	791,081	2,542,254	(3,320,814)
Other	(144,485)	(110,574)	(76,492)	(91,645)
Cash flows provided by / (used in) investing activities	3,327,009	2,546,160	6,302,060	(9,455,221)
Cash flows from Financing Activities:
Proceeds from issuance of long-term debt	678,039	518,903	196,409	2,826,537
Principal repayments and retirements of long-term debt	(1,349,693)	(1,032,920)	(1,144,844)	(2,220,735)
Proceeds from issuance of common and preferred stock (net of issue costs of EUR 98,995 thousand in 2010, EUR 1,000 thousand in 2011 and EUR 10,000 thousand in 2012)	(13,067)	(10,000)	(1,000)	1,716,059
Purchases of treasury stock	(158,625)	(121,396)	(168,057)	(157,376)
Proceeds from sales of treasury stock	157,532	120,559	167,897	159,525
Acquisition of and increase of controling interest in subsidiary companies	(49,421)	(37,822)	(43,400)	(88,351)
Disposal of subsidiary shareholding without loss of control	0	0	2,055	1,375
Capital contribution by non-controlling interest holders	225	172	2,452	14,321
Dividends paid	0	0	(23,980)	(63,789)
Net cash provided by/(used in):
Deposits	(980,470)	(750,354)	(2,175,477)	6,080,178
Securities sold under agreements to repurchase	(253,064)	(193,670)	(2,236,050)	(947,151)
Other borrowed funds	1,438,244	1,100,688	(185,692)	800,879
Cash flows provided by/(used in) financing activities	(530,300)	(405,840)	(5,609,687)	8,121,472
Effect of exchange rate change on cash and due from banks	12,281	9,399	(67,041)	7,904
Net increase/(decrease) in cash and due from banks	573,768	439,104	281,579	5,776
Cash and due from banks at beginning of year	2,244,526	1,717,736	1,436,157	1,430,381
Cash and due from banks at end of year	2,818,293	2,156,840	1,717,736	1,436,157
Supplemental Disclosure of Cash Flow Information:
Income taxes	161,482	123,582	128,083	207,817
Interest	3,429,600	2,624,673	2,352,184	2,360,704
Issuance of 200,000,000 preference shares of par value EUR 5.0 each (see Note 32)	0	0	1,000,000	0
Fair value of interest retained (49%) in the former subsidiary Finans Pension (see Note 4)	$ 137,107		€ 0	€ 0

CONSOLIDATED STATEMENTS OF CASH FLOWS (Parentheticals) (EUR €) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Statement Of Cash Flows
Payment Of Financing And Stock Issuance Costs	€ 10,000	€ 1,000	€ 98,995

ORGANIZATION	12 Months Ended
Dec. 31, 2012
Nature Of Operations [Abstract]
ORGANIZATION

NOTE 1: ORGANIZATION

The National Bank of Greece S.A. (the “Bank”) is a commercial bank and was incorporated in the Hellenic Republic in 1841. The National Bank of Greece S.A. and its subsidiaries (the “Group”) provide a wide range of financial services activities including retail and commercial banking, global investment management, investment banking, insurance, investment activities and securities trading. The Group's non-financial service activities include hotels, warehouse management and real estate investments. The Group operates in Greece, Turkey, UK, South Eastern Europe, Cyprus, Malta, Egypt and South Africa.

REPORTING CURRENCY AND TRANSLATION INTO US DOLLARS	12 Months Ended
Dec. 31, 2012
Reporting Currency [Abstract]
REPORTING CURRENCY AND TRANSLATION INTO US DOLLARS

NOTE 2: REPORTING CURRENCY AND TRANSLATION INTO US DOLLARS

The accompanying consolidated financial statements as of December 31, 2012, are expressed in Euro (EUR). The translation of EUR amounts into US dollar amounts is presented solely for the convenience of the reader and should not be construed as representations that the amounts stated in EUR have been or could have been or could be now or at any time in the future converted into US dollars at this or any other rate of exchange. The exchange rate used for the purpose of this disclosure is the noon buying rate in New York City for cable transfers in foreign currencies, as certified for customs by the Board of Governors of the Federal Reserve Bank of New York on Friday, April 19, 2013 which was EUR 0.7653 to USD 1.00 (EUR 0.7579 to USD 1.00 on December 31, 2012).

MERGERS, ACQUISITIONS, DISPOSALS AND NEW ENTITIES ESTABLISHED	12 Months Ended
Dec. 31, 2012
Mergers Acquisitions Disposals Disclosure [Abstract]
MERGERS, ACQUISITIONS, DISPOSALS AND NEW ENTITIES ESTABLISHED

NOTE 4: MERGERS, ACQUISITIONS, DISPOSALS AND NEW ENTITIES ESTABLISHED

  During 2012, Finansbank acquired 32.86% of Finans Investment Trust for total consideration of TL 5.8 million. After this transaction the Group owns 83.3% of the entity;
  during 2012, Finansbank acquired 4.61% of Finans Leasing for total consideration of TL 21.6 million. After this transaction the Group owns 95.3% of the entity;
  on March 15, 2012, the Bank acquired 10.2% of Banca Romaneasca from European Bank for Reconstruction and Development (“EBRD”) through put and call arrangements as provided for in the 2005 shareholders agreement, between the Bank and EBRD. The total consideration paid amounted to EUR 26.1 million. After this transaction the Group owns 99.3% of the entity;
  as of July 1, 2012, the foreign branch of NBG in Albania, became a subsidiary under the name Banka NBG Albania Sh.a. in which the Bank participates with 100%.
  on September 27, 2012, the Bank fully subscribed the share capital increase of Ethniki Hellenic General Insurance S.A. for the amount of EUR 500.0 million.
  on October 4, 2012, ASTIR Palace Vouliagmenis S.A. established ASTIR Marina Vouliagmenis S.A., a wholly owned subsidiary.  The capital contributed amounted to EUR 5.0 million. The Group owns 85.3% of the entity.
  on October 19, 2012 NBG Leasing IFN increased its share capital by RON 67.0 million. Banca Romaneasca participated in the share capital increase with a cancellation of the preemptive rights of NBG which was the sole shareholder. After this capital increase, the Group owns 99.3% of the entity.
  on October 29, 2012 Interlease E.A.D., Sofia, acquired through foreclosure proceedings 100% of the share capital of “Hotel Perun – Bansco” EOOD. The fair value of the company was estimated to BGN 12.0 million.
  on November 16, 2012, Finansbank disposed of its 100% subsidiary Finans Consumer Finance for TL 4.3 million.
  on November 9, 2012, the disposal of 51.0% of shares of Finans Pension was finalized, a subsidiary of Finansbank, to Cigna Nederland Gamma B.V. for a cash consideration of TL202.9 million. Finansbank retained the remaining 49.0% and it was agreed to operate Finans Pension through a formation of a 51.0% / 49.0% Joint Venture. The total consideration received and the gain on disposal of Finans Pension are analyzed as follows:

(EUR in thousands)
Gain on disposal of Finans Pension
Total cash consideration	87,738
Plus: Fair value of interest retained	104,298
Less: Net assets derecognized	(30,100)
Less: Expenses	(4,668)
Gain	157,268

The gain is included in the caption of the income statement “Other non-interest income”. The portion of the gain related to the remeasurement of the investment retained in the former subsidiary amounted to EUR 89,549 thousand and was determined as follows:

Fair value of interest retained (49%)	104,298
Less: 49% of net assets derecognized (30.100 x 49%)	(14,749)
Portion of gain	89,549

The fair value of the 49.0% interest retained in Finans Pension, was determined by reference to the cash consideration received for the 51.0% disposed of, taking also into consideration the fact that Finansbank is entitled to dividends from Finans Pension in excess of its 49.0% shareholding, provided certain performance thresholds are achieved.

  During 2011, Finansbank disposed of 20.9% of its participation in Finans Investment Trust for TL 5.0 million. After this transaction the Group owns 52.1% of the entity;
  on September 22, 2011, the Bank established in UK the Variable Interest Entity AGORAZO PLC, for the purposes of consumer loans securitization, in which the Bank has a beneficial interest;
  on September 22, 2011, the Bank established in UK the Variable Interest Entity AUTOKINITO PLC, for the purposes of car loans securitization, in which the Bank has a beneficial interest;
  on September 19, 2011, the Bank established in UK the Variable Interest Entity SPITI PLC, for the purposes of mortgage loans securitization, in which the Bank has a beneficial interest;
  on June 29, 2011, the Bank acquired 49.9% of CPT Investments Ltd from Credit Suisse A.G. The total consideration amounted to EUR 587.8 million of which amount of EUR 42.9 million was paid in cash. The remaining amount of EUR 544.9 million related to waive of debt from Credit Suisse A.G. After this acquisition the Bank holds the 100% of CPT Investments Ltd;
  during December 2010, Finans Invest acquired from the market 5.11% of Finans Leasing, a subsidiary company, listed in Istanbul Stock Exchange, with a cost of TL 20.5 million. On August 13, 2010, the Bank increased its shareholding in Finans Leasing, through a public offer. The Bank acquired 27.3% of the share capital for EUR 42.3 million (TL 81.7 million). After these acquisitions the NBG Group owns 90.9% of Finans Leasing;
  in April 2010, Finansbank disposed of 10.73% of its participation in Finans Investment Trust for TL 2.7 million. After this transaction the Group owns 71.93% of the entity;
  on November 4, 2010, following the Finansbank's Board of Directors decision of August 2, 2010, the share capital of the Finansbank was increased by TL 551.3 million (TL 547.1 million in cash and TL 4.1 million by capitalization of reserves). The cash contribution by the Group amounted to TL 518.7 million and was covered by the proceeds from repayment by Finansbank of subordinated debt amounting to TL 495.8 million (USD 325 million) and cash payments by the reinvestment of the dividend received of TL 22.9 million;
  on September 3, 2010, Banca Romaneasca S.A. established NBG Factoring Romania IFN S.A. Banca Romaneasca S.A. owns 99% and NBG Leasing IFN S.A. owns 1% of the new company;
  on August 17, 2010, the Bank acquired 21.6% of Stopanska Banka AD—Skopje, from European Bank for Reconstruction and Development (EBRD) and from International Finance Corporation (IFC) possessing 10.8% shareholding each, through put and call arrangements as provided for in the 2001 shareholders agreement, between the Bank and EBRD and IFC, for the acquisition of Stopanska Banka AD-Skopje. The total consideration paid amounted to EUR 35.2 million;
  on May 19, 2010, Eterika Plc was liquidated. Eterika Plc was a Variable Interest Entity established in the UK for the purposes of corporate loans securitization, in which the Bank had a beneficial interest and was consolidated since July 31, 2008;

The schedule below presents the effect of changes in NBG Group's ownership interest in its subsidiaries on NBG Group's equity:

	2010	2011	2012

	(EUR in thousands)
Net income / (loss) attributable to NBG shareholders	(354,772)	(14,539,668)	(2,537,491)
Transfers (to) / from the non-controlling interest
Increase in NBG's paid-in-capital for purchase of 49,9% of CPT Investments Ltd	-	216,861	-
Decrease in NBG's paid-in-capital for purchase of 10,2% of Banca Romaneasca	-	-	(7,100)
Increase / (decrease) in NBG's paid-in-capital duo to minor changes in participations in other subsidiaries	4,078	2,623	(3,101)
Net transfers to / from non-controlling interest	4,078	219,484	(10,201)
Change from net income attributable to NBG shareholders and transfers (to) / from non-controlling interest	(350,694)	(14,320,184)	(2,547,692)

CASH AND DUE FROM BANKS	12 Months Ended
Dec. 31, 2012
Cash And Due From Banks [Abstract]
CASH AND DUE FROM BANKS
NOTE 5: CASH AND DUE FROM BANKS
Cash and due from banks at December 31, comprised:

	2011	2012
	(EUR in thousands)
Current accounts with banks	444,730	536,896
Cash and similar items	1,058,153	1,134,941
Current account with central bank	209,730	475,365
Other	5,123	9,638
Total	1,717,736	2,156,840

The Bank and the other banks of the Group are required to maintain a current account with the respective central banks of their countries, to facilitate interbank transactions with the central banks, its member banks and other financial institutions through the Trans-European Automated Real-Time Gross Settlement Express Transfer system (TARGET).

DEPOSITS WITH CENTRAL BANK	12 Months Ended
Dec. 31, 2012
Deposits With Central Bank [Abstract]
DEPOSITS WITH CENTRAL BANK

NOTE 6: DEPOSITS WITH CENTRAL BANK

The Bank of Greece is the primary regulator of depository institutions in Greece. Bank of Greece requires all banks established in Greece to maintain deposits equal to 1% of total customer deposits as these are defined by the ECB. Similar requirements apply to the other banking subsidiaries of the Group. The Bank's deposits bear interest at the refinancing rate as set by the ECB (0.75% at December 31, 2012) while the corresponding deposits of Finansbank, UBB and certain other subsidiaries are non-interest bearing.

SECURITIES PURCHASED UNDER AGREEMENTS TO RESELL	12 Months Ended
Dec. 31, 2012
Securities Purchased Under Agreements To Resell [Abstract]
SECURITIES PURCHASED UNDER AGREEMENTS TO RESELL

NOTE 7: SECURITIES PURCHASED UNDER AGREEMENTS TO RESELL

The Group enters into purchases of securities under agreements to resell substantially identical securities. These agreements are classified as lending arrangements. Agreements with third parties specify the Group's rights to request collateral, based on its monitoring of the fair value of the underlying securities on a daily basis. Securities accepted as collateral may be sold or re-pledged. The Group has sold or re-pledged as at December 31, 2011 and 2012, EUR 328,031 thousand and NIL, respectively, of the securities accepted as collateral.

INTEREST BEARING DEPOSITS WITH BANKS	12 Months Ended
Dec. 31, 2012
Interest Bearing Deposits In Banks [Abstract]
INTEREST BEARING DEPOSITS WITH BANKS
NOTE 8: INTEREST BEARING DEPOSITS WITH BANKS
Interest bearing deposits with banks at December 31, comprised:

	2011	2012
	(EUR in thousands)
Placements in EUR	2,886,597	2,535,738
Placements in other currencies	881,027	440,805
Total	3,767,624	2,976,543
Maturity analysis:
Up to 3 months	3,567,531	2,513,582
From 3 months to 1 year	26,045	46,283
Over 1 year	174,048	416,678
Total	3,767,624	2,976,543

TRADING ASSETS	12 Months Ended
Dec. 31, 2012
Trading Securities Balance Sheet Reported Amounts [Abstract]
TRADING ASSETS
NOTE 9: TRADING ASSETS
Fair value of debt and equity assets held for trading purposes at December 31, comprised:

	2011	2012
	(EUR in thousands)
Greek government bonds	259,233	62
Debt securities issued by other governments and public sector entities	219,807	255,923
Greek treasury bills	2,268,222	3,221,845
Foreign treasury bills	24,057	1,662,856
Debt securities issued by Greek financial institutions	44,395	41,538
Debt securities issued by foreign financial institutions	110,026	209,832
Corporate debt securities issued by Greek companies	10,876	17,559
Corporate debt securities issued by foreign companies	5,547	9,119
Equity securities issued by Greek companies	7,767	30,249
Equity securities issued by foreign companies	8,750	7,557
Mutual fund units	5,408	11,984
Total	2,964,088	5,468,524

Net unrealized losses on trading assets (debt and equity) of EUR 288,545 thousand, EUR 713,711 thousand and EUR 59,990 thousand were included in net trading loss during 2010, 2011 and 2012, respectively.

Trading assets include securities that are pledged as collateral of EUR 927.3 million and EUR 925.9 million as at December 31, 2011 and 2012, respectively.

DERIVATIVES	12 Months Ended
Dec. 31, 2012
Derivative Instruments And Hedges [Abstract]
DERIVATIVES

NOTE 10: DERIVATIVES

Derivative instruments that the Group may use as part of its interest rate risk management strategy include interest rate swaps, interest rate floors, interest rate caps, forward rate agreements, and options. Interest rate swap contracts are exchanges of interest payments, such as fixed-rate payments for floating-rate payments, based on a stated notional amount and maturity date. Interest rate floors protect against declining rates, while interest rate caps protect against rising interest rates. Forward rate agreements are contracts in which the buyer agrees to purchase, and the seller agrees to make delivery of, a specific financial instrument at a predetermined price or yield. Options provide the purchaser with the right, but not the obligation, to purchase or sell a contracted item during a specified period at an agreed upon price.

Foreign currency volatility occurs as the Group enters into transactions involving certain assets and liabilities denominated in foreign currencies, as well as a result of the Group's international operations, particularly of Finansbank in Turkey. Derivative instruments that the Group may use to economically hedge these foreign denominated assets and liabilities include foreign exchange swaps and outright foreign exchange forwards. The Group closely monitors its exposure to the Turkish lira arising from the net investment in Finansbank and when necessary it engages in foreign exchange swaps and other economic hedging transactions in order to reduce the volatility in the Group's equity arising on the translation of Finansbank's net assets from TL to Euro.

Fair value of derivative instruments reported in the balance sheet

The following tables present the contract or notional amounts and the fair value amounts (which include the maximum exposure to credit risk) at December 31, 2011 and 2012 of the Group's derivative asset and liability positions held for trading and economic hedging purposes. These derivative positions are primarily executed in the over-the-counter market. The amounts presented below do not consider the value of any collateral held.

Derivative Assets(1)
	2011		2012
	Contract/		Contract/
	Notional	Fair	Notional	Fair
	amount	Value	amount	Value
	(EUR in thousands)		(EUR in thousands)
Cross currency interest rate swaps	6,736,338	792,046	5,819,717	314,051
Financial futures	346,708	8,142	67,288	2,830
Foreign exchange swaps	3,003,201	55,768	1,736,980	14,543
Forward rate agreements	69,865	608	125,340	712
Interest rate swaps	22,598,883	2,594,929	22,002,316	3,248,952
Options	4,794,160	114,378	6,474,875	73,554
Outright foreign exchange forwards	889,417	39,744	660,553	10,693
Credit Derivatives	7,803	65	15,138	148
Other	1,293	285	4,110,512	27,541
Total	38,447,668	3,605,965	41,012,719	3,693,024

Derivative Liabilities(1)
	2011		2012
	Contract/		Contract/
	Notional	Fair	Notional	Fair
	amount	Value	amount	Value
	(EUR in thousands)		(EUR in thousands)
Cross currency interest rate swaps	4,328,113	542,310	6,326,935	326,520
Financial futures	1,433,408	8,369	1,729,773	5,101
Foreign exchange swaps	1,643,232	27,359	1,461,782	16,735
Forward rate agreements	80,441	2,463	65,173	1,319
Interest rate swaps	26,376,089	3,580,272	24,193,694	4,335,112
Options	3,033,158	108,859	2,630,847	67,166
Outright foreign exchange forwards	1,422,942	47,114	564,006	6,286
Credit Derivatives	46,820	3,503	321,357	26,158
Other	1,444	239	-	-
Total	38,365,647	4,320,488	37,293,567	4,784,397

(1) Includes both long and short derivative positions.
Credit derivative liabilities at December 31, 2012 relate to a guarantee for the non-payment risk of the Hellenic Republic.

Gains and losses on derivative instruments
Gains and losses on derivative instruments are presented within Net trading income / (loss) in the Statement of Income and Comprehensive Income and for the year ended December 31, 2010, 2011 and 2012 and are analyzed as follows:
	2010	2011	2012
	Net gains/(losses)	Net gains/(losses)	Net gains/(losses)

	(EUR in thousands)
Interest rate swaps and cross currency interest rate swaps	(590,551)	(1,588,841)	(945,099)
Financial futures	(227,366)	(92,185)	(76,056)
Foreign exchange swaps	13,433	(9,723)	(42,221)
Forward rate agreements	(8,928)	3,829	(2,937)
Options	(123,067)	415,621	(5,385)
Outright foreign exchange forwards	(8,235)	96,158	(67,951)
Credit Derivatives	-	-	(26,158)
Other	5,453	(236)	25,104
Total	(939,261)	(1,175,377)	(1,140,703)

Occasionally, the Group uses credit derivatives such as CDS and total return swaps in managing risks of the Group's bond portfolio and other cash instruments. CDS contracts are governed by standard ISDA documentation which defines trigger events which result in settlement payouts. Examples of these triggers include bankruptcy of the reference entity, failure of the reference entity to meeting contractual obligations and debt restructuring of the reference entity. These triggers also apply to credit default protection sold. The Group uses credit derivatives to mitigate borrower-specific exposure as part of the Group's portfolio risk management techniques. The credit, legal, and other risks associated with these transactions are controlled through well established procedures. The Group's policy is to enter into these transactions with investment grade financial institutions. Credit risk to these counterparties is managed through the same approval, limit, and monitoring processes that is used for all counterparties to which the Group has credit exposure. As at December 31, 2012, and 2011, the potential maximum loss for the credit contracts sold amounted to EUR 663.7 million and EUR 53.1 million against which the Group held cash collateral equal to EUR 1.9 million and EUR 6.4 million respectively. As at December 31, 2012, credit contracts sold mainly comprise of a written guarantee of EUR 321.4 million with respect to the non-payment risk of the Hellenic Republic. The duration of the respective credit contract is around 28 years and the fair value if the derivative liability as at December 31, 2012 amounted to EUR 26.2 million.

As at December 31, 2012, “Other” under derivatives assets comprised of a warrant instrument linked to Greek GDP that was received in the context of the PSI (see Note 11). The fair value and the outstanding notional amount of the respective instrument at December 31, 2012, was EUR 27.5 million and EUR 4.1 billion respectively. The holders of the specific instrument are not entitled to receive principal whereas any payments, made on October, 15 every year, starting from 2015 with the final payment date in 2042, are contingent upon and determined on the basis of the performance of the GDP of the Hellenic Republic. Payments cannot exceed 1% of the notional held for any reference date.

Cash inflows and outflows related to derivative instruments are included in the cash flows from operating activities in the consolidated statement of cash flows for the years ended December 31, 2012, 2011, and 2010.

Credit risk associated with derivative activities

The Group considers the impact of both the credit risk of its counterparties, as well as its own creditworthiness in determining fair value of financial instruments, including over-the-counter derivative instruments and financial liabilities designated at fair value in accordance with ASC 825. This impact is estimated by calculating a separate credit value adjustment (“CVA”) for each counterparty to which the Group has exposure. The calculation considers expected exposures generated using simulation techniques, as well as netting agreements and collateral postings. Furthermore, the CVA is based on expected loss rates derived from Credit Default Swaps (“CDS”) rates observed in the market. If these are not available then we apply the regulatory risk weight that corresponds to the internal rating of the counterparty, or to unrated counterparties, if no internal rating is available. With respect to own credit risk, the Group estimates a debit value adjustment (“DVA”) by applying a methodology symmetric to the one applied for CVA. The bilateral CVA recognized by the Group at December 31, 2010, 2011 and 2012 amounted to a cumulative loss of EUR 92.0 million and a cumulative gain of EUR 158.7 million and EUR 77.1 million, respectively. The gains in 2011 and 2012 are mainly attributed to the high DVA due to the Bank's increased CDS rate compared to 2010. The Group seeks to reduce counterparty risk by standardizing relationships with counterparties through International Swaps and Derivatives Association, Inc. (“ISDA”) and Global Master Repurchase Agreement (“GMRA”) contracts, which encompass all necessary netting and margining clauses. Additionally, for almost all active counterparties in over-the-counter transactions, apart from the Hellenic Republic, Credit Support Annexes (CSAs) have been put into effect, so that net current exposures are managed through margin accounts on a daily basis, through the exchange of cash collateral.

A portion of the derivative activity involves exchange-traded instruments. Exchange-traded instruments conform to standard terms and are subject to policies set by the exchange involved, including counterparty approval, margin requirements and security deposit requirements. Management believes the credit risk associated with these types of instruments is minimal.

Substantially all of the Group's derivative contracts contain credit risk-related contingent features, primarily in the form of ISDA master agreements that enhance the creditworthiness of these instruments compared to other obligations of the respective counterparty with whom the Group has transacted. These contingent features may be for the benefit of the Group as well as its counterparties with respect to changes in the Group's creditworthiness. At December 31, 2011 and at December 31, 2012, the Group held cash and securities collateral of EUR 501.7 million and EUR 395.0 million and posted cash and securities collateral of EUR 2,178.3 million and EUR 2,115.2 million in the normal course of business under derivative agreements.

In connection with certain over-the-counter derivative contracts and other trading agreements, the Group could be required to terminate transactions with certain counterparties at their request since the Bank's credit rating as at December 31, 2012, has triggered this provision in the contract. In such an event, the amount that would be required to settle the position depends on the contract and is usually the market value of the exposure on that day less any amount that has already been posted as collateral under CSAs. Therefore, for derivatives subject to CSAs that are executed on a daily margin basis, the additional amount that would be required to settle the position is a two day change in the mark to market of the instrument which as of December 31, 2011 and 2012, amounted to EUR 27.0 million and EUR 12.2 million, respectively.

INVESTMENT SECURITIES	12 Months Ended
Dec. 31, 2012
Investment Securities Details [Abstract]
INVESTMENT SECURITIES
NOTE 11: INVESTMENT SECURITIES

Available-for-sale securities

The amortized cost of available-for-sale securities and their fair values at December 31, comprised:

	2011
Available-for-sale securities		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	(Losses)	Value
	(EUR in thousands)
Greek government bonds	3,730,682	-	(33,304)	3,697,378
Debt securities issued by other governments and public sector entities	3,154,367	7,840	(108,456)	3,053,751
Foreign treasury bills	181,130	53	(733)	180,450
Corporate debt securities issued by companies incorporated in Greece	701,889	685	(242,048)	460,526
Corporate debt securities issued by companies incorporated outside Greece	715,904	32,653	(93,675)	654,882
Equity securities issued by companies incorporated in Greece	56,968	817	(165)	57,620
Equity securities issued by companies incorporated outside Greece	42,107	6,121	(3,273)	44,955
Mutual Fund units	452,200	2,254	(32,292)	422,162
Total available-for-sale securities	9,035,247	50,423	(513,946)	8,571,724

	2012
Available-for-sale securities		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	(Losses)	Value
	(EUR in thousands)
Greek government bonds	1,640,954	83,770	(43,385)	1,681,339
Debt securities issued by other governments and public sector entities	3,316,344	175,048	(2,567)	3,488,825
Foreign treasury bills	318,308	52	(1,399)	316,961
Corporate debt securities issued by companies incorporated in Greece	567,915	817	(82,321)	486,411
Corporate debt securities issued by companies incorporated outside Greece	533,708	14,992	(41,477)	507,223
Equity securities issued by companies incorporated in Greece	56,004	32,308	(97)	88,215
Equity securities issued by companies incorporated outside Greece	19,308	8,306	(28)	27,586
Mutual Fund units	459,838	36,435	(1,410)	494,863
Total available-for-sale securities	6,912,379	351,728	(172,684)	7,091,423

The following table presents the fair value and the associated unrealized losses of available-for-sale securities in an unrealized loss position as at December 31, 2011. The table also discloses whether these securities have had unrealized losses for periods less than 12 months or for 12 months or longer.

	2011
	Less than 12 months		12 months or longer		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
	(EUR in thousands)
Available-for-sale securities
Greek government bonds	1,327,674	(33,304)	-	-	1,327,674	(33,304)
Debt securities issued by other governments and public sector entities	2,403,878	(91,797)	60,037	(16,659)	2,463,915	(108,456)
Foreign treasury bills	29,322	(733)	-	-	29,322	(733)
Corporate debt securities issued by companies incorporated in Greece	17,900	(9,467)	335,976	(232,581)	353,876	(242,048)
Corporate debt securities issued by companies incorporated outside Greece	137,609	(16,698)	216,391	(76,977)	354,000	(93,675)
Equity securities issued by companies incorporated in Greece	506	(165)	-	-	506	(165)
Equity securities issued by companies incorporated outside Greece	3,274	(3,063)	1,121	(210)	4,395	(3,273)
Mutual Fund units	231,391	(23,362)	74,011	(8,930)	305,402	(32,292)
Total available-for-sale securities	4,151,554	(178,589)	687,536	(335,357)	4,839,090	(513,946)

The following table presents the fair value and the associated unrealized losses of available-for-sale securities in an unrealized loss position as at December 31, 2012. The table also discloses whether these securities have had unrealized losses for periods less than 12 months or for 12 months or longer.

	December 31, 2012
	Less than 12 months		12 months or longer		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
	(EUR in thousands)
Available-for-sale securities in unrealized loss position
Greek government bonds	3,271	(151)	1,341,120	(43,234)	1,344,391	(43,385)
Debt securities issued by other governments and public sector entities	345,287	(2,509)	7,730	(58)	353,017	(2,567)
Foreign treasury bills	51,137	(1,399)	-	-	51,137	(1,399)
Corporate debt securities issued by companies incorporated in Greece	39,999	(181)	376,821	(82,140)	416,820	(82,321)
Corporate debt securities issued by companies incorporated outside Greece	26,839	(1,714)	202,044	(39,763)	228,883	(41,477)
Equity securities issued by companies incorporated in Greece	-	-	412	(97)	412	(97)
Equity securities issued by companies incorporated outside Greece	206	(1)	361	(27)	567	(28)
Mutual Fund units	46,238	(1,305)	1,195	(105)	47,433	(1,410)
Total available-for-sale securities	512,977	(7,260)	1,929,683	(165,424)	2,442,660	(172,684)

The scheduled maturities of available-for-sale securities at December 31, 2011 and 2012 were as follows:
	2011		2012

	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value
	(EUR in thousands)		(EUR in thousands)
Due in one year or less	541,384	520,431	1,014,522	1,018,035
Due from one to five years	4,524,571	4,293,808	3,551,564	3,518,676
Due from five to ten years	2,085,817	1,947,161	1,188,161	1,282,933
Due after ten years	1,332,200	1,285,587	622,982	661,115
Total debt securities	8,483,972	8,046,987	6,377,229	6,480,759
Equity securities and mutual fund units	551,275	524,737	535,150	610,664
Total	9,035,247	8,571,724	6,912,379	7,091,423

##D<Available for Sale Securities Gains and Losses>

Available for sale securities include securities that are pledged as collateral of EUR 4,923.7 million and EUR 1,992.0 million as at December 31, 2011 and 2012, respectively.

The following table presents the net gains / (losses) on available-for-sale and held-to-maturity securities for 2010, 2011 and 2012.
	2010	2011	2012

	(EUR in thousands)
Gross realized gains on sales of available for sale securities
Greek government bonds	3,138	83,573	382,090
Debt securities issued by other governments and public sector entities	177,592	21,607	30,679
Corporate debt securities	4,666	13,108	8,331
Equity securities	4,388	1,716	2,590
Mutual fund units	8,226	11,832	14,641
Total gross realized gains on sales of available for sale securities	198,010	131,836	438,331
Gross realized losses on sales of available for sale securities
Greek government bonds	(68,507)	(142,205)	(73,446)
Debt securities issued by other governments and public sector entities	(12,387)	(7,410)	(10,816)
Corporate debt securities	(2,143)	(316)	(70)
Equity securities	-	(1,284)	(1,189)
Mutual fund units	(14)	(87)	(2,603)
Total gross realized losses on sales of available for sale securities	(83,051)	(151,302)	(88,124)
Net realized gains / (losses) on sales of available for sale securities	114,959	(19,466)	350,207

Other-Than-Temporary-Impairment
OTTI of Greek government bonds	-	(8,770,914)	(378,270)
Debt securities issued by other governments and public sector entities	-	-	(6,328)
Corporate debt securities	-	(142,973)	(9,792)
Equity securities	(85,198)	(223,366)	(15,743)
Mutual fund units	(4,299)	(36,460)	(317)
Total Other-Than-Temporary-Impairment	(89,497)	(9,173,713)	(410,450)
Net gains / (losses) on available for sale and held to maturity securities	25,462	(9,193,179)	(60,243)

Held-to-maturity securities

The amortized cost of held-to-maturity securities and their fair values at December 31, comprised:
	2011
		Gross	Gross
	Amortized	Unrecognized	Unrecognized	Fair
	Cost	Gains	(Losses)	Value
Held-to-maturity securities	(EUR in thousands)
Greek government bonds	845,015	-	(40,589)	804,426
Debt securities issued by other governments and public sector entities	107,206	8,258	(6,570)	108,894
Foreign Treasury bills	49,981	-	-	49,981
Total held-to-maturity securities	1,002,202	8,258	(47,159)	963,301

	2012
		Gross	Gross
	Amortized	Unrecognized	Unrecognized	Fair
	Cost	Gains	(Losses)	Value
Held-to-maturity securities	(EUR in thousands)
Greek government bonds	119,610	30,795	(1,143)	149,262
Debt securities issued by other governments and public sector entities	92,055	19,379	-	111,434
Foreign Treasury bills	144,279	-	-	144,279
Total held-to-maturity securities	355,944	50,174	(1,143)	404,975

The following table presents the fair value and the associated unrecognized losses of held-to-maturity securities in an unrecognized loss position as at December 31, 2012. The table also discloses whether these securities have had unrecognized losses for periods less than 12 months or for 12 months or longer.

	2011
	Less than 12 months		12 months or longer		Total
	Fair	Unrecognized	Fair	Unrecognized	Fair	Unrecognized
	Value	Losses	Value	Losses	Value	Losses
	(EUR in thousands)
Held to maturity investments
Greek government bonds	-	-	15,432	(40,589)	15,432	(40,589)
Debt securities issued by other governments and public sector entities	5,326	(2,973)	17,239	(3,597)	22,565	(6,570)
Total held to maturity investments	5,326	(2,973)	32,671	(44,186)	37,997	(47,159)

	2012
	Less than 12 months		12 months or longer		Total
	Fair	Unrecognized	Fair	Unrecognized	Fair	Unrecognized
	Value	Losses	Value	Losses	Value	Losses
	(EUR in thousands)
Held to maturity investments
Greek government bonds	-	-	56,053	(1,143)	56,053	(1,143)
Total	-	-	56,053	(1,143)	56,053	(1,143)

The scheduled maturities of held-to-maturity securities at December 31, 2011 and 2012 were as follows:
	2011		2012
	As restated
	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value
	(EUR in thousands)		(EUR in thousands)
Due in one year or less	148,409	148,481	215,264	214,121
Due from one to five years	376,198	332,636	-	-
Due from five to ten years	389,799	386,202	78,266	97,645
Due after ten years	87,796	95,982	62,414	93,209
Total	1,002,202	963,301	355,944	404,975

Held to maturity securities include securities that are pledged as collateral of EUR 780.0 million and NIL as at December 31, 2011 and 2012, respectively.

Other-Than-Temporary-Impairment assessment of available-for-sale and held-to-maturity securities

       The assessment for Other-Than-Temporary-Impairment (“OTTI”) of available-for-sale and held-to-maturity debt securities and available-for-sale marketable equity securities and mutual fund units is based on a variety of factors, including the length of time and extent to which the market value has been less than cost, the financial condition of the issuer of the security, and our intent and ability to hold the security to recovery. For debt securities, the evaluation is based upon factors such as the creditworthiness of the issuers and/or guarantors, the underlying collateral, if applicable, and the continuing performance of the securities. Regarding equity securities and mutual fund units, as part of our impairment analysis, we frequently update our expectations based on actual historical evidence that recovery has not yet occurred. Specifically, when unrealized losses persist, we obtain greater and more detailed objective evidence regarding the future earnings potential and the underlying business economics of the issuers and the share price trend.

Greek government bonds eligible for the PSI

In February 2012, the Group participated in the exchange of Greek government bonds in the context of the PSI and received new Greek government bonds of nominal value EUR 4.4 billion.

In December 2012, the Bank participated in the debt buyback program arranged by the Public Debt Management Agency for the account of the Hellenic Republic. The Group offered bonds of nominal value EUR 4.4 billion that were exchanged with 6-month EFSF bonds of EUR 1.5 billion. The exchange resulted in profit before tax of EUR 361.6 million, which is presented in “Gross realized gains on sales of available for sale securities - Greek government bonds” (see above). The exchange in December 2012 involved all the new Greek government bonds that were issued in March/April 2012 in the context of the PSI. A holder of such new Greek government bonds could exchange them irrespective of whether such new Greek government bonds were acquired in the context of the PSI, or subsequently from the open market.

Since the PSI we have made net purchases of such new Greek government bonds from the open market. In December 2012, we exchanged the majority of the new Greek government bonds we held at that time (see roll-forward table below), including the new Greek government bonds acquired subsequently to the PSI.

The following tables present the roll-forward described above:

	Eligible GGBs		Non-eligible GGBs		New GGBs		TOTAL GGBs
	Notional Amount	Carrying Amount	Notional Amount	Carrying Amount	Notional Amount	Carrying Amount	Notional Amount	Carrying Amount
EUR thousands
31-Dec-10	13241433.0	9750785.0	1202883.0	1176433.0	-	-	14444316.0	10927218.0
Net purchases/sales/ maturity	(307210.0)	(117198.0)	317096.0	231145.0	-	-	9886.0	113947.0
Amortization of discounts	-	69469.0	-	8166.0	-	-	-	77635.0
Fair Value adjustments (Trading & AFS)	-	(3973028.0)	-	(29398.0)	-	-	-	(4002426.0)
OTTI for held-to-maturity	-	(2347320.0)	-	-	-	-	-	(2347320.0)
Currency translation differences for GGBs denominated in foreign currency	29494.0	32572.0	-	-	-	-	29494.0	32572.0
Total, December 31, 2011	12963717.0	3415280.0	1519979.0	1386346.0	-	-	14483696.0	4801626.0
Net purchases/sales/ maturity	(144151.0)	(6780.0)	99549.0	18446.0	288786.0	64930.0	244184.0	76596.0
Amortization of discounts	-	10003.0	-	54013.0	-	66395.0	-	130411.0
Fair Value adjustments (Trading) (1)	-	(22599.0)	-	-	-	-	-	(22599.0)
Fair Value adjustments (AFS) (1)	-	(252704.0)	-	55689.0	-	364345.0	-	167330.0
OTTI for held-to-maturity(1)	-	(98436.0)	-	-	-	-	-	(98436.0)
Currency translation differences for GGBs denominated in foreign currency	(22195.0)	(6444.0)	-	-	-	-	(22195.0)	(6444.0)
Exchanged in the PSI	(12247371.0)	(2831455.0)	-	-	4437322.0	1092655.0	(7810049.0)	(1738800.0)
Buyback program	-	-	-	-	(4443402.0)	(1508736.0)	(4443402.0)	(1508736.0)
Total, December 31, 2012	550000.0	206865.0	1619528.0	1514494.0	282706.0	79589.0	2452234.0	1800948.0
Fair Value as of December 31, 2011		3415280.0		1343108.0		-		4758388.0
Fair Value as of December 31, 2012		206865.0		1513350.0		110400.0		1830615.0

(1) Immediately before the PSI exchange in March 2012, the fair value of the Eligible GGBs exchanged in the PSI was set equal to the total fair value of the securities received, i.e. the sum of fair value of the new Greek government bonds, the detachable GDP linked securities and the EFSF bonds . The fair value for the new Greek government bonds was determined based on the market prices on the first day of trading in March 2012. Since we have concluded that a credit related OTTI existed for all eligible Greek government bonds, the total loss recognized in AOCI for the bonds that were classified as AFS was recycled in the income statement.

In 2011 we recognized OTTI with respect to Greek government bonds eligible for the PSI as follows:

		EUR thousands
OTTI for available-for-sale (reclassified from AOCI)		-6,304,467
OTTI for held-to-maturity		-2,347,320
OTTI for held-to-maturity (reclassified from AOCI)(1)		-119,127
Total OTTI		-8,770,914
(1) Relates to bonds previously in AFS that were reclassified to HTM thus there was a component in AOCI that was being amortized over the life of the bond.

The table below presents an analysis of the instruments received in the PSI:

	Notional Amount	Carrying Amount
	EUR thousands
Instruments received for the PSI eligible Greek government bonds
New Greek government bonds	3,884,033	956,440
EFSF bonds	1,848,134	1,848,134
Sub-total	5,732,166	2,804,574
EFSF bond received for accrued interest	309,745	309,745
Detachable GDP -linked securities	3,884,033	26,881
Total instruments received for the PSI eligible Greek government bonds	9,925,944	3,141,199

Instruments received for the PSI eligible loans
New Greek government bonds	553,289	136,215
EFSF bonds	263,471	263,471
Sub-total	816,761	399,687
EFSF bond received for accrued interest	26,002	26,002
Detachable GDP -linked securities	553,289	4,083
Total instruments received for the eligible loans	1,396,052	429,772

In 2012 we recognized OTTI with respect to Greek government bonds eligible for the PSI as follows:

		EUR thousands
OTTI for available-for-sale (reclassified from AOCI)		-252,704
OTTI for held-to-maturity		-98,436
Gain from buyback (reclassified from AOCI)		361,555
Total OTTI net of gain from buyback in 2012		10,415

The fair value of the Greek government bonds given up in the exchange were determined using a discount rate of 12% which includes credit risk and was based on the new fundamentals regarding the Hellenic Republic debt (the successful implementation of the PSI, together with the financial assistance under the Program agreed by the Eurozone members and IMF, which was expected to improve Hellenic Republic's debt sustainability aiming at the reduction of the Hellenic Republic debt to GDP ratio to 120% by 2020, the new reform effort and the escrow account arranged for the new PSI bonds that raises their seniority). Specifically, to arrive at this estimate, we have considered the yields of similarly rated sovereign and corporate entities, and we have analyzed the relationship of credit ratings and public debt with the bond yields for other European countries.

The new Greek government bonds were initially and subsequently valued using HDAT (the Bank of Greece's platform for electronic trading in Greek government bonds) prices, the EFSF bonds were initially and subsequently valued using quoted market prices on Bloomberg. The GDP-linked securities are marked to market through the statement of income and were initially valued using Bloomberg CBBT pricing quote and subsequently valued using Reuters RRPS pricing quote.

In December 2012, the Hellenic Republic arranged a debt buyback program for the new Greek government bonds that were issued in the March/April 2012 PSI with the purpose of further reduction the Greek government debt. This program was available with the same terms to all holders of new Greek government bonds.

The terms of the new Greek government bonds were the following;

  20 separate series with staggered bullet maturities of between 11 and 30 years, with the first maturity in 2023.
  Coupon rate of 2% per annum for payment dates in 2013-2015, 3% per annum for payment dates in 2016-2020, 3.65% per annum for payment date 2021 and 4.3% per annum for payment dates in 2022 and thereafter. The new GGBs were then traded on HDAT (Electronic Secondary Securities Market).

The new Greek government bonds were eligible to be exchanged for a six month, zero coupon EFSF bond at an average exchange price of 34.0%. The exchange price of 34.0% was thus used to calculate the fair value of the new Greek government bonds at the date of the exchange.

In accordance with the terms of the exchange offer, the Group offered new Greek government bonds of nominal value EUR 4,443.4 million and fair value of EUR 1,508.7 million in exchange for 6-month EFSF bonds with nominal and fair value of EUR 1,508.7 million.

All new Greek government bonds exchanged in the December 2012 buyback were held in the available-for-sale category. Therefore, all the pre-tax gain recognized in the income statement with respect to this transaction relates to the recycling of the gain recognized in AOCI as at the date of the buyback. The calculation of the gain is presented in the table below:

EUR thousands
Fair value of instruments received	1,508,736
Amortized cost of instruments offered	(1,147,181)
Gain	361,555

The gain was calculated as the difference between the fair value and the amortized cost of the new Greek government bonds exchanged at the buyback. The fair value was based on the exchange price set by the Hellenic Republic and the fair value of the EFSF bonds received in return. The EFSF bonds received in return were new zero-coupon bonds with 6-month maturity and the fair value at the time of the buyback in December 2012 was equal to 100%, while at December 31, 2012 the price was 99.96% (Source: Bloomberg).

There are no anticipated exchanges for the remaining Greek government bonds in the Group's portfolio. Furthermore, the first EFSF bond that matured in March 2013 and the 6-month EFSF securities received in exchange of the accrued interest with respect to the Greek government bonds exchanged in the PSI have paid and performed in accordance with all original contractual terms and the second EFSF bond that matures in March 2014 has paid interest in accordance with all original contractual terms.

Greek government bonds not eligible for the PSI

At December 31, 2012 other Greek government bonds that were not eligible for the PSI and are held by the Group with unrealized losses comprised of:

(a)       a bond classified as available-for-sale with nominal amount EUR 1,434.7 million and fair value EUR 1,341.1 million that matures in May 2014 and was received by the Bank in settlement of the Redeemable Preference Shares issued to the Greek State in accordance with Law 3723/2008 (Pillar I) (see Note 32). Since this bond is not quoted in an active market, the fair value was determined using a valuation technique that takes into consideration the market yields of the new GGBs issued in the context of the PSI, and the market yields of Greek treasury bills, which are issued with certain frequency by the Greek government in order to construct the short-end of the zero coupon curve used to discount the cash flows of the May 2014 GGB, since the earliest maturity of the new GGBs is February 2023. The unrealized loss of EUR 43.2 million was recognized in other comprehensive income.

(b)       a bond classified as held-to-maturity issued by the New Economy Development Fund (“TANEO”), a company controlled by the Hellenic Republic, with nominal amount EUR 57.7 million, carrying value EUR 57.2 million and fair value EUR 56.1 million that matures in June 2013. Since this bond is also not quoted in an active market, the fair value was determined using a valuation technique similar to that described in (a) above.

The Group has conducted an assessment of whether the decline in fair value below amortized cost is an other-than-temporary-impairment. The Group does not intend to sell these Greek government bonds, and it is not more likely than not to be required to sell them before the recovery of their amortized cost basis. Furthermore, the Group expects to recover the entire amortized cost basis of these bonds, because there is no evidence at the date these financial statements were authorized that there is a loss event that has an impact on the estimated future cash flows associated with these bonds, hence that the future cash flows will not be recovered in accordance with the contractual terms. Accordingly the unrealized losses of these bonds are included within AOCI.

To arrive at this conclusion the Group has considered that, although the issuer has financial difficulties, there is an expectation that the contractual cash flows will be met due to the guarantees in place as a result of the new Program for economic support for Greece as well as continuous support offered to Greece by the IMF and the Eurozone countries. Further the group gave consideration to the short duration of these bonds as they mature in May 2014 and June 2013, respectively, that is within the period of the new Program for economic support for Greece.

In particular for the bond received in settlement of the Redeemable Preference Shares issued to the Greek State (see (a) above), the Bank also considered that this transaction formed an integral part of the public policy of the Official Sector to support the regulatory capital of the Greek banks in an effort to sustain the systemic stability of the financial sector in Greece. The Hellenic Republic would not benefit from defaulting on this bond since such action would not result to any reduction of the public debt, since it would be more than offset by the increased capitalization needs of the Greek banks and would therefore increase the Greek public debt. This result would have been in clear contradiction to the basic aim of the new Program for economic support for Greece, which was approved by the heads of state of the Eurozone states and is supervised by the IMF, the ECB and the EU. Additionally, subject to obtaining Bank of Greece and other statutory approvals for the repurchase of the Redeemable Preference shares of a nominal value of EUR 1,350.0 million, the Bank could elect to exchange this bond at its maturity in May 2014 with the Redeemable Preference shares.

For the bond issued by TANEO (see (b) above), the Group also considered that the fair value of the company's investments and the cash and cash equivalents held by TANEO exceeds the total outstanding bond issue and therefore the probability of TANEO defaulting on the bonds it has issued is small, and even in the case of default, this bond is fully guaranteed by the Hellenic Republic.

  Impairment of other debt securities, equity securities and mutual funds units

OTTI charges for available-for-sale and held-to-maturity securities in 2010

       During 2010 the Group recognized OTTI charges in relation to the majority of its equity securities and mutual fund units held with significant and prolonged unrealized losses. In particular, the Group recognized an OTTI charge for all equity securities and mutual fund units for which an OTTI charge was recognized in previous years and as at December 31, 2010 were in an unrealized loss position.

       As at December 31, 2010, gross unrealized losses existing for twelve months or more for equity securities are not material and all mutual fund units with unrealized losses existing for twelve months or more were not considered impaired as the losses were not significant to the respective investments held.

OTTI charges for available-for-sale and held-to-maturity securities in 2011

       Other than the OTTI charges recognized for the Greek government bonds due to the PSI, as discussed above, the Group recognized OTTI charges in relation to certain corporate debt securities issued by Greek financial institutions in an unrealized loss position because, as at December 31, 2011, the Group considered that a credit loss existed with respect to these securities.

During 2011 the Group recognized OTTI charges in relation to the majority of its equity securities and mutual fund units held with significant and prolonged unrealized losses. In particular, the Group recognized OTTI charges for all equity securities and mutual fund units for which an OTTI was recognized in previous periods and, as at December 31, 2011, were in an unrealized loss position. As at December 31, 2011, gross unrealized losses existing for twelve months or more for equity securities are not material and all mutual fund units with unrealized losses existing for twelve months or more were not considered impaired as the losses were not significant to the respective investments held.

For other debt securities issued by Greek financial institutions no OTTI has been recognized based on management's assessment that the Group neither has the intention to sell nor expects it will be required to sell these securities before the recovery of their respective amortized cost bases, and that the issuers' payment obligations associated with these positions will be met on time and the full amount will be recovered. A key factor considered in this assessment was the existence of the recapitalization plan for the Greek banks (see Note 3).

OTTI charges for available-for-sale and held-to-maturity securities in 2012

       Other than the OTTI charges recognized for the Greek government bonds due to the PSI, as discussed above, the Group recognized OTTI charges in relation to all the bonds held that are issued by the Cyprus Republic, Bank of Cyprus and Cyprus Popular Bank because, as at December 31, 2012, the Group considered that a credit loss existed with respect to these securities due to the financial difficulties faced by the issuers.

During 2012 the Group recognized OTTI charges in relation to the majority of its equity securities and mutual fund units held with significant and prolonged unrealized losses. In particular, the Group recognized OTTI charges for all equity securities and mutual fund units for which an OTTI was recognized in previous periods and, as at December 31, 2012, were in an unrealized loss position. As at December 31, 2012, gross unrealized losses existing for twelve months or more for equity securities and mutual fund units are not material and were not considered impaired as the losses were not significant to the respective investments held.

For other debt securities issued by Greek financial institutions no OTTI has been recognized based on management's assessment that the Group neither has the intention to sell nor expects it will be required to sell these securities before the recovery of their respective amortized cost bases, and that the issuers' payment obligations associated with these positions will be met on time and the full amount will be recovered. A key factor considered in this assessment was the existence of the recapitalization plan for the Greek banks and that the recapitalization process in progressing and is expected to be completed by June 2013 (see Note 3).

With respect to debt securities issued by companies incorporated outside Greece the loss of EUR 41.5 million relates to debt securities issued mainly by major European and American banks and insurance companies. We consider that these banks and insurance companies will continue to pay in accordance with the contractual terms and as such an other-than-temporary-impairment was not considered necessary as at December 31, 2012.

EQUITY METHOD INVESTMENTS	12 Months Ended
Dec. 31, 2012
Investments In Affiliates Subsidiaries Associates And Joint Ventures [Abstract]
EQUITY METHOD INVESTMENTS

NOTE 12: EQUITY METHOD INVESTMENTS

The Group has investments that are accounted for using the equity method of accounting. The summarized financial information below represents an aggregation of the Group's non-subsidiary investees.

	2010	2011	2012
	(EUR in thousands)
Equity method investments	50,094	59,139	188,122
Revenue	127,630	77,406	175,632
Gross profit	40,056	29,804	74,251
Net earnings	12,510	6,774	28,699
Group’s equity in net earnings	9,245	8,661	14,686
Dividends received by the Group	1,541	2,785	2,369
Balance Sheet data as at December 31
Current assets	79,766	91,871	221,659
Non-current assets	486,486	511,932	300,691
Current liabilities	28,696	30,077	101,160
Non-current liabilities	461,376	488,387	250,330
Net assets	76,180	85,339	170,860
Group’s equity in net assets	47,695	38,974	78,811

The increase in equity method investments during 2010 and 2011 mainly relates to investments made by our private equity funds. The increase in 2012 mainly relates to Finans Pension, which became a jointly controlled entity, instead of subsidiary, due to the disposal of 51.0% to Cigna Nederland Gamma B.V. The fair value of the interest retained (49.0%) amounted to EUR 104,298 thousands (see NOTE 4: MERGERS, ACQUISITIONS, DISPOSALS AND NEW ENTITIES ESTABLISHED).

On December 31, 2011, the Group recognized EUR 1.7 million impairment loss for its investment in Planet S.A.

LOANS AND ALLOWANCE FOR LOAN LOSSES	12 Months Ended
Dec. 31, 2012
Loans And Leases Receivable Gross Carrying Amount [Abstract]
LOANS AND ALLOWANCE FOR LOAN LOSSES
NOTE 13: LOANS AND ALLOWANCE FOR LOAN LOSSES

Loans: Concentration of credit risk
Loans granted by the Group according to type of loan, which represents the Group's concentration of credit risk, at December 31, 2011 and 2012 comprised:
	2011			2012
	Greek	Foreign	Total	Greek	Foreign	Total
	residents			residents
	(EUR in thousands)
Consumer:
Residential mortgages	18,762,689	4,148,062	22,910,751	17,985,605	4,367,169	22,352,774
Credit card	1,527,119	3,763,261	5,290,380	1,458,686	5,190,403	6,649,089
Auto financing	308,598	144,085	452,683	209,002	106,971	315,973
Other consumer	4,763,063	2,990,411	7,753,474	4,708,629	3,888,030	8,596,659
Total consumer	25,361,469	11,045,819	36,407,288	24,361,922	13,552,573	37,914,495
Commercial:
Industry and mining	4,084,213	3,020,134	7,104,347	5,132,238	2,569,096	7,701,334
Small scale industry	1,962,344	1,295,509	3,257,853	1,778,422	1,496,807	3,275,229
Trade	7,374,620	3,600,619	10,975,239	7,038,596	3,684,194	10,722,790
Construction	1,131,868	1,629,284	2,761,152	987,412	1,812,657	2,800,069
Tourism	479,955	279,303	759,258	454,471	276,489	730,960
Shipping and transportation	2,216,777	799,940	3,016,717	2,182,347	812,678	2,995,025
Commercial mortgages	774,709	647,331	1,422,040	663,725	618,420	1,282,145
Public sector	8,711,152	280,712	8,991,864	5,607,992	238,358	5,846,350
Other	88,376	1,479,101	1,567,477	111,129	1,186,631	1,297,760
Total commercial	26,824,014	13,031,933	39,855,947	23,956,332	12,695,330	36,651,662
Total loans	52,185,483	24,077,752	76,263,235	48,318,254	26,247,903	74,566,157
Unearned income	(92,749)	(167,629)	(260,378)	(53,048)	(179,339)	(232,387)
Loans, net of unearned income	52,092,734	23,910,123	76,002,857	48,265,206	26,068,564	74,333,770
Less: Allowance for loan losses	(5,433,828)	(1,116,807)	(6,550,635)	(5,797,319)	(1,520,525)	(7,317,844)
Total Net Loans	46,658,906	22,793,316	69,452,222	42,467,887	24,548,039	67,015,926

Included in the above table for 2011 and 2012 are loans that are economically hedged for interest rate risk, for which the Group elected the fair value option. The fair value and outstanding principal balance of these loans at December 31, 2012 was EUR 180,611 thousand and EUR  166,520 thousand respectively (EUR 277,247 thousand and EUR  266,258 thousand respectively at December 31, 2011). Net gains / (losses) resulting from changes in the fair value of these loans of EUR (25,757) thousand and EUR  2,738 thousand in 2011 and 2012 respectively were recorded in net interest income before provision for loan losses.

Also, included in the above tables are loans for lease financing amounting to EUR  1,634,225 thousand and EUR  1,435,598 thousand in 2011 and 2012 respectively.

Loans: Credit quality indicators

The Group actively monitors the credit quality of its loan portfolio using several credit quality indicators. The credit quality indicators considered to be the most significant are the delinquency status for all loans, and the credit rating for commercial loans. The days past due is the credit quality indicator the most relevant to the loans in our consumer loans portfolio. In accordance with our policies, the number of days past due is the key factor the Group considers when determining the appropriate course of action. For instance, the actions to pursue collection increase as the number of days past due increases. Furthermore, days past due is also a key factor considered in determining the loans that are eligible for our restructuring programs.

Ageing of loan portfolio

The following tables provide details of delinquent and non-accruing loans by loan class at December 31, 2011 and 2012:
	December 31, 2011
							Of which:
	Past due 31-89 days	Past due greater than 90 days	Total Past due loans	Current loans(1)	Loans measured at Fair value	Total	+90 days and accruing loans	Non accruing loans
	EUR in thousands

Greek
Residential mortgages	1,180,533	2,629,140	3,809,673	14,953,016	-	18,762,689	591,445	2,798,058
Credit card	64,609	540,059	604,668	922,451	-	1,527,119	22,561	517,498
Other consumer	326,768	1,669,764	1,996,532	3,075,129	-	5,071,661	71,133	1,994,051
Small business loans	213,343	1,094,178	1,307,521	2,562,702	-	3,870,223	15,488	1,477,372
Other commercial loans	285,165	1,753,830	2,038,995	20,914,796	-	22,953,791	69,278	1,936,790
Total Greek loans	2,070,418	7,686,971	9,757,389	42,428,094	-	52,185,483	769,905	8,723,769

Foreign
Residential mortgages	203,456	177,586	381,042	3,492,116	274,904	4,148,062	174	248,797
Credit card	116,981	341,014	457,995	3,305,266	-	3,763,261	-	360,289
Other consumer	169,789	398,985	568,774	2,565,722	-	3,134,496	253	505,627
Small business loans	98,124	511,061	609,185	1,648,877	-	2,258,062	677	582,707
Other commercial loans	339,631	984,436	1,324,067	9,447,461	2,343	10,773,871	155,977	1,045,752
Total Foreign loans	927,981	2,413,082	3,341,063	20,459,442	277,247	24,077,752	157,081	2,743,172
Total loans	2,998,399	10,100,053	13,098,452	62,887,536	277,247	76,263,235	926,986	11,466,941

	December 31, 2012
							Of which:
	Past due 31-89 days	Past due greater than 90 days	Total Past due loans	Current loans(1)	Loans measured at Fair value	Total	+90 days and accruing loans	Non accruing loans
	EUR in thousands

Greek
Residential mortgages	1,109,010	4,105,851	5,214,861	12,770,744	-	17,985,605	572,846	4,554,572
Credit card	58,768	639,484	698,252	760,434	-	1,458,686	26,850	612,634
Other consumer	292,061	2,138,522	2,430,583	2,487,048	-	4,917,631	92,809	2,535,817
Small business loans	138,849	1,649,627	1,788,476	1,865,363	-	3,653,839	8,212	1,996,481
Other commercial loans	321,706	2,868,291	3,189,997	17,112,496	-	20,302,493	129,166	3,031,762
Total Greek loans	1,920,394	11,401,775	13,322,169	34,996,085	-	48,318,254	829,883	12,731,266

Foreign
Residential mortgages	210,264	205,516	415,780	3,771,134	180,255	4,367,169	-	238,899
Credit card	126,365	471,470	597,835	4,592,568	-	5,190,403	-	551,100
Other consumer	179,879	504,778	684,657	3,310,344	-	3,995,001	1,662	590,087
Small business loans	95,767	623,843	719,610	1,954,899	-	2,674,509	43,112	640,248
Other commercial loans	143,928	1,129,416	1,273,344	8,747,121	356	10,020,821	161,002	1,174,149
Total Foreign loans	756,203	2,935,023	3,691,226	22,376,066	180,611	26,247,903	205,776	3,194,483
Total loans	2,676,597	14,336,798	17,013,395	57,372,151	180,611	74,566,157	1,035,659	15,925,749

(1) loans less than 30 days past due are included in current loans

Credit ratings of commercial loans
According to the Group's credit policy, all corporate customers are rated on a 22-grade scale. This rating is based on quantitative and qualitative criteria and is reviewed at least annually. Additionally, each of the Bank’s and its subsidiaries' rating systems consider the borrower's industry risk and its relative position within its peer group. Small Business loans are rated through a behavioral model on a 14-grade scale. The ratings scale for corporate and Small Business customers corresponds to likelihood of default. Customers classified as "Satisfactory" have low likelihood of default, customers classified as "Watchlist" have medium to high likelihood of default and customers classified as Substandard are already defaulted.
The following table presents commercial loans credit quality information as at December 31, 2011 and 2012:

	December 31, 2011			December 31, 2012
	Small business loans	Other commercial loans	Total commercial loans	Small business loans	Other commercial loans	Total commercial loans
	(EUR in thousands)			(EUR in thousands)
Greek
Satisfactory	906,577	11,283,505	12,190,082	590,889	9,042,150	9,633,039
Watchlist	1,528,817	9,486,380	11,015,197	1,129,338	7,913,871	9,043,209
Substandard	1,434,829	2,183,906	3,618,735	1,933,612	3,346,472	5,280,084
	3,870,223	22,953,791	26,824,014	3,653,839	20,302,493	23,956,332
Foreign
Satisfactory	1,156,800	9,800,548	10,957,348	1,976,482	7,313,885	9,290,367
Watchlist	687,173	769,048	1,456,221	444,161	1,155,314	1,599,475
Substandard	414,089	204,275	618,364	253,866	1,551,622	1,805,488
	2,258,062	10,773,871	13,031,933	2,674,509	10,020,821	12,695,330

Total	6,128,285	33,727,662	39,855,947	6,328,348	30,323,314	36,651,662

As at December 31, 2011, Greek watchlisted loans also included EUR 6,939.8 million, which related to the loan to the Hellenic Republic and loans eligible to the PSI. During 2012, the loans eligible to PSI, which amounted to EUR 1,779.0 million were exchanged and hence are no longer reported under the loan balance sheet item.

Impaired loans
Impaired loans are those loans where the Group believes it is probable that it will not collect all amounts due according to the original contractual terms of the loan. Impaired loans also include loans whose terms have been modified in troubled debt restructuring.

The following table presents information about total impaired loans at and for the years ended December 31, 2011 and 2012:

	At and for the year ended December 31, 2011
	Total recorded balance	Related allowance	Average recorded balance	Interest income recognized during the period the loan was impaired	Interest income recognized on a cash basis
	(EUR in thousands)
Greek
With no related allowance:
Residential mortgages	20,749	-	20,469	-	-
Other Consumer loans	35,760	-	34,810	1,899	-
Small business loans	2,770	-	-	-	-
Other commercial loans	300,323	-	107,137	2,344	-

With related allowance:
Residential mortgages	2,798,057	(464,239)	2,264,525	-	20,433
Credit cards	540,059	(398,737)	511,309	5,251	40
Other consumer loans	1,994,087	(983,433)	1,709,580	3,447	17,347
Small business loans	1,493,055	(555,348)	1,250,425	2,247	68
Other Commercial loans	9,366,605	(2,886,287)	3,046,392	30,264	5,529
Total Greek impaired loans	16,551,465	(5,288,044)	8,944,647	45,452	43,417

Foreign
With no related allowance:
Residential mortgages	299	-	-	-	-
Other consumer loans	208	-	14	-	-
Small business loans	3,866	-	479	-	-
Other Commercial loans	92,174	-	54,508	-	113

With related allowance:
Residential mortgages	234,935	(50,065)	199,139	7,378	810
Credit cards	354,851	(243,331)	322,110	5	18,329
Other consumer loans	502,651	(283,580)	444,415	12,408	17,824
Small business loans	609,818	(170,255)	551,683	20,032	337
Other Commercial loans	1,591,724	(330,580)	1,318,137	65,680	26,756
Total Foreign impaired loans	3,390,526	(1,077,811)	2,890,485	105,503	64,169

	At and for the year ended December 31, 2012
	Total recorded balance	Related allowance	Average recorded balance	Interest income recognized during the period the loan was impaired	Interest income recognized on a cash basis
	(EUR in thousands)
Greek
With no related allowance:
Residential mortgages	103,444	-	62,097	2,636	-
Other consumer loans	146,276	-	91,018	12,445	-
Small business loans	48,743	-	24,371	3,289	-
Other commercial loans	423,184	-	311,291	7,719	11,116

With related allowance:
Residential mortgages	5,299,174	(827,458)	3,746,637	10,013	28,342
Credit cards	639,484	(523,968)	583,540	4,976	43
Other consumer loans	2,678,871	(1,458,153)	2,199,433	10,287	32,615
Small business loans	2,068,944	(819,924)	1,796,505	3,086	17,927
Other Commercial loans	8,128,648	(2,052,076)	8,535,623	222,916	9,586
Total Greek impaired loans	19,536,768	(5,681,579)	17,350,515	277,367	99,629

Foreign
With no related allowance:
Residential mortgages	2,132	-	1,124	235	-
Credit cards	11	-	11	-	-
Other consumer loans	145	-	168	1,386	-
Small business loans	561	-	2,225	14	-
Other Commercial loans	207,685	-	223,100	4,488	-

With related allowance:
Residential mortgages	230,655	(61,724)	195,254	8,113	1,356
Credit cards	545,798	(369,217)	476,018	10,129	17,440
Other consumer loans	588,631	(360,484)	528,265	13,728	20,057
Small business loans	628,122	(206,327)	637,926	17,400	552
Other Commercial loans	1,582,814	(477,904)	1,238,786	52,024	33,219
Total Foreign impaired loans	3,786,554	(1,475,656)	3,302,877	107,517	72,624

As at December 31, 2011, Greek impaired loans also included EUR 6,939.8 million, which related to a loan to the Hellenic Republic and loans eligible to the PSI. During 2012, the loans eligible to the PSI, which amounted to EUR 1,779.0 million were exchanged and hence are no longer reported under the loan balance sheet item.

			2010	2011	2012
			(EUR in thousands)
Average recorded investment in impaired loans			6,595,708	11,835,132	20,653,392
Interest income recognized on a cash basis			86,742	107,586	172,253

Roll forward of impaired loans
The following table presents the roll-forward of impaired loans for the years ended, December 31, 2011 and 2012:

				2011	2012
				(EUR in thousands)
Opening balance as of January 1,				8,385,975	19,941,991
Impaired loans in the period				12,712,334	6,558,874
Loans transferred to non-impaired status				(238,211)	(92,560)
Impaired loans paid-off				(450,205)	(1,102,065)
Sale of impaired loans				(107,244)	(7,987)
Impaired loans written-off				(169,512)	(220,430)
Loans exchanged through PSI (see Note 11)				-	(1,779,022)
Foreign Exchange differences				(191,146)	24,521
Closing balance as of December 31,				19,941,991	23,323,322

In 2011, the increase in new impaired loans also included the loan to the Hellenic Republic amounting to EUR 5,160.8 million and EUR 1,779.0 million relating to loans eligible to the PSI. During 2012, the loans eligible to the PSI, were exchanged and hence are no longer reported under the loan balance sheet item.

Troubled Debt Restructurings

Modifications are considered TDRs if, for economic or legal reasons related to the debtor's financial difficulties, a concession is granted to the customer that the Group would not otherwise consider. The concession granted typically involves a modification of terms such as the modification of the stated interest, or principal of the loan, or reduction of interest accrued off-balance sheet or the prolongation of maturity at stated interest rate lower than the current market rate for a new loan with similar risk.

Specifically, TDRs standard terms for consumer loans include a grace period of up to 24 months, during which the customer pays only interest, a reduction of up to 50% of the interest accrued off-balance sheet since a loan or credit card was placed in non-accrual status and a down payment by the customer equal to one installment. The interest rate on the new loan may be reduced and/or the duration may be extended if the customers are willing and able to secure their consumer loan and credit card debt with real estate property or provide an additional down payment. Consumer loans TDR might be modified again through “fractional payment” programs that further reduce the installment due. Mortgage loans TDRs mainly constitute of “fractional payment” programs. According to the terms of the new modified loan (which includes all past due principal and interest, as well as any current amounts due) the customer pays for a 3-year period a proportion (70%) of the installment due of the new modified loan. In addition, a reduction of up to 30% of the interest accrued off-balance sheet for loans placed in non-accrual status is offered. TDRs might be modified again through “fractional payment” programs that further reduce the installment due (in particular, the customer pays 40% of the installment due of the new modified loan in the first year, 60% in the second year and 80% in the third year).

For SBL customers, the restructuring product generally includes the granting of a grace period of up to 24 months during which the customer pays only interest, the extension of the maturity of the loan up to 20 years and the option to the customer to make a down payment, which if the loan is repaid in accordance with the renegotiated terms will be returned as a discount or the application of lower interest rate in case the customer provides new collaterals. In addition, R-O-R programs are addressed to those customers having difficulty in servicing their restructured loans.

Troubled debt restructuring programs are also offered to corporate customers who have been affected by the current market conditions. The types of modification are usually a mix of new amortization schedule tailored to current conditions and the customer's projected cash flow, the extension or not of tenor, depending on the customer and its needs, as well as shift from short-term to long-term financing.

TDRs are considered impaired. TDRs are separately monitored and assessed within each portfolio for the purposes of allowance for loan loss calculation. Allowance for loan loss is calculated based on a present value of expected future cash flows discounted using the original effective interest rate of the loan considering all available evidence at the time of the assessment. At the time of the restructuring, the loans are remeasured to reflect the impact, if any, on projected cash flows or collateral value resulting from the modified terms. If there was no principal forgiveness or the interest rate was increased, the modification may have a little impact or no impact on the allowance for loan loss. If a portion of the loans is deemed uncollectible, an allowance is recorded at the time of restructuring or may have been already recorded in a previous period.

Typically, allowance for loan loss for TDR Consumer loans is calculated using the average of yearly default frequencies of those specific products. Upon restructuring if several customer's loans are consolidated into a single loan, then the aggregate loan balance, which may also include loans previously accruing, is assessed for impairment. In addition, loans under law 3869/2010 are considered TDRs and are pooled into a separate group when calculating allowance for loan losses.

Allowance for loan loss for TDR Commercial loans is usually calculated on an individual basis for customers with significant exposures based on the present value of expected cash flows discounted at the loan's original effective interest rate, or based on the fair value of the collateral, less costs to sell, if those are collateral dependent loans. For TDR Commercial customers that do not satisfy the quantified criterion for individual assessment (that is, the individually non–significant customers), allowance for loan loss is calculated through our coefficient or homogeneous analysis using the probability of default corresponding to their internal credit rating.

The trends of re-default are closely monitored and analyzed in order to identify the drivers for the re-defaults. In addition, trends of re-default are considered when calculating the appropriate level of the allowance for loan loss by adjusting the probabilities of default relating to both Consumer and Commercial TDR loans.

The following table discloses financing receivables modified as troubled debt restructurings during the reporting period ended December 31, 2012.

	December 31, 2012
Greek	Total balance	Allowance for loan losses	Interest income recognized during the period
	EUR in thousands
Residential mortgages	1,899,778	(115,133)	15,602
Other consumer	673,890	(139,399)	16,309
Small business loans	363,816	(56,665)	7,181
other commercial loans	475,910	(64,401)	19,401
Total Greek TDR loans	3,413,394	(375,598)	58,493

	December 31, 2012
Foreign	Total balance	Allowance for loan losses	Interest income recognized during the period
	EUR in thousands
Residential mortgages	34,553	(2,076)	1,518
Other consumer	87,016	(9,432)	6,067
Credit card	78,562	(5,380)	9,337
Small business loans	32,708	(4,012)	866
other commercial loans	143,578	(13,008)	3,149
Total foreign TDR loans	376,417	(33,908)	20,937

The following table discloses financing receivables modified in a TDR which became delinquent thirty days or greater during the reporting period and for which payment default occurred within 12 months after the modification.

		December 31, 2012
		Greek	Foreign
		EUR in thousands
Residential mortgages		1,366,558	33,597
Other consumer		432,017	69,959
Credit card		-	78,536
Small business loans		113,377	24,167
Other commercial loans		233,670	32,085
Total loans		2,145,622	238,344

Allowance for loan losses

An analysis of the change in the allowance for loan losses by portfolio segment for the years ended December 31, follows:
	2010			2011			2012
	Consumer	Commercial	Total	Consumer	Commercial	Total	Consumer	Commercial	Total
	(EUR in thousands)
Balance at beginning of year	1,004,147	1,061,031	2,065,178	1,677,340	1,498,065	3,175,405	2,561,028	3,989,607	6,550,635
Provision for loan losses	711,805	493,190	1,204,995	999,000	1,384,530	2,383,530	1,213,800	1,071,755	2,285,555
Provision for loans eligible to PSI[1]	-	-	-	-	1,319,739	1,319,739	-	36,751	36,751
Write-offs	(53,743)	(86,628)	(140,371)	(85,451)	(84,061)	(169,512)	(74,611)	(145,819)	(220,430)
Recoveries	11,078	12,171	23,249	23,635	7,565	31,200	13,234	5,341	18,575
Net Write-offs	(42,665)	(74,457)	(117,122)	(61,816)	(76,496)	(138,312)	(61,377)	(140,478)	(201,855)
Sale of impaired loans	-	-	-	-	(107,244)	(107,244)	-	(7,987)	(7,987)
Loans exchanged through PSI[1]	-	-	-	-	-	-	-	(1,356,490)	(1,356,490)
Translation differences	4,053	18,301	22,354	(53,496)	(28,987)	(82,483)	8,939	2,296	11,235
Allowance at end of year	1,677,340	1,498,065	3,175,405	2,561,028	3,989,607	6,550,635	3,722,390	3,595,454	7,317,844

1	Provision due to the PSI relates to the impairment recognized in 2011 for certain loans to the Hellenic Republic or loans to Greek public sector entities that are guaranteed by the Hellenic Republic, which were eligible for the PSI. These loans were exchanged in the PSI in 2012 (see Note 11).

In addition to loans eligible to PSI, the Group has also granted a loan to the Hellenic Republic, loans to Hellenic public sector entities, guaranteed by the Hellenic Republic and loans to corporate and individuals guaranteed by the Hellenic Republic
Exposure to the Hellenic Republic and its related allowance at December 31, 2011, and 2012 are as follows:
	December 31, 2011		December 31, 2012
	Total loans	Allowance for loan losses	Total loans	Allowance for loan losses
	(EUR in thousands)		(EUR in thousands)
Loan to Hellenic Republic	5,160,819	(400,609)	5,040,176	(414,779)
Loans eligible to PSI	1,779,022	(1,319,739)	-	-
Loans to public sector entities	905,007	(134,883)	961,918	(118,459)
Corporate and Small Business loans	766,551	(98,425)	530,644	(75,084)
Mortgage loans	1,410,907	-	1,322,342	(3,738)
Total loans	10,022,306	(1,953,656)	7,855,080	(612,060)
Securities purchased under agreements to resell	342,050	-	30,067
Other assets	400,604	(39,400)	474,457	(24,572)
Total Exposure to Hellenic Republic	10,764,960	(1,993,056)	8,359,604	(636,632)

The Group has conducted impairment assessment individually or collectively, for all its exposures related to the Hellenic Republic. Allowances for loan losses have been recognized where deemed appropriate. The allowance for loan losses on PSI eligible loans was estimated as described in Note 11. For the other exposures to the Hellenic Republic presented in the above table our calculation also took into consideration (a) the specific characteristics of each type of exposure and (b) the fact that there was no specific loss event in relation to these exposures as was the PSI for the PSI eligible loans, (c) the fact that all these exposures with the Hellenic Republic were being serviced, and (d) the relief promoted in the other obligations of the Hellenic Republic by the PSI and the financial support provided by the Troika.

More specifically, for direct exposures to the Hellenic Republic, the loss rate was adjusted downwards by applying a probability that the Hellenic Republic will default on the particular exposure after considering all the factors described above.

For the exposures to other entities, guaranteed by the Hellenic Republic, the loss assessment first considered the ability of the borrower to repay the loan, using our normal methodology as described in Note 3. For the cases that we determined that repayment of the loan depends in whole or in part to the guarantee provided by the Hellenic Republic, the loss rate applied was adjusted downwards by an estimate of the probability that the Hellenic Republic will default after considering all the factors described above.

For the mortgage loans guaranteed by the Hellenic Republic presented in the table above, we use our normal methodology as described in Note 3.

Allowance for loan losses by portfolio segment
The following table provides the allowance for loan losses by portfolio segment and the respective recorded investment at December 31, 2011.

	Consumer loans	Commercial loans	Total
Greek	(EUR in thousands)
Allowance for loan losses at year end	1,954,921	3,478,907	5,433,828
of which:
for impaired loans	1,846,409	3,441,635	5,288,044
for non-impaired loans	108,512	37,272	145,784

Impaired loans	5,388,712	11,162,753	16,551,465
Non-impaired loans	19,972,757	15,661,261	35,634,018

Foreign
Allowance for loan losses at year end	606,107	510,700	1,116,807
of which:
for impaired loans	576,975	500,836	1,077,811
for non-impaired loans	29,132	9,864	38,996

Impaired loans	1,092,944	2,297,582	3,390,526
Non-impaired loans	9,677,971	10,732,008	20,409,979

The following table provides the allowance for loan losses by portfolio segment and the respective recorded investment at December 31, 2012.
	Consumer loans	Commercial loans	Total
Greek	(EUR in thousands)
Allowance for loan losses at year end	2,900,486	2,896,833	5,797,319
of which:
for impaired loans	2,809,579	2,872,000	5,681,579
for non-impaired loans	90,907	24,833	115,740

Impaired loans	8,867,249	10,669,519	19,536,768
Non-impaired loans	15,494,673	13,286,813	28,781,486

Foreign
Allowance for loan losses at year end	821,904	698,621	1,520,525
of which:
for impaired loans	791,425	684,231	1,475,656
for non-impaired loans	30,479	14,390	44,869

Impaired loans	1,367,372	2,419,182	3,786,554
Non-impaired loans	12,004,946	10,275,792	22,280,738

Allowance for loan losses by portfolio segment and methodology

As discussed in Note 3 our methodology for estimating the allowance for loan losses has three primary components, specific allowances, coefficient analysis and homogeneous analysis, while the methodologies applied by our foreign subsidiaries and branches are similar to those employed by the Group for loans in Greece.

Loss forecast models utilized for portfolios of homogeneous loans consider a variety of factors including, but not limited to, historical loss experience, anticipated defaults or foreclosures based on portfolio trends, delinquencies and credit scores, and expected loss factors by loan type. In addition, in calculating our homogeneous allowances for loan losses we consider the current economic conditions and trends and changes in lending policies and procedures. The current macroeconomic conditions affect our default and recovery models gradually as more information regarding the performance and behavior of loan customers is gathered. Based on this information we adjust the “Loss-given-default” and “Probability of Default” parameters used for the estimation of allowance for loan losses, keeping the fundamental methodology intact, that is, we continue to calculate recoveries (and losses) based on realized cash inflows (“workout approach”)

As at December 31, 2012, we did not believe an adjustment to historical loss experience for changes in trends, conditions, and other relevant factors that affect repayment of the loans was necessary beyond the incorporation of current information in the data used to estimate the homogeneous allowances. In calculating our homogeneous allowances for loan losses we considered the following key factors:

Volume and severity of past-due and non-accruing loans:

The higher volume and severity of past due and non-accruing loans in 2012 automatically fed into the calculation of the allowance for loan losses by: (a) increasing the underlying pools on which we calculate a significant portion of the total loss allowances, (b) adjusting the loss rates by incorporating the most recent available information on recoveries and (c) adjusting upwards the probability of default, which is estimated using data from the previous twelve months. The worsening of the quality of our loan portfolio in terms of delinquencies was the primary cause of the significant increase in the allowance for loan losses based on homogeneous analysis.

As at December 31, 2012, we concluded that the incorporation of the current market conditions at that time in our methodology as described above was sufficient to estimate the allowance for probable loan losses as at December 31, 2012 and therefore did not further adjust historical loss experience.

Economic conditions and trends:

We believe that changes in national, regional and local economic business conditions impact repayment of loans. Specifically, at December 31, 2012, there was deterioration in Greek economic conditions as a result of the recession of the Greek economy and the adverse developments regarding the Greek public debt and fiscal deficit. That deterioration in economic conditions was reflected in our allowance for loan losses estimated as of December 31, 2012, in three ways: firstly, it resulted in an increase in the level of past due and non-accruing loans which affected the provisions as described above, secondly, it increased the probability of default in our assessment for incurred but not identified impairment in homogeneous loans and thirdly the decline in real estate prices was incorporated in our analysis, where applicable.

Therefore, as at December 31, 2012, we concluded that no further adjustment to the historical loss rates was necessary due to the current economic conditions, since the loss rates applied are long term averages based on long recovery periods for all portfolios assessed using the homogeneous analysis.

Lending policies and procedures

In response to the higher volume and severity of past due loans, we reviewed and tightened our credit approval criteria since 2010, for example by lowering both the loan-to-value and the payment-to-income acceptable ratios. As a result, we expected that the quality of new loans granted after 2009 would be improved. However, the loans originated during 2011 and 2012 were not significant enough to cause a change in observed probabilities of default or loss given defaults. Accordingly, we did not adjust those variables as at December 31, 2012.

The following tables set forth the allowances for loan losses by portfolio segment and by impairment methodology and the respective recorded investment as at December 31, 2011 and December 31, 2012

December 31, 2011	Consumer		Commercial		Total
	loans		loans
	Loans	Allowance for loan losses	Loans	Allowance for loan losses	Loans	Allowance for loan losses
Impairment methodology:	(EUR in thousands)

Specific	-	-	9,033,028	2,811,450	9,033,028	2,811,450
Coefficient	-	-	14,155,120	198,160	14,155,120	198,160
Homogeneous	25,361,469	1,954,616	3,635,866	469,602	28,997,335	2,424,218
Foreign	10,770,915	606,107	13,029,590	510,700	23,800,505	1,116,807
Total	36,132,384	2,560,723	39,853,604	3,989,912	75,985,988	6,550,635

December 31, 2012	Consumer		Commercial		Total
	loans		loans
	Loans	Allowance for loan losses	Loans	Allowance for loan losses	Loans	Allowance for loan losses
Impairment methodology:	(EUR in thousands)

Specific	-	-	7,921,548	1,972,627	7,921,548	1,972,627
Coefficient	-	-	12,649,910	235,435	12,649,910	235,435
Homogeneous	24,361,922	2,900,486	3,384,874	688,771	27,746,796	3,589,257
Foreign	13,372,318	821,904	12,694,974	698,621	26,067,292	1,520,525
Total	37,734,240	3,722,390	36,651,306	3,595,454	74,385,546	7,317,844

As at December 31, 2011 loans for which a specific allowance had been accounted for also included EUR 6,939.8 million, which related to the loans to the Hellenic Republic and loans eligible to the PSI. During 2012, the loans eligible to PSI, which amounted to EUR 1,779.0 million were exchanged and hence are no longer reported under the loan balance sheet item.

Collateral

The most common practice we use to mitigate credit risk is the taking of collateral for loans originated. We implement guidelines on the acceptability of specific classes of collateral. The principal collateral types for loans are:

•       mortgages over residential properties;

•       charges over business assets such as premises, ships;

•       vehicles, inventory and accounts receivable;

•       charges over financial instruments such as debt securities and equities;

•       cash collaterals; and

•       state, bank or personal guarantees.

Longer-term finance and lending to corporate entities are generally secured; revolving credit facilities to individuals are generally unsecured. In addition, in order to mitigate the potential credit loss the Group will seek additional collateral from the counterparty as soon as impairment indicators are noticed for the relevant individual loans.

Collateral dependent loans

Impaired loans net of allowance for loan losses include collateral dependent loans of EUR 1,216,833 thousand and EUR 1,094,656 thousand at December 31, 2011 and December 31, 2012, respectively. In general, a loan is classified as collateral dependent when the loan agreement is terminated, foreclosure is probable and as a result the impairment is measured based on the fair value of the collateral. The time between the termination of the agreement and the loan being classified as collateral dependent may vary significantly because the timing of both actions is determined on a case by case basis. In Greece, the typical length of time between classification of the loan as collateral dependent and foreclosure is about 4 years, however there are a number of cases in which this period can be prolonged because either injunctions to the foreclosure procedure are raised by the customer or third parties, or the procedure has been postponed due to a settlement or repayment. In Turkey and South Eastern Europe enforcement of collateral or exhaustion of legal actions take significantly less time than in Greece.

The majority of these loans are secured with properties, for which foreclosure was probable and the impairment was measured based on the fair value of the collateral. These measurements are classified as Level 3 in the fair value hierarchy.

The fair value of the properties was estimated by qualified external or internal appraisers using one or more of the market approach, the income approach or the replacement cost approach. The key inputs, upon which these estimates are based, are market prices of similar properties, market yields and cost estimates. According to the Group impairment methodology, corporate business units that are responsible for the impairment assessment have to ensure that in cases where cash flows are expected from collateral liquidation, collateral value has to be based on a recent (within the current year) independent appraisal from a qualified appraiser, unless loan exposures are significantly lower than the collateral values.

Securitized loans and Covered bonds
Loans include securitized loans and loans used as collateral in the covered bonds programs, as follows:

Securitized loans	2011	2012
	(EUR in thousands)
Consumer loans (Revolver 2008-1 Plc-December 2008)	1,035,809	920,367
Credit cards (Revolver 2008-1 Plc-December 2008)	1,065,395	1,054,542
Receivables from Public sector (Titlos Plc-February 2009)	4,760,210	4,625,397
Mortgages (Spiti Plc-September 2011)	1,677,571	1,564,519
Auto loans (Autokinito Plc-September 2011)	430,644	283,308
Consumer loans (Agorazo Plc-September 2011)	1,494,713	1,414,327
Total	10,464,342	9,862,460

Covered bonds	2011	2012
	(EUR in thousands)
Mortgages	16,550,590	15,734,870
of which eligible collateral	14,211,435	12,014,600

Securitized loans
The Bank, through its VIEs, has the following securitized notes in issue as at December 31, 2012:
Issuer	Description	Type of collateral	Issue date	Maturity date	Nominal amount in million EUR	Interest rate
Revolver 2008 - 1 Plc(1)	Secured Floating Rate Notes- Class A	Consumer loans and credit card accounts	December 12, 2008	September 2020	900.0(1),(2)	Paid monthly at a fixed rate of 2.6% per annum
Revolver 2008 - 1 Plc(1)	Secured Floating Rate Notes- Class B	Consumer loans and credit card accounts	December 12, 2008	September 2020	268.9(2)	Paid monthly at a fixed rate of 2.9% per annum
Titlos Plc	Floating Rate Asset Backed Notes	Receivables from Public sector	February 26, 2009	September 2039	5,100.0(3)	Paid semi-annually at a rate of six-month Euribor plus 50 bps per annum
Spiti Plc	Asset Backed Floating Rate Notes- Class A	Residential mortgages	September 20, 2011	September 2058	1,500.0(2),(4)	Paid semi-annually at a rate of six-month Euribor plus a margin of 400 bps
Spiti Plc	Asset Backed Floating Rate Notes- Class B	Residential mortgages	September 20, 2011	September 2058	249.5(2)	Paid semi-annually at a rate of six-month Euribor plus a margin of 700 bps
Autokinito Plc	Asset Backed Floating Rate Notes- Class A	Auto loans	September 23, 2011	September 2023	400.0(2),(4)	Paid semi-annually at a rate of six-month Euribor plus a margin of 200 bps
Autokinito Plc	Asset Backed Floating Rate Notes- Class B	Auto loans	September 23, 2011	September 2023	96.5(2)	Paid semi-annually at a rate of six-month Euribor plus a margin of 350 bps
Agorazo Plc	Asset Backed Floating Rate Notes- Class A	Consumer loans	September 23, 2011	September 2033	1,250.0(2),(5)	Paid semi-annually at a rate of six month Euribor plus a margin of 300 bps
Agorazo Plc	Asset Backed Floating Rate Notes- Class B	Consumer loans	September 23, 2011	September 2033	412.8(2)	Paid semi-annually at a rate of six-month Euribor plus a margin of 450 bps
(1)	The secured notes were issued through two VIEs, "Revolver APC Limited" (the Asset Purchase Company "APC", incorporated in the UK) and "Revolver 2008-1 Plc" (the Issuer). APC paid for the receivables that were sold and assigned to it by the Bank (the Transferor) from the proceeds of the issuance of a limited recourse note (Series 2008-1 APC loan note) to the issuer. The Issuer financed the acquisition of the Series 2008-1 APC loan note from the proceeds of the issuance of the secured notes. As at December 31, 2011 and 2012, the balances of the subordinated loans were EUR 199.8 million and EUR 198.8 million, respectively. The Bank, at its discretion, may make further advances to APC under the APC Subordinated loan agreement, where the transfer of interest is less than the minimum transfer of interest.
On September 17, 2012, Revolver 2008 -1 Plc, proceeded with the partial cancellation of class A notes of EUR 100.0 million. The class A notes have been rated CCC by Fitch and CCC by Standard and Poors.
(2)	The Bank retains the option to call the notes on any interest payment date and reissue a new series, or sell them as is to investors.
(3)	The Bank retains the option to call the notes on any re-novation date or on any optional redemption date and reissue a new series or sell the notes to investors. The outstanding balance of Titlos Plc as at December 31, 2012 is EUR 4,762.2 million and has been rated C by Moody’s.
(4)	On March 20, 2012, Spiti Plc and Autokinito Plc preceded with the partial redemption of class A notes of EUR 106.9 million and of EUR 79.4 million, respectively. Furthermore, on September 20, 2012, Spiti Plc and Autokinito Plc proceeded with the partial redemption of class A notes of EUR 27.6 million and of EUR 74.8 million, respectively. The outstanding amounts of Spiti Plc and Autokinito Plc as at December 31, 2012 are EUR 1,365.5 million and EUR 245.8 million respectively.
(5)	Agorazo Plc proceeded with the partial redemption of class A notes of EUR 58.1 million on March 15, 2012 and EUR 0.2 million on September 17, 2012. The outstanding amount of Agorazo Plc as at December 31, 2012 amounts to EUR 1,191.7 million.

With respect to all the above securitization transactions, the Bank has sold and assigned certain of its loans to VIEs. The VIEs have paid for the receivables acquired from the Bank with the proceeds from the issuance of the secured notes, which have been acquired by the Bank. Since the Bank has purchased and continuously owns all issued secured notes and, therefore, is the primary beneficiary of the above VIEs, we have not applied sales accounting at Group level for the above transactions. That is, in our consolidated financial statements, the loans are not derecognized and continue to be presented within "Loans" on our consolidated balance sheets. For the same reason we do not record a liability with respect to the notes issued or a servicing asset or liability.
All of the above notes issued are not presented within “Long-term debt” and the loans were not derecognized as the Bank is the owner of the issued secured notes and primary beneficiary of the above VIEs.

Covered bonds
Under the covered bond Programs I and II, the Bank has the following covered bond series in issue as at December 31, 2012:
Program	Series number	Type of collateral	Issue date	Maturity date	Nominal amount in million EUR	Interest rate
Program I(1)	Third Series	Residential mortgage loans	October 7, 2009	October 2016	846.2(3)	Paid annually at a fixed coupon rate of 3.875%
Program II(2)	First Series	Residential mortgage loans	June 24, 2010	June 2015 (with an additional ten-year extension option)	1,500.0	Paid quarterly at the ECB’s refinancing rate plus a margin of 170 bps
Program II(2)	Second Series	Residential mortgage loans	June 24, 2010	June 2017 (with an additional ten-year extension option)	1,500.0	Paid quarterly at the ECB’s refinancing rate plus a margin of 200 bps
Program II(2)	Third Series	Residential mortgage loans	June 24, 2010	June 2019 (with an additional ten-year extension option)	1,500.0	Paid quarterly at the ECB’s refinancing rate plus a margin of 230 bps
Program II(2)	Fourth Series	Residential mortgage loans	November 25, 2010	November 2018 (with an additional ten-year extension option)	1,100.0(4)	Paid quarterly at the ECB’s refinancing rate plus a margin of 210 bps
Program II(2)	Fifth Series	Residential mortgage loans	May 6, 2011	September 2013 (with an additional ten-year extension option)	1,500.0	Paid quarterly at the ECB’s refinancing rate plus a margin of 230 bps
Program II(2)	Sixth Series	Residential mortgage loans	May 6, 2011	September 2014 (with an additional ten-year extension option)	1,300.0	Paid quarterly at the ECB’s refinancing rate plus a margin of 250 bps
(1)	EUR 10.0 billion covered bonds program ("Program I") established on November 26, 2008. The issue under this Program is currently rated Caa2 by Moody’s and B- by Fitch.
(2)	EUR 15.0 billion covered bonds program ("Program II") established on June 21, 2010. The issues under this Program are currently rated Caa2 by Moody’s and CCC+ by Fitch.
(3)	This issue is presented within ''Long-term debt''(see Note 24) since all bonds were sold to domestic and foreign investors. On August 1, 2012, the Bank proceeded with cancellation of the repurchase of covered bonds of EUR 653.8 million.
(4)	On March 9, April 11 and May 14, 2012, the Bank proceeded with the cancellation of covered bonds of EUR 170.0 million, EUR 70.0 million and EUR 160.0 million respectively.

Other than the third Series of Program I, all the above issues have not been sold to investors, are held by the Bank and therefore are not presented within ''Long-term debt'' (see Note 24).

Furthermore, the Bank, in 2011, has cancelled the following issues under the covered bond Program I of EUR 10.0 billion:
Series number	Issue date	Cancellation date	Original nominal amount in EUR		Cancelled amount in million EUR
First Series	November 28, 2008	May 6, 2011	1.0	billion	650.0
Second Series	November 28, 2008	May 6, 2011	1.0	billion	800.0
Fifth Series	May 11, 2010	May 6, 2011	1.0	billion	350.0
Second Series	November 28, 2008	June 2, 2011	1.0	billion	150.0
First Series	November 28, 2008	June 20, 2011	1.0	billion	300.0
Fifth Series	May 11, 2010	June 20, 2011	1.0	billion	650.0
First Series	November 28, 2008	August 3, 2011	1.0	billion	50.0(1)
Second Series	November 28, 2008	August 3, 2011	1.0	billion	50.0(1)
(1)	Repurchase and cancellation of EUR 50.0 million covered bonds, as these issues were sold on September 1, 2009 to institutional investors and presented within “Long-term debt” (see Note 24).

GOODWILL, SOFTWARE AND OTHER INTANGIBLES	12 Months Ended
Dec. 31, 2012
Goodwill Software And Other Intagibles [Abstract]
GOODWILL, SOFTWARE AND OTHER INTANGIBLES
NOTE 14: GOODWILL, SOFTWARE AND OTHER INTANGIBLES
The following presents the allocation of goodwill by segment for December 31:

	2011
	Opening	Net additions and foreign exchange differences	Impairment/ write-offs	Closing
	2011			2011
	(EUR in thousands)
Global Markets and Asset Management	7,956	-	(7,956)	-
International	463,627	24,216	(125,148)	362,695
Turkish Operations	2,707,446	(414,015)	-	2,293,431
Insurance	239,297	-	(236,727)	2,570
Other	80,752	-	(48,584)	32,168
Total	3,499,078	(389,799)	(418,415)	2,690,864

The change in International relates to additions in other private equity business activities of the Group as well as to positive foreign exchange differences amounting to EUR 20.6 million and EUR 3.6 million respectively and to impairment of EUR 125.1 million mainly relating to Vojvodjanska Banka, Banca Romaneasca and NBG Leasing IFN. The decrease in Turkish Operations is due to the foreign exchange differences amounting to EUR 414.0 million. Finally the change in Insurance relates to impairment of the total amount of goodwill relating to Ethniki Hellenic General Insurance S.A. (“EH”) of EUR 236.7 million due to the continuing adverse developments in the Greek economy and the profound effect of the PSI on the subsidiary's equity. Finally, the Group wrote-off EUR 56.5 million of goodwill relating to certain other domestic operations.

	2012
	Opening	Net additions and foreign exchange differences	Impairment/ write-offs	Closing
	2012			2012
	(EUR in thousands)
International	362,695	61,090	(123,213)	300,572
Turkish Operations	2,293,431	85,738	-	2,379,169
Insurance	2,570	-	-	2,570
Other	32,168	1	-	32,169
Total	2,690,864	146,829	(123,213)	2,714,480

The change in International relates to additions in other private equity business activities of the Group as well as to negative foreign exchange differences amounting to EUR 70.2 million and EUR 7.3 million respectively and to impairment of EUR 123.2 million, of which EUR 103.1 million in relation to Vojvodjanska Banka and EUR 20.1 million in relation to the private equity business of the Group. The increase in Turkish Operations is due to the foreign exchange differences amounting to EUR 85.7 million.

The reporting units utilized for goodwill impairment tests are the business segments or one level below the business segments, based on the level at which discrete financial information is available and management regularly reviews the operating results of that unit. The reporting units where significant goodwill was allocated prior to our impairment test at December 31, 2012 were the Turkish banking operations and the Serbian operations within the International banking segment. The goodwill relates to the acquisitions of Finansbank and Vojvodjanska Banka, respectively.

Goodwill is tested for impairment annually, at December 31. In 2012, in step 1 of the goodwill impairment test the fair value of the above reporting units was estimated using the income approach and in particular the Dividend Discount Model (“DDM”) because (a) the reporting units consist of subsidiaries of the Group, and therefore their operations are directed by the Group, (b) the DDM incorporates the earnings variability associated with the restructuring of these subsidiaries operations following their acquisition, and (c) the DDM incorporates management's views of the near and medium term as well as detailed views of current and near future market conditions and strategy.

The DDM is based on management's forecasts, long-term growth rates based on the respective country GDP rates adjusted for inflation and discount rates based on observable market long term government bond yields and average industry betas.

Underlying assumptions to the valuation models are that the entities comprising these reporting units will remain subsidiaries of the Group, that the general macroeconomic and political conditions in the respective markets will remain stable, that economic activity will continue to grow in the medium term and that the reporting units will continue to be able to fund their operations. If any of these conditions changes in the future, it may reduce the value of the reporting units and cause an impairment charge with respect to the goodwill. The estimated cash flows were updated to reflect the current management estimates and market conditions.

For the Turkish banking operations reporting unit the DDM was based on a 5.2% (2011: 6.8%) terminal growth rate and 19.6% (2011: 18.1%) pretax discount rate. The result of the DDM was corroborated with other valuation methods, such as book value and earnings market or transaction multiples. Based on these multiples, the implied value of the Turkish banking operations reporting unit significantly exceeds the value derived from the DDM.

Based on the results of step 1 of the impairment test, we determined that the fair value of the Turkish banking operations reporting unit exceeded the carrying amount. A 1% increase in the discount rate or a 1% decrease in the terminal growth rate would decrease the fair value by approximately EUR 0.3 billion (2011: EUR 0.3 billion) and EUR 0.2 billion (2011: EUR 0.2 billion) respectively. In addition, a 5% decrease in the forecast amounts available for dividends would decrease the fair value by approximately EUR 0.3 billion (2011: EUR 0.2 billion).

The fair value of Serbian operations, based on a 8.0% (2011: 8.0%) terminal growth rate and 14.5% (2011: 13.5%) pre tax discount rate, was less than the carrying amount. Based on the results of step 1 of the impairment test for Serbian operations, we performed step 2 of the impairment test and concluded to fully write-off the goodwill allocated to the Serbian operations by recognizing an impairment charge of EUR 103.1 million (2011: EUR 100.0 million). Since the DDM is based on management's forecasts that are unobservable inputs, the measurement of the goodwill impairment charge relating Serbian operations in 2011 and 2012 is classified as a Level 3 fair value measurement.

The gross carrying amount and accumulated amortization relating to software and other intangibles at December 31 are presented below:

	2011			2012
	Software	Other	Total	Software	Other	Total
		intangibles			intangibles
	(EUR in thousands)
Gross carrying amount	543,019	367,523	910,542	634,389	397,426	1,031,815
Accumulated amortization	(343,368)	(168,182)	(511,550)	(432,345)	(191,491)	(623,836)
Net book value	199,651	199,341	398,992	202,044	205,935	407,979

As at December 31, 2012, other intangibles include intangibles identified upon the acquisition of acquired entities and consist of core deposits of EUR 6,722 thousand (2011: EUR 12,060 thousand), customer relationships of EUR 23,632 thousand (2011: EUR 37,049 thousand), software of EUR 6,490 thousand (2011: EUR 7,052 thousand), all of which have finite lives and trade names of EUR 130,675 thousand (2011: EUR 127,061 thousand) and mutual funds contracts of EUR 2,273 thousand (2011: EUR 2,191 thousand) which have indefinite lives. The estimated useful lives of core deposits and customer relationships are 6-11 years and software 11-14 years.

Amortization expense on software and other intangibles amounted to EUR 79,906 thousand, EUR 98,930 thousand and EUR 109,910 thousand in 2010, 2011 and 2012 respectively. The Group estimates that aggregate amortization expense for the five succeeding fiscal years will be EUR 93,429 thousand, EUR 59,488 thousand, EUR 36,490 thousand, EUR 24,709 thousand and EUR 13,794 thousand for years 2013 through 2017 respectively.

PREMISES AND EQUIPMENT AND LEASE COMMITMENTS	12 Months Ended
Dec. 31, 2012
Property Plant And Equipment [Abstract]
PREMISES AND EQUIPMENT AND LEASE COMMITMENTS
NOTE 15: PREMISES AND EQUIPMENT AND LEASE COMMITMENTS

Premises and equipment at December 31, comprised:

	2011	2012
	(EUR in thousands)
Land	216,445	225,013
Buildings	970,246	999,468
Leasehold improvements	240,874	276,232
Furniture, fittings, machinery and vehicles	1,079,042	1,178,000
Total, at cost	2,506,607	2,678,713
Less: accumulated depreciation	(1,233,152)	(1,396,319)
Net book value	1,273,455	1,282,394
Certain Group premises and equipment are leased under various operating leases. Rental expense amounted to EUR 120,386 thousand, EUR 119,226 thousand and EUR 122,818 thousand for the years ended December 31, 2010, 2011 and 2012, respectively.

Future minimum rental commitments under non-cancellable operating leases are presented below. The Group did not enter into any material capital leases.

Operating Leases
(EUR in thousands)
2013	88,664
2014	102,176
2015	59,877
2016	52,540
2017	44,043
Thereafter	137,494
Total minimum lease payments	484,794

OTHER ASSETS	12 Months Ended
Dec. 31, 2012
Other Assets Disclosure [Abstract]
OTHER ASSETS
NOTE 16: OTHER ASSETS

Other assets at December 31, comprised:
	2011	2012

	(EUR in thousands)
Insurance related assets	620,383	550,795
Deferred tax assets	259,092	169,891
Prepaid income taxes	282,275	381,521
Assets acquired through foreclosure proceedings	184,790	194,160
Brokerage auxiliary funds	10,156	8,945
Private equity: Investees Assets	127,150	89,961
Prepaid expenses	139,105	168,401
Advances to employees	17,826	16,126
Unlisted equity securities	101,070	116,795
Hellenic Deposit and Investment Guarantee Fund	288,090	344,903
Receivables from Greek State	361,204	449,885
Checks and credit card transactions under settlement	176,312	211,166
Securities transactions under settlement	9,177	-
Trade and other receivables	113,256	132,374
Other	544,924	507,234
Total	3,234,810	3,342,157

Included in the above table are investments on behalf of policyholders who bear the investment risk, classified as Insurance related assets amounting to EUR 295,712 thousand and EUR 306,310 thousand at December 31, 2011 and 2012 respectively, which are carried at fair value.

Receivables from the Greek State have been assessed for impairment and are presented after such impairment. As at December 31, 2012, the impairment for receivables from the Greek State amounted to EUR 24,572 thousand (December 31, 2011: EUR 39,400 thousand).

In accordance with article 6 of Greek Law 3714/2008, the amount of deposits guaranteed by the Hellenic Deposit and Investment Guarantee Fund (HDIGF) is EUR 100 thousand per client. Accordingly, the contributions paid by banks to HDIGF increased from 2008 onwards. The Greek Law 3746/2009 concerning HDIGF provides that the excess of annual contributions calculated in accordance with the above article 6 of Greek Law 3714/2008, are included in a special reserve which will be jointly owned by the banks in proportion to their participation.

In accordance with article 10 of Greek Law 3746/2009, HDIGF guarantees up to an amount of EUR 30 thousand per client for investing activities. In 2010, the participating banks paid the first contributions relating to article 10 of Greek Law 3746/2009 which provides that the said contributions are included in a special reserve which will be jointly owned by the banks in proportion to their participation.

HELLENIC REPUBLIC BANK SUPPORT PLAN	12 Months Ended
Dec. 31, 2012
Hellenic Republic Bank Support Plan [Abstract]
Hellenic Republic Bank Support Plan

NOTE 17: HELLENIC REPUBLIC BANK SUPPORT PLAN

We participated in the Hellenic Republic Bank Support Plan as follows:

Pillar I - Preference share facility

On January 22, 2009, an Extraordinary General Meeting of the Bank's Shareholders was held, which approved the issue of 70 million redeemable preference shares at a par value of EUR 5.00 each with the cancellation of the pre-emptive rights of the existing shareholders in favor of the Greek State in accordance with Law 3723/2008 for the Bank's participation in the part (1) of the Hellenic Republic Bank Support Plan. On May 21, 2009, the Bank's Board of Directors certified that the Greek State fully covered the said issue of preferred shares. This increase was covered through the transfer to the Bank of an equal market value Greek government bond with a coupon rate of six-month Euribor plus 130 basis points. On May 25, 2009, the Board of Directors' minutes for the above mentioned certification were filed with the Ministry of Development (resolution K2-5300/Registrar of Companies). Following the above the Bank's share capital increased by EUR 350 million.

On December 22, 2011, the Extraordinary General Meeting of the Bank's Shareholders approved a) the share capital increase by EUR 1,000.0 million through the issue of additional 200 million redeemable preference shares at a nominal value of EUR 5.00 each with the cancellation of the pre-emptive rights of the existing shareholders in favor of the Greek State, in accordance with the Law 3723/2008 and b) the revocation of the decision of the Extraordinary General Meeting of the Bank's Shareholders held on November 26, 2010 regarding the repurchase by the Bank of the 70 million redeemable preference shares in favor of the Greek State, in accordance with the Law 3723/2008.

On December 30, 2011, following the above decision, the Bank issued the 200 million redeemable preference shares at a nominal value of EUR 5.00 each. For the redeemable preference shares in favor of the Greek State, please also refer to Note 32.

Pillar II - Government guaranteed short-term borrowings facility
Under the government-guaranteed borrowings facility, we participated in the second pillar of Greek Law 3723/2008 as follows:

Description	Issue date	Maturity date	Nominal amount in million EUR	Interest rate	Interest payment
Floating Rate Notes	April 26, 2010	April 2013	2,500.0	Three-month Euribor plus 1,200 bps	Quarterly
Floating Rate Notes	May 4, 2010	May 2013	1,345.0	Three-month Euribor plus 500 bps	Quarterly
Floating Rate Notes	May 4, 2010	May 2013	655.0	Three-month Euribor plus 1,200 bps	Quarterly
Floating Rate Notes	June 28, 2010	June 2013	4,265.6	Three-month Euribor plus 1,200 bps	Quarterly
Floating Rate Notes	December 23, 2010	December 2013	4,107.7	Three-month Euribor plus 1,200 bps	Quarterly
Floating Rate Notes	June 7, 2011	June 2014	1,925.0	Three-month Euribor plus 1,200 bps	Quarterly
Total			14,798.3

Additionally, on May 24, 2012, Fixed Rate Notes of EUR 3,000.0 million issued by the Bank in February 2012, matured.

The notes described above have been issued by the Bank, are guaranteed by the Hellenic Republic and are held by the Bank and therefore, are not presented as liabilities on the consolidated balance sheet. Furthermore, the notes are currently rated Caa2 by Moody's and CCC by Fitch. For the guarantees provided by the Hellenic Republic, an annual fee is payable by the Bank to the Hellenic Republic. This fee ranges from 95 to 135 basis points (depending on the notes) and is calculated on the nominal amount of the notes issued, prorated for the period the notes are outstanding.

Pillar III - Debt instruments issued by the Public Debt Management Agency

On April 12, 2010, the Bank obtained from Public Debt Management Agency, Greek government bonds having a nominal value of EUR 787.0 million collateralized with shipping and mortgage loans. These bonds can only be used as collateral for financing and therefore are reflected off-balance sheet.

PLEDGED ASSETS	12 Months Ended
Dec. 31, 2012
Financial Instruments Owned And Pledged As Collateral [Abstract]
PLEDGED ASSETS

NOTE 18: PLEDGED ASSETS

At December 31, 2011 and 2012, the Group pledged mainly for funding purposes with the Eurosystem, the European Investment Bank and other central banks the amount of EUR 32,665.5 million and EUR 33,218.7 million, respectively. The corresponding liabilities are presented in Note 19 within interbank interest bearing deposits.

The pledged amounts as at December 31, 2012 relate to the following instruments:

  trading and available-for-sale debt securities of EUR 2,917.9 million;
  bonds covered with mortgage loans amounting to EUR 8,400.0 million (see also Note 13);
  securitized notes backed with mortgage loans, receivables from public sector, consumer and auto loans and credit cards amounting to EUR 9,492.9 million (see also Note 13); and
  loans amounting to EUR 12,408.0 million.

  Additionally to the amounts above, the Bank has pledged off-balance sheet assets for funding purposes with the Bank of Greece, through ELA:

  floating Rate notes of EUR 14,798.3 million, issued under the government-guaranteed borrowing facility provided by Greek Law 3723/2008 (pillar II) and held by the Bank (see Note 17); and
  special Greek government bonds of EUR 787.0 million obtained from Public Debt Management Agency under the provisions of Greek Law 3723/2008 (pillar III), collateralized with shipping and mortgage loans and loans to small businesses (see Note 17 ).
  EFSF bonds of EUR 7,430.0 million obtained as an advance from HFSF for the participation in the Bank's future share capital increase. These bonds can only be used as collateral for financing and therefore are reflected off-balance sheet (see Note 35 ).

DEPOSITS	12 Months Ended
Dec. 31, 2012
Deposits Liabilities Balance Sheet Reported Amounts [Abstract]
DEPOSITS

NOTE 19: DEPOSITS

The aggregate amount of short-term certificates of deposit, each with a minimum denomination of EUR 76,530, which approximates USD 100,000, was EUR 437,460 thousand at December 31, 2012 (2011: EUR 132,190 thousand). At December 31, 2012, interest-bearing deposits with scheduled maturities in excess of one year were EUR 804,510 thousand (2011: EUR 650,187 thousand).

Deposits made by Greek residents and foreign customers at December 31, comprised:

	2011			2012
	Greek	Foreign	Total	Greek	Foreign	Total
	residents			residents
	(EUR in thousands)			(EUR in thousands)
Interest bearing:
Public sector	1,740,647	56,266	1,796,913	2,448,588	423,304	2,871,892
Private sector:
Corporations	2,773,259	4,802,960	7,576,219	3,435,530	6,094,819	9,530,349
Individuals	34,977,371	12,159,912	47,137,283	31,790,468	11,667,138	43,457,606
Interbank	31,576,223	906,713	32,482,936	31,159,773	1,350,159	32,509,932
Total interest bearing deposits	71,067,500	17,925,851	88,993,351	68,834,359	19,535,420	88,369,779
Non-interest bearing:
Public sector	353,244	18,353	371,597	288,356	70,465	358,821
Private sector:
Corporations	561,296	763,524	1,324,820	564,774	838,134	1,402,908
Individuals	158,755	547,265	706,020	139,773	807,107	946,880
Interbank	118,616	60,898	179,514	29,158	51,556	80,714
Total non-interest bearing deposits	1,191,911	1,390,040	2,581,951	1,022,061	1,767,262	2,789,323
Total:
Public sector	2,093,891	74,619	2,168,510	2,736,944	493,769	3,230,713
Private sector:
Corporations	3,334,555	5,566,484	8,901,039	4,000,304	6,932,953	10,933,257
Individuals	35,136,126	12,707,177	47,843,303	31,930,241	12,474,245	44,404,486
Interbank	31,694,839	967,611	32,662,450	31,188,931	1,401,715	32,590,646
Total deposits	72,259,411	19,315,891	91,575,302	69,856,420	21,302,682	91,159,102

Included in the above table are interest bearing deposits of EUR 1,779,727 thousand and EUR 2,954,945 thousand for 2011 and 2012 respectively for which the Group has elected the fair value option. Such instruments are accounted for at fair value because they have embedded derivatives and the Group elected to account for them at fair value rather than separating the embedded derivatives, or because they are managed on a fair value basis and the Group elected to apply the fair value option provided by ASC 825 “Financial Instruments”. During 2011 and 2012 losses of EUR (13,754) thousand and EUR (17,792) thousand, respectively, relating to fair value changes of these deposits were included in net trading loss, of which a gain of EUR 10,973 thousand and NIL, respectively, relate to credit risk.

Interest bearing interbank deposits under “Greek residents” mainly include the funding from the ECB and ELA type facility (through the Bank of Greece) amounting to EUR 31,307,746 thousand and EUR 30,902,146 thousand for 2011 and 2012 respectively.

SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE	12 Months Ended
Dec. 31, 2012
Securities Sold Under Agreements To Repurchase [Abstract]
SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE
NOTE 20: SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE
Information concerning securities sold under agreements to repurchase is summarized as follows:

	2011	2012
	(EUR in thousands)
Securities sold under agreements to repurchase	1,302,239	1,108,569
Securities sold under agreements to repurchase:
Average outstanding during the year	3,221,314	1,375,805
Weighted average interest rate during the year	3.79%	4.38%
Weighted average interest rate at year end	3.63%	4.93%
Amount outstanding at month end:
January	5,125,395	1,983,816
February	4,698,535	1,504,851
March	5,187,643	1,624,482
April	4,360,673	1,734,688
May	2,976,276	1,441,933
June	2,606,337	1,055,196
July	2,661,253	941,898
August	2,309,891	1,533,211
September	1,930,242	1,464,559
October	3,144,079	1,254,343
November	2,036,228	935,680
Securities sold under agreements to repurchase are recorded at the amount of cash received in connection with the transaction. Maturities of such agreements to repurchase are typically overnight to six months.

OTHER BORROWED FUNDS	12 Months Ended
Dec. 31, 2012
Short Term Debt Other Disclosures [Abstract]
OTHER BORROWED FUNDS

NOTE 21: OTHER BORROWED FUNDS

Included in other borrowed funds are facilities with a maturity of one year or less. These borrowings had a balance of EUR 925,971 thousand and EUR 2,026,659 thousand at December 31, 2011 and 2012, respectively.

The weighted average interest rate of other borrowed funds was 2.61% and 8.52% in 2011 and 2012 respectively.

The financial conditions of the major short-term of other borrowed funds as of December 31, 2012, are as follows:
Issuer	Type	Issue date	Maturity date	Currency	Nominal amount in million	Own held by the Group (nominal amount in million)	Interest rate	Interest payment
Fixed rate notes
Finansbank	Fixed Rate Bonds(1)	September 14, 2012	March 2013	TL	400.0	15.3	Fixed rate of 10.00%	Single payment at maturity including capital amount
Finansbank	Fixed Rate Bonds(1)	September 21, 2012	March 2013	TL	500.0	2.3	Fixed rate of 9.60%	Single payment at maturity including capital amount
Finansbank	Fixed Rate Bonds(1)	November 15, 2012	May 2013	TL	750.0	12.4	Fixed rate of 8.30%	Single payment at maturity including capital amount
Finansbank	Fixed Rate Bonds(1)	December 13, 2012	June 2013	TL	650.0	7.2	Fixed rate of 7.95%	Single payment at maturity including capital amount
Finansbank	Fixed Rate Bonds(1)	December 27, 2012	April 2013	TL	600.0	1.5	Fixed rate of 7.95%	Single payment at maturity including capital amount
Floating rate notes
Finansbank	Amended Facility Agreement	November 29, 2012	November 2013	EUR	211.9(2)	0	Euribor plus 0.7%.	Quarterly
Finansbank	Amended Facility Agreement(2)	November 29, 2012	November 2013	USD	188(2)	0	Libor plus 0.7%.	Quarterly
(1)	On January 20, 2011, Finansbank obtained the required permissions from legal authorities regarding the issuing of bank bonds with maturity of up to one year in the domestic market valued up to TL 1,000,000.
(2)	On November 29, 2012, Finansbank amended the dual tranche term loan facility signed on November 30, 2011, based on which the amounts of USD 220.5 million and EUR 210.6 million were amended to USD 188.0 million and EUR 211.9 million, respectively.

ACCOUNTS PAYABLE, ACCRUED EXPENSES AND OTHER LIABILITIES	12 Months Ended
Dec. 31, 2012
Accounts Payable Accrued Expenses And Other Liabilities [Abstract]
ACCOUNTS PAYABLE, ACCRUED EXPENSES AND OTHER LIABILITIES

NOTE 22: ACCOUNTS PAYABLE, ACCRUED EXPENSES AND OTHER LIABILITIES
Accounts payable, accrued expenses and other liabilities at December 31, comprised:

	2011	2012
	(EUR in thousands)
Accrued expenses and deferred income	96,689	75,588
Amounts due to re-insurers	23,820	16,289
Income and other taxes payable	153,236	145,395
Accounts payable	218,651	200,173
Payroll related accruals	57,365	90,429
Private equity: liabilities of investee entities	208,064	240,658
Unsettled transactions on debt securities	2,727	-
Accrued interest and commissions	420,999	262,860
Deferred tax liability	62,213	63,863
Amounts due to third-parties under collection agreements	82,205	112,544
Pension liability	224,743	387,921
Dividends payable	4,080	338
Amounts due to government agencies	180,043	198,748
European Re-development Fund	19,960	8,802
Liabilities relating to deposit administration funds (DAF)	198,040	198,034
Checks and credit card transactions under settlement	1,010,478	814,550
Other	585,023	419,981
Total	3,548,336	3,236,173

Included in the above table under “Other” are liabilities carried at fair value, relating to short positions in shares amounting to EUR 5,009 thousand and EUR 3,727 thousand at December 31, 2011 and 2012 respectively.

INSURANCE RESERVES	12 Months Ended
Dec. 31, 2012
Insurance Loss Reserves [Abstract]
INSURANCE RESERVES
NOTE 23: INSURANCE RESERVES

EH has consistently made a provision for loss reserves by estimating the potential liability on a claim-by-claim basis. Activity in the liability for outstanding claims and claim adjustment expenses for the year ended December 31, comprises of:

	2011	2012
	(EUR in thousands)
Property and casualty reserves
Reserve for outstanding claims and claim adjustment expenses as at January 1,	735,476	749,796
Incurred claims and claim adjustment expenses:
Provision for insured events of the current year	245,894	169,693
Change in provision for insured events of prior years	16,079	(60,783)
Total incurred claims and claim adjustment expenses	261,973	108,910
Payments:
Claims and claim adjustment expenses attributable to insured events of the current year	(83,739)	(61,955)
Claims and claim adjustment expenses attributable to insured events of prior years	(118,257)	(104,297)
Total payments	(201,996)	(166,252)
Changes in unearned premium reserves	(45,657)	(54,453)
Reserves for outstanding claims and claim adjustment expenses as at December 31,	749,796	638,001

The share of reinsurers in property and casualty insurance reserves amounted to €136.2 million and €101.5 million at December 31, 2011 and 2012 respectively.

	2011	2012
	(EUR in thousands)
Future policy benefit liabilities
Mathematical and other future policy benefit liabilities at 1 January	1,795,868	2,011,045
Increase in reserves	618,976	222,779
Paid claims and other movements	(403,799)	(354,697)
Mathematical and other future policy benefit liabilities at December 31,	2,011,045	1,879,127
Total insurance reserves	2,760,841	2,517,128

Reinsurance arrangements
The reinsurance program of EH is designed to minimize the Group’s exposure to large claims and reduce accumulation against catastrophic risks. The level of risk retained by the Group is determined by the levels of Shareholder Equity, Gross Written Premium and Possible Maximum Loss per type of risk underwritten.

Income from insurance operations at December 31, comprised:

	2010	2011	2012
	(EUR in thousands)
Gross written premiums	1,008,320	776,301	629,689
Cancellation commissions	2,790	3,140	3,409
Other insurance related income / (expense)	6,061	(2,161)	(144)
Total income from insurance operations	1,017,171	777,280	632,954

Reinsurance

We assume and cede reinsurance with other insurance companies, mainly in the property and casualty lines of business.
Our reinsurance program consists of non-proportional treaties in motor and property, per risk and catastrophe business, which are our main lines of property and casualty business. Other lines of business are covered mainly by proportional treaties.
The effect of reinsurance on premiums written and earned for the years ended December 31, was as follows:

Short-duration life insurance contracts
	2010	2011	2012
	(EUR in thousands)
Premiums written	248,887	226,629	225,443
Reinsurance ceded	(8,305)	(4,861)	(3,622)
Net written premiums	240,582	221,768	221,821

Premiums earned	249,901	203,929	232,817
Reinsurance ceded	(8,319)	(10,324)	(7,595)
Net earned premiums	241,582	193,605	225,222

Included in premiums earned for 2010, 2011 and 2012 are premiums assumed of EUR 1.3 million, EUR 0.4 million and EUR 0.4 million respectively.
Premiums earned on long-duration life insurance contracts amounted to EUR 172.0 million, EUR 124.8 million and EUR 86.6 million for 2010, 2011 and 2012 respectively.

Property and casualty insurance contracts
	2010	2011	2012
	(EUR in thousands)
Direct premiums written	578,919	452,460	310,326
Reinsurance assumed	8,436	10,913	7,313
Reinsurance ceded	(108,698)	(70,749)	(73,060)
Net premiums written	478,657	392,624	244,579

Direct premiums earned	581,142	512,988	372,333
Reinsurance assumed	6,921	3,136	3,657
Reinsurance ceded	(108,071)	(80,602)	(70,170)
Net premiums earned	479,992	435,522	305,820

LONG-TERM DEBT	12 Months Ended
Dec. 31, 2012
Long Term Debt [Abstract]
LONG-TERM DEBT
NOTE 24: LONG-TERM DEBT
Long-term debt (original maturities of more than one year) at December 31, comprised:

	2011
	Under	1–5 years	After	Total
	1 year		5 years
	(EUR in thousands)
By remaining maturity
Senior Debt:
Fixed Rate	115,588	1,467,999	-	1,583,587
Variable Rate	56,438	298,876	23,009	378,323
Subordinated Debt:
Fixed Rate	13,823	470,694	-	484,517
Variable Rate	5,265	141,774	-	147,039
Other
Fixed Rate	51,611	49,389	39,318	140,318
Variable Rate	29,608	172,500	1,479	203,587
Total	272,333	2,601,232	63,806	2,937,371

	2012
	Under	1–5 years	After	Total
	1 year		5 years
	(EUR in thousands)
By remaining maturity
Senior Debt:
Fixed Rate	81,155	1,113,441	75,339	1,269,935
Variable Rate	43,611	279,626	-	323,237
Subordinated Debt:
Fixed Rate	639	25,938	-	26,577
Variable Rate	27,382	40,994	-	68,376
Other
Fixed Rate	23,817	99,987	20,964	144,768
Variable Rate	11,067	221,123	51,407	283,597
Total	187,671	1,781,109	147,710	2,116,490

Certain debt instruments were issued by 100% owned “finance subsidiaries” of the Bank, NBG Funding Ltd (unconsolidated) and NBG Finance Plc (consolidated), NBG Finance (Sterling) Plc (consolidated) and NBG Finance (Dollar) Plc (consolidated) (the “finance subsidiaries”). The Bank has fully and unconditionally guaranteed all securities issued by these companies. There are no restrictions on the ability of these “finance subsidiaries” to transfer funds to the Bank in the form of cash dividends, loans and advances.

The Group does not consolidate NBG Funding Ltd as the Group is not deemed to be the primary beneficiary of the entity. The Group does not have the obligation to absorb losses or the right to receive benefits as the only assets of NBG Funding Ltd are loans to and deposits with NBG.

The proceeds of the instruments issued by NBG Funding Ltd were lent to NBG Finance Plc, NBG Finance (Sterling) Plc and NBG Finance (Dollar) Plc through Eurobond issues and ultimately lent to the Bank under loan agreements with the same terms as each of the instruments referred to above but with a 31 year maturity.

(a)       Long-Term Senior debt

Long-term debt Senior Notes and the related rates and maturity dates at December 31, comprise:

2011
(EUR in thousands)
Fixed, with a weighted average rate of 3.75%, maturing up until 2016 and denominated in EUR	1,139,485
Fixed, with a weighted average rate of 5.62%, maturing up until 2016 and denominated in USD	444,102
Total	1,583,587
Variable, with a weighted average rate of 2.42%, maturing up until 2016 and denominated in EUR	335,944
Variable, with a weighted average rate of 2.06%, maturing up until 2012 and denominated in USD	19,134
Variable, with a weighted average rate of 5.00%, maturing up until 2018 and denominated in BGN	23,245
Total	378,323

2012
(EUR in thousands)
Fixed, with a weighted average rate of 3.75%, maturing up until 2024 and denominated in EUR	660,066
Fixed, with a weighted average rate of 5.44%, maturing up until 2017 and denominated in USD	586,762
Fixed, with a weighted average rate of 5.0%, maturing up until 2018 and denominated in BGN	23,107
Total	1,269,935
Variable, with a weighted average rate of 1.62%, maturing up until 2016 and denominated in EUR	323,237
Total	323,237

Long-Term Senior fixed rate debt
The financial conditions of the major long-term senior fixed rate debt as of December 31, 2012, are as follows:
Issuer	Type	Issue date	Maturity date	Currency	Nominal amount in million	Own held by the Group (nominal amount in million)	Interest rate	Interest payment
Corporate bonds
Finansbank (via a VIE)	Fixed Rate Notes	March 24, 2006	March 2013	USD	110.0	39.0	Fixed interest rate of 6.5%	Semi-annually
Covered bonds
NBG	Fixed rate covered bonds- Third Series	October 7, 2009	October 2016	EUR	846.2(1)	-	Fixed coupon rate of 3.875%	Annually
Fixed rate notes
Finansbank	Senior Unsecured Notes	May 11, 2011	May 2016	USD	500.0	133.3	Fixed interest rate of 5.5%	Semi-annually
Finansbank	Eurobond Fixed Rate Notes	November 1, 2012	November 2017	USD	350.0	13.8	Fixed interest rate of 5.15%	Semi-annually
NBG	Fixed Rate Notes	December 20, 2012	December 2024	EUR	60.0(2)	-	Fixed interest rate of 2.535%	Quarterly
(1)	Includes fixed rate covered bonds issued by the Bank, which are described in Note 13 and has been designated as financial liability at fair value through profit or loss. On August 1, 2012, the Bank proceeded with cancellation of the repurchase of covered bonds of EUR 653.8 million. During 2012, net gains of NIL (2011: net gains of EUR 103.3 million) resulting from changes in the fair value of these notes were recorded in Net trading loss. Fair value gains of EUR 3.0 million were attributable to changes in instrument specific credit risk (2011: EUR 190.3 million), measured based on changes in the Bank’s own credit spread. Interest expense is not recognized separately from fair value changes. The carrying amount and amortized cost of these securities as at December 31, 2012 were EUR 600.1 million and EUR 849.2 million respectively (2011: EUR 1,059.3 million and EUR 1,497.8 million, respectively).
(2)	Loan agreement with European Investment Bank and the main purpose of this facility is the financing of small and medium-sized enterprises.

Long-term senior fixed rate debt redeemed in 2012 are as follows:
Issuer	Type	Issue date	Redemption date	Currency	Nominal amount in million
Fixed rate loans
NBG Finance Plc	Fixed Rate Notes, guaranteed by the Bank	September 21, 2010	February 22, 2012	EUR(1)	80.0
Finansbank	Fixed Rate Bonds	November 2, 2011	April 27, 2012	TL	150.0
Finansbank	Fixed Rate Bonds	November 30, 2011	May 25, 2012	TL	200.0
Finansbank	Fixed Rate Bonds	May 11, 2012	November 5, 2012	TL	400.0
Finansbank	Fixed Rate Bonds	June 11, 2012	December 4, 2012	TL	700.0
(1)	The proceeds of the Notes issued by NBG Finance Plc were ultimately lent to the Bank.

Long-Term Senior variable rate debt
The financial conditions of the major long-term senior variable rate debt as of December 31, 2012, are as follows:
Issuer	Type	Issue date	Maturity date	Currency	Nominal amount in million	Interest rate	Interest payment
Variable rate notes
NBG	Variable Rate Notes	September 1, 2009	September 2016	EUR	250.0(1)	Three-month Euribor plus 0.576%	Quarterly
Finansbank	Floating Rate Notes Series 2012-C	December 20, 2012	November 2024	EUR	50.0	EURIBOR plus 3.6%.	Quarterly
Finansbank	Floating Rate Notes - Series 2012-B	December 20, 2012	November 2017	USD	75.0	LIBOR plus 3.4%	Quarterly
(1)	Loan agreement with European Investment Bank and the main purpose of this facility is the financing of small and medium-sized enterprises.

Long-term senior variable rate debt repurchased in 2012, are as follows:

Issuer	Type	Issue date	Repurchased date	Currency	Nominal amount in million
Corporate bonds
Finansbank (via a VIE)	Series 2005-A Floating Rate Notes ( secured on Finansbank’s Diversified Payment Rights)	March 15, 2005	February 15, 2012	USD	500.0(1)
Financings under the Hellenic Republic Bank Support Plan
NBG	Floating Rate Notes-Pillar II	February 24, 2012	May 24, 2012	EUR	3,000.0(2)
(1)	The outstanding amount of Series 2005-A as of December 31, 2011 was USD 31.3 million.
(2)	These Notes were held by the Bank and therefore, were not presented as liabilities on the Group’s Balance Sheet (see Note 17).

(b) Long-Term Subordinated debt
Long-term Subordinated debt Senior Notes and the related rates and maturity dates at December 31, comprise:
2011
(EUR in thousands)
Fixed, 7.00% up to August 3, 2015, redeemable on or after Aug. 2015 and denominated in EUR	443,292
Fixed, 6.29% up to November 8, 2016, redeemable on or after Nov. 2016 and denominated in GBP	41,225
Total	484,517
Variable, with a weighted average rate of 3.33%, redeemable on or after July 2013 and denominated in EUR	50,756
Variable, with a weighted average rate of 2.60%, redeemable on or after Nov. 2014 and denominated in EUR	27,070
Variable, with a weighted average rate of 5.91%, redeemable on or after Feb. 2015 and denominated in EUR	31,548
Variable, with a weighted average rate of 2.30%, redeemable on or after Nov. 2014 and denominated in USD	37,665
Total	147,039

2012
(EUR in thousands)
Fixed, 7.00% up to August 3, 2015, redeemable on or after Aug. 2015 and denominated in EUR	18,974
Fixed, 6.29% up to November 8, 2016, redeemable on or after Nov. 2016 and denominated in GBP	7,603
Total	26,577
Variable, with a weighted average rate of 1.98%, redeemable on or after July 2013 and denominated in EUR	25,746
Variable, with a weighted average rate of 1.91%, redeemable on or after Nov. 2014 and denominated in EUR	14,390
Variable, with a weighted average rate of 4.59%, redeemable on or after Feb. 2015 and denominated in EUR	15,953
Variable, with a weighted average rate of 1.89%, redeemable on or after Nov. 2014 and denominated in USD	12,287
Total	68,376

The financial conditions of the long-term subordinated fixed and variable rate debt as of December 31, 2012, are as follows:
Issuer	Type	Issue date	Maturity date	Currency	Nominal amount in million	Own held by the Group (nominal amount in million)	Interest rate	Interest payment
Subordinated fixed rate notes
NBG Funding Ltd(1)	Guaranteed Fixed/Floating Rate Subordinated Callable Notes due 2037-Series E	November 8, 2006	November 2037	GBP	375.0	-	6.2889% fixed per annum until November 8, 2016 and thereafter floating of three month Libor plus 2.08%	Annually up to November 8, 2016
NBG Finance Plc	Fixed Rate Notes- Lower Tier II	August 3, 2010	August 2020 (Early redemption 2015)	EUR	450.0	431.6	7.0% for the first five years and 9.5% thereafter.	Annually
Subordinated variable rate notes
NBG Funding Ltd(1)	Guaranteed Floating Rate Subordinated Callable Notes due 2034-Series A	July 11, 2003	July 2034	EUR	350.0	-	Three-month Euribor plus 175 bps until July 11, 2013 and three-month Euribor plus 275 bps thereafter	Quarterly
NBG Funding Ltd(1)	Guaranteed CMS-Linked Subordinated Callable Notes due 2035-Series B	November 3, 2004	November 2035	EUR	350.0	-	The 10-year EUR CMS mid swap rate plus 12.5 bps reset every six months and capped at 8%	Semi annually
NBG Funding Ltd(1)	Guaranteed CMS-Linked Subordinated Callable Notes due 2035-Series C	November 3, 2004	November 2035	USD	180.0	-	The 10 year EUR CMS mid swap rate plus 12.5 bps reset every six months and capped at 8.5%	Semi annually
NBG Funding Ltd(1)	Guaranteed CMS-Linked Subordinated Callable Notes due 2035-Series D	February 16, 2005	February 2036	EUR	230.0	-	The difference of the 10-year EUR CMS mid swap rate minus the two-year mid swap rate multiplied by four subject to a minimum rate of 3.25% and capped at 10%	Annually
(1)	The proceeds of the instruments issued by NBG Funding Ltd have been lent to NBG Finance Plc, NBG Finance (Dollar) Plc and NBG Finance (Sterling) Plc through Eurobond issues and ultimately lent to the Bank under loan agreements with the same terms as each one of the instruments referred to above but with a 31-year maturity.
Within 2011, the Bank proceeded in the purchase of an additional portion of the outstanding preferred securities of an aggregate nominal amount of EUR 19.0 million of series A, B and D, GBP 11.1 million of series E and USD 1.9 million of series C. On January 3, 2012, the Bank announced a voluntary tender offer (the “Offer”) for the acquisition of any and all of the five series of the preferred securities issued by the Bank’s subsidiary, NBG Funding Ltd. Based upon the aggregate nominal amounts of the securities validly tendered for purchase pursuant to the Offer, the Bank accepted for purchase securities in EUR with nominal value of EUR 117.3 million, securities in USD with nominal value of USD 47.5 million and securities in GBP with nominal value of GBP 39.2 million. The settlement date for the purchase by the Bank of the above securities was the January 19, 2012 and the purchase was funded by existing liquidity reserves of the Bank.
Subsequent to the Offer, the Bank proceeded in the purchase of an additional portion of the outstanding preferred securities of an aggregate nominal amount of EUR 3.7 million of series A, B and D, GBP 7.9 million of series E and USD 0.1 million of series C

(c)       Long-Term Other debt

“Other” primarily includes fixed rate borrowings of Finansbank and Finans Leasing amounting to EUR 128,806 thousand (of which EUR 81,374 thousand, EUR 3,872 thousand and EUR 43,560 thousand denominated in EUR, TL and USD respectively) and floating rate borrowings of the above mentioned companies, amounting to EUR 202,014 thousand (of which EUR 118,858 thousand, and EUR 83,156 thousand denominated in EUR and USD).

COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2012
Commitments And Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 25: COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Group enters into a number of off-balance sheet commitments to meet the financing needs of its customers, through the use of commitments to extend credit and commercial and standby letters of credit.

The Group's exposure to credit loss in the event of non-performance by the other party to the financial instrument for commitments to extend credit and commercial and standby letters of credit is represented by the contractual notional amount of those instruments. The Group uses the same credit policies in making commitments and conditional obligations as it does for on-balance-sheet instruments.

The following table summarizes the Group's off-balance-sheet financial instruments, whose contract amounts represent credit risk, as of December 31:

	2011	2012
	(EUR in thousands)
Financial instruments whose contract amounts represent credit risk:
Commitments to extend credit*:
Commercial and personal	14,584,516	14,483,760
Residential real estate	94,602	33,831
Commercial letters of credit	589,924	594,392
Standby letters of credit and financial guarantees written	5,970,422	5,586,816

*	Commitments to extend credit at December 31, 2011 and 2012 include amounts of EUR 1,685.7 million and EUR 25.0 million respectively, which cannot be cancelled without certain conditions being met at any time and without notice, or for which automatic cancellation due to credit deterioration of the borrower is not allowed. Such commitments are used in the Risk Weighted Assets calculation for capital adequacy purposes under regulatory rules currently in force.

Commitments to Extend Credit. Commitments to extend credit are agreements to lend to a customer, as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. Management evaluates each customer's credit worthiness in determining the amount of collateral to obtain. Collateral held varies and may include accounts receivable, inventory, property, plant and equipment and real estate.

Commercial Letters of Credit. Commercial letters of credit ensure payment by a bank to a third party for a customer's foreign or domestic trade transactions, generally to finance a commercial contract for the shipment of goods. A significant portion of commercial letters of credit is on an immediate payment basis. The Group's credit risk in these transactions is limited since the contracts are collateralized by the merchandise being shipped and are generally of short duration.

Standby Letters of Credit and Financial Guarantees Written. Standby letters of credit and financial guarantees written are conditional commitments issued by the Group to guarantee the performance of a customer to a third party. Those guarantees are primarily issued to support the financing needs of the Bank's commercial customers, and are short-term in nature. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loan facilities to customers.

Legal Contingencies. The Bank and certain of its subsidiaries are defendants in certain claims and legal actions and proceedings arising in the ordinary course of business. These actions and proceedings are generally based on alleged violations of consumer protection, banking, employment and other laws. None of these actions and proceedings is individually material. In accordance with ASC 450 the Group establishes accruals for all litigations, for which it believes it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. These accruals may change from time to time, as appropriate, in light of additional information. At December 31, 2011 and 2012 the Group has accrued for cases under litigation the amount of EUR 85.4 million and EUR 79.8 million respectively for those litigations for which the Group believes that this loss is probable and reasonably estimated. For the cases for which an accrual has not been recognized, management is not able to reasonably estimate possible losses, since the proceedings may last for many years, many of the proceedings are in early stages, there is uncertainty of the likelihood of the final result, there is uncertainty as to the outcome of pending appeals and there are significant issues to be resolved. However, in the opinion of the management, after consultation with legal counsel, the ultimate disposition of these matters is not expected to have a material adverse effect on the consolidated balance sheet, results of operation or cash flows.

Staff Leaving Indemnity Contingencies. In accordance with Greek Law 4046/2012 and Board of Ministers' Decision (6/28.2.2012), from February 14, 2012 onwards, the employment contracts that lapse on attainment of the normal retirement age or based on the particular retirement conditions, are considered as indefinite duration employment contracts and therefore, the provisions for employees statutory retirement indemnity of Greek Law 2112/1920, are applied. During the years 2010 and 2011 the Group has been subject to litigation claims in relation to the benefits available to employees under the finite duration employment contracts reliant on interpretation of certain clauses of Greek Law 2112/1920. Such claims have been upheld by the court. As a result the Group concluded that based on the available evidence the obligation for the remaining populous of employees under the finite employment contracts is both probable and the amount of the obligation is reasonably estimable under the provisions of Greek Law 2112/1920 based on an actuarial valuation carried out in accordance with ASC 715-30. Following the above, the Group recognized in the income statement as at December 31, 2011, an amount of EUR 169.9 million which is included under “Other non-interest expense”. The estimates included in this amount are based on the Group's analysis of currently available information, and as new information is obtained the Group may change its estimates. Prior to 2011, the Bank concluded that the obligation with respect to employment contracts with its employees as finite duration contracts was remote, therefore no provision for staff leaving indemnity was recognized. As at December 31, 2012, this liability is included in the employees benefit obligation (see Note 38).

Voluntary Retirement Schemes

On December 31, 2010 the Bank's wholly owned subsidiary EH completed the voluntary retirement scheme, that had been announced on November 25, 2008, whereby employees fulfilling certain criteria had the opportunity to leave service receiving additional benefits to those provided by law, subject to the approval of the Voluntary Retirement Scheme Committee which included representatives of the company and its employees. A total of 237 employees have left service taking advantage of the provisions of the scheme (not including those who had subscribed to the scheme and subsequently withdrew their interest). The Group has recognized a total expense of EUR 46.7 million in respect of this scheme (EUR 16.8 million in 2008, EUR 24.6 million in 2009 and EUR 5.3 million in 2010). No further cost in respect of this scheme is expected to be incurred.

OTHER FEES AND COMMISSIONS	12 Months Ended
Dec. 31, 2012
Fees And Commissions [Abstract]
OTHER FEES AND COMMISSIONS
NOTE 26: OTHER FEES AND COMMISSIONS
Other fees and commissions for the years ended December 31, comprised:
	2010	2011	2012
	(EUR in thousands)
Custody, brokerage & investment banking	79,953	61,903	66,184
Retail lending fees	50,410	41,446	38,968
Corporate lending fees	149,364	136,546	135,982
Banking fees & similar charges	164,947	171,221	199,317
Fund management fees	31,018	24,305	15,350
Total	475,692	435,421	455,801

NET TRADING LOSS	12 Months Ended
Dec. 31, 2012
Net Trading Profit Loss [Abstract]
NET TRADING (LOSS)

NOTE 27: NET TRADING LOSS

In addition to the losses on derivative instruments (see Note 10), the losses on deposits and the gains on long-term debt at fair value (see Note 19 and Note 24, respectively), net trading loss in 2010, 2011 and 2012 also includes gains from the re-purchase by the Group from the open market of debt securities issued by the Group of EUR 10,855 thousand, EUR 7,651 thousand and EUR 8,688 thousand respectively.

OTHER NON-INTEREST INCOME	12 Months Ended
Dec. 31, 2012
Other Noninterest Income [Abstract]
OTHER NON-INTEREST INCOME
NOTE 28: OTHER NON-INTEREST INCOME
Other non-interest income at December 31, comprised:
	2010	2011	2012
	(EUR in thousands)
Income from insurance operations	1,017,172	777,280	632,955
Gain on disposal of subsidiaries	522	-	158,429
Gain on disposal of premises	2,643	12,744	503
Hotel revenues	33,986	31,274	27,308
Other	106,930	41,067	98,117
Total	1,161,253	862,365	917,312

OTHER NON-INTEREST EXPENSE	12 Months Ended
Dec. 31, 2012
Other Noninterest Expense [Abstract]
OTHER NON-INTEREST EXPENSE
NOTE 29: OTHER NON-INTEREST EXPENSE
Other non-interest expense at December 31, comprised:
	2010	2011	2012
	(EUR in thousands)
Insurance claims, reserves movement, commissions and reinsurance premium ceded	941,589	1,013,879	469,865
Credit card costs	30,067	31,868	47,960
Hotel running costs	37,125	35,128	30,650
Broker costs	6,996	4,623	3,450
Rental expense	120,386	119,226	122,818
Taxes and duties other than income tax	97,835	94,201	95,597
Promotion and advertising	78,502	56,946	66,867
Third party fees	139,599	135,216	123,592
Commissions on issues of Hellenic Republic Bank Support Plan - Pillar II	46,012	159,109	210,909
Other	359,717	583,044	423,719
Total	1,857,828	2,233,240	1,595,427

Commissions on issues of Hellenic Republic Bank Support Plan – Pillar II relate to the fees payable to the Hellenic Republic with respect to the notes issued by the Bank and guaranteed by the Hellenic Republic, in the context of Pillar II of the Hellenic Republic Bank Support Plan, as described in Note 17.

Insurance claims, reserves movement, commissions and reinsurance premium ceded for the years ended December 31 comprised:
	2010	2011	2012
	(EUR in thousands)
Reinsurance premiums ceded	117,003	75,499	76,564
Insurance benefits and claims incurred	625,970	600,701	525,168
Reinsurance recoveries	(70,547)	(49,569)	4,395
Net insurance claims and benefits incurred	555,423	551,132	529,563
Movement in mathematical and other reserves	103,443	226,875	(238,732)
Share of reinsurers	3,258	16,698	1,687
Net movement in mathematical and other reserves	106,701	243,573	(237,045)
Commission expense	120,401	107,492	77,235
Other insurance related expenses	42,061	36,183	23,548
Total	941,589	1,013,879	469,865

INCOME TAX EXPENSE	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure Abstract
INCOME TAX EXPENSE

NOTE 30: INCOME TAX (EXPENSE) / BENEFIT
The significant components of the income tax/(expense)/benefit for the years ended December 31, 2010, 2011 and 2012 are as follows:

	2010	2011	2012

	(EUR in thousands)
Income tax (expense) / benefit:
Current tax expense domestic	(110,967)	(46,297)	(33,632)
Current tax expense foreign	(149,212)	(107,342)	(171,603)
Deferred tax (expense)/benefit domestic	182,121	(307,995)	(19,105)
Deferred tax (expense)/benefit foreign	35,747	2,289	55,201
Total income tax (expense) / benefit	(42,311)	(459,345)	(169,139)
The allocation of income before income tax between domestic and foreign is presented in Note 37.

The differences between the nominal statutory income tax and the effective income tax are summarized as follows:

	2010	2011	2012

	(EUR in thousands)
Income tax calculated based on statutory income tax rate of 20% (2010: 24% and 2011: 20%)	(63,766)	(2,809,627)	(469,770)
Effect of tax exempt income	(35,029)	(18,132)	(58,460)
Effect of different tax rates in other countries	(60,839)	10,535	(21,119)
Non deductible expenses	52,769	120,968	50,376
Statutory revaluation of fixed assets	-	-	(9,569)
Effect of change in income tax rate	43,987	9,851	-
Valuation allowance for deferred tax assets	-	3,115,613	658,249
Non-offsettable income taxes with current year income taxes	14,059	12,740	14,262
Income tax audit settlement	2,494	8,223	5,894
Other	9,535	9,174	(724)
Income tax expense / (benefit) before additional income taxes	(36,790)	459,345	169,139

Additional income tax under Greek tax laws 3808/2009 and 3845/2010	26,126	-	-
Non-offsettable income taxes in accordance with Law 3842/2010	52,975	-	-
Income tax expense / (benefit) after additional income taxes	42,311	459,345	169,139
In 2011, the increase in the effect on taxes of the expenses non-deductible for tax purposes is mainly due to the impairment of goodwill of investments in subsidiaries (see Note 14).

The significant components of deferred income tax assets and liabilities at December 31 comprised:

	2011	2012

	(EUR in thousands)
Deferred Tax Assets:
Allowance for loan losses	477,575	813,060
Mark to market valuation of securities and derivatives	1,109,601	597,125
Pension and other post retirement benefits	53,519	87,739
Insurance reserves	93,940	84,298
Revaluation of land and buildings	137,640	150,419
Intangibles recognized upon acquisition and other assets	192	53
Tax loss carried forward	210,461	369,996
Other	98,340	187,903
PSI tax losses	1,323,641	1,834,919
Gross deferred tax assets	3,504,909	4,125,512
Deferred tax assets / liabilities for netting	(130,204)	(167,420)
Net deferred tax assets	3,374,705	3,958,092
Valuation allowance for deferred tax assets	(3,115,613)	(3,788,201)
Net deferred tax assets after valuation allowance	259,092	169,891

Deferred Tax Liabilities:
Allowance for loan losses	(22,455)	(35,576)
Mark to market valuation of securities and derivatives	(31,477)	(47,518)
Pension and other post retirement benefits	-	(783)
Revaluation of land and buildings	(1,358)	(1,103)
Intangibles recognized upon acquisition and other assets	(37,644)	(37,224)
Tax free reserves	(92,556)	(92,003)
Other	(6,927)	(17,076)
Gross deferred tax liabilities	(192,417)	(231,283)
Deferred tax liabilities / assets for netting	130,204	167,420
Net deferred tax liabilities	(62,213)	(63,863)

Realization of deferred tax assets is dependent on generating sufficient taxable income. Although realization is not assured, the Group believes that the realization of the net deferred tax assets after valuation allowance of EUR 259,092 thousand and EUR 169,891 thousand, at December 31, 2011 and 2012 respectively, is more likely than not based upon all available positive and negative evidence in Greece and the other countries where the Group operates.

 A significant piece of objective negative evidence evaluated was the cumulative loss incurred over the years ended December 31, 2008, 2009, 2010 and 2012 in the Bank. Such objective evidence limits the ability to consider other subjective evidence in taxable entities where there is a cumulative loss.

Greek Law 4046/2012 was enacted on February 14, 2012 and effectively extends the period over which the tax losses realized on implementation of the PSI exchange may be utilized from a 5 year loss carry-forward to an amortization period over the life of the New Greek government bonds. However, Law 4110/2013 amended the said provision so that, any difference (loss) arising from the said exchange is amortised in 30 annual equal instalments.

Each year Management assesses whether the recognition of the deferred tax asset is appropriate to the extent that future taxable profit will be available to absorb these tax losses and other deductible temporary differences.

The Group as at December 31, 2012 has a deferred tax asset of EUR 369,996 thousand on the tax losses carry-forward of EUR 1,918,496 thousand which expire as follows:

(EUR in
Year	thousands)
2013	12,846
2014	97,035
2015	765,279
2016	22,190
2017	921,688
2018	37,392
2019	54,494
Unlimited	7,572
Total	1,918,496

The applicable Greek statutory corporation income tax rate was 24% for 2010 and 20% for 2011 and 2012. The Greek Law 3943/2011 which was enacted in March 2011 provides that for the periods commencing from January 1, 2011 thereon, the nominal corporation tax rate is reduced to 20%. Furthermore, upon profit distribution a 25% withholding tax is imposed on distributed profits.

Based on the above, the Group examined the timing of the reversal of the temporary differences for all Greek entities and adjusted the deferred tax asset/liability amounts accordingly in order to reflect the reduction in the nominal tax rates. The total effect, for the years ended December 31, 2010, 2011 and 2012, was an expense of EUR 44.0 million, EUR 9.9 million and NIL respectively.

In January 2013, Law 4110/2013 provides that for the periods commencing from January 1, 2013 thereon, the nominal corporation tax rate is increased to 26%. Furthermore, for profit distributions approved from January 1, 2014 onwards the withholding tax is reduced to 10%.

In accordance with paragraph 3, article 10 of Greek Law 3842/2010 regarding tax issues, the receivable amount of withholding taxes which is reflected in the Bank's corporate income tax returns for the year 2009 is not refunded provided that it relates to taxes withheld on bond interest income. In this respect the Bank recognized in 2010 the amount of EUR 53.0 million in the income statement and reserved its legal rights on this issue.

In accordance with Greek Law 3845/2010 “Measures for the implementation of the support mechanism of the Greek economy through the Eurozone Member-States and the International Monetary Fund”, a non-recurring tax was imposed on legal entities for social responsibility purposes and is calculated on the total net income for the year 2009, provided that it exceeded EUR 100 thousand. In 2010, the Group recognised a tax expense of EUR 26.1 million.

Non-offsettable income taxes relate to the excess amount of withholding taxes over the capacity to absorb tax credits in the current year.

The reconciliation of the movement of the Group's unrecognized tax benefits is presented in the following table. If recognized, these benefits would affect the Group's effective tax rate.

Reconciliation of the Change in Unrecognized Tax Benefits
	2010	2011	2012

	(EUR in thousands)
Balance, at beginning of year	18,873	10,763	10,891
Reductions related to positions taken during prior years	(32)	-	(1,239)
Additions related to positions taken during the current year	3,500	344	135
Settlements	(11,606)	(185)	-
Effect of foreign exchange differences	28	(31)	-
Balance, at end of year	10,763	10,891	9,787

During 2010, 2011 and 2012, the Group recognized within income tax the amount of EUR 50 thousand, EUR 11 thousand and EUR 23 thousand, respectively, relating to interest. As of December 2010, 2011 and 2012, the Group's cumulative interest related to income taxes was EUR 57 thousand, EUR 68 thousand and EUR 91 thousand respectively.

The Group companies file income tax returns in the jurisdictions in which they conduct business. We do not expect the total amounts of unrecognized tax benefits to significantly change within 12 months of the reporting date.

The tax authorities have not yet audited all subsidiaries for certain financial years and accordingly their tax obligations for those years may not be considered final. Additional taxes and penalties may be imposed as a result of such tax audits; although the amounts of these cannot be determined at present, they are not expected to have a material effect on the consolidated financial position of the Group. The Bank has been audited by the tax authorities up to and including the year 2008.  The financial years 2009 and 2010 are currently being audited by the tax authorities whereas the financial year 2011 was audited by the independent certified public accountant of the Bank, Deloitte Hadjipavlou Sofianos & Cambanis S.A., in accordance with article 82 of Law 2238/1994 and the tax audit certificate was issued on July 27, 2012. Based on Ministerial Decision 1159/22.7.2011, the 2011 financial year will be considered final for tax audit purposes 18 months after the issue of the tax audit certificate during which period, the tax authorities are entitled to re-examine the tax books of the Bank.

During 2011, the tax settlement of open tax years of certain branches and subsidiaries amounted to EUR 185 thousand.

The open tax years of the major companies of the Group at December 31, 2012, are as follows:

Company	Open tax years
National Bank of Greece S.A.	2009-2012
NBG London Branch (United Kingdom)	2011-2012
Finansbank A.S. (Turkey)	2007-2008 & 2010-2012
United Bulgarian Bank A.D.-Sofia (Bulgaria)	2010-2012
Vojvodjanska Banka A.D. Novi Sad (Serbia)	2005-2012
Banca Romaneasca S.A. (Romania)	2007-2012
NBG Securities S.A. (Greece)	2009-2012
NBG Asset Management Mutual Funds S.A. (Greece)	2009-2012
Ethniki Leasing S.A. (Greece)	2010-2012
Ethniki Hellenic General Insurance S.A. (Greece)	2010-2012

RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2012
Related Party Transaction Due From To Related Party [Abstract]
RELATED PARTY TRANSACTIONS

NOTE 31: RELATED PARTY TRANSACTIONS

The nature of the significant transactions entered into by the Group with related parties during the year ended December 31, 2012 and 2011 and the significant balances outstanding at December 31, 2012 and 2011 are presented below.

a. Transactions with members of the Board of Directors and management

The Group has entered into transactions with the members of the Board of Directors, the General Managers and the members of the Executive Committees of the Bank, the key management of other Group companies, as well as with the close members of family and entities controlled or jointly controlled by those persons.

All loans granted to related parties (i) were made in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and (iii) did not involve more than the normal risk of collectability or present other unfavorable features, except for the following transactions:

The Bank grants loans to its employees on preferential terms compared to customers that are not employees. This policy, which is common practice for banks in Greece, applies only to employees and not to close members of family and entities controlled by them. The preferential terms mainly refer to a lower fixed interest rate of approximately 2.8% for mortgage loans, while collateral is required as in the ordinary course of business. As such, as of December 31, 2012, certain General Managers and members of the Executive Committees of the Bank have taken loans of total amount EUR 5.6 million (December 31, 2011: EUR 10.4 million) with reduced interest rates. The aggregate amount of loans and deposits to such related parties totaled EUR 20.3 million and EUR 7.3 million respectively as at December 31, 2012 (December 31, 2011: EUR 26.2 million and EUR 10.9 million respectively).

b. Transactions with subsidiaries, associates and joint ventures

The Group has also entered into transactions with its affiliates, which are accounted for by the equity method (see Note 12). As at December 31, 2012, the aggregate amount of receivables from affiliates totaled EUR 8.0 million, the amount of payables to affiliates totaled EUR 561.3 million and the amount of letters of guarantee to affiliates totaled EUR 17.8 million (December 31, 2011: EUR 7.8 million, EUR 776.2 million and EUR 14.9 million respectively). For the year 2012, the aggregate amount of income from affiliates totaled EUR 20.0 million and the amount of expense to affiliates totaled EUR 41.5 million (2011: EUR 4.6 million and EUR 28.7 million respectively).

c. Transactions with other related parties

The total receivables of the Group from the employee benefits related funds as at December 31, 2012, amounted to EUR 501.3 million (December 31, 2011: EUR 413.7 million). The total payables of the Group to the employee benefits related funds as at December 31, 2012, amounted to EUR 111.5 million (December 31, 2011: EUR 116.0 million).

d. Transactions with HFSF

Following the contribution to the Bank by the HFSF of EUR 9,756.0 million EFSF bonds, during 2012, as an advance for the participation in the Bank's future share capital increase, under the terms of a pre-subscription agreement and in the context of Law 3864/2008 regarding the recapitalization of the Greek banks, the Bank considers the HFSF to be a related party as defined in ASC 850 “Related Party Disclosures”.

Other than the EUR 9,756.0 million EFSF bonds contributed by HFSF to the Bank, the Bank, during 2012, made a one-off payment to the HFSF of EUR 115.6 million, in accordance with an amendment of Law 3864/2008 effected in December 2012.

PAID-IN CAPITAL	12 Months Ended
Dec. 31, 2012
Paid In Capital [Abstract]
PAID-IN CAPITAL

NOTE 32: PAID-IN CAPITAL

Redeemable preference shares to the Hellenic Republic

On January 22, 2009, at an Extraordinary General Meeting, the Bank's shareholders approved the issue of 70.0 million redeemable preference shares at a par value of EUR 5.00 each with the cancellation of the preemptive rights of the existing shareholders in favor of the Greek State in accordance with Greek Law 3723/2008 for the Bank's participation in the part (1) of the Hellenic Republic Bank Support Plan. On May 21, 2009, the Bank's Board of Directors certified that the Greek State fully covered the said issue of preference shares. This increase was covered through the transfer to the Bank of an equal market value Greek government bond with a coupon rate of 6-month Euribor plus 130 basis points. On May 25, 2009, the minutes of the Board of Directors' meeting covering the above mentioned certification were filed with the Ministry of Development (resolution K2-5300/Registrar of Companies). Following the above the Bank's share capital increased by EUR 350.0 million.

The redeemable preference shares issued by the Bank to the Hellenic Republic are not transferable and embody the following privileges:

(a)       the right to receive payment of a fixed return, calculated on a 10% basis over the issue price of each preference share which is payable within one month as of the Bank's Annual Shareholders Meeting (i) in priority over the ordinary shares, (ii) in priority over the dividend amounts distributed pursuant to Article 1 par. 3 of Greek Law 3723/2008 and (iii) irrespective of distribution of dividend to other classes of shareholders and provided that, following payment of the said fixed return, the Bank's and Group's capital adequacy ratios, meet the respective capital adequacy requirements set by the Bank of Greece.

The fixed return on the said preference shares is to be calculated accrued on an annual basis pro rata to the time period during which the Greek State remains a Preferred Shareholder and paid within one month as of the Bank's Annual Shareholders Meeting approval of the annual financial statements for the respective year, subject to availability of distributable funds, in accordance with Article 44a of the Greek Company Law 2190/1920, specifically profits from the last and/or previous financial years and/or reserves, and subject to prior authorization of the distribution of such available funds by a Bank's Annual Shareholders Meeting resolution. In case of inadequacy of distributable funds, the Preferred Shareholder is entitled to receive payment of fixed return on the preference shares in priority over the Common Shareholders, up to exhaustion of such distributable funds; and

(b)       upon liquidation, the right in liquidation proceeds in priority over all other shareholders.

(c)       the Hellenic Republic can appoint a member on the Bank's Board of Directors as its representative. The representative has a right to exercise a veto over any decision of a strategic nature, or on decisions which materially affect the Bank's legal or financial status and require approval by the Bank's Shareholders Meeting, or on decisions related to dividend distributions and bonus policies for the Bank's management, by resolution of the Minister of Economy and Finance, or that may be deemed by the Hellenic Republic representative that such decisions affect the depositors' interests or materially affect the Bank's credit standing and normal course of business. Furthermore, the Hellenic Republic representative has the right of free access to the Bank's books and records, restructuring and viability reports, medium-term financing plans, and data regarding the level of credit provided to the real economy, for the purposes of Greek Law 3723/2008.

The Ministry of Economy and Finance, through its letter to the Bank of Greece (Protocol Number 39389/B2038/7.8.2009) clarified that the funds provided by the Greek State to the financial institutions through the issuance of preference shares, are for the support of the capital adequacy of the Greek banking sector and not for medium term funding. In this respect the Government enacted Greek Law 3844/2010 under which, the preference shares are not mandatorily redeemable. However, if not redeemed after five years following their issuance and if the participating bank's General Meeting of Shareholders has not approved their redemption, the Greek Minister of Finance will impose, pursuant to a recommendation by the Bank of Greece, a gradual cumulative increase of 2% per year on the 10% fixed return provided for during the first five years from the issuance of the shares to the Hellenic Republic.

In accordance with Ministerial Decision 2/98029/0023A/17-01-2012, the redemption of the preference shares issued to the Greek State, will, from December 31, 2011 onwards, be effected at the original par value of the preference shares through the exchange of Greek government bonds or treasury bills. At any redemption date the Greek government bonds or treasury bills to be exchanged should have the following characteristics:

  their nominal value should be of equal to the nominal value of the bonds issued as consideration for the preference shares issued by the Bank their maturity date should be the same or up to one month beyond the corresponding maturity date of the bonds issued as consideration for the preference shares issued by the Bank their market value as at the date of redemption should match their nominal value. If this is not applicable the difference will be settled between the parties in cash.

On November 26, 2010, at the Bank's Shareholders Extraordinary General Meeting, the shareholders approved the repurchase by the Bank of the Greek Law 3723/2008 preference shares of a nominal value of EUR 350.0 million through payment in cash, subject to obtaining Bank of Greece and other statutory approvals.

On December 22, 2011, the Extraordinary General Meeting of the Bank's Shareholders approved a) the share capital increase by EUR 1.000.0 million through the issue of additional 200.0 million Redeemable Preference Shares at a nominal value of EUR 5.00 each with the cancellation of the preemptive rights of the existing shareholders in favor of the Greek State, in accordance with Greek Law 3723/2008 and b) the revocation of the decision of the Extraordinary General Meeting of the Bank's Shareholders held on November 26, 2010 regarding the repurchase by the Bank of the 70.0 million Redeemable Preference Shares in favor of the Greek State, in accordance with Greek Law 3723/2008.

On December 30, 2011, following the above decision, the Bank issued the 200.0 million Redeemable Preference Shares at a nominal value of EUR 5.00 each.

Other capital increases

On February 18, 2010, the second Repeat General Meeting of the Bank's Shareholders approved the assignment to the Board of Directors of the right to issue bonds convertible to shares, as per the provisions of Articles 3a and 13 of the Greek Company Law 2190/1920 and Article 5 of the Bank's Articles of Association, for a period of five years, up to an amount corresponding to 50% of the paid-up share capital of the Bank as at the time of the assignment of the said right, that is EUR 1,696.3 million. The Meeting authorized the Board of Directors to decide the particular terms and details of such issuance, as well as the procedure by which the bonds will be converted to shares.

The Annual General Meeting of the Bank's Shareholders held on May 15, 2008, authorized the Board of Directors to increase the Bank's share capital through the issue of ordinary shares with a preemptive right in favor of existing shareholders within a period of three years as of the date of the said Annual General Meeting and up to the amount that corresponds to 50% of the Bank's paid up share capital.

On September 10, 2010, following the above authorizations, the Board of Directors, approved the increase of the Bank's ordinary share capital through a rights issue by offering:

•       121,408,315 new ordinary shares of nominal value of EUR 5.0 each and subscription price of EUR 5.2 each. The shares were offered to existing ordinary shareholders at a ratio of 1 new share for every 5 shares held. The total capital raised amounted to EUR 631,323 thousand of which EUR 607,041 thousand was credited to common stock and the remaining EUR 24,282 thousand to additional paid-in capital. The new shares were listed on the ATHEX on October 19, 2010; and

•       227,640,590 convertible bonds to 227,640,590 new ordinary shares of nominal value of EUR 5.0 each and subscription price of EUR 5.2 each. The bonds were offered to existing ordinary shareholders at a ratio of 3 convertible bonds for every 8 shares held. The convertible bonds carried no interest and were convertible to ordinary shares after 7 days from their issuance. The total capital raised amounted to EUR 1,183,731 thousand of which EUR 1,138,203 thousand was credited to common stock and the remaining EUR 45,528 thousand to additional paid-in capital. The new shares were listed on the ATHEX on October 25, 2010.

REDEEMABLE NON-CONTROLLING INTEREST	12 Months Ended
Dec. 31, 2012
Redeemable Non Controlling Interests [Abstract]
REDEEMABLE NON-CONTROLLING INTEREST

NOTE 33: REDEEMABLE NON-CONTROLLING INTEREST

The redeemable NCI outstanding as at December 31, 2012 of EUR 256.7 million relates to the fair value of the arrangement with the IFC regarding 5% of Finansbank ordinary shares (December 31, 2011, EUR 257.4 million). In April 2007, the Bank disposed of 5% of Finansbank ordinary shares to IFC for USD 259.2 million. The price per share received from the IFC was determined to be the price per share paid by the Bank to the Finansbank shareholders during the Mandatory Tender Offer. This stake is subject to put and call arrangements, as provided for in the shareholders' agreement between the Bank and IFC, exercisable after 5 and 7 years, respectively. The put option price is the higher of (i) the fair market value of the shares as determined by independent valuation specialists and (ii) the price received compounded semi annually with 6-month Libor plus 25 basis points. These put and call agreements are neither legally detachable nor separately exercisable from the respective shares held by IFC.

A similar put and call arrangement with the EBRD with respect to 10.2% of Banca Romaneasca's share capital was settled in March 2012. Also, similar put and call agreements that existed with the EBRD and the IFC with respect to 10.8% each of Stopanska Banka's share capital were settled in August 2010 following the exercise by EBRD and IFC of their put options.

Based on the terms of the above agreements, the ordinary shares subject to the put options described above are accounted for as a redeemable non-controlling interest as described in note 3, in accordance with ASU 2009-04 (EITF Topic D-98). The redeemable NCI are currently or probably redeemable as of each balance sheet date presented. The amount presented as “Non-controlling interest—Temporary equity” relates to the redemption amount as estimated at each reporting date. Any changes in the redemption amount are recognized in “Accumulated Surplus”.

EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2012
Earnings per share [Abstract]
EARNINGS PER SHARE
NOTE 34: EARNINGS PER SHARE
Basic earnings per share is computed by dividing net income for the year attributable to ordinary shareholders after deducting dividends declared to preferred shareholders, by the weighted average number of ordinary shares outstanding during the year (amounts are presented in EUR thousands, except share and per share data).

	2010	2011	2012

Net loss attributable to NBG shareholders	(354,772)	(14,539,668)	(2,537,491)
Dividends to preference shares	(71,558)	-	-
Net loss attributable to ordinary shareholders	(426,330)	(14,539,668)	(2,537,491)
Weighted average ordinary shares outstanding for basic earnings per share	762,275,390	955,341,356	955,909,298
Weighted average ordinary shares outstanding for dilutive earnings per share	762,275,390	955,341,356	955,909,298
Basic earnings / (losses) per share	(0.56)	(15.22)	(2.65)
Diluted earnings / (losses) per share	(0.56)	(15.22)	(2.65)

The per-share computations above reflect the additional ordinary shares relating to the stock dividend and the effect of the bonus element (i.e. issue of common stock at discount to market price) in the share capital increase that took place in 2010, as described in Note 32. The adjustment, which corresponds to the factor of 1.1769 is applied retrospectively to all periods presented.
Ordinary shares from stock options were not included in the computation of the dilutive EPS for 2010 and 2011 because their impact was anti dilutive based on current market prices. In 2011 all stock options lapsed.

REGULATORY MATTERS	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Regulatory Capital Requirements [Abstract]
REGULATORY MATTERS

NOTE 35: REGULATORY MATTERS

Quantitative measures established by regulation to ensure capital adequacy require the Bank to maintain minimum amounts and ratios determined on a risk-weighted basis, capital (as defined) to assets, certain off-balance sheet items, and the notional credit equivalent arising from the total capital requirements against market risk, of at least 8%. At least half of the required capital must consist of ''Tier I'' capital (as defined), and the rest of ''Tier II'' capital (as defined). The framework applicable to Greek banks conforms to EU requirements, in particular the Own Funds, the Solvency Ratio and the Capital Adequacy Directives. However, under the relevant European legislation, supervisory authorities of the member-states have some discretion in determining whether to include particular instruments as capital guidelines and to assign different weights, within a prescribed range, to various categories of assets.

In accordance with the Bank of Greece directives (Governor's Act 2630/29.10.2010) the Group's capital base includes all types of regulatory eligible Own Funds, among others, the share capital, the share premium account, the reserves and retained earnings, preferred securities and subordinated debt issues.

Within the context of the recapitalization plan, on May 28, 2012, the HFSF delivered EFSF bonds with nominal amount of EUR 7,430.0 million, as an advance for its participation in the Bank's future share capital increase. On November 9, 2012, Act No.38/9.11.2012 of the Council of Ministers (G.G. A' 223/2012), provided for the terms and conditions to be followed by the eligible banks for recapitalization. On December 20, 2012, the Bank of Greece through its letter to the Bank, copied Decision 52/23/26.10.2012 of the Credit and Insurance Committee in which it is mentioned that the capital required by the Bank, amounted to EUR 9,756.0 million. Taking into consideration the EUR 7,430.0 million of EFSF bonds already received as noted above, the remaining capital requirement amounted to EUR 2,326.0 million. On December 21, 2012, the HFSF delivered EFSF bonds, with nominal value of EUR 2,326.0 million, as an additional advance for the participation in the Bank's future share capital increase. The terms of these EFSF bonds are presented in the table below:

					Notional
ISIN	ISSUER	Currency	Coupon	Frequency	(EUR thousands)	Maturity
EU000A1G0AL3	EFSF	EUR	Euribor + 46 bps	Semi-Annually	1,486,000	19/4/2018
EU000A1G0AM1	EFSF	EUR	Euribor + 57 bps	Semi-Annually	1,486,000	19/4/2019
EU000A1G0AN9	EFSF	EUR	Euribor + 64 bps	Semi-Annually	1,486,000	19/4/2020
EU000A1G0AP4	EFSF	EUR	Euribor + 71 bps	Semi-Annually	1,486,000	19/4/2021
EU000A1G0AQ2	EFSF	EUR	Euribor + 77 bps	Semi-Annually	1,486,000	19/4/2022
EU000A1G0A57	EFSF	EUR	Euribor + 34 bps	Semi-Annually	726,875	19/12/2022
EU000A1G0A65	EFSF	EUR	Euribor + 35 bps	Semi-Annually	726,875	19/12/2023
EU000A1G0A73	EFSF	EUR	Euribor + 36 bps	Semi-Annually	872,250	19/12/2024
Total					9,756,000

As of December 31, 2012, the Bank concluded that it should not recognize the EFSF bonds as an asset because there was no consideration exchanged between the Bank and the HFSF and the Bank did not obtain the primary benefit of the EFSF bonds. This conclusion was based on the fact that there are significant restrictions on what the Bank can do with the EFSF bonds and the Bank is not exposed to the risks and rewards of ownership. According to the agreements: the Bank does not receive the contractual interest from the EFSF bonds; the EFSF bonds cannot be sold; the Bank can only pledge these EFSF bonds with third parties in a sale and repurchase transactions; and after the Bank issues its own shares to the HFSF in exchange for the EFSF bonds in the future, as part of the recapitalization framework, the EFSF bonds corresponding to the excess between the fair value of the bonds and the total amount of the recapitalization covered by the HFSF (share capital plus CoCos) must be returned to the HFSF. We have therefore not recognized these EFSF bonds as an asset but have accounted for them as off-balance sheet items. When we use the EFSF bonds as collateral to raise funds with the ECB or the Bank of Greece or any other counterparty, we recognize a liability for our obligation to repay the third party.The HFSF's commitment to take part in the share capital increase has been accounted for as a derivative liability under ASC 815-40-15-7C and related guidance because both the number of shares to be issued and the consideration to be received are variable, depending on how much capital the Bank is able to raise from investors and the regulatory capital needs at the time of settlement of the agreement. See Note 3 for a description of the terms of the advance and the HFSF future contribution. These bonds are taken into account for regulatory capital purposes and are included in Core Tier 1 Capital.

From January 1, 2012, the Bank of Greece had allowed the Bank to operate at a Core Tier I ratio lower than that required. In March 2013, the Executive Committee of Bank of Greece issued Decision 13/28.03.2013, which resets Core Tier I Capital Ratio for Greek Financial Institutions at 9% and redefines the assets that are eligible for Core Tier I Capital, amending GA/BoG 2630/29.10.2010.

Furthermore, the HFSF is committed to subscribe for any amount of unsubscribed share capital and / or the convertible bonds up to EUR 9.756,0 million and this commitment is valid up to April 30, 2013. Management, based on the fact that the Bank has received from the HFSF, EFSF bonds of EUR 9,756.0 million as an advance for the participation in the Bank's future share capital increase, expects that the commitment of the HFSF will be extended further to April 30, 2013, should the Bank not have finalized its share capital increase by that time. NBG's second Repeat General Shareholders Meeting on April 29, 2013 approved the share capital increase of the Bank in the context of the recapitalization process. The recapitalization of NBG is expected to be completed in June 2013.

There will be no future exchange of these securities (EFSF bonds) as part of our future capital increase assuming that we will be required for regulatory reasons to issue capital to the HFSF equal to the fair value of the EFSF bonds. This represents the final form of the share capital increase committed by the HFSF and there are no planned changes to this form, type or level unless the Bank is able to issue shares to investors which would reduce its capital needs below the fair value of the EFSF bonds in which case the Bank would return the excess of the fair value of the EFSF bonds over the total amount of the recapitalization covered by the HFSF. Upon the completion of the share capital increase, the portion of these EFSF bonds (if not all) that will be used as payment for HFSF's participation in the recapitalization of NBG will be recognized on the balance sheet at fair value. As of the date of this annual report on Form 20F there is no remaining commitment from the HFSF to provide us with further capital.

At December 31, 2012, the Group's total capital adequacy ratio was calculated including the EUR 9,756.0 million contributed by the HFSF and amounted to 9.0%. Based on information regarding the Group's capital adequacy as of December 31, 2012, taking into consideration the total amount of the imminent share capital increase in the context of the recapitalization, the 9.0% Core Tier I threshold applicable from March 31, 2013, as defined in Decision 13/28.03.2013 issued by Executive Committee of Bank of Greece, is not satisfied and the Group has already initiated certain actions aiming at improving the Group's capital adequacy, such as the disposal of its subsidiary Astir Palace Vouliagmeni S.A. (see Note 42) that we expect will have a positive impact on our capital and/or our risk weighted assets, and intends to carry out additional actions if necessary to comply with the capital requirements.

The actual capital amounts and ratios (based on IFRS figures) for the Group are presented in the table below:
			For Capital
			Adequacy Purposes
	Actual		Minimum Required
	Amount	Ratio	Amount	Ratio
	(EUR in millions)		(EUR in millions)
As of December 31, 2012:
Total Capital	5,819	9.0%	5,162	8.0%
(to Risk-Weighted Assets)
Tier I Capital	5,464	8.5%	3,226	5.0%
(to Risk-Weighted Assets)
As of December 31, 2011:
Total Capital	(1,664)	(2.6)%	5,140	8.0%
(to Risk-Weighted Assets)
Tier I Capital	(2,367)	(3.7)%	3,212	5.0%
(to Risk-Weighted Assets)
As of December 31, 2010:
Total Capital	9,311	13.7%	5,456	8.0%
(to Risk-Weighted Assets)
Tier I Capital	8,959	13.1%	3,410	5.0%
(to Risk-Weighted Assets)

FAIR VALUE OF FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2012
Fair Value Disclosures [Abstract]
FAIR VALUE OF FINANCIAL INSTRUMENTS

NOTE 36: FAIR VALUE OF FINANCIAL INSTRUMENTS

The following information should not be interpreted as an estimate of the fair value of the entire Group. Fair value information is only provided for a limited portion of the Group's assets. Due to a wide range of valuation techniques and the degree of subjectivity used in making the estimates, comparisons between the Group's disclosures and those of other companies may not be meaningful.

(a)       Financial instruments not measured at fair value

The following methods and assumptions were used to estimate the fair value of the Group's financial assets and liabilities, which are not recorded on the Group's balance sheet at fair value at December 31, 2011 and 2012:

Cash, deposits, repos, and other assets: The carrying amount of cash and due from banks, deposits with central bank, securities purchased under agreements to resell, securities sold under agreements to repurchase, interest bearing deposits with banks, and receivables from the Greek State and trade and other receivables included in other assets approximates their fair value.

Loans: Except for the loans designated at fair value (see (b) below), loans are not recorded at fair value on a recurring basis and their fair value is estimated for disclosure purposes only. The fair value of loans is estimated using discounted cash flow models. The discount rates are based on current market interest rates for loans with similar terms to borrowers of similar credit quality.

Held to maturity securities: The fair value of held to maturity investment securities is estimated using market prices, or if such are not available, using discounted cash flow models. The discount rates are based on current market interest rates offered for instruments with similar terms to the same borrowers or borrowers of similar credit quality.

Deposits: The fair value for demand deposits and deposits with no specified maturity is determined to be the amount payable on demand at the reporting date. The fair value for fixed-maturity deposits is estimated using discounted cash flow models based on rates currently offered for the relevant product types with similar remaining maturities.

Other borrowed funds and Long-term debt: Fair value is estimated using market prices, or if such are not available, either based on the prices with which we completed tender offers with respect to these instruments, or using a discounted cash flow analysis, based on current market rates of similar maturity debt securities.

The table below presents the carrying amount and fair value of those financial assets and liabilities not recorded on the Group's balance sheet at fair value and whose fair value is materially different from the carrying amount.

	Year ended December 31, 2011		Year ended December 31, 2012

	Carrying	Fair	Carrying	Fair Value
	Amount	Value	Amount	Total	Level 1	Level 2	Level 3
	(EUR in thousands)		(EUR in thousands)
Financial Assets:
Interest bearing deposits with banks	3,767,624	3,771,226	2,976,543	2,978,346	145,477	2,832,869	-
Held to maturity securities	1,002,202	963,301	355,944	404,974	-	379,994	24,980
Loans at amortized cost, net of allowance	69,174,975	69,050,417	66,835,315	67,895,875	-	-	67,895,875
Financial Liabilities:
Deposits at amortized cost	89,795,575	89,807,018	88,204,157	88,245,815	7,717,459	80,528,356	-
Other borrowed funds	925,971	920,699	2,026,659	2,024,674	-	2,024,674	-
Long-term debt at amortized cost	1,878,074	1,838,635	1,516,424	1,476,024	-	1,390,267	85,757

(b)       Financial instruments measured at fair value on a recurring basis

The table below presents the fair value of those financial assets and liabilities that are measured at fair value on a recurring basis, analyzed by fair value measurement level as described in note 3.

	Fair value measurement using
	Level 1	Level 2	Level 3	Total assets/
				liabilities
				at fair
At December 31, 2011				value
	(EUR in thousands)
Assets
Trading assets	198,857	2,472,853	292,378	2,964,088
Greek government bonds	-	-	259,233	259,233
Debt securities issued by other governments and public sector entities	176,932	42,875	-	219,807
Greek treasury bills	-	2,268,222	-	2,268,222
Foreign treasury bills	-	24,057	-	24,057
Debt securities issued by Greek financial institutions	-	44,025	370	44,395
Debt securities issued by foreign financial institutions	-	77,251	32,775	110,026
Corporate debt securities issued by Greek companies	-	10,876	-	10,876
Corporate debt securities issued by foreign companies	-	5,547	-	5,547
Equity securities issued by Greek companies	7,767	-	-	7,767
Equity securities issued by foreign companies	8,750	-	-	8,750
Mutual fund units	5,408	-	-	5,408
Derivative assets	9,349	3,523,423	73,193	3,605,965
Available-for-sale securities	3,272,302	1,425,813	3,873,609	8,571,724
Greek government bonds	-	-	3,697,378	3,697,378
Debt securities issued by other governments and public sector entities	2,706,134	347,617	-	3,053,751
Foreign treasury bills	25,574	154,876	-	180,450
Corporate debt securities issued by companies incorporated in Greece	-	365,645	94,881	460,526
Corporate debt securities issued by companies incorporated outside Greece	16,469	557,063	81,350	654,882
Equity securities issued by companies incorporated in Greece	57,620	-	-	57,620
Equity securities issued by companies incorporated outside Greece	44,343	612	-	44,955
Mutual Fund units	422,162	-	-	422,162
Loans at fair value(1)	-	277,247	-	277,247
Other assets	264,542	21,829	9,341	295,712
Total Assets	3,745,050	7,721,165	4,248,521	15,714,736
Liabilities
Deposits at fair value(2)	-	1,779,727	-	1,779,727
Derivative liabilities	8,371	4,301,180	10,937	4,320,488
Accounts payable, accrued expenses and other liabilities (Securities short position)	5,009	-	-	5,009
Long-term debt at fair value(1)	-	1,059,297	-	1,059,297
Total liabilities	13,380	7,140,204	10,937	7,164,521

(1)	Amounts represent items for which the Group has elected the Fair Value Option under ASC 825 “Financial Instruments” (see Note 13 and Note 24).
(2)	Amounts represent items, which contain an embedded derivative and the Group has elected to account for at fair value through the profit and loss under the provisions of ASC 815 “Derivatives and Hedging” instead of separating the embedded derivative, and items that the Group has elected the Fair Value Option under ASC 825 “Financial Instruments (see Note 19).

	Fair value measurement using
	Level 1	Level 2	Level 3	Total asset/
				liability at
At December 31, 2012				fair value
	(EUR in thousands)
Assets
Trading assets	1,994,026	3,441,358	33,140	5,468,524
Greek government bonds	-	62	-	62
Debt securities issued by other governments and public sector entities	222,920	32,645	358	255,923
Greek treasury bills	-	3,221,845	-	3,221,845
Foreign treasury bills	1,603,443	59,413	-	1,662,856
Debt securities issued by Greek financial institutions	-	41,202	336	41,538
Debt securities issued by foreign financial institutions	113,876	63,510	32,446	209,832
Corporate debt securities issued by Greek companies	-	17,559	-	17,559
Corporate debt securities issued by foreign companies	3,997	5,122	-	9,119
Equity securities issued by Greek companies	30,249	-	-	30,249
Equity securities issued by foreign companies	7,557	-	-	7,557
Mutual fund units	11,984	-	-	11,984
Derivative assets	4,625	3,659,167	29,232	3,693,024
Available-for-sale securities	3,677,358	2,947,701	466,364	7,091,423
Greek government bonds	-	1,474,473	206,866	1,681,339
Debt securities issued by other governments and public sector entities	3,032,357	456,468	-	3,488,825
Foreign treasury bills	7,559	309,402	-	316,961
Corporate debt securities issued by companies incorporated in Greece	22,680	389,126	74,605	486,411
Corporate debt securities issued by companies incorporated outside Greece	4,098	318,232	184,893	507,223
Equity securities issued by companies incorporated in Greece	88,215	-	-	88,215
Equity securities issued by companies incorporated outside Greece	27,586	-	-	27,586
Mutual Fund units	494,863	-	-	494,863
Loans at fair value(1)	-	180,611	-	180,611
Other assets	282,535	12,640	11,135	306,310
Total Assets	5,958,544	10,241,477	539,871	16,739,892
Liabilities
Deposits at fair value(2)	-	2,954,945	-	2,954,945
Derivative liabilities	5,129	4,742,468	36,800	4,784,397
Accounts payable, accrued expenses and other liabilities (Securities short position)	3,727	-	-	3,727
Long-term debt at fair value(1)	-	-	600,066	600,066
Total Liabilities	8,856	7,697,413	636,866	8,343,135
(1)	Amounts represent items for which the Group has elected the Fair Value Option under ASC 825 “Financial Instruments” (see Note 13 and Note 24).
(2)	Amounts represent items, which contain an embedded derivative and the Group has elected to account for at fair value through the profit and loss under the provisions of ASC 815 “Derivatives and Hedging” instead of separating the embedded derivative, and items that the Group has elected the Fair Value Option under ASC 825 “Financial Instruments (see Note 19).

(c)       Transfers from Level 1 to Level 2

In 2011 and 2012, there were no transfers from Level 1 to Level 2.

(d)       Valuation Process and Control Framework

The Group has various processes in place to ensure that the fair values of its assets and liabilities are reasonably estimated and has established a control framework which is designed to ensure that fair values are validated by functions independent of the risk-taker. To that end, the Group utilizes various sources for determining the fair values of its financial instruments and uses its own independent functions to validate these results where possible.

Fair values of debt securities are determined either by reference to prices for traded instruments in active markets, to external quotations or widely accepted financial models, which are based on market observable or unobservable information where the former is not available, as well as relevant market-based parameters such as interest rates, option volatilities, currency rates etc. and may also include a liquidity risk adjustment where the Group considers appropriate.

The Group may, sometimes, also utilize third-party pricing information and perform validating procedures on this information or base its fair value on the latest transaction prices available, given the absence of an active market or similar transactions. All such instruments, including financial instruments which are subject to liquidity adjustments are categorized within the lowest level of fair value hierarchy (i.e Level 3).

Generally, fair values of debt securities, including significant inputs on the valuation models are independently checked and validated by the Middle Office and Risk Management function on a systematic basis.

Fair values of derivatives are determined by management using valuation models which include discounted cash-flow models, option pricing models or other appropriate models. Adequate control procedures are in place for the validation of these models, including the valuation inputs, on a systematic basis. Risk Management function and Middle Office department provide the control valuation framework necessary to ensure that the fair values are reasonably determined, reflecting current market circumstances and economic conditions. Furthermore, over-the-counter derivatives are also compared on a daily basis with counterparties' valuations, under the daily collateral management process.

Market Valuation Adjustments

Counterparty credit risk-adjustments are applied to all over-the-counter derivatives. Own credit-risk adjustments are applied to reflect the Group's own credit risk when valuing derivatives. Bilateral credit-risk adjustments consider the expected cash flows between the Group and its counterparties under the relevant terms of the derivative instruments and the effect of the credit-risk profile of the counterparties on the valuation of these cashflows. Where appropriate, we take into consideration the credit-risk mitigating arrangements including collateral agreements and master netting arrangements into estimating own and counterparty credit risk valuation adjustments.

The liquidity risk adjustment reflects, among other things, the illiquid nature of certain financial instruments and the cost that would be incurred to close out certain financial positions of the Group either by unwinding or disposing the actual market risk that the Group has undertaken.

Valuation techniques

The fair value of trading assets and AFS debt securities are generally based on quoted market prices. For certain debt securities, market price quotes may not be readily available, or trading activity has slowed significantly or ceased. Some of these instruments are valued using a discounted cash flow model, which estimates the fair value of the securities using key inputs such as credit and interest rate risk. Principal and interest cash flows are discounted using an observable discount rate for similar instruments with adjustments that management believes a market participant would consider in determining fair value for the specific security.

The fair values of derivative assets and liabilities traded in the over-the-counter market are determined using quantitative models that utilize multiple market inputs including interest rates, prices and indices to generate continuous yield or pricing curves and volatility factors to value the position. The majority of market inputs is actively quoted and can be validated through external sources, including brokers, market transactions and third-party pricing services. Estimation risk is greater for derivative asset and liability positions that are option-based where observable market inputs are less readily available or are unobservable. In particular, derivative products valued using valuation techniques with significant unobservable inputs include certain correlation products, such as correlation between various interest indices or correlation between various currencies. They also include products where implied volatility represents a significant input.

(e)       Reconciliation of Level 3 financial instruments:

Level 3 financial instruments at December 31, 2012 include:

  Derivative products, which are valued using valuation techniques with significant unobservable inputs, including certain correlation products, such as correlation between various interest indices or correlation between various currencies. They also include products where implied volatility represents a significant input and derivatives for which the CVA is based on significant unobservable inputs and the amount of the CVA is significant relative to the total fair value of the derivative.
  Available-for-sale corporate bonds, for which the fair value was estimated based on the prices with which the issuers completed tender offers with respect to these or similar instruments, or for which there is no active market available and are subject to liquidity adjustments
  Greek Government bonds for which the fair value is based on valuation inputs which are not market observable
  Long-term debt designated as at fair value through profit or loss for which the fair value of was estimated based on the price with which the Group completed a tender offer.
  In other assets, Investments on behalf of policyholders who bear the investment risk (unit linked products) include Debt securities issued by foreign financial institutions, for which there is no active market available and the valuation is based on prices obtained from issuers.

The tables below present a reconciliation of all financial assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) during the years ended December 31, 2011 and December 31, 2012 including realized and unrealized gains/(losses) included in earnings and OCI.

		2011
		Balance at beginning of year	Gain/(losses) included in earnings	Gain/(losses) included in OCI	Purchases	Settlements	Transfer into/(out of) level 3	Balance at end of year

		(EUR in thousands)
Trading assets		36,862	(4,053)	-	-	-	259,569	292,378
Greek government bonds		-	-	-	-	-	259,233	259,233
Debt securities issued by Greek financial institutions		79	(45)	-	-	-	336	370
Debt securities issued by foreign financial institutions		36,783	(4,008)	-	-	-	-	32,775
Net Derivatives		26,138	4,242	-	2,994	(13,136)	42,018	62,256
Available-for-sale securities		191,564	(12,875)	(46,274)	-	-	3,741,194	3,873,609
Greek government bonds		72,980	(12,884)	(23,766)	-	-	3,661,048	3,697,378
Corporate debt securities issued by companies incorporated in Greece		14,346	-	389	-	-	80,146	94,881
Corporate debt securities issued by companies incorporated outside Greece		104,238	9	(22,897)	-	-	-	81,350
Other assets		-	-	-	9,341	-	-	9,341
Deposits at fair value		623	114	-	-	(737)	-	-

	2012
	Balance at beginning of year	Gain/(losses) included in earnings	Gain/(losses) included in OCI	Purchases	Sales	Settlements	Transfer into/(out of) level 3	Balance at end of year

Trading assets	292,378	(26,759)	-	9,460	(14,593)	(227,858)	512	33,140
Greek government bonds	259,233	(27,086)	-	1,339	(5,628)	(227,858)	-	-
Debt securities issued by other governments and public sector entities	-	-	-	-	-	-	358	358
Debt securities issued by Greek financial institutions	370	38	-	6,813	(6,885)	-	-	336
Debt securities issued by foreign financial institutions	32,775	289	-	1,308	(2,080)	-	154	32,446
Net Derivatives	62,256	(9,659)	-	(26,071)	-	-	(34,094)	(7,568)
Available-for-sale securities	3,873,609	(205,209)	73,238	55,896	(80,370)	(1,936,304)	(1,314,496)	466,364
Greek government bonds	3,697,378	(212,705)	70,730	55,896	(22,911)	(1,924,224)	(1,457,298)	206,866
Corporate debt securities issued by companies incorporated in Greece	94,881	6,927	537	-	(15,660)	(12,080)	-	74,605
Corporate debt securities issued by companies incorporated outside Greece	81,350	569	1,971	-	(41,799)	-	142,802	184,893
Other assets	9,341	677	-	-	-	-	1,117	11,135
Long-term debt	-	-	-	-	-	-	600,066	600,066

Gains and losses included in net income / loss are reported in Net trading loss, except for bonds' amortization of premium/discount which amounts to EUR 27 thousand for the year ended December 31, 2011 and to EUR 61,262 thousand for the year ended December 31, 2012 which is reported in Net interest income before provision for loan losses.

For the year ended December 31, 2012, changes in unrealized gains/(losses) of Level 3 financial instruments still held at the reporting date amounted to EUR (863) thousand, EUR 2,177 thousand and NIL for trading assets, derivatives and deposits respectively.

For the year ended December 31, 2011, changes in unrealized gains/(losses) of Level 3 financial instruments still held at the reporting date amounted to NIL, EUR 2,232 thousand and EUR 114 thousand for trading assets, derivatives and deposits respectively.

In 2012, corporate debt securities issued by companies incorporated outside Greece amounting to EUR 142.8 million were transferred into Level 3 because of the liquidity risk adjustment applied during the current year, to these instruments, due to current distressed economic conditions. During 2012, transfers out of Level 3 comprise mainly Greek government bonds, for which the inputs used to estimate their price became observable, following the completion of the PSI.

In net derivatives transfers into / (out) of the Level 3 hierarchy include derivatives whose bilateral CVA adjustment became significant / insignificant related to their corresponding fair value during current year.

Quantitative Information about Level 3 Fair Value Measurements

				Range of Inputs
Financial Instrument	Fair Value	Valuation Technique	Significant Unobservable Input	Low	High
	(EUR in thousands)
ASSETS
Debt Securities
Trading debt securities issued by foreign financial institutions	32,292	Price Based	Price	20.8	98.6
Other Trading debt securities	848	Price Based	Price	37.0	37.0
Available-for-sale Greek Government bonds	206,866	Discounted Cash Flows	Credit Spread over 30 years	821 bps	821 bps
Available-for-sale Corporate debt securities issued by companies incorporated in Greece	74,605	Price Based	Price	37.0	60.0
Available-for-sale Corporate debt securities issued by companies incorporated outside Greece	155,272	Discounted Cash Flows	Liquidity Factor Adjustment on Discounted Cash Flows Model	14.0%	25.0%
	29,621	Price Based	Price	93.8	99.0

Net Derivatives

Interest Rate Swaps	644	Discounted Cash Flows	FX Correlation	(0.25)	0.85
	14,470		Constant Maturity Swap correlation between different tenors (eg 2yr 10 yr)	0.68	0.93
	1,285		Constant Maturity Swap correlation between different tenors and currencies (quanto)	(0.10)	0.95
Credit Derivative	(26,158)	Internal Model	Expected Loss Rate	8.1%	8.1%
Other Derivatives	1,890	Market Standard Black Scholes Model	FX Pair Correlation	(0.10)	0.68
	(1,113)	Market Standard Black Scholes Model	Index volatility	0.05	0.30
	1,415	Discounted Cash Flows - Internal Model (for CVA/DVA)	Credit Spread	100 bps	1000 bps

Other assets	11,135	Price Based	Price	101.0	101.0

LIABILITIES
Long Term Debt	600,066	Price Based	Price	70.0	70.0

Sensitivity of Fair Value Measurements to Changes in Unobservable Inputs

For equity derivatives, equity-linked options, and structured interest rate derivatives a significant change in volatilities and correlation inputs (e.g. the degree of correlation between an equity security and an index, between two different interest rates, or between interest rates and foreign exchange rates) would result in a significant impact to the fair value of the individual instrument; however the magnitude and the direction of the impact depends on whether the Group is long or short the exposure among other factors.  Due to the limited exposure the Group has related to these instruments a reasonable change in the above unobservable inputs would not be significant to the Group.

For Credit Derivatives the calculated fair value includes estimated expected loss rates as significant unobservable input. A reasonable increase in this input would result in an insignificant fair value change for the Group.

Additionally, within the Other Derivatives category there are foreign exchange swaps and forward instruments for which the bilateral credit-risk adjustment is significant in comparison to their fair value. The counterparty credit-risk adjustment in these cases is mainly driven by the internal ratings of the counterparty. A reasonable increase in the credit spread of these entities would result in an insignificant change of the financial instruments fair value, for the Group.

The available-for-sale portfolio consists of a Greek Government debt security for which the credit spread up to its maturity is not market observable. A reasonable increase in the credit spread of the Hellenic Republic would result in a significantly lower market value for this financial instrument (see note 11).

SEGMENT INFORMATION	12 Months Ended
Dec. 31, 2012
Segment Reporting [Abstract]
SEGMENT INFORMATION

NOTE 37: SEGMENT INFORMATION

We measure the performance of each of our business segments primarily in terms of “profit before tax”. Profit before tax and the business segment information of the Group, set forth below, is derived from the internal management reporting system used by management to measure the performance of the business segments. Unlike financial accounting, there is no authoritative body of guidance for management accounting. The business segment information, set forth below, is based on the financial information prepared in accordance with IFRS. Accordingly, the format and information is presented primarily on the basis of IFRS and is not consistent with the consolidated financial statements prepared on the basis of US GAAP. A reconciliation is provided for the total amounts of segments' total profit/(loss) before tax with income/(loss) before income tax.

The Group manages its business through the following business segments:

Retail Banking

Retail banking includes all individual customers, professionals, small-medium and small sized companies (companies with annual turnover of up to EUR 2.5 million) in Greece. The Bank, through its extensive network of branches, offers to its retail customers various types of loan, deposit and investment products as well as a wide range of other traditional services and products.

Corporate & Investment Banking

Corporate & Investment banking includes lending to all large and medium-sized companies, shipping finance and investment banking activities. The Group offers its corporate customers a wide range of products and services, including financial and investment advisory services, deposit accounts, loans (denominated in both Euro and foreign currency), foreign exchange and trade service activities.

Global Markets & Asset Management

Global Markets and Asset Management includes all treasury activities, private banking, asset management (mutual funds and closed end funds), custody services, private equity and brokerage.

Insurance

The Group offers a wide range of insurance products through its subsidiary company, EH and other subsidiaries in SE Europe and Turkey.

International Banking Operations

The Group's international banking activities, other than its Turkish operations, include a wide range of traditional commercial banking services, such as commercial and retail credit, trade financing, foreign exchange and taking of deposits. In addition, the Group offers shipping finance, investment banking and brokerage services through certain of its foreign branches and subsidiaries.

Turkish Banking Operations

The Group's banking activities in Turkey through Finansbank and its subsidiaries, include a wide range of traditional commercial banking services, such as commercial and retail credit, trade financing, foreign exchange and taking of deposits.

Other

Includes proprietary real estate management, hotel and warehousing business as well as unallocated income and expense of the Group (interest expense of subordinate debt, loans to personnel etc.) and intersegment eliminations.

Breakdown by business segment

			Global	Insurance	International		Other	Group
		Corporate &	markets &
12-month period ended	Retail	Investment	Asset			Turkish
December 31, 2010	Banking	Banking	Management			Operations
	(EUR in thousands)

Net interest income	1,368,231	621,918	472,177	54,066	461,836	1,053,634	116,095	4,147,957
Net fee and commission income / (loss)	127,788	77,841	37,556	8,054	102,260	262,723	(6,297)	609,925
Other	(25,223)	(73,770)	(205,549)	101,146	28,456	47,939	8,595	(118,406)
Total operating income / (loss)	1,470,796	625,989	304,184	163,266	592,552	1,364,296	118,393	4,639,476
Direct costs	(683,711)	(53,058)	(77,823)	(159,653)	(300,583)	(659,239)	(160,099)	(2,094,166)
Allocated costs and provisions	(1,155,003)	(259,477)	(60,472)	(37,603)	(209,568)	(144,586)	(42,569)	(1,909,278)
Share of profit of associates	-	-	310	903	1,055	289	(959)	1,598
Profit / (loss) before tax	(367,918)	313,454	166,199	(33,087)	83,456	560,760	(85,234)	637,630

Segment assets as at December 31, 2010
Segment assets	30,079,448	18,957,278	29,793,880	3,052,124	10,506,104	20,619,183	7,129,220	120,137,237
Tax assets								607,368
Total assets								120,744,605

Other Segment items
Depreciation, amortization(1)	19,746	1,291	5,968	9,698	35,483	53,633	101,441	227,260
Credit provisions and other impairment charges	796,593	204,037	39,865	36,987	209,528	144,586	18,731	1,450,327
Non- current assets additions	8,730	13,254	4,093	5,137	52,360	67,704	105,934	257,212

(1)	Includes depreciation and amortization on investment property, property & equipment, software & other intangible assets and amortization and write-offs of intangible assets recognized on business combinations.

Breakdown by business segment
			Global	Insurance	International		Other	Group
		Corporate &	markets &
12-month period ended	Retail	Investment	Asset			Turkish
December 31, 2011	Banking	Banking	Management			Operations
	(EUR in thousands)

Net interest income	1,203,449	775,789	371,353	62,831	387,197	903,357	138,832	3,842,808
Net fee and commission income / (loss)	101,398	81,691	(106,766)	6,935	94,218	313,622	2,751	493,849
Other	(25,192)	(61,766)	8,674	178,720	5,824	35,646	(106,603)	35,303
Total operating income / (loss)	1,279,655	795,714	273,261	248,486	487,239	1,252,625	34,980	4,371,960
Direct costs	(687,823)	(52,153)	(65,095)	(135,460)	(293,350)	(656,414)	(249,029)	(2,139,324)
Allocated costs and provisions	(1,514,674)	(2,151,714)	(10,723,025)	(633,054)	(202,164)	(147,058)	(282,246)	(15,653,935)
Share of profit of equity method investments	-	-	(2,592)	1,051	1,193	94	1,433	1,179
Profit / (loss) before tax	(922,842)	(1,408,153)	(10,517,451)	(518,977)	(7,082)	449,247	(494,862)	(13,420,120)

Segment assets as at December 31, 2011
Segment assets	27,368,430	16,195,725	24,903,725	2,041,287	9,856,192	20,671,864	4,280,798	105,318,021
Deferred tax assets and Current income tax advance								1,551,968
Total assets								106,869,989

Other Segment items
Depreciation & amortization(1)	18,759	1,688	4,848	8,895	36,261	54,593	101,187	226,231
Credit provisions and other impairment charges	1,180,171	2,101,421	10,702,049	631,329	200,322	147,058	259,932	15,222,282
Non- current assets additions	5,517	10,805	35,736	3,112	18,872	80,175	66,134	220,351

(1)	Includes depreciation and amortization on investment property, property & equipment, software & other intangible assets and amortization and write-offs of intangible assets recognized on business combinations.

Breakdown by business segment
			Global	Insurance	International		Other	Group
		Corporate &	markets &
12-month period ended	Retail	Investment	Asset			Turkish
December 31, 2012	Banking	Banking	Management			Operations
	(EUR in thousands)

Net interest income	940,494	745,498	(105,932)	70,827	311,774	1,265,436	137,047	3,365,144
Net fee and commission income / (loss)	87,801	85,000	(177,483)	6,394	90,402	400,471	2,259	494,844
Other	(8,634)	(49,142)	(468,678)	156,237	16,482	168,076	(147,021)	(332,680)
Total operating income / (loss)	1,019,661	781,356	(752,093)	233,458	418,658	1,833,983	(7,715)	3,527,308
Direct costs	(614,871)	(51,494)	(59,208)	(118,543)	(272,576)	(749,134)	(29,097)	(1,894,923)
Allocated costs and provisions	(1,736,085)	(654,232)	(246,512)	(31,143)	(258,286)	(285,596)	(408,698)	(3,620,552)
Share of profit of equity method investments	-	-	105	92	275	2,131	(373)	2,230
Profit / (loss) before tax	(1,331,295)	75,630	(1,057,708)	83,864	(111,929)	801,384	(445,883)	(1,985,937)

Segment assets as at December 31, 2012
Segment assets	25,694,156	14,377,305	19,583,841	3,136,405	9,429,178	24,615,422	6,293,111	103,129,418
Deferred tax assets and Current income tax advance								1,669,355
Total assets								104,798,773

Other Segment items
Depreciation & amortization(1)	12,685	1,693	3,210	8,529	32,435	64,689	107,912	231,153
Credit provisions and other impairment charges	1,435,962	608,400	227,245	29,468	254,686	285,596	311,643	3,153,000
Non- current assets additions	12,305	29,400	5,916	4,562	16,535	95,980	79,112	243,810

(1)	Includes depreciation and amortization on investment property, property and equipment, software and other intangible assets and amortization and write-offs of intangible assets recognized on business combinations.

Reconciliation of Profit before tax per IFRS reported for the segments to Income / (loss) before income tax per US GAAP	2010	2011	2012
	(EUR in thousands)
Profit / (loss) before tax	637,630	(13,420,120)	(1,985,937)
Dividend paid and transactions on financial instruments classified within equity under IFRS	(369)	(39,252)	(17,311)
Hedging of Interest Rate Risk and Net Investment Hedge	(693,471)	(68,125)	(358,974)
Fixed assets measurement difference	8,733	38,322	56,867
Difference in loan interest income recognition	(40,776)	(12,457)	(54,149)
Redeemable non-controlling interests	29,636	15,117	(424)
Foreign exchange differences on AFS debt securities	(78,220)	103,584	2,280
Difference of equity in earnings of investees	1,797	16,074	46,355
Insurance reserves	(67,508)	(307,243)	31,854
Impairment of goodwill	-	(298,241)	(2,018)
Impairment of AFS securities	(23,979)	127,793	19,101
Bond's portfolio classification	-	(187,722)	(126,470)
Other	76,175	(15,864)	39,978
US GAAP restatements	(115,341)	-	-
Income/(loss) before income tax	(265,693)	(14,048,134)	(2,348,848)

Breakdown of total assets, total revenue, income / (loss) before income tax and net income/ (loss) attributable to NBG shareholders by geographical location

	Total assets	Total revenue(1)	Income / (loss) before income tax	Net income / (loss) attributable to NBG shareholders
	(EUR in thousands)
12-month period ended December 31, 2010
Domestic …………………………………………	83,757,213	3,666,315	(896,685)	(863,141)
Turkish operations …………………………………………	20,688,614	2,184,826	553,469	428,496
Other International …………………………………………..	14,286,051	965,518	77,523	79,873
Group …………………………………………….	118,731,878	6,816,659	(265,693)	(354,772)

12-month period ended December 31, 2011
Domestic …………………………………………	71,599,902	(6,399,383)	(14,511,072)	(14,888,328)
Turkish operations …………………………………………	20,685,649	2,305,298	481,218	360,141
Other International …………………………………………..	11,181,684	866,718	(18,280)	(11,481)
Group …………………………………………….	103,467,235	(3,227,367)	(14,048,134)	(14,539,668)

12-month period ended December 31, 2012
Domestic …………………………………………	65,927,496	2,410,240	(2,996,896)	(3,049,673)
Turkish operations …………………………………………	24,616,139	3,004,473	751,719	602,108
Other International …………………………………………..	10,612,308	805,779	(103,671)	(89,926)
Group …………………………………………….	101,155,943	6,220,492	(2,348,848)	(2,537,491)

(1) Total revenue includes OTTI on available for sale securities

EMPLOYEE BENEFIT PLANS	12 Months Ended
Dec. 31, 2012
Defined Benefit Pension Plans And Defined Benefit Postretirement Plans Disclosure [Abstract]
EMPLOYEE BENEFIT PLANS

NOTE 38: EMPLOYEE BENEFIT PLANS

(a)       Defined Contribution Plans

National Bank of Greece Pension Plan

In accordance with Greek Law 3655/2008, beginning from April 2008, the Bank's main pension plan, which was a defined-contribution plan, has been incorporated into the main pension branch of the state sponsored social security fund IKA—ETAM as of August 1, 2008. Pursuant to Greek Law 3655/2008, the Bank will contribute EUR 25.5 million per annum into IKA—ETAM for 15 years starting from December 2009. This legislation also prescribes that employer contributions made by the Bank will be reduced every three years in equal increments starting from 2013 from 26.5% until they reach 13.3% of salaries for employees who joined any social security plan prior to January 1, 1993. Employer contributions for employees who joined any social security fund post January 1, 1993, will remain at 13.3%.

National Bank of Greece Auxiliary Pension Plan

In 2005 and 2006, the Hellenic Republic passed legislation permitting bank employee auxiliary pension schemes to merge with the new Insurance Fund of Bank Employees (“ETAT”). The relevant legislation provides that, in connection with the merger of auxiliary schemes with ETAT, the relevant employer shall make a payment to ETAT solely in an amount to be determined by an independent financial report commissioned by the Ministry of Finance pursuant to this legislation.

The Bank's employees' Auxiliary Pension Plan provides for defined contributions to be made by the Bank at a rate of 9% of the employee's salary. Benefits paid are determined by years of service with the Bank and the employee's final pensionable pay. Under Greek Law 3371/2005 employees hired after January 1, 2005 are insured in the singe auxiliary social security fund (“ETEAM”). The Bank pays its contributions to ETEAM since May 1, 2007.

In accordance with Greek Law 4052/2012 (GG A' 41) a new auxiliary fund called Integrated Auxiliary Pension Fund (“ETEA”) was established and started on July 1, 2012. ETEA includes, among others, ETEAM and according to transitional provisions of the same law (GG A' 256/2012), from January 1, 2013, the ETAT regarding the auxiliary schemes is mandatorily included.

In April 2006 the Bank applied under Greek Law 3371/2005, as amended, to merge its Auxiliary Pension Fund, a defined-contribution plan, into ETAT. Consequently, the Bank may have to contribute a significant amount to ETEA in relation to this merger.

Ethniki Hellenic General Insurance Company Benefit Plan

As for the Bank's main pension plan, following legislation passed in April 2008, the post-retirement and health plan of EH has been incorporated into the main pension branch of the state sponsored social security fund IKA—ETAM as of August 1, 2008. Employer contributions made by EH will be reduced every three years in equal increments starting from 2013, until they reach 13.3% of salaries. Employer contributions for employees who joined any social security fund after January 1, 1993, will remain at 13.3% of salaries.

Other Defined Contribution Pension Plans

The London branch of the Bank and Group companies among which Finansbank, UBB, SABA, NBG Asset Management Mutual Funds, EH, NBGI Private Equity Ltd, NBGI Private Equity Funds and NBG Cyprus, also make contributions to other defined contribution pension plans and funds for their employees.

Defined contribution health plans

Contributions by the Bank to the National Bank of Greece Health Plan (T.Y.P.E.T.) amount to 6.25% of employees' salaries. Employees' contributions amount to 2.5% of their salaries. In case that employee opts to insure additional members of his family (such as unemployed or employed spouse, children or parents) then he pays additional contributions. Contributions of retired employees amount to 4% of their pensions, while additional contributions are paid for other insured members of their families. T.Y.P.E.T. offers health benefits to employees before and after their retirement, and to insured members of their families.

Total contributions to social security funds, state run plans and defined contribution plans for 2011 and 2012 were EUR 353.1 million and EUR 325.3 million respectively. As mentioned above, as of August 1, 2008, the Bank's pension plan and the pension branch of EH post-retirement and health plan were incorporated into IKA-ETAM and therefore ceased to exist as separate defined contribution plans.

(b)       Plans that the Bank does not contribute to

National Bank of Greece Lump Sum Benefit Plan

The Bank does not pay contributions to the aforementioned plan.

(c)       Defined Benefit Plans

Retirement indemnities

Most Group companies are required by local law to offer retirement indemnities to employees leaving service to retire. Such retirement indemnities are in the form of a lump-sum payment based usually on final salary and years of service, the calculation of which depends on the jurisdiction in which the company operates and the employee's profession (e.g. Greek Law provides for different indemnities for salaried employees, wage earners and lawyers). In some cases, Group company regulations provide for additional benefits to employees above the statutory minimum.

In accordance with Greek Law 4046/2012 and Board of Ministers' Decision (6/28.2.2012), from February 14, 2012 onwards, the employment contracts that lapse on attainment of the normal retirement age or based on the particular retirement conditions, are considered as indefinite duration employment contracts and therefore, the provisions for employees statutory retirement indemnity of Greek Law 2112/1920, are applied.

Prior to the enactment of the above Law, the Bank considered the employment contracts with its employees as finite duration contracts; therefore no provision for staff leaving indemnity was recognized.

As a result the Group concluded that based on the available evidence the obligation for the remaining population of employees under the finite employment contracts is both probable and the amount of the obligation is reasonably estimable under the provisions of Greek Law 2112/1920 based on an actuarial valuation carried out in accordance with ASC 715-30. Following the above, the Group recognized in the income statement as at December 31, 2011, an amount of EUR 169.9 million which is included under “Other non-interest expense”. See also Note 25.

On November 12, 2012, the new Greek Law 4093/2012 (GG A' 222) decreased the Greek Law 2112/1920 statutory indemnity scale in case of employee dismissal or normal retirement. The new law limits the maximum indemnity payable to an employee upon dismissal or retirement, to 12 monthly salaries instead of 24.

The transitional provisions of the law state that for employees that on November 12, 2012 had 17 or more full years of service to the same employer there is an additional monthly salary as indemnity per year and up to 24 monthly salaries. In case of dismissal the additional monthly salary is limited to EUR 2,000.

Lump sum and annuity benefits

Most EH and former Ethnokarta employees are entitled to benefits from Deposit Administration Fund (DAF) type policies, which offer lump sum benefits and pension benefits additional to those offered by social security funds or main pension plans. Such benefits are usually based on the employees' salary and years of service, and vary depending on the provisions of each policy.

Benefits for the employees' children

Benefits to employees' children are lump sum and are also based on the parents' salary and pension where applicable and on the age at which the child receives the benefits. Such benefits are offered to former Ethnokarta employees' children through a DAF type policy, as well as to the Bank's employees' children through a separate fund. Net periodic pension costs for these defined benefit plans and termination indemnities includes the following components which are recognized in the income statement for the periods ended:

	2010	2011	2012
	(EUR in thousands)
Service cost	17,546	14,010	13,584
Interest cost	22,519	19,434	20,157
Expected return on plan assets	(2,968)	(4,749)	(3,382)
Amortization of actuarial losses	14,883	13,838	11,372
Amortization of past service cost	294	137	141
Losses / (income) on curtailments / settlements and other expense / (income)	9,821	7,412	(2,971)
Net periodic pension cost	62,095	50,082	38,901

In 2012, losses / (income) on curtailments / settlements and other expense / (income) mainly relates to the change in the provision for retirement indemnities in accordance with Greek Law 4093/2012 as described above, which eliminates the retirement indemnity benefit accruals for employees with more than 17 years of service. Additionally, all employees with less than 17 completed years of service as at November 2012 will cease to accrue future benefits upon the completion of 17 years, instead of 28 years as it was the case before the enactment of Greek Law 4903/2012.

Also, losses / (income) on curtailments / settlements and other expense / (income) includes the cost of additional benefits in excess of the benefits provided for Finansbank amounting to EUR 4.3 million and the amount of EUR 5.1 million for NBG Cyprus, as in 2012 the plan changed from defined benefit plan to defined contribution plan. The amount in 2011 mainly relates to the cost of additional benefits in excess of the benefits provided for Finansbank and Vojvodjanska, amounting to EUR 3.4 million and EUR 2.9 million, respectively.

Weighted average assumptions used to determine the net periodic pension cost for the years ended December 31:

	2010	2011	2012
Discount rate	5.2%	5.3%	5.1%
Expected return on plan assets	6.4%	5.5%	4.9%
Rate of compensation increase	5.1%	3.5%	2.7%

To set the expected long-term rate of return assumptions the Group uses forward looking assumptions. In particular, as regards Greek equities, the Group used the return on 10-year government bonds as at the end of the reporting period plus an equity risk premium based on a basket of company shares listed on the ATHEX. As regards Deposit Administration Fund assets, the guaranteed return interest rate was used.

The aggregated funding status recognized in the consolidated balance sheet is reconciled below as follows for the years ended December 31:
	2010	2011	2012
	(EUR in thousands)
Change in Projected Benefit obligation (“PBO”):
PBO, beginning of year	472,896	402,143	301,106
Service cost	17,546	14,010	13,584
Interest cost	22,519	19,434	20,157
Employee contributions	6,353	5,065	4,930
Actuarial loss/(gain)	(30,682)	(37,680)	53,829
Adjustment for disposal and other	1,291	(3,137)	170,345
Benefits paid from the Fund	(68,744)	(85,684)	(37,233)
Benefits paid directly by the Group	(25,552)	(18,694)	(54,910)
Settlements/Terminations/Curtailments	6,418	5,649	(11,637)
Prior service cost arising over last period	98	-	(2,827)
PBO, end of year	402,143	301,106	457,344

In 2012, the adjustment for disposal and other mainly relates to the implementation by the Bank of Greek Law 4046/2012 of amount EUR169.9 million. As at December 31, 2011, this amount was recognized as staff leaving indemnity contingency (see Note 25).

	2010	2011	2012
	(EUR in thousands)
Change in plan assets:
Fair value of plan assets, beginning of year	68,968	102,210	76,363
Actual return on plan assets	(31,839)	(18,132)	1,310
Employer contributions	127,472	72,904	24,053
Employee contributions	6,353	5,065	4,930
Benefits paid	(68,744)	(85,684)	(37,233)
Fair value of plan assets, end of year	102,210	76,363	69,423

Employer contributions paid by the Group, are in excess of the EUR 8.7 million total expected contributions for funded plans for 2012.

The amounts recognized in the consolidated balance sheet as at December 31, are as follows:
	2010	2011	2012
	(EUR in thousands)
Funded status, end of year	(299,933)	(224,743)	(387,921)

The weighted-average assumptions used in determining the benefit obligation of such plans at December 31 are as follows:
	2010	2011	2012
Discount rate	5.3%	5.1%	3.6%
Rate of compensation increase	3.4%	2.7%	2.4%
Pension increase	2.5%	0.0%	0.0%

Additional year-end information for pension plans with accumulated benefit obligations in excess of plan assets at December 31:
	2010	2011	2012
	(EUR in thousands)
Projected benefit obligation	402,143	301,106	457,344
Accumulated benefit obligation	328,602	259,542	395,867
Fair value of plan assets	102,210	76,363	69,423

The amounts recognized in accumulated "Other Comprehensive Income" at December 31 are as follows:

	2010	2011	2012
	(EUR in thousands)
Net actuarial losses	170,532	139,368	175,487
Prior service cost	1,756	1,441	(1,598)

Other Changes in Plan Assets and Benefit Obligations recognized in Other comprehensive income / (loss) at December 31 are as follows:

	2010	2011	2012
	(EUR in thousands)
Net Loss / (Gain)	4,125	(14,799)	55,902
Prior Service Cost / (Credit)	98	-	(2,827)
Amortization of (Losses) / Gains	(18,340)	(15,504)	(20,097)
Amortization of Prior Service Cost	(396)	(137)	(141)
Total recognized on Other comprehensive income / (loss)	(14,513)	(30,440)	32,837

The estimated amounts to be amortized from accumulated other comprehensive income into net periodic benefit cost during financial year 2013 are EUR 0.1 million of prior service cost and EUR 13.1 million of net actuarial loss.

The following table indicates actual and targeted plan asset allocation for the Group's funded defined benefit pension plans:

	2011		2012		2013
	Amount	Proportion	Amount	Proportion
	(EUR in thousands)		(EUR in thousands)
Equity securities	7,735	10%	6,159	9%	9%-28%
Other	68,628	90%	63,264	91%	72%-91%
Total	76,363	100%	69,423	100%

All equity securities are the Bank's own equity securities and “other” relate mainly to deposits and assets of deposit administration fund policies issued by the Group's main insurance company EH. Equity securities are measured based on closing prices in an active market as at the measurement date (Level 1) and deposit administration fund assets and deposits are measured at the fund balance plus any accrued return to policyholders.

Benefit payments projected to be made from the defined benefit plans are as follows:

Benefit
payments projected
(EUR in thousands)
Expected Benefits next year	66,804
Expected Benefits in 2 Yrs	22,402
Expected Benefits in 3 Yrs	27,321
Expected Benefits in 4 Yrs	28,372
Expected Benefits in 5 Yrs	30,623
Expected Benefits in 6th to 10th Yr	130,268
In 2013, the Group is expected to make EUR 7.1 million in contributions to funded plans and EUR 47.5 million in retirement indemnities.

SHARE BASED PAYMENT	12 Months Ended
Dec. 31, 2012
Employee Service Share Based Compensation Aggregate Disclosures [Abstract]
SHARE BASED PAYMENT

NOTE 39: SHARE BASED PAYMENT

At the Repeat General Meeting held on June 1, 2006, a new Group-wide stock option program was approved for the Bank's executive directors, executive management and personnel of the Group (Program B). The maximum number of new ordinary shares to be issued under Program B was set at 2.5 million and adjusted to 3.5 million as a consequence of the four to ten share capital increase in 2006. Program B was set to last five years and expired in 2011. Under the terms of Program B, the exercise price range was between EUR 5.0 and 70% of the average market price for the ordinary shares over a period starting on June 2, 2006 until the date at which such rights were first exercised.

At the Repeat General Meeting held on June 28, 2007, the shareholders of the Bank approved a new Group-wide stock option program for the Bank's executive directors, executive management and personnel of the Group (Program C). Program C is set to last eight years and expires in 2015. The stock options were to be granted up until 2010. The maximum number of new ordinary shares to be issued under Program C was originally set at 12.0 million and adjusted to approximately 12.5 million as a consequence of four for every hundred shares held issue as stock dividend, in accordance with the resolution passed at the repeat General Meeting held on May 15, 2008. The maximum number of options that could have been granted per year could not exceed 1% of the total number of ordinary shares outstanding. The strike price should be within the range of EUR 5.0 to 85% of the average market price of the ordinary shares within the time period from January 1 of the year the options are granted until October 31 of that same year. No stock options have been granted under this program.

All outstanding options of Program B would have been exercised between June 1, 2011 and June 10, 2011. After June 10, 2011, the unexercised options expired.

No new options were granted or vested in 2011 or 2012.

The total expense recognized during 2010, 2011 and 2012 amounted to EUR 10.5 million, NIL and NIL respectively.

On May 25, 2007, the Annual General Meeting of the Shareholders of the Bank approved the distribution to the staff of 350,000 bonus shares to derive from the Bank's share capital increase by EUR 1,750 thousand through capitalization of profits. For a period of three years following their issuance (up to October 6, 2010), such new ordinary shares may be transferred only pursuant to approval granted at the General Meeting. The total expense recognized during 2010, 2011 and 2012 amounted to EUR 1,847 thousand, NIL and NIL respectively.

ACCUMULATED OTHER COMPREHENSIVE INCOME ATTRIBUTABLE TO NBG SHAREHOLDERS	12 Months Ended
Dec. 31, 2012
Accumulated Other Comprehensive Income Note [Abstract]
ACCUMULATED OTHER COMPREHENSIVE INCOME ATTRIBUTABLE TO NBG SHAREHOLDERS
NOTE 40: ACCUMULATED OTHER COMPREHENSIVE INCOME ATTRIBUTABLE TO NBG SHAREHOLDERS
The components of accumulated other comprehensive income, net of taxes, comprise:

		Unrealized
		gains/(losses) on		Accumulated
	Foreign	Available-		Other
	Currency	for-Sale	Pension	Comprehensive
	Items	Securities	liability	Income
	(EUR in thousands)
Balance, January 1, 2010	(780,921)	(586,317)	(149,889)	(1,517,127)
Changes during 2010	182,099	(2,065,236)	14,668	(1,868,469)
Balance, December 31, 2010	(598,822)	(2,651,553)	(135,221)	(3,385,596)
Changes during 2011	(925,522)	2,343,084	29,456	1,447,018
Balance, December 31, 2011	(1,524,344)	(308,469)	(105,765)	(1,938,578)
Changes during 2012	129,710	556,405	(31,436)	654,679
Balance, December 31, 2012	(1,394,634)	247,936	(137,201)	(1,283,899)

FOREIGN EXCHANGE POSITION	12 Months Ended
Dec. 31, 2012
Foreign Exchange Position [Abstract]
FOREIGN EXCHANGE POSITION

NOTE 41: FOREIGN EXCHANGE POSITION

At December 31, 2012, the EUR equivalent of the assets and liabilities, which are denominated in foreign currency, amounted to EUR 33,578,343 thousand (EUR 29,678,928 thousand for 2011 and EUR 31,173,624 thousand for 2010) and EUR 26,121,234 thousand (EUR 22,768,716 thousand for 2011 and EUR 23,830,041 thousand for 2010), respectively.

POST BALANCE SHEET EVENTS	12 Months Ended
Dec. 31, 2012
Post Balance Sheet Events [Abstract]
POST BALANCE SHEET EVENTS

NOTE 42: POST BALANCE SHEET EVENTS

Share capital increase

On November 23, 2012, the second Repeat Extraordinary General Meeting of the Bank's Shareholders approved (i) the reduction in the Bank's share capital through a reduction in the nominal value of the shares from EUR 5.00 to EUR 1.00 per share, as per Article 4 para 4a of the Greek Company Law 2190/1920 as amended, with the formation of a special reserve of an equal amount, and (ii) the increase in the Bank's share capital with the issuance of new ordinary shares that will be subscribed in kind, that is, shares of Eurobank Ergasias S.A. (“Eurobank”), up to 552,948,427 ordinary voting shares of Eurobank, of nominal value EUR 2.22 per share. This share capital increase was covered exclusively by the shareholders of Eurobank, who accepted the tender offer, with abolition of the preemptive rights of existing shareholders. The Ministry of Development approved the above decision on February 12, 2013. This increase was partially covered (84.35%) through the contribution of 466,397,790 Eurobank shares (the “Tendered Shares”).

At its meeting of February 22, 2013 the Bank's Board of Directors confirmed payment of the Increase, pursuant to partial coverage thereof. As a result the Bank's share capital increased by EUR 270,511 thousand.

Further to the above, the fully paid-up share capital of the Bank amounts to EUR 2,584,101 thousand divided into a) 1,226,601,200 ordinary shares, of a nominal value of EUR 1.00 each; b) 25,000,000 non-voting non-cumulative redeemable preference shares, as per Article 4.2.xlvii of the Bank's Articles of Association, of a nominal value of EUR 0.30 each; and c) 270,000,000 redeemable preference shares under Law 3723/2008, as per Article 4.2.liv of the Bank's Articles of Association, of a nominal value of EUR 5.00 each.

Acquisition of Eurobank

On October 5, 2012, NBG announced a voluntary share exchange offer (the "Tender Offer") to acquire all the outstanding ordinary registered shares, with a par value of EUR 2.22 per share, issued by Eurobank at an exchange ratio of 58 NBG newly issued ordinary registered shares for 100 Eurobank shares. The Tender Offer was approved by the HCMC on January 10, 2013 and completed in February 2013. As of the date of completion of the Tender Offer on February 15, 2013, 84.35% of Eurobank's shareholders had tendered their shares pursuant to the Tender Offer. As a result 270.5 million new NBG ordinary shares were issued, as described above. The fair value of these shares issued as the consideration paid for the Eurobank shares acquired amounted to EUR 273.2 million and was based on the closing price of NBG's share on the ATHEX on February 15, 2013.

On March 28, 2013, the Bank of Greece sent letters to the Bank and Eurobank, stating that each bank would have to proceed with the recapitalization which would have to be completed by the end of April 2013 and requesting them to proceed to the relevant necessary actions. On April 1, 2013, the Bank, jointly with Eurobank, sent to the Bank of Greece a letter requesting a formal extension for the recapitalization to June 20, 2013. In this letter, the Bank stated that an extension would allow the Bank adequate time to complete the merger with Eurobank and proceed with the recapitalization as a combined entity. This request was not approved by the Bank of Greece.

On April 7, 2013, the Bank of Greece announced that the recapitalization process for the four major banks (NBG, Eurobank, Alpha Bank S.A. and Piraeus Bank S.A.) would proceed. On April 8, 2013, the Bank and Eurobank issued a press release stating that the two banks, in agreement with the institutional authorities, would be recapitalized fully and independently of one another. Accordingly, the merger process was suspended.

On April 22, 2013, Eurobank's board of directors announced that it would propose at the general shareholders meeting on April 30, 2013, that all rights be issued without offering preemptive rights to the existing shareholders. On April 30, 2013, this proposal was approved at the general shareholders meeting. As a result, the recapitalization of Eurobank through the HFSF will lead to our shareholding in Eurobank (in which we currently hold 84.4% following the Tender Offer) being reduced to a shareholding of less than 5%, with the HFSF having full voting rights in the Eurobank shares acquired. As a result, the Bank expects that, if the merger is not approved, as at December 31, 2013, Eurobank will not be consolidated, and we will account for the shares held in Eurobank (assuming we still hold them at December 31, 2013) as an available for sale investment.

The following table summarises the carrying amount of assets and liabilities of the Eurobank Group as of December 31, 2012, based on Eurobank's published, audited by statutory auditor, consolidated financial statements for the year ended December 31, 2012 prepared in accordance with IFRS.

2012
(EUR in millions)
ASSETS
Cash and balances with central banks	2,065
Due from banks	4,693
Financial assets at fair value through profit or loss and derivatives	2,598
Loans and advances to customers	43,171
Investment securities	9,469
Other assets	5,657
Total assets	67,653

LIABILITIES
Due to banks	31,819
Derivative financial instruments	2,677
Due to customers	30,752
Debt securities in issue & other borrowed funds	1,365
Other liabilities	1,695
Total liabilities	68,308

Source: Eurobank’s published, audited by statutory auditor, consolidated financial statements for the year ended December 31, 2012, prepared in accordance with IFRS as adopted in the European Union.

Reverse split and share capital increase in the context of the recapitalisation

The Bank's second Repeat General Shareholders Meeting on April 29, 2013 approved the concurrent (i) increase of the par value of each common registered voting share of the Bank from EUR 1.00 to EUR 10.00 and reduction of the total number of the existing common registered voting shares of the Bank from 1,226,601,200 to 122,660,120 new common registered voting shares, by merging the existing common registered voting shares of the Bank (reverse split) at a ratio of ten (10) existing common registered voting shares of the Bank to one (1) new common registered voting share of the Bank; and (ii) reduction of the par value of each common registered voting share of the Bank (as determined pursuant to the reverse split) from EUR 10.00 to EUR 0.30, with the purpose of creating a special reserve of equal amount, under article 4 paragraph 4a of Greek Company Law 2190/1920. Any fractions of shares resulting from the reverse split and the reduction of share capital as described above will be sold by the Bank as soon as possible in accordance with applicable securities legislation.

The same General Shareholders Meeting approved in the context of the recapitalization process:

  the issuance, pursuant to Law 3864/2010 and Cabinet's Act 38/2012, of unsecured and subordinated perpetual bonds, contingent, convertible into common, dematerialized, registered, voting shares of the Bank, redeemable by the Bank, of a total amount up to EUR 1,900 million, payable through contribution in kind, to be disposed through private placement and by excluding the preemption rights of the shareholders of the Bank.
  a share capital increase of a total amount of EUR 9,756.0 million, including any amount above par, (the “Total SCI”) through the issuance of new, common, registered voting shares, the number of which will be equal to the result of the fraction with numerator the Total SCI and denominator the subscription price of the newly issued shares (the “New Shares”). The nominal value of the New Shares will be EUR 0.30. The subscription price of the New Shares will be determined by the Bank's Board of Directors in accordance with applicable legislation. The Bank's Board of Directors is also authorized to determine the number of the New Shares on the basis of the Subscription Price.

The Subscription Price may be higher than the market price of the Bank's share on the cut-off date.

The SCI will be in part subscribed by paying cash and in part through contribution in kind. In particular:

  EUR 1,171 million of the Total SCI may be subscribed by paying cash, without abolishing the preemption rights of the shareholders of the Bank, apart from the Greek State as holder of the preference shares of the Bank issued under Greek Law 3723/2008, as currently applicable, (the “Cash SCI”); while
  EUR 9,756.0 million of the Total SCI, i.e. the total amount of the SCI, may be subscribed through contribution in kind and in particular, through contribution of EFSF bonds. This part of the SCI will be exclusively subscribed by the HFSF and preemption rights of the Bank's shareholders will be abolished (the “In Kind SCI”).

With respect to the subscription of the SCI:

(a) in the event that the subscription of the Cash SCI is less than EUR 1,171 million, the SCI will be subscribed as follows:

(a.1.) in the event that the Cash SCI is subscribed at least up to EUR 800 million in cash, the Cash SCI will be considered as subscribed up to the actually paid amount and ten times the remaining amount of the Cash SCI and up to the amount of EUR 975.6 million will be paid by the HFSF contributing contingent convertible bonds that the Bank issued as above.

(a.2.) in the event that the Cash SCI is subscribed in cash by an amount that is less than EUR 800 million, those who will have exercised their preemption rights and, potentially any over-subscription rights they had, will be entitled to have their application/declaration being considered as never having been submitted. In particular, the aforementioned persons will be entitled to declare, upon exercise of the relevant rights, whether they wish such application/declaration to remain valid even in case that the in Cash SCI is not subscribed at least up to EUR 800 million in cash or that in such case their application is rendered invalid.

In any case, any amount out of the Cash SCI that remains unsubscribed, irrespective of the points (a.1.) and (a.2.) above, will be subscribed by the HFSF, in accordance with the terms of the SCI In Kind and the recapitalisation framework. The HFSF will subscribe the total amount of the SCI, even in the event that no amount of the Cash SCI is subscribed for.

Preemptive rights will apply only to the Cash SCI. Those entitled to exercise preemptive rights will also have over-subscription right (concurrently exercised with the preemptive rights) for subscription of additional New Shares without any limitation (the “Over-Subscription Right)”. The Over-Subscription Right will be exercised only in the event that person exercising it has fully exercised his/her preemption rights and will be satisfied only in case where there are unsubscribed New Shares after the exercise of the preemption rights.

In the event that there are unsubscribed shares, even after the exercise of the aforementioned preemption rights and Over-Subscription Rights, the Board of Directors has the right to dispose such shares, pursuant to article 13 par. 8 of Greek Company Law 2190/1920, at its absolute discretion to any person in accordance with the provisions of Greek Company Law 2190/1920 and Cabinet Act 38/2012.

With respect to the SCI In Kind and the relevant right to participate therein, the preemption rights of the common and preference shareholders of the Bank, provided for in article 5 par. 6 of the Bank's Articles of Association, have been abolished, as the relevant contribution in kind has been reserved by Greek Law 3864/2010 only for the HFSF.

If the amount of EUR 800 million are paid in the Cash SCI, i.e. in the case where the minimum private sector investment is achieved in the share capital increase of the Bank performed under the recapitalization framework, taking also into account the contingent convertible bonds that can be issued by the Bank, according to the aforementioned decision of the Bank's second repeat general meeting, the investors who have participated in the aforementioned share capital increase are entitled to get for free, in accordance with article 7 par. 4 of Greek Law 3864/2010 and article 3 of Cabinet Act 38/2012 warrants issued by the HFSF at a ratio of one warrant for one share they subscribed for in the abovementioned share capital increase (the “warrants”). The warrants are freely transferrable and are delivered to their beneficiaries at the same time the New Shares are delivered. Each warrant attaches the right of its holder to buy from the HFSF at a price determined in accordance with article 3 of Cabinet Act 38/2012, a predefined number of ordinary shares of the Bank, held at that time by the HFSF and acquired by the HFSF having participated in the above mentioned share capital increase. The terms of the warrants are provided for by Cabinet Act 38/2012 and no bank can deviate from such provisions.

If the 10% participation by the private sector is not attained and the HFSF fully covers the capital increase, the HFSF will become the controlling shareholder of NBG, holding approximately 95% of NBG's share capital and the shares held by HFSF will have full voting rights. The recapitalization of NBG is expected to be completed in June 2013.

Acquisition of KARELA S.A.

On February 15, 2013 NBG PANGAEA Reic acquired 100% of KARELA S.A. which owns a building in Paiania in Attica. The consideration paid amounted to EUR 56.2 million in cash, as part of its investment policy.

The following table summarises the fair value of assets and liabilities acquired of KARELA S.A. as of the date of acquisition which is the February 15, 2013.

2012
(EUR in millions)
ASSETS
Due from banks	3
Investment property	122
Other assets	1
Total assets	126

LIABILITIES
Due to banks	55
Derivative financial instruments	4
Other liabilities	10
Total liabilities	69

Source: Unaudited financial information.

Disposal of Astir Palace Vouliagmeni S.A.

On January 16, 2013, NBG, in agreement with the Hellenic Republic Asset Development Fund S.A. (“HRADF”), launched an international open competitive process for the identification of an investor, within the framework of a proposed joint exploitation of assets of the NBG Group and the HRADF at the “Mikro Kavouri” peninsula of Vouliagmeni (the “Process”). The said assets include a plot of land owned by Astir Palace Vouliagmenis S.A. and an adjacent plot of land of the National Tourism Organisation (“NTO”) that is to be exploited through the HRADF, in accordance with applicable legislation.

Upon eventual completion of the Process, it is expected that Astir Palace Vouliagmeni S.A. will cease to be a subsidiary undertaking of NBG. On March 29, 2013, the deadline for submissions of Expressions of Interest for the process of Astir Palace Vouliagmeni S.A. expired. NBG and HRADF announced that there had been significant level of interest received from a diverse set of domestic and international investors. Those investors who are eligible to participate in Phase 2 of the process will be notified promptly by NBG and HRADF.

Recent developments in Cyprus

In the early hours of Monday morning March 25, 2013, the Eurogroup reached an agreement with the Cyprus government on the key elements necessary for a future macroeconomic adjustment programme. This agreement is supported by all European Union Member States as well as the Troika.

The programme addresses the exceptional challenges that Cyprus is facing and restores the viability of the financial sector, with the view of restoring sustainable growth and sound public finances over the coming years. Specifically the programme provides for financial assistance to Cyprus of up to EUR 10 billion in order to safeguard financial stability in Cyprus and the Euro area as a whole.

The agreement reached provides for

  the restructuring of Cyprus Popular Bank (“CPB”) with the creation of a Good Bank and a Bad Bank. All unsecured deposits with CPB over EUR 100,000 will be transferred to the Bad Bank; and
  the recapitalisation of Bank of Cyprus through capitalisation of an undetermined percentage of the unsecured deposits (over EUR 100,000).

The remaining banks operating in Cyprus, both local and international, have not been directly affected by the measures.

It should be noted that the agreement currently excludes from the haircut interbank deposits and 72.5% of deposits held by insurance companies. As at December 31, 2012, deposits of the non-banking Group entities in CPB and Bank of Cyprus were immaterial.

The Group's management closely monitors the developments regarding the provision of financial support by the Troika to the Republic of Cyprus and the recapitalisation of the Cyprus banks. The ongoing efforts to obtain the necessary financial support are carefully considered and analysed in order to assess the potential impact on the Group's operations in Cyprus and on the Group as a whole. The tables below present summarised financial information regarding the Group's operations in Cyprus for the 12 month period ended and as at December 31, 2012.

2012
(EUR in millions)
12-month period ended December 31, 2012
Net Interest Income before provisions for loan losses	37
Provisions for loan losses	(12)
Net Interest Income after provisions for loan losses	25
Non Interest Inome/ expense	(28)
Income / (loss) before income tax	(3)

December 31, 2012
Shareholder's Equity	101
Net Loans	901
Investment Securities	148
Deposits	890

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
Dec. 31, 2012
Significant Accounting Policies
Basis of preparation

The following is a summary of the significant accounting policies followed by the Group in preparing these financial statements.

Basis of preparation—The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The accounting records of the Group are maintained in accordance with the provisions of the Greek Company Law, the Greek Banking Chart of Accounts, the Greek Books and Records Code and the Bank of Greece regulations (collectively, Greek GAAP), except for foreign subsidiaries which maintain their accounting records in accordance with the legislation and regulations of the country in which they operate. Necessary adjustments are made, for financial reporting purposes, in order to comply with US GAAP.

Going concern

Going concern—The crisis in the Greek economy resulted in impairment losses recorded in several classes of assets like Greek government bonds and other loans in Greece which have adversely impacted the financial position, the results of operations, cash flows and regulatory ratios of the Bank, and consequently of the Group in the 2011 and the 2012 financial statements. Furthermore, the crisis has limited the Bank's access to liquidity from other financial institutions. The Bank relies on liquidity facilities provided by the Eurosystem liquidity facilities.

The ability of the Bank to continue as a going concern is dependent on (a) raising sufficient funds to restore the Group's and the Bank's financial positions which are currently negative and maintain adequate levels of capital and (b) the continuing reliance on and the continuation of the Eurosystem liquidity facilities.

Article 47 of Greek Company Law 2190/1920 provides that entities whose total equity is less than 50% of their share capital are obliged within six months from the year end to convene shareholders' meeting in order to approve actions for improving the said ratio. In addition Article 48 of Greek Company Law 2190/1920 provides that if the entities whose total equity is less than 10% of their share capital and the above shareholders' meeting does not take any decision for the restoration of the equity ratio, following a court decision, triggered by anyone who has a legitimate interest, the entity may be liquidated.

Specifically, the Directors, in concluding that the Group and the Bank can continue to operate for the foreseeable future have considered that the above specific requirements of Greek Company Law 2190/1920 were covered by the recapitalization plan for Greek banks. The recapitalization plan for Greek banks forms an integral part of the financial assistance under the second economic adjustment program for Greece, which was ratified by the Greek Parliament on February 14, 2012 and adopted by the Council of the EU (the “Eurogroup”) on February 21, 2012 and March 13, 2012 (the “Program”). Following the approval by the second Repeat General Meeting of NBG's Shareholders on April 29, 2013 of the share capital increase in the context of the recapitalization, NBG's recapitalization is the final stage of implementation under the auspices of the Bank of Greece and is expected to be completed in June 2013.

The Program, which has already been approved by the Troika along with a specific sequence of disbursements, commits funds for the recapitalization plan, amounting up to EUR 50 billion and is now in the implementation phase. According to the Program:

  From January 1, 2012 the Bank of Greece allowed the banks to operate at a Core Tier I Capital Ratio lower than that required, until the banks achieved the minimum level of capital required, as provided by the Bank of Greece. In March 2013, the Executive Committee of the Bank of Greece issued Decision 13/28.03.2013, which resets Core Tier I Capital Ratio for Greek Financial Institutions at 9% and redefines the assets that are eligible for Core Tier I Capital, amending GA/BoG 2630/29.10.2010.
  Banks which were deemed viable based on their business and capital raising plans, as assessed by the Bank of Greece, were given the opportunity to raise capital in the market. Residual capital needs will be met from public support from the HFSF through ordinary shares and / or contingent convertible bonds, in a manner that preserves private sector incentives to inject capital.

The Directors consider that it is appropriate to continue to adopt the going concern basis in preparing the financial statements for the Group and the Bank because:

  Although the Bank has received no guarantees, the Directors have a reasonable expectation that the Bank will continue to have access to the Eurosystem liquidity facilities.
  The temporary measures provided by the Bank of Greece and the ECB as described above in relation to the minimum capital requirements gave the Bank enough time to initiate the recapitalization process in order to raise the necessary capital in the context of Greek Law 3864/2010. The second Repeat Extraordinary General Meeting of Shareholders on April 29, 2013, approved the Bank's share capital increase (see Note 42) and the recapitalization is expected to be completed by June 2013.
  The Bank submitted a business and capital raising plan which included the time schedule for the implementation of the capital actions described therein, and based on this plan, the Bank was evaluated as viable by the Bank of Greece.
  On May 28, 2012, the HFSF contributed European Financial Stability Facility (the “EFSF”) bonds, with nominal amount totalling EUR 7,430.0 million, as an advance for its participation in the Bank's future share capital increase.
  On November 9, 2012, Act No.38/9.11.2012 of the Council of Ministers (G.G. A' 223/2012), provided for the terms and conditions to be followed by the eligible banks for recapitalization.
  On December 20, 2012, the Bank of Greece through its letter to the Bank, copied Decision 52/23/26.10.2012 of the Credit and Insurance Committee in which it is mentioned that the capital required by the Bank, amounted to EUR 9,756.0 million. Taking into consideration the EUR 7,430.0 million of EFSF bonds already received as noted above, the remaining capital requirement amounted to EUR 2,326.0 million.
  On December 21, 2012, the HFSF contributed EFSF bonds, with nominal value of EUR 2,326.0 million, as an additional advance for the participation in the Bank's future share capital increase.

Furthermore, the HFSF is committed to subscribe for any amount of unsubscribed share capital and / or the convertible bonds up to EUR 9,756.0 million and this commitment is valid up to April 30, 2013. Management, based on the approval by the second Repeat General Meeting of NBG's Shareholders on April 29, 2013 of the share capital increase in the context of the recapitalization and the fact that the Bank has received from the HFSF, EFSF bonds of EUR 9,756.0 million as an advance for the participation in the Bank's future share capital increase, expects that the commitment of the HFSF will be extended further to 30 April 2013, until the completion of the share capital increase which is expected in June 2013.

At December 31, 2012, the Group's total capital adequacy ratio amounted to 9.0%. Although based on information regarding the Group's capital adequacy as of December 31, 2012, taking into consideration the total amount of the imminent share capital increase in the context of the recapitalization, the Core Tier I 9.0% threshold applicable from March 31, 2013, as defined in Decision 13/28.03.2013 issued by Executive Committee of Bank of Greece, is not satisfied, the Group has already initiated certain actions aiming at improving its capital adequacy, such as the disposal of its subsidiary Astir Palace Vouliagmeni S.A. (see Note 42) that we expect will have a positive impact on our capital and/or our risk weighted assets, and intends to carry out additional actions if necessary to comply with the capital requirements. Management expects that the actions the Group intends to carry out aiming at improving its capital adequacy will restore the capital adequacy ratio at or above the required level.

Principles of consolidation

Principles of consolidation—The consolidated financial statements of the Group include the accounts of the Bank and its direct and indirect subsidiaries, other than variable interest entities (“VIEs”), in which it holds, directly or indirectly, more than 50% of the voting rights or where it exercises control, for entities in which the equity holders have substantive voting interests. The Group also consolidates VIEs where the Group is the primary beneficiary. The Group consolidates a VIE when it has both the power to direct the activities that most significantly impact the VIE's economic success and a right to receive benefits or absorb losses of the entity that could be potentially significant to the VIE. The effects of inter-company transactions and balances have been eliminated. Changes in an ownership interest in a subsidiary that does not result in the Group losing control over the subsidiary are accounted for as equity transactions.

Subsequent events

Subsequent events—All material events that occurred after the date of the consolidated financial statements and before these were issued, have been either recognized or disclosed in the Notes to the consolidated financial statements.

The Group evaluated events from the date of these consolidated financial statements on December 31, 2012, through the issuance of these consolidated financial statements.

Redeemable non-controlling interest

Redeemable non-controlling interest—Non-controlling interests (NCI) that are subject to put options held by third parties are accounted for as redeemable equity instruments. Redeemable NCI is presented outside “Permanent equity” as “Temporary equity”. Such redeemable NCI is measured initially at fair value and subsequently at the higher of the cumulative amount that would result from applying the measurement guidance in ASC 810-10 or the redemption value, with any subsequent changes recognized immediately as they occur, and adjust the carrying amount of the instrument to equal the redemption value at the end of each reporting period. This adjustment is determined after the attribution of net income or loss of the subsidiary, pursuant to ASC 810-10. Such changes are recognized directly in “Accumulated Surplus”.

Foreign currency translation

Foreign currency translation—Assets, liabilities and operations of foreign branches and subsidiaries are recorded based on the functional currency of each entity. The functional currency is the local currency for the majority of the foreign operations. The assets, liabilities and equity are translated, for consolidation purposes, from the other local currencies to the reporting currency, EUR, at the current exchange rates. The resulting gains or losses are reported as a component of other comprehensive income and losses within shareholder's equity. Transactions executed in other than local currencies are first translated into the local reporting currency. Any related currency exchange adjustments are included in net trading profit/(loss).

Statement of cash flows

Statement of cash flows—For the purposes of the consolidated statements of cash flows, cash and cash equivalents are defined as those amounts included in the balance sheet caption “Cash and due from banks”.

Securities: Trading, Available-for-Sale (AFS), Held-to-Maturity (HTM)

Securities: Trading, Available-for-Sale (AFS), Held-to-Maturity (HTM)—Debt securities are classified as trading, available-for-sale or held-to-maturity and equity securities are classified as trading or available-for-sale, based on management's intention on the date of purchase. Debt securities which management has the positive intent and ability to hold to maturity are classified as held-to-maturity and are reported at amortized cost. Debt and equity securities that are bought and held principally for the purpose of resale in the near term are classified as trading instruments and are stated at fair value with realized and unrealized gains and losses included in net trading profit or loss. All other debt and equity securities are classified as available for sale and carried at fair value with net unrealized gains and losses included in accumulated other comprehensive income/(loss) on a net of tax basis. Interest and dividends on securities, including amortization of premiums and accretion of discounts are included in interest income. An unrealized loss exists when the current fair value of an individual security is less than its amortized cost basis determined using the average cost method at the individual security level. Unrealized losses that are determined to be temporary in nature are recorded, net of tax, in accumulated other comprehensive income/(loss) for available-for-sale securities, while such losses related to held-to-maturity securities are not recorded, as these investments are carried at their amortized cost (less any other-than-temporary impairment).

The Group conducts and documents periodic reviews of all securities with unrealized losses to evaluate whether an Other-than-Temporary-Impairment (OTTI) exists. Any credit related OTTI related to debt securities that the Group does not plan to sell and is not likely to be required to sell, is recognized in earnings as unrealized losses, with the non-credit related OTTI retained in accumulated other comprehensive income/(loss). For other impaired debt securities and equity securities, the entire OTTI is recognized in earnings as unrealized losses.

Factors considered in determining whether a loss is temporary include (a) the length of time for which fair value has been below cost; (b) the severity of the impairment; (c) the cause of the impairment and the financial condition and near-term prospects of the issuer; (d) activity in the market of the issuer which may indicate adverse credit conditions; and (e) the Group's ability and intent to hold the investment for a period of time sufficient to allow for any anticipated recovery.

For investments in equity securities (including mutual fund units), the Group considers the various factors described above, including its intent and ability to hold the equity security for a period of time sufficient for recovery of cost. In general, a significant and prolonged unrealized loss is an OTTI unless significant and robust evidence to the contrary exists.

When the Group lacks that intent or ability, the security's decline in fair value is deemed to be other than temporary and is recorded in earnings. Available-for-sale equity securities deemed to be other-than-temporarily impaired are written down to fair value, with the full difference between fair value and cost recognized in earnings.

Reclassifications between categories of investments

Reclassifications between categories of investments—When rare circumstances cause significant deterioration in the trading activity or substantially affect the observable prices of investment securities classified in the trading category, the Group reclassifies such securities out of the trading category and into the held-to-maturity or available-for-sale categories, provided the securities meet definition of the respective category at the date of reclassification. Such reclassifications can occur only once in response to a single rare event.

If there is a change in intention or ability to hold a debt security to maturity, the Group reclassifies such securities out of the available-for-sale category and into the held-to-maturity category, provided the instruments meet the definition of the latter, at the date of reclassification.

For securities reclassified as described above, the fair value at the date of reclassification becomes the new amortized cost at that date.

When the securities reclassified out of the trading category include embedded derivatives, the Group reassesses at the reclassification date, whether the embedded derivatives need to be separated from the host contract, on the basis of the circumstances that existed when the Group became a party to the contract.

Derivatives

Derivatives—The Group maintains an overall risk management strategy that incorporates the use of derivative instruments to reduce certain risks related to interest rate and foreign currency volatility. On the date the Group enters into a derivative contract, the Group designates the derivative instrument as either hedging or as a freestanding derivative instrument. At December 31, 2012 and 2011 the Group did not have any of its derivative instruments designated as hedging instruments. For freestanding derivative instruments, changes in fair values are reported in current period net income and included in the net trading profit/(loss).

All derivatives are recognized on the consolidated balance sheet at fair value, without taking into consideration the effects of legally enforceable master netting agreements that allow the Group to settle positive and negative positions and offset cash collateral held with the same counterparty on a net basis. Derivatives are recorded as derivative assets or liabilities. The Group's management exercises judgment in determining the fair value of financial assets and liabilities. For exchange traded contracts, fair value is based on quoted market prices. For non-exchange traded contracts, fair value is based on dealer quotes, pricing models, discounted cash flow analysis or quoted prices for instruments with similar characteristics. Valuations of derivative assets and liabilities reflect the value of the instrument including the values associated with counterparty risk. These values also take into account the Group's own credit standing, thus the valuation of the derivative instruments includes the value of the net credit differential between the counterparties to the derivative contract.

The Group occasionally purchases or issues financial instruments containing embedded derivatives. The embedded derivative is separated from the host contract and carried at fair value if the economic characteristics and risks of the derivative are not clearly and closely related to the economic characteristics of the host contract.

Equity method investments

Equity method investments—Equity investments in which the Group exercises significant influence but does not control, are initially recorded at cost and the carrying amount of the investments is adjusted to recognize the Group's share of the earnings or losses of investees after the date of acquisition. The amount of the adjustment, after elimination of any intercompany gains and losses and impairment of goodwill, if any, is included in the determination of the Group's net income. Dividends received by the Group from its equity method investments reduce the carrying amount of those investments.

The excess of the cost of acquisition of the investments and the Group's equity in the investee's underlying net assets represents purchased goodwill. Equity method investment goodwill is not amortized but all equity investments are reviewed for impairment annually.

Loans and leases

Loans and leases—Loans are reported at their outstanding unpaid principal balances adjusted for charge-offs, the allowance for loan losses, and any deferred fees or costs on originated loans. Interest income is accrued on the unpaid principal balance.

Loan origination fees, net of certain direct origination costs, are deferred and recognized as an adjustment to the yield of the related loans.

There are no loans that have been originated which are intended for sale in the secondary market.

Loans also include aggregate rentals on lease financing transactions and residual values net of related unearned income. Lease financing transactions represent direct financing leases. Unearned income is amortized under a method that results in an approximate level rate of return when related to the unrecovered lease investment.

A loan is determined to be past due when any amount with respect to the loan is not collected when contractually due.

The Group has identified two portfolio segments in accordance with ASC 310-10-20 and its internal policies, consumer loans and commercial loans. Consumer loans consist of a large number of homogeneous loans of small amounts given to individual borrowers. Therefore, the consumer loans portfolio is diversified and more resilient to specific risks associated with individual borrowers, but may be more severely affected by changes in macroeconomic conditions (e.g. GDP evolution, unemployment and disposable income). Commercial loans in general consist of large exposures to fewer borrowers to cover their business financing needs. The commercial loans portfolio is less diversified, and therefore, more vulnerable to risks associated with individual borrowers.

As described in Note 13 the Group has elected fair value accounting for certain loans. Such loans are carried at fair value with changes in fair value reported in earnings.

Write Offs

Write-offs—The Group's write-off policy prescribes which loans and receivables fall into its scope and the criteria that must be met for each type of asset in order for each write-off to be approved by the relevant competent committee.

Loan amounts to be written off for accounting purposes are individually identified and fully provided for.

For all loan amounts written-off for accounting purposes, documentation is retained and is available to evidence and support the reasoning for the write-off and that the appropriate actions have been taken.

The following factors are taken into consideration when qualifying a loan for write-off:

(i)       The past due status of the loan.

(ii)       The existence of collateral held by the Group to secure the loan and the ability to liquidate that collateral.

(iii)       The status of legal actions undertaken by the Group as well as the results of recent research regarding the borrower's real property. However, completion of such legal actions is not a necessary condition to write-off a loan if the claim against the borrower would remain valid after the loan is written-off.

(iv)       The existence of other assets held by the borrower identified through available databases.

(v)       An assessment of the costs expected to be incurred for pursuing recovery compared to the expected recovery.

In particular:

(i)       Mortgages are written-off for accounting purposes after a maximum period in past-due of at least 10 years and when there is no realistic prospect of recovering those amounts. The competent business units ensure that all appropriate actions have been taken in order to collect and no further recovery action is possible or practicable.

(ii)       Unsecured consumer, credit card and Small Business Lending (“SBL”) exposures may not be written-off for accounting purposes even after a period of at least 60 months after the agreement is terminated.

(iii)       Corporate and secured SBL exposures are considered for write-off for accounting purposes on a case by case analysis, based on the general requirements (i)-(v) above.

In specific cases corroborated with legal evidence, such as for example fraud or bankruptcy of the borrower, exposures can be written-off for accounting purposes regardless of whether the criteria above are satisfied.

Written-off loans, either retail or corporate, are monitored until completion and exhaustion of legal actions having taken into consideration the efforts and cost required.

Write-offs are approved by each competent committee in accordance with its authority limits prescribed in its charter.

Non-accruing loans

Non-accruing loans—In general, for domestic loans the accrual of interest is discontinued at the time the loan is 90 days delinquent unless the credit is well secured and in process of collection. Residential real estate loans are placed on non-accrual status at the time the loan is 180 days delinquent. For foreign loans the accrual of interest is typically discontinued at the time the loan is 90 days delinquent. In all cases, loans are placed on non-accrual status, or written-off at an earlier date, if collection of principal or interest is considered doubtful.

The interest on these loans is accounted for on a cash-basis, until qualifying for return to accrual. Interest income is recognized upon receipt of the cash. Loans are returned to accrual status when all the principal and interest amounts contractually due are reasonably assured of repayment within a reasonable time frame (except for loans that the agreement has been terminated), or when the loans are modified (see below).

Modifications and troubled debt restructurings ("TDRs")

Modifications and Troubled Debt Restructurings (“TDRs”)—Modifications are considered TDRs if, for economic or legal reasons related to the customer's financial difficulties, a concession is granted to the customer that the Group would not otherwise consider. The concession granted typically involves a modification of terms such as the change of the interest rate, or the reduction of the principal, or the interest accrued off-balance sheet of the loan or the extension of maturity at a stated interest rate lower than the current market rate for a new loan with similar risk.

Each modified loan resets the number of days past due. TDRs that were non-accruing at the time of the restructuring remain non-accruing until a minimum number of payments are made by the borrower, ranging from 4 to 12 depending on the loan product. Loans classified as TDRs are considered impaired.

Allowance for loan losses

Allowance for loan losses and reserves for unfunded lending commitments—The allowance for loan losses is management's estimate of probable incurred losses, including probable incurred losses related to loans modified in a trouble debt restructuring. A loan is considered impaired when, based on current information and events, it is probable that the Group will be unable to collect all amounts due, including principal and interest, according to the contractual terms of the agreement or when it has been classified as TDR.

Individually significant exposures are considered those which, if impaired would have a material impact on profit. Specifically, individually significant exposures are those customer exposures that, for each NBG Group entity, exceed the lower of 0.1% of the entity's equity and EUR 750,000.

Once a loan has been identified as individually impaired, management measures impairment in accordance with ASC 310-10-35. Individually impaired loans are measured based on the present value of payments expected to be received, or for loans that are solely dependent on the collateral for repayment, the estimated fair value of the collateral. If the recorded investment in impaired loans exceeds the measure of estimated fair value, a specific allowance is established as a component of the allowance for loan losses.

The Group performs periodic and systematic detailed reviews of its lending portfolios to identify inherent risks and to assess the overall collectability of those portfolios. Specifically, our methodology has three primary components: specific allowances, coefficient analysis and homogeneous analysis.

Specific allowance: For individually significant commercial loans, specific allowances are recorded based on: historical loss experience, current economic conditions and performance trends within specific industry sectors, payment history, cash flow analysis, collateral value and any other pertinent information. Future expected cash flows take into consideration the customer's risk profile, historical information for similar customers as well as an estimate of the impact of current economic conditions and negative credit trends existing at the time of the assessment. These estimates are management's best estimates regarding the probable impact of the current economic environment on credit losses. If necessary, an allowance for loan losses is established for loans subject to specific allowance. Loss is measured as the difference between the loan's carrying amount and the present value of estimated future cash flows expected to be received.

Coefficient analysis: Most non-significant commercial loans are subject to coefficient analysis. A coefficient analysis is performed on commercial loans, for which no specific allowance is calculated, as described above and the related allowance is calculated using internal credit ratings and loss rates. Individual loans are grouped into 22 risk categories based on common characteristics such as industry, payment history (including delinquency), collateral values and other factors. The rating of each individual corporate customer is re-assessed at least once a year (and more frequently if necessary) and its rating may change based on the customer's financial position and prospects, qualitative criteria and current market conditions. Allowance percentages, or coefficients, based on historic loss rates among these groupings are then applied to determine the allowance for loan losses to be recorded. Our coefficient analysis for the commercial portfolio uses historical data to estimate the default rate assigned to each credit rating. Our rating model was first validated in 2005 by an internationally recognized and independent advisor, and optimized for use in Greece. Since then, it is monitored regularly and its predictive ability is back-tested on an annual basis by our Group Risk Management Division following the Basel II guidelines on monitoring of rating models. The back testing has shown that the predictive ability of the model is strong, so no change in criteria and weights was necessary. Loss rates are estimated at least annually as at the reporting date.

Homogeneous analysis: The allowance on certain homogeneous loan portfolios, which generally consist of mortgage loans, credit cards and other consumer loans in the consumer loans portfolio segment, and certain non-significant commercial loans is based on the valuation of aggregated portfolios of homogeneous loans, generally by loan type, products or channel of distribution.

Loss forecast models are utilized for portfolios of homogeneous loans which consider a variety of factors including, but not limited to, historical loss experience, anticipated defaults or foreclosures based on portfolio trends, delinquencies and credit scores, and expected loss factors by loan type. In addition, in calculating our homogeneous allowances for loan losses we consider the current economic conditions and trends and changes in lending policies and procedures (see Note 13). The period analyzed for the estimation of the loss rates takes into consideration the long recovery periods historically observed in Greece, and is six years for credit cards and consumer loans and twelve years for mortgage loans. These longer recovery periods follow from Greek legislation and judicial system, as well as business practices.

Allowances for losses inherent in loans made through our branches and subsidiaries outside of Greece are estimated by the branch or subsidiary which originated the loan. Methodologies applied are similar to those employed by the Group, for loans in Greece.

Additions to the allowance for loan losses are made by charges to the provision for loan losses and credit exposures deemed to be uncollectible are charged against the provision for loan losses.

Subject to compliance with tax laws in each jurisdiction, a loan which is deemed to be uncollectible or forgiven is written off against the related provision for loans impairment. Subsequent recoveries of amounts previously charged as uncollectible are credited to provision for loan losses in the Income statement.

Under Greek regulations, loans cannot be written off until legal remedies for recovery, which can be a very lengthy process, have been exhausted. Similar regulations apply to our subsidiaries outside Greece, however the legal process takes, in general, significantly less time than in Greece. Historical loss amounts are based on recoveries relating both to balances written off and to balances not written off because not all legal actions for recovery have been fully exhausted.

In addition to the allowance for loan losses, the Group also estimates probable losses related to unfunded lending commitments, such as commercial letters of credit, standby letters of credit and financial guarantees written. Additions to the reserve for unfunded lending commitments are made by charges to the provision for credit losses. The allowance is estimated using the methodology applied to commercial loans.

Fair Value

Fair Value—The Group measures the fair market values of its financial instruments in accordance with ASC 820 “Fair Value Measurements and Disclosures”, which establishes a framework for measuring fair value and also provides certain disclosure requirements. Also in accordance with ASC 820, the Group categorizes its financial instruments, based on the priority of inputs to the valuation technique, into a three-level hierarchy, as discussed below. Trading account assets and liabilities, derivative assets and liabilities, AFS debt and marketable equity securities, and certain other assets are carried at fair value. The Group has also elected to carry certain assets and liabilities at fair value in accordance with ASC 825 “Financial Instruments”, including certain loans and long-term debt. ASC 825 allows an entity the irrevocable option to elect fair value for the initial and subsequent measurement for certain financial assets and liabilities on a contract-by-contract basis.

The fair value disclosures are presented in Note 36 . The levels of hierarchy with respect to the fair values are the following:

Level 1: Quoted prices in active markets for identical assets or liabilities. Level 1 assets and liabilities include debt and equity securities and derivative contracts that are traded in an active exchange market.

Level 2: Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Level 2 assets and liabilities include debt securities with quoted prices that are traded less frequently than exchange-traded instruments, as well as debt securities without quoted prices and certain derivative contracts whose values are determined using pricing models, discounted cash flow methodologies, or similar techniques with inputs that are observable in the market or can be derived principally from or corroborated by observable market data. This category generally includes government and corporate debt securities with prices in markets that are not active and over-the-counter derivative contracts.

Level 3: Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

Transfers between levels are recognized at the end of the reporting period.

Transfers into or out of Level 3 are made if the inputs used in the financial models measuring the fair values of the assets and liabilities become unobservable or observable, respectively, in the current marketplace.

Goodwill, software and other intangibles

Goodwill, software and other intangibles—Net assets of companies acquired in purchase transactions are recorded at fair value at the date of the acquisition. As such, the historical cost basis of individual assets and liabilities are adjusted to reflect their fair value. Goodwill is not amortized, but is reviewed at the reporting unit level for potential impairment at least on an annual basis at the end of the reporting period, or more frequently if events or circumstances indicate a potential impairment. The Group has an option to assess qualitative factors to determine if it is necessary to perform the goodwill impairment test. If, after assessing the totality of events or circumstances, the Group determines that it is not more-likely-than-not that the fair value of a reporting unit is less than its carrying amount, no further testing is necessary. If, however, the Group determines that it is more-likely-than-not that the fair value of a reporting unit is less than its carrying amount, then the Group is required to perform the first step of the two-step goodwill impairment test. The impairment test is performed in two phases. The first step of the goodwill impairment test compares the fair value of the reporting unit with its carrying amount, including goodwill. If the fair value of the reporting unit exceeds its carrying amount, goodwill of the reporting unit is considered not impaired; however, if the carrying amount of the reporting unit exceeds its fair value, an additional procedure must be performed. That additional procedure compares the implied fair value of the reporting unit's goodwill with the carrying amount of that goodwill. An impairment loss is recorded to the extent that the carrying amount of goodwill exceeds its implied fair value. Intangible assets subject to amortization are evaluated for impairment if events and circumstances indicate a possible impairment. Intangible assets that are not subject to amortization are tested for impairment annually or more frequently if events or changes in circumstances indicate that the assets might be impaired. Intangible assets subject to amortization are amortized on a straight-line basis over the period benefited, using an estimated range of anticipated lives, which are 3 to 14 years for software and 6 to 11 years for intangibles arising on acquisitions such as customer relationships and core deposits. Trade names have indefinite useful lives.

Premises and equipment

Premises and equipment—Premises and equipment, including buildings, are stated at cost less accumulated depreciation, except for land, which is stated at cost. Depreciation is provided on a straight-line depreciation basis over the estimated useful lives of individual assets and classes of assets. Maintenance, repairs and minor alterations are expensed as incurred.

Long-lived assets, including those that are to be disposed of, are evaluated for impairment when events or changes in circumstances indicate that the carrying amount may not be recoverable. Recoverability is evaluated by determining if the expected undiscounted future cash flows of a long-lived asset are lower than its carrying value. If not recoverable, the Group recognizes an impairment loss for the difference between the carrying amount and the estimated fair value of the asset. The impairment loss, if any, is reflected in non-interest expense.

Variable Interest Entities

Variable Interest Entities—The Group is involved with VIEs in the normal course of business. The primary use of VIEs is to obtain sources of liquidity for the Group. The Group is also involved in VIEs used for the securitization of certain loans as discussed below.

VIEs are entities defined in ASC 810 “Consolidation” as entities which either have a total equity investment at risk that is insufficient to permit the entity to finance its activities without additional subordinated financial support or whose equity investors lack the characteristics of a controlling financial interest (i.e., ability to make significant decisions through voting rights, right to receive the expected residual returns of the entity, and obligation to absorb the expected losses of the entity). Investors that finance the VIE through debt or equity interests, or other counterparties that provide other forms of support, such as guarantees, or subordinated fee arrangements, are variable interest holders in the entity.

The Group is deemed to have a controlling financial interest and is the primary beneficiary of a VIE if it has both the power to direct the activities that most significantly impact the VIE's economic success and a right to receive benefits or absorb losses of the entity that could be potentially significant to the VIE. The Group continually reassess whether it is the primary beneficiary of a VIE.

For additional information on certain of our VIEs, see Note 12.

Securitization

Securitization—The Group securitizes, sells and services interests in residential mortgage loans, credit cards, consumer and commercial loans. In general the loans are sold to VIEs, which issue securities collateralized with these assets. The accounting for these activities is governed by ASC 860 “Transfers and Servicing”. When a financial asset is transferred, the Group assesses whether the transferor and its consolidated affiliates have surrendered control over the transferred financial assets, determining first whether the transferee should be consolidated. A transfer of an entire financial asset, or a portion of a financial asset that meets the definition of a participating interest, in which the Group has surrendered control over those financial assets shall be accounted for as a sale if and only if all of the following conditions are met:

(a)       the transferred financial assets have been isolated from the Group—put presumptively beyond the reach of the Group and its creditors, even in bankruptcy or other receivership;

(b)       each transferee has the right to pledge or exchange the assets it received, and no condition both constrains the transferee from taking advantage of its rights to pledge or exchange and provided more than a trivial benefit to the Group; and

(c)       the Group does not maintain effective control over the transferred assets through either (1) an agreement that both entitles and obligates the Group to repurchase or redeem them before their maturity, (2) the ability to unilaterally cause the holder to return specific assets other than through a cleanup call or (3) an agreement that permits the transferee to require the Group to repurchase the transferred financial assets at a price that is so favorable to the transferee that it is probable that the transferee will require the Group to repurchase them.

For transfers of financial assets recorded as sales, the Group recognizes and initially measures at fair value all assets obtained (including beneficial interests) and liabilities incurred. The Group recognizes a gain or loss in net trading profit/(loss) for the difference between the carrying amount and the fair value of the assets sold.

Income taxes

Income taxes—Income taxes payable on profits, based on the applicable tax laws in each jurisdiction, is recognized as an expense in the period in which profits arise. The Group accounts for deferred income taxes under the asset and liability method, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements.

Deferred income tax assets and liabilities are determined using the asset and liability (or balance sheet) method based on enacted income tax rates/laws expected to apply upon reversal. Under this method, the net deferred tax asset or liability is determined based on the tax effects of the differences between the book and tax bases of the balance sheet assets and liabilities. The impact on changes in tax laws and rates are recognized in their entirety within income tax expense in the period that includes the date of enactment in the respective jurisdiction.

Recognition of deferred tax assets is based on management's belief that it is more likely than not that the tax benefit associated with certain temporary differences, such as tax operating loss carry forward and tax credits, will be realized, based on all available evidence. A valuation allowance is recorded to reduce the amount of the deferred tax assets to the highest amount that is more likely than not to be realized. In making such determination, the Group considers all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax planning strategies and recent financial results. In the event the Group was to determine that it would be able to realize its deferred income tax assets in the future in excess of their net recorded amount, it would make an adjustment to the valuation allowance which would reduce the provision for income taxes.

The Group does not recognize in its financial statements tax benefits for tax positions unless it has met the recognition and measurement principles contained in ASC 740 “Income taxes”. A benefit can only be recognized if it is “more likely than not” that the benefit will be sustained on audit by the taxing authority based solely on the technical merits of the associated tax position. In this evaluation, the Group assumes that the position (1) will be examined by a taxing authority that has full knowledge of all relevant information and (2) will be resolved in the court. If the recognition threshold is not met, no benefit is recognized, even when the Group believes that a certain amount of benefit will ultimately be realized. Tax benefits for positions meeting the recognition criteria, are recognized in the financial statements in the amount that is at least more likely than not to be sustained upon settlement with the tax authorities. The Group recognizes interest accrued related to unrecognized tax benefits and penalties as income tax expense.

Insurance operations

Insurance operations—Insurance operations include both life and general (property and casualty) insurance underwriting operations. Life insurance underwriting operations include traditional and universal life-type contracts. Traditional basic life insurance policies with regular and single premium mode are accounted for as long-duration and limited-payment contracts respectively. Riders attached to basic life policies distinguished by the ability of the Group to apply premium increases in order to absorb adverse claims experience. Property and Casualty insurance policies are accounted for as short duration contracts and their corresponding liabilities (Unearned premium reserves, Unexpired risk reserve, Outstanding claims reserve and Provision for claims incurred but not reported (“IBNR”)) are included in Insurance Reserves in the accompanying Consolidated Balance Sheets. Income from insurance operations and expenses such as insurance claims, reserves movement, commissions and reinsurance premium ceded are included in other non-interest income and expenses, respectively. In particular, premiums from life insurance and mortgage payment insurance plans are included in “Other non-interest income”, whereas claims, reserve movement and commissions are included in “Other non-interest expense”.

Premium revenues from traditional life insurance policies (long-duration contracts) are recognized as revenue as and when they become due from policyholders. Premiums collected on universal life-type contracts are not reported as revenue. Revenues from such contracts represent amounts assessed against policyholders and are reported in the period that the amounts are assessed. Premium income from short duration contracts, including reinsurance assumed, is recognized over the life of the policy. Income and costs on policies, which relate to subsequent periods are deferred and recognized in the period to which they relate. Liabilities for outstanding claims and claim adjustment expenses are estimates of payments to be made for reported claims and claim adjustment expenses and estimates of claim and claim adjustment expenses incurred but not reported. These liabilities are determined using case basis evaluations and statistical analyses of historical loss patterns and represent estimates of the ultimate cost of all losses incurred but not paid. These estimates are continually reviewed and adjusted as necessary; adjustments are recognized in the period in which the adjustments occur.

The Group establishes liabilities for amounts payable under insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with U.S.GAAP and applicable actuarial standards. For long duration contracts, principal assumptions used in the establishment of liabilities for future policy benefits are future investment yields, mortality, expenses, options and guarantees, morbidity and termination rates at the time of inception of insurance contracts. Original assumptions are adjusted to reflect actual experience and may require the establishment of premium deficiency reserve. Revised assumptions reflect estimates of future monetary inflation, medical inflation, the swap rate of bonds as at the end of each reporting period and recent experience concerning risk factors mentioned above. An appropriate discount factor is used. Premium deficiency reserve may also be established for short duration contracts to provide for expected future losses. These reserves are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. Changes in the premium deficiency reserve are recognized in the period in which the changes occur.

Insurance reserves for expected costs relating to life insurance policies are accrued over the current and expected renewal periods of the contracts. The present value of estimated future policy benefits payable, less the present value of estimated future net premiums to be collected is estimated using approved actuarial methods that use assumptions about future investment yields, mortality, expenses, options and guarantees, morbidity and termination rates at the time of inception of insurance contracts. Original assumptions are adjusted to reflect actual experience and any premium deficiency estimated is charged off to income for the period. Revised assumptions reflect estimates of future monetary inflation, medical inflation, the swap rate of bonds as at the end of each reporting period and recent experience concerning risk factors mentioned above. An appropriate discount factor is used.

The Group incurs costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized and include commissions and other incremental direct costs of contract acquisition. All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred. Deferred acquisition costs are amortized over the terms of the insurance policies.

For each of its reinsurance agreements, the Group determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Group's obligations as the primary insurer. The Group reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the Consolidated Balance Sheets. Amounts currently recoverable under reinsurance agreements are included in Other Assets and amounts currently payable are included in Other Liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Group under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

Pensions

Pensions—The Group sponsors both defined contribution and defined benefit pension plans, including defined benefit plans for children of Group personnel. The Group also provides termination indemnities to its retiring staff, depending on the Group company and the jurisdiction in which it operates.

Contributions to defined contribution plans are charged to the income statement as employee benefits when the employee renders service to the Group.

With regards to defined benefit pension plans, the Group calculates the projected benefit obligation at the end of each reporting period as the actuarial present value of all benefits attributed to employee service rendered based on the respective plan's benefit formula. This obligation less the fair value of any plan assets represents the funded status of the Group's plans and is recognized in the consolidated balance sheet under accounts payable, accrued expenses and other liabilities. Key assumptions used for the actuarial calculation are determined by the Group through future projections, which are based on historical trends, current market data and agreements between Group companies and their staff. Net periodic pension cost is recognized in the Group's income statement under employee benefits and includes service cost (the actuarial present value of benefits attributed to services rendered by employees), expected return on plan assets, amortization of prior service cost or credit and actuarial gains or losses. Net gains and losses are amortized to net periodic pension cost if, as of the beginning of the year, that net gain or loss exceeds 10 percent of the greater of the projected benefit obligation or the market related value of plan assets. Amortization of net gains and losses and prior service cost is performed over the average remaining service period of active employees expected to receive benefits under the plan.

Other assets and other liabilities

Other assets and other liabilities—Other assets includes, among other items, assets acquired through foreclosure proceedings, accounts receivable of non-financial services sector subsidiaries, deferred tax assets and taxes withheld.

Other liabilities includes, among other items, accrued expenses and deferred income, deferred tax liabilities, accrued interest and commissions, pension liabilities, dividends payable and other accounts payable.

Foreclosed assets

Foreclosed assets—Foreclosed assets arise when the Group initiates legal actions for debt collection upon the recognition that repayment or restructuring of the debt cannot be achieved. In case the exposures are collateralized with assets, legal actions involve the initiation of an auction program that targets the repayment of the loans through the collateral liquidation value.

Assets that are classified as “foreclosed assets” are included in other assets upon actual foreclosure or when physical possession of the collateral is taken, through mutual agreement or court action. These assets are reported as held for sale in accordance with ASC 360-10-45-9. Foreclosed properties are initially measured at the fair value of the property less estimated costs to sell. Prior to foreclosure, any write-downs, if necessary, are charged to the allowance for loan losses. Subsequent to foreclosure, gains or losses on the sale of, and losses on the periodic revaluation of, foreclosed properties are recorded in “Net other income/(expense)”.

Discontinued operations

Discontinued operations—A discontinued operation is a component of the Group that comprises operations and cash flows that can be clearly distinguished, operationally and for financial reporting purposes, from the rest of the entity. Classification as discontinued operations occurs upon disposal or when the operations meet the criteria to be classified as held for sale. Discontinued operations are presented on the face of the income statement.

Dividend policy

Dividend policy—The Bank, on the basis of its statutory financial statements prepared in accordance with IFRS as endorsed by the EU, pays dividends out of:

•       distributable profits for the year (i.e., profits net of: (a) tax; (b) losses carried forward; and (c) prior year tax audit differences); and

•       retained earnings, special reserves or ordinary reserves to the extent they exceed the amount required to be maintained by law.

Each year the Bank is required, by Greek Company Law 2190/1920, to declare and distribute a minimum dividend out of its net profits, if any, equal to 35% of the net profits for the year less statutory reserves, any profits resulting from the sale of equity participations that represent at least 20% of the paid up share capital of a subsidiary company in which the Bank has held an equity participation for at least ten years and unrealized net gains from financial instruments.

Any distribution of the remainder of the distributable profits must be approved by a General Meeting of the Shareholders with the ordinary quorum and majority voting requirements. No distribution can be effected if, on the closing date of the last financial year, the total shareholders' equity is, or will become after that distribution, lower than the sum of share capital and the reserves, the distribution of which is prohibited by Greek Law or the Bank's Articles of Association.

A majority representing at least 65% of the paid-up share capital may vote to waive this. The undistributed dividend (up to 35% minimum dividend) must then be transferred to a special reserve which must, within four years following the General Meeting, be distributed in the form of a stock dividend. Furthermore, a majority representing at least 70% of the Bank's paid-up capital may vote to waive this stock dividend.

According to the provisions of article 28 of Greek Law 3756/2009 and decision 20708/B/1175/23.4.2009 of the Minister of Economy and Finance, banks participating in the plan to strengthen the liquidity of the Greek banking sector and economy (the “Hellenic Republic bank support plan”) are allowed to distribute dividends to ordinary shareholders up to 35% of distributable profits at the parent company level. Moreover, pursuant to Greek Law 3723/2008, article 28 of Greek Law 3756/2009 and article 39 of Greek Law 3844/2010, for 2008 and 2009, banks participating in the plan were allowed to distribute dividends to ordinary shareholders only in the form of shares, which cannot be treasury shares. As it is clearly stipulated in the above law and decision, the above restrictions, do not apply to any dividend or fixed return on preference shares that are being traded in foreign organized markets.

Normally, dividends are declared and paid in the year subsequent to the reporting period. Banks participating in the plan were allowed to distribute dividends, for 2010 and 2011, only in the form of shares, however, these could not be treasury shares, in accordance with Greek Law 3965/2011 and Greek  Law 4063/2012, respectively. No dividend distribution to any class of shares was approved by the annual Ordinary General Meeting of the Bank's Shareholders held on June 28, 2012, in compliance with the provisions of articles 44a, 42c and 43 of Greek Company Law 2190/1920.

The restrictions of Greek Law 3723/2008 regarding the distribution of dividends apply by analogy to the Bank as a result of its participation in the recapitalization framework of Greek Law 3864/2010. In addition, for so long as the Bank participates in the recapitalization framework of Greek Law 3864/2010, the HFSF'sHellenic Financial Stability Fund's (“HFSF”) representative who sits on the Bank's Board of Directors has the power to veto any decision of the Board of Directors of the Bank regarding, inter alia, the distribution of dividends and remunerations.

In addition, pursuant to the commitments undertaken by the Hellenic Republic vis-à-vis the European Commission due to the provision of state-aid to Greek banks, the Bank is prohibited from distributing dividends or paying coupons on own fund instruments or releasing reserves to put itself in such a position until the end of the restructuring period, unless such payment fulfills legal obligation of the Bank or the Directorate General for Competition of the European Commission grants a relevant exception.

Furthermore, on November 9, 2012, Cabinet's Act 38/9-11-2012 (GG A' 223) regarding the recapitalisation of the banks, provided that when the Bank issues contingent convertible notes (“CoCos”) and for as long as these CoCos are outstanding:

  the bank pays no dividend to common shareholders;
  the amount that would have been set aside for dividend distribution to common shareholders is used for paying, on a pro-rata basis, interest on CoCos, interest on dividends to other classes of securities ranking pari pasu to CoCos, as well as for repurchasing the said securities.

Resale and repurchase agreements

Resale and repurchase agreements—The Group enters into securities purchases under agreements to resell (resale agreements) and securities sales under agreements to repurchase (repurchase agreements) of substantially identical securities. Resale agreements and repurchase agreements are accounted for as secured lending and secured borrowing transactions, respectively.

The amounts advanced under resale agreements and the amounts borrowed under repurchase agreements are carried on the balance sheet at the amount advanced or borrowed plus accrued interest. The market value of these securities is monitored and the level of collateral is adjusted accordingly.

Repurchase of own debt

Repurchase of own debt—Repurchase of own debt is accounted for as a derecognition in accordance with ASC 405-20 “Liabilities—Extinguishment of liabilities”. On the date of extinguishment the difference between the carrying value (which includes amortization of any premium/discount and issue costs up to the re-acquisition date) and the acquisition price is recorded as a gain in the income statement.

Share based payment transactions

Share-based payment transactions—The Bank has approved Group-wide share options plans for the executive members of the Board of Directors (“BoD”), management and staff of the Group. The fair value of the employee services received in exchange for the grant of the options is recognized as a compensation cost, with the corresponding credit recognized in equity. The total amount to be expensed over the requisite period, which is determined by reference to the fair value of the share options granted, is calculated with the graded vesting attribution method. The fair value of the options is determined using an option-pricing model that takes into account the stock price at the grant date, the exercise price, the expected life of the options, the expected volatility of and the expected dividends on the underlying stock, and the risk-free interest rate over the expected life of the option.

When the options are exercised and new shares are issued, the proceeds received net of any transaction costs are credited to common stock and additional paid-in capital.

Accumulated other comprehensive income / (loss) (Accumulated OCI)

Accumulated other comprehensive income/(loss) (Accumulated OCI)—The Group records unrealized gains and losses on AFS Securities, unrecognized actuarial gains and losses, transition obligation and prior service costs on Pension and Postretirement plans and foreign currency translation adjustments in Accumulated OCI, net of tax. Gains and losses on AFS Securities are reclassified to Net income/(loss) as the gains or losses are realized upon sale of the securities. Other-than-temporary impairment charges are reclassified to Net income/(loss) at the time of the charge. Translation gains or losses on foreign currency translation adjustments are reclassified to Net income/(loss) upon the substantial sale or liquidation of investments in foreign operations.

Treasury stock

Treasury stock—The Group parent company's common stock, owned by the Group entities, is considered to be treasury stock and is recorded at cost. Gains and losses on disposal of treasury stock are recorded in equity.

Earnings per share

Earnings per share—Basic earnings per share is computed by dividing income available to ordinary shareholders by the weighted average number of common shares outstanding for the period. Diluted earnings per share reflects the potential dilution that could occur if securities or other contracts were exercised and is computed after giving consideration to the weighted average dilutive effect of these common stock equivalents.

Adjustments to the carrying amount of redeemable non-controlling interest in the form of a common stock instrument with a fair value redemption feature do not impact earnings per share.

For the purpose of the earnings per share calculations, shares owned by entities within the Group are not included in the calculations of the denominators.

Use of estimates

Use of estimates—In preparing these consolidated financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated balance sheets and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates.

Recently adopted accounting pronouncements

Recently adopted accounting pronouncements

In July 2010, the FASB issued ASU 2010-20, “Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses” (ASU 2010-20), an update to ASC Topic 310—Receivables. The amendments in ASU 2010-20 enhanced disclosures about the credit quality of financing receivables and the allowance for credit losses. The disclosures as of the end of a reporting period (effective for the first interim or annual reporting period ending after December 15, 2010) were included in the Group's consolidated financial statements in the Group's annual report on Form 20-F for the year 2010. The disclosures about activity that occurred during a reporting period (effective for the first annual reporting period beginning after December 15, 2010) were included in the Group's consolidated financial statements in the Group's annual report on Form 20-F for the year 2011. The disclosures regarding Troubled Debt Restructurings (effective for the first interim or annual reporting period beginning on or after June 15, 2011) are provided for the first time in the Group's annual report on Form 20-F for the year 2012. For further information, refer to Note 13.

In October 2010, the FASB issued ASU 2010-26 “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts”. The amendments in this ASU specify that certain costs incurred in the successful acquisition of new and renewal contracts should be capitalized. Those costs include incremental direct costs of contract acquisition that result directly from and are essential to the contract transaction(s) and would not have been incurred by the insurance entity had the contract transaction(s) not occurred. Additionally, advertising costs are only to be capitalized as deferred acquisition costs if the capitalization criteria for direct-response advertising in Subtopic 340-20 are met. All other acquisition-related costs—including costs incurred by the insurer for soliciting potential customers, market research, training, administration, unsuccessful acquisition or renewal efforts, and product development—should be charged to expense as incurred. Administrative costs, rent, depreciation, occupancy, equipment, and all other general overhead costs are considered indirect costs and should also be charged to expense as incurred. These amendments are effective for the Group's consolidated financial statements for the year beginning January 1, 2012. The application of ASU 2010-26 had no significant effect on the Group, as the costs capitalized are in line with the guidance in the new amendment.

In April 2011, FASB issued ASU 2011-02, “A Creditor's Determination of whether a Restructuring Is a Troubled Debt Restructuring”, to help creditors in determining whether a creditor has granted a concession and whether a debtor is experiencing financial difficulties for purposes of determining whether a restructuring constitutes a troubled debt restructuring. The new guidance requires for creditors to evaluate modifications and restructurings of receivables using a more principles-based approach, which may result in more modifications and restructurings being considered troubled debt restructurings. In addition, the amendments to Topic 310 clarify that a creditor is precluded from using the effective interest rate test in the debtor's guidance on restructuring of payables when evaluating whether a restructuring constitutes a troubled debt restructuring. These amendments were effective for the Group's consolidated financial statements for the year beginning January 1, 2012.

In April, 2011, FASB issued ASU 2011-03, “Reconsideration of Effective Control for Repurchase Agreements”. The ASU removes from the assessment of effective control the criterion requiring the transferor to have the ability to repurchase or redeem the financial assets on substantially the agreed terms, even in the event of default by the transferee. The ASU does not change the other criteria in ASC 860. Accordingly, a transferor in a repo transaction is deemed to have effective control if the following conditions are met: (1) the financial assets to be repurchased or redeemed are the same or substantially the same as those transferred; (2) the agreement is to repurchase or redeem them before maturity, at a fixed or determinable price; and (3) the agreement is entered into contemporaneously with, or in contemplation of, the transfer. The guidance is effective prospectively for transactions, or modification of existing transactions, of the Group that occurred on or after January 1, 2012, and did not have an impact on the consolidated statements of income and consolidated balance sheets.

In September, 2011, the FASB issued ASU 2011-08, “Testing Goodwill for Impairment”, which amends the guidance in ASC 350-202 on testing goodwill for impairment. Under the revised guidance, entities testing goodwill for impairment have the option of performing a qualitative assessment before calculating the fair value of the reporting unit (i.e., step 1 of the goodwill impairment test). If entities determine, on the basis of qualitative factors, that the fair value of the reporting unit is more likely than not less than the carrying amount, the two-step impairment test would be required. The ASU does not change how goodwill is calculated or assigned to reporting units, nor does it revise the requirement to test goodwill annually for impairment. In addition, the ASU does not amend the requirement to test goodwill for impairment between annual tests if events or circumstances warrant; however, it does revise the examples of events and circumstances that an entity should consider. The amendments are effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. The implementation of this guidance did not have any significant impact on the Group's financial position or results of operations.

In June 2011, FASB issued ASU 2011-05, “Presentation of Comprehensive Income”. This amendment requires comprehensive income to be reported in either a single statement or in two consecutive statements reporting net income and other comprehensive income. The amendments do not change what items are reported in other comprehensive income or the requirement to report classification of items from other comprehensive income to net income. These amendments are effective prospectively for the Group's consolidated financial statements for the year beginning January 1, 2012, involve disclosures only, and did not have a significant impact on the consolidated statements of income and consolidated balance sheets. The Group presents the components of comprehensive income in two consecutive statements. In December 2011, FASB issued ASU 2011-12 which deferred certain aspects of ASC 2011-05. These deferred aspects did not include the requirement to report comprehensive income in either a single statement or in two consecutive statements reporting net income and other comprehensive income. The deferral period will begin for the Group on January 1, 2012 and would remain in effect indefinitely.

In May, 2011, FASB issued ASU 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. These amendments result in common fair value measurement and disclosure requirements in U.S. GAAP and IFRSs. Consequently, the amendments change the wording used to describe many of the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements. For many of the requirements, the amendments in this ASU do not result in a change in the application of the requirements in Topic 820. Some of the amendments clarify the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. These amendments are effective prospectively for the Group's consolidated financial statements for the year beginning January 1, 2012. The implementation of this guidance did not have a significant impact on the Group's financial position or results of operations.

Recently issued accounting pronouncements

Recently issued accounting pronouncements

In December, 2011, the FASB issued ASU 2011-11, “Disclosures about Offsetting Assets and Liabilities”, which requires the disclosure of information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. Entities are required to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. This scope would include derivatives, sale and repurchase agreements and reverse sale and repurchase agreements, and securities borrowing and securities lending arrangements.

In January 2013, the FASB issued ASU 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”, which clarify that the scope of Update 2011-11 applies to derivatives accounted for in accordance with Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are either offset in accordance with Section 210-20-45 or Section 815-10-45 or subject to an enforceable master netting arrangement or similar agreement.

The amendments in ASU 2011-11 and ASU 2013-01 are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods and must be applied retrospectively for all periods presented that begin before an entity's date of initial adoption of the requirements. The Group has not applied these amendments and will provide the required new disclosures when it applies the amendments.

In July, 2012, the FASB issued ASU 2012-02, “Testing Indefinite-Lived Intangible Assets for Impairment”, which provides the option first to assess qualitative factors to determine whether the existence of events and circumstances indicates that it is more likely than not that the indefinite-lived intangible asset is impaired. If, after assessing the totality of events and circumstances, an entity concludes that it is not more likely than not that the indefinite-lived intangible asset is impaired, then the entity is not required to take further action. However, if an entity concludes otherwise, then it is required to determine the fair value of the indefinite-lived intangible asset and perform the quantitative impairment test by comparing the fair value with the carrying amount in accordance with Subtopic 350-30. An entity also has the option to bypass the qualitative assessment for any indefinite-lived intangible asset in any period and proceed directly to performing the quantitative impairment test. An entity will be able to resume performing the qualitative assessment in any subsequent period. The amendments are effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. The implementation of this guidance is not expected to have a significant impact on the Group's financial position or results of operations.

In February 2013, the FASB issued ASU 2013-02, “Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income”, which require an entity to provide information about the amounts reclassified out of accumulated other comprehensive income by component. In addition, an entity is required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of accumulated other comprehensive income by the respective line items of net income but only if the amount reclassified is required under U.S. GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under U.S. GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures required under U.S. GAAP that provide additional detail about those amounts. These amendments are effective prospectively for reporting periods beginning on or after December 15, 2012. The Group has not applied these amendments and will apply the new presentation requirements when it applies the amendments.

In February 2013, the FASB issued ASU 2013-04, “Obligations Resulting from Joint and Several Liability Arrangements for Which the Total Amount of the Obligation Is Fixed at the Reporting Date (a consensus of the FASB Emerging Issues Task Force)”, which requires an entity to measure obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of this guidance is fixed at the reporting date, as the sum of the following:

  The amount the reporting entity agreed to pay on the basis of its arrangement among its co-obligors
  Any additional amount the reporting entity expects to pay on behalf of its co-obligors.

       The guidance in this ASU also requires an entity to disclose the nature and amount of the obligation as well as other information about these obligations. These amendments are effective for fiscal years, and interim periods within those years, beginning after December 15, 2013. The Group has not applied these amendments and has not yet determined their impact on the Group's financial position and results of operations.

In March 2013, the FASB issued ASU 2013-05, “Parent's Accounting for the Cumulative Translation Adjustment upon Derecognition of Certain Subsidiaries or Groups of Assets within a Foreign Entity or of an Investment in a Foreign Entity”. According to these amendments, when a reporting entity (parent) ceases to have a controlling financial interest in a subsidiary or group of assets that is a nonprofit activity or a business (other than a sale of in substance real estate or conveyance of oil and gas mineral rights) within a foreign entity, the parent is required to apply the guidance in Subtopic 830-30 to release any related cumulative translation adjustment into net income. Accordingly, the cumulative translation adjustment should be released into net income only if the sale or transfer results in the complete or substantially complete liquidation of the foreign entity in which the subsidiary or group of assets had resided.

For an equity method investment that is a foreign entity, the partial sale guidance in Section 830-30-40 still applies. As such, a pro rata portion of the cumulative translation adjustment should be released into net income upon a partial sale of such an equity method investment. However, this treatment does not apply to an equity method investment that is not a foreign entity. In those instances, the cumulative translation adjustment is released into net income only if the partial sale represents a complete or substantially complete liquidation of the foreign entity that contains the equity method investment.

Additionally, the amendments in this Update clarify that the sale of an investment in a foreign entity includes both (1) events that result in the loss of a controlling financial interest in a foreign entity (that is, irrespective of any retained investment) and (2) events that result in an acquirer obtaining control of an acquiree in which it held an equity interest immediately before the acquisition date (sometimes also referred to as a step acquisition). Accordingly, the cumulative translation adjustment should be released into net income upon the occurrence of those events. These amendments are effective prospectively for fiscal years (and interim reporting periods within those years) beginning after December 15, 2013. The Group has not applied these amendments.

MERGERS, ACQUISITIONS, DISPOSALS AND NEW ENTITIES ESTABLISHED (Tables)	12 Months Ended
Dec. 31, 2012
Mergers Acquisitions Disposals Disclosure Tables [Abstract]
MERGERS, ACQUISITIONS, DISPOSALS AND NEW ENTITIES ESTABLISHED (Tables)

(EUR in thousands)
Gain on disposal of Finans Pension
Total cash consideration	87,738
Plus: Fair value of interest retained	104,298
Less: Net assets derecognized	(30,100)
Less: Expenses	(4,668)
Gain	157,268

The gain is included in the caption of the income statement “Other non-interest income”. The portion of the gain related to the remeasurement of the investment retained in the former subsidiary amounted to EUR 89,549 thousand and was determined as follows:

Fair value of interest retained (49%)	104,298
Less: 49% of net assets derecognized (30.100 x 49%)	(14,749)
Portion of gain	89,549

	2010	2011	2012

	(EUR in thousands)
Net income / (loss) attributable to NBG shareholders	(354,772)	(14,539,668)	(2,537,491)
Transfers (to) / from the non-controlling interest
Increase in NBG's paid-in-capital for purchase of 49,9% of CPT Investments Ltd	-	216,861	-
Decrease in NBG's paid-in-capital for purchase of 10,2% of Banca Romaneasca	-	-	(7,100)
Increase / (decrease) in NBG's paid-in-capital duo to minor changes in participations in other subsidiaries	4,078	2,623	(3,101)
Net transfers to / from non-controlling interest	4,078	219,484	(10,201)
Change from net income attributable to NBG shareholders and transfers (to) / from non-controlling interest	(350,694)	(14,320,184)	(2,547,692)

CASH AND DUE FROM BANKS (Tables)	12 Months Ended
Dec. 31, 2012
Cash And Due From Banks Table [Abstract]
Cash And Due From Banks Table

	2011	2012
	(EUR in thousands)
Current accounts with banks	444,730	536,896
Cash and similar items	1,058,153	1,134,941
Current account with central bank	209,730	475,365
Other	5,123	9,638
Total	1,717,736	2,156,840

INTEREST BEARING DEPOSITS WITH BANKS (Tables)	12 Months Ended
Dec. 31, 2012
Interest Bearing Deposits In Banks Details [Abstract]
Interest Bearing Deposits In Banks Tables

	2011	2012
	(EUR in thousands)
Placements in EUR	2,886,597	2,535,738
Placements in other currencies	881,027	440,805
Total	3,767,624	2,976,543
Maturity analysis:
Up to 3 months	3,567,531	2,513,582
From 3 months to 1 year	26,045	46,283
Over 1 year	174,048	416,678
Total	3,767,624	2,976,543

TRADING ASSETS (Tables)	12 Months Ended
Dec. 31, 2012
Trading Securities Balance Sheet Reported Amounts Tables [Abstract]
Trading Account Assets Tables [Text Block]

	2011	2012
	(EUR in thousands)
Greek government bonds	259,233	62
Debt securities issued by other governments and public sector entities	219,807	255,923
Greek treasury bills	2,268,222	3,221,845
Foreign treasury bills	24,057	1,662,856
Debt securities issued by Greek financial institutions	44,395	41,538
Debt securities issued by foreign financial institutions	110,026	209,832
Corporate debt securities issued by Greek companies	10,876	17,559
Corporate debt securities issued by foreign companies	5,547	9,119
Equity securities issued by Greek companies	7,767	30,249
Equity securities issued by foreign companies	8,750	7,557
Mutual fund units	5,408	11,984
Total	2,964,088	5,468,524

DERIVATIVES (Tables)	12 Months Ended
Dec. 31, 2012
Derivatives Tables [Abstract]
Derivatives

Derivative Assets(1)
	2011		2012
	Contract/		Contract/
	Notional	Fair	Notional	Fair
	amount	Value	amount	Value
	(EUR in thousands)		(EUR in thousands)
Cross currency interest rate swaps	6,736,338	792,046	5,819,717	314,051
Financial futures	346,708	8,142	67,288	2,830
Foreign exchange swaps	3,003,201	55,768	1,736,980	14,543
Forward rate agreements	69,865	608	125,340	712
Interest rate swaps	22,598,883	2,594,929	22,002,316	3,248,952
Options	4,794,160	114,378	6,474,875	73,554
Outright foreign exchange forwards	889,417	39,744	660,553	10,693
Credit Derivatives	7,803	65	15,138	148
Other	1,293	285	4,110,512	27,541
Total	38,447,668	3,605,965	41,012,719	3,693,024

Derivative Liabilities(1)
	2011		2012
	Contract/		Contract/
	Notional	Fair	Notional	Fair
	amount	Value	amount	Value
	(EUR in thousands)		(EUR in thousands)
Cross currency interest rate swaps	4,328,113	542,310	6,326,935	326,520
Financial futures	1,433,408	8,369	1,729,773	5,101
Foreign exchange swaps	1,643,232	27,359	1,461,782	16,735
Forward rate agreements	80,441	2,463	65,173	1,319
Interest rate swaps	26,376,089	3,580,272	24,193,694	4,335,112
Options	3,033,158	108,859	2,630,847	67,166
Outright foreign exchange forwards	1,422,942	47,114	564,006	6,286
Credit Derivatives	46,820	3,503	321,357	26,158
Other	1,444	239	-	-
Total	38,365,647	4,320,488	37,293,567	4,784,397

(1) Includes both long and short derivative positions.
Credit derivative liabilities at December 31, 2012 relate to a guarantee for the non-payment risk of the Hellenic Republic.

Gains and losses on derivative instruments
Gains and losses on derivative instruments are presented within Net trading income / (loss) in the Statement of Income and Comprehensive Income and for the year ended December 31, 2010, 2011 and 2012 and are analyzed as follows:
	2010	2011	2012
	Net gains/(losses)	Net gains/(losses)	Net gains/(losses)

	(EUR in thousands)
Interest rate swaps and cross currency interest rate swaps	(590,551)	(1,588,841)	(945,099)
Financial futures	(227,366)	(92,185)	(76,056)
Foreign exchange swaps	13,433	(9,723)	(42,221)
Forward rate agreements	(8,928)	3,829	(2,937)
Options	(123,067)	415,621	(5,385)
Outright foreign exchange forwards	(8,235)	96,158	(67,951)
Credit Derivatives	-	-	(26,158)
Other	5,453	(236)	25,104
Total	(939,261)	(1,175,377)	(1,140,703)

INVESTMENT SECURITIES (Tables)	12 Months Ended
Dec. 31, 2012
Investment Securities Details [Abstract]
Investment Securities Available For Sale Tables [Text Block]

	2011
Available-for-sale securities		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	(Losses)	Value
	(EUR in thousands)
Greek government bonds	3,730,682	-	(33,304)	3,697,378
Debt securities issued by other governments and public sector entities	3,154,367	7,840	(108,456)	3,053,751
Foreign treasury bills	181,130	53	(733)	180,450
Corporate debt securities issued by companies incorporated in Greece	701,889	685	(242,048)	460,526
Corporate debt securities issued by companies incorporated outside Greece	715,904	32,653	(93,675)	654,882
Equity securities issued by companies incorporated in Greece	56,968	817	(165)	57,620
Equity securities issued by companies incorporated outside Greece	42,107	6,121	(3,273)	44,955
Mutual Fund units	452,200	2,254	(32,292)	422,162
Total available-for-sale securities	9,035,247	50,423	(513,946)	8,571,724

	2012
Available-for-sale securities		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	(Losses)	Value
	(EUR in thousands)
Greek government bonds	1,640,954	83,770	(43,385)	1,681,339
Debt securities issued by other governments and public sector entities	3,316,344	175,048	(2,567)	3,488,825
Foreign treasury bills	318,308	52	(1,399)	316,961
Corporate debt securities issued by companies incorporated in Greece	567,915	817	(82,321)	486,411
Corporate debt securities issued by companies incorporated outside Greece	533,708	14,992	(41,477)	507,223
Equity securities issued by companies incorporated in Greece	56,004	32,308	(97)	88,215
Equity securities issued by companies incorporated outside Greece	19,308	8,306	(28)	27,586
Mutual Fund units	459,838	36,435	(1,410)	494,863
Total available-for-sale securities	6,912,379	351,728	(172,684)	7,091,423

The following table presents the fair value and the associated unrealized losses of available-for-sale securities in an unrealized loss position as at December 31, 2011. The table also discloses whether these securities have had unrealized losses for periods less than 12 months or for 12 months or longer.

	2011
	Less than 12 months		12 months or longer		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
	(EUR in thousands)
Available-for-sale securities
Greek government bonds	1,327,674	(33,304)	-	-	1,327,674	(33,304)
Debt securities issued by other governments and public sector entities	2,403,878	(91,797)	60,037	(16,659)	2,463,915	(108,456)
Foreign treasury bills	29,322	(733)	-	-	29,322	(733)
Corporate debt securities issued by companies incorporated in Greece	17,900	(9,467)	335,976	(232,581)	353,876	(242,048)
Corporate debt securities issued by companies incorporated outside Greece	137,609	(16,698)	216,391	(76,977)	354,000	(93,675)
Equity securities issued by companies incorporated in Greece	506	(165)	-	-	506	(165)
Equity securities issued by companies incorporated outside Greece	3,274	(3,063)	1,121	(210)	4,395	(3,273)
Mutual Fund units	231,391	(23,362)	74,011	(8,930)	305,402	(32,292)
Total available-for-sale securities	4,151,554	(178,589)	687,536	(335,357)	4,839,090	(513,946)

The following table presents the fair value and the associated unrealized losses of available-for-sale securities in an unrealized loss position as at December 31, 2012. The table also discloses whether these securities have had unrealized losses for periods less than 12 months or for 12 months or longer.

	December 31, 2012
	Less than 12 months		12 months or longer		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses
	(EUR in thousands)
Available-for-sale securities in unrealized loss position
Greek government bonds	3,271	(151)	1,341,120	(43,234)	1,344,391	(43,385)
Debt securities issued by other governments and public sector entities	345,287	(2,509)	7,730	(58)	353,017	(2,567)
Foreign treasury bills	51,137	(1,399)	-	-	51,137	(1,399)
Corporate debt securities issued by companies incorporated in Greece	39,999	(181)	376,821	(82,140)	416,820	(82,321)
Corporate debt securities issued by companies incorporated outside Greece	26,839	(1,714)	202,044	(39,763)	228,883	(41,477)
Equity securities issued by companies incorporated in Greece	-	-	412	(97)	412	(97)
Equity securities issued by companies incorporated outside Greece	206	(1)	361	(27)	567	(28)
Mutual Fund units	46,238	(1,305)	1,195	(105)	47,433	(1,410)
Total available-for-sale securities	512,977	(7,260)	1,929,683	(165,424)	2,442,660	(172,684)

The scheduled maturities of available-for-sale securities at December 31, 2011 and 2012 were as follows:
	2011		2012

	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value
	(EUR in thousands)		(EUR in thousands)
Due in one year or less	541,384	520,431	1,014,522	1,018,035
Due from one to five years	4,524,571	4,293,808	3,551,564	3,518,676
Due from five to ten years	2,085,817	1,947,161	1,188,161	1,282,933
Due after ten years	1,332,200	1,285,587	622,982	661,115
Total debt securities	8,483,972	8,046,987	6,377,229	6,480,759
Equity securities and mutual fund units	551,275	524,737	535,150	610,664
Total	9,035,247	8,571,724	6,912,379	7,091,423

	2011
	Less than 12 months		12 months or longer		Total
	Fair	Unrecognized	Fair	Unrecognized	Fair	Unrecognized
	Value	Losses	Value	Losses	Value	Losses
	(EUR in thousands)
Held to maturity investments
Greek government bonds	-	-	15,432	(40,589)	15,432	(40,589)
Debt securities issued by other governments and public sector entities	5,326	(2,973)	17,239	(3,597)	22,565	(6,570)
Total held to maturity investments	5,326	(2,973)	32,671	(44,186)	37,997	(47,159)

	2012
	Less than 12 months		12 months or longer		Total
	Fair	Unrecognized	Fair	Unrecognized	Fair	Unrecognized
	Value	Losses	Value	Losses	Value	Losses
	(EUR in thousands)
Held to maturity investments
Greek government bonds	-	-	56,053	(1,143)	56,053	(1,143)
Total	-	-	56,053	(1,143)	56,053	(1,143)

The scheduled maturities of held-to-maturity securities at December 31, 2011 and 2012 were as follows:
	2011		2012
	As restated
	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value
	(EUR in thousands)		(EUR in thousands)
Due in one year or less	148,409	148,481	215,264	214,121
Due from one to five years	376,198	332,636	-	-
Due from five to ten years	389,799	386,202	78,266	97,645
Due after ten years	87,796	95,982	62,414	93,209
Total	1,002,202	963,301	355,944	404,975

Investment Securities Scheduled Maturities Available For Sale Securities Tables [Text Block]

The following table presents the net gains / (losses) on available-for-sale and held-to-maturity securities for 2010, 2011 and 2012.
	2010	2011	2012

	(EUR in thousands)
Gross realized gains on sales of available for sale securities
Greek government bonds	3,138	83,573	382,090
Debt securities issued by other governments and public sector entities	177,592	21,607	30,679
Corporate debt securities	4,666	13,108	8,331
Equity securities	4,388	1,716	2,590
Mutual fund units	8,226	11,832	14,641
Total gross realized gains on sales of available for sale securities	198,010	131,836	438,331
Gross realized losses on sales of available for sale securities
Greek government bonds	(68,507)	(142,205)	(73,446)
Debt securities issued by other governments and public sector entities	(12,387)	(7,410)	(10,816)
Corporate debt securities	(2,143)	(316)	(70)
Equity securities	-	(1,284)	(1,189)
Mutual fund units	(14)	(87)	(2,603)
Total gross realized losses on sales of available for sale securities	(83,051)	(151,302)	(88,124)
Net realized gains / (losses) on sales of available for sale securities	114,959	(19,466)	350,207

Other-Than-Temporary-Impairment
OTTI of Greek government bonds	-	(8,770,914)	(378,270)
Debt securities issued by other governments and public sector entities	-	-	(6,328)
Corporate debt securities	-	(142,973)	(9,792)
Equity securities	(85,198)	(223,366)	(15,743)
Mutual fund units	(4,299)	(36,460)	(317)
Total Other-Than-Temporary-Impairment	(89,497)	(9,173,713)	(410,450)
Net gains / (losses) on available for sale and held to maturity securities	25,462	(9,193,179)	(60,243)

Investment Securities Scheduled Maturities Held To Maturity Investments Tables [Text Block]

Held-to-maturity securities

The amortized cost of held-to-maturity securities and their fair values at December 31, comprised:
	2011
		Gross	Gross
	Amortized	Unrecognized	Unrecognized	Fair
	Cost	Gains	(Losses)	Value
Held-to-maturity securities	(EUR in thousands)
Greek government bonds	845,015	-	(40,589)	804,426
Debt securities issued by other governments and public sector entities	107,206	8,258	(6,570)	108,894
Foreign Treasury bills	49,981	-	-	49,981
Total held-to-maturity securities	1,002,202	8,258	(47,159)	963,301

	2012
		Gross	Gross
	Amortized	Unrecognized	Unrecognized	Fair
	Cost	Gains	(Losses)	Value
Held-to-maturity securities	(EUR in thousands)
Greek government bonds	119,610	30,795	(1,143)	149,262
Debt securities issued by other governments and public sector entities	92,055	19,379	-	111,434
Foreign Treasury bills	144,279	-	-	144,279
Total held-to-maturity securities	355,944	50,174	(1,143)	404,975

Investment Securities Scheduled Impact Of Psi For Eligible Greek Government Bonds Tables [Text Block]

	Eligible GGBs		Non-eligible GGBs		New GGBs		TOTAL GGBs
	Notional Amount	Carrying Amount	Notional Amount	Carrying Amount	Notional Amount	Carrying Amount	Notional Amount	Carrying Amount
EUR thousands
31-Dec-10	13241433.0	9750785.0	1202883.0	1176433.0	-	-	14444316.0	10927218.0
Net purchases/sales/ maturity	(307210.0)	(117198.0)	317096.0	231145.0	-	-	9886.0	113947.0
Amortization of discounts	-	69469.0	-	8166.0	-	-	-	77635.0
Fair Value adjustments (Trading & AFS)	-	(3973028.0)	-	(29398.0)	-	-	-	(4002426.0)
OTTI for held-to-maturity	-	(2347320.0)	-	-	-	-	-	(2347320.0)
Currency translation differences for GGBs denominated in foreign currency	29494.0	32572.0	-	-	-	-	29494.0	32572.0
Total, December 31, 2011	12963717.0	3415280.0	1519979.0	1386346.0	-	-	14483696.0	4801626.0
Net purchases/sales/ maturity	(144151.0)	(6780.0)	99549.0	18446.0	288786.0	64930.0	244184.0	76596.0
Amortization of discounts	-	10003.0	-	54013.0	-	66395.0	-	130411.0
Fair Value adjustments (Trading) (1)	-	(22599.0)	-	-	-	-	-	(22599.0)
Fair Value adjustments (AFS) (1)	-	(252704.0)	-	55689.0	-	364345.0	-	167330.0
OTTI for held-to-maturity(1)	-	(98436.0)	-	-	-	-	-	(98436.0)
Currency translation differences for GGBs denominated in foreign currency	(22195.0)	(6444.0)	-	-	-	-	(22195.0)	(6444.0)
Exchanged in the PSI	(12247371.0)	(2831455.0)	-	-	4437322.0	1092655.0	(7810049.0)	(1738800.0)
Buyback program	-	-	-	-	(4443402.0)	(1508736.0)	(4443402.0)	(1508736.0)
Total, December 31, 2012	550000.0	206865.0	1619528.0	1514494.0	282706.0	79589.0	2452234.0	1800948.0
Fair Value as of December 31, 2011		3415280.0		1343108.0		-		4758388.0
Fair Value as of December 31, 2012		206865.0		1513350.0		110400.0		1830615.0

(1) Immediately before the PSI exchange in March 2012, the fair value of the Eligible GGBs exchanged in the PSI was set equal to the total fair value of the securities received, i.e. the sum of fair value of the new Greek government bonds, the detachable GDP linked securities and the EFSF bonds . The fair value for the new Greek government bonds was determined based on the market prices on the first day of trading in March 2012. Since we have concluded that a credit related OTTI existed for all eligible Greek government bonds, the total loss recognized in AOCI for the bonds that were classified as AFS was recycled in the income statement.

In 2011 we recognized OTTI with respect to Greek government bonds eligible for the PSI as follows:

		EUR thousands
OTTI for available-for-sale (reclassified from AOCI)		-6,304,467
OTTI for held-to-maturity		-2,347,320
OTTI for held-to-maturity (reclassified from AOCI)(1)		-119,127
Total OTTI		-8,770,914
(1) Relates to bonds previously in AFS that were reclassified to HTM thus there was a component in AOCI that was being amortized over the life of the bond.

The table below presents an analysis of the instruments received in the PSI:

	Notional Amount	Carrying Amount
	EUR thousands
Instruments received for the PSI eligible Greek government bonds
New Greek government bonds	3,884,033	956,440
EFSF bonds	1,848,134	1,848,134
Sub-total	5,732,166	2,804,574
EFSF bond received for accrued interest	309,745	309,745
Detachable GDP -linked securities	3,884,033	26,881
Total instruments received for the PSI eligible Greek government bonds	9,925,944	3,141,199

Instruments received for the PSI eligible loans
New Greek government bonds	553,289	136,215
EFSF bonds	263,471	263,471
Sub-total	816,761	399,687
EFSF bond received for accrued interest	26,002	26,002
Detachable GDP -linked securities	553,289	4,083
Total instruments received for the eligible loans	1,396,052	429,772

In 2012 we recognized OTTI with respect to Greek government bonds eligible for the PSI as follows:

		EUR thousands
OTTI for available-for-sale (reclassified from AOCI)		-252,704
OTTI for held-to-maturity		-98,436
Gain from buyback (reclassified from AOCI)		361,555
Total OTTI net of gain from buyback in 2012		10,415

EUR thousands
Fair value of instruments received	1,508,736
Amortized cost of instruments offered	(1,147,181)
Gain	361,555

EQUITY METHOD INVESTMENTS (Tables)	12 Months Ended
Dec. 31, 2012
Investments In Affiliates Subsidiaries Associates And Joint Ventures Tables [Abstract]
Equity Method Investments Tables [Text Block]

	2010	2011	2012
	(EUR in thousands)
Equity method investments	50,094	59,139	188,122
Revenue	127,630	77,406	175,632
Gross profit	40,056	29,804	74,251
Net earnings	12,510	6,774	28,699
Group’s equity in net earnings	9,245	8,661	14,686
Dividends received by the Group	1,541	2,785	2,369
Balance Sheet data as at December 31
Current assets	79,766	91,871	221,659
Non-current assets	486,486	511,932	300,691
Current liabilities	28,696	30,077	101,160
Non-current liabilities	461,376	488,387	250,330
Net assets	76,180	85,339	170,860
Group’s equity in net assets	47,695	38,974	78,811

LOANS AND ALLOWANCE FOR LOAN LOSSES (Tables)	12 Months Ended
Dec. 31, 2012
Loans And Leases Receivable Gross Carrying Amount Tables [Abstract]
Loans And Allowance For Loan Losses (Tables)

Loans: Concentration of credit risk
Loans granted by the Group according to type of loan, which represents the Group's concentration of credit risk, at December 31, 2011 and 2012 comprised:
	2011			2012
	Greek	Foreign	Total	Greek	Foreign	Total
	residents			residents
	(EUR in thousands)
Consumer:
Residential mortgages	18,762,689	4,148,062	22,910,751	17,985,605	4,367,169	22,352,774
Credit card	1,527,119	3,763,261	5,290,380	1,458,686	5,190,403	6,649,089
Auto financing	308,598	144,085	452,683	209,002	106,971	315,973
Other consumer	4,763,063	2,990,411	7,753,474	4,708,629	3,888,030	8,596,659
Total consumer	25,361,469	11,045,819	36,407,288	24,361,922	13,552,573	37,914,495
Commercial:
Industry and mining	4,084,213	3,020,134	7,104,347	5,132,238	2,569,096	7,701,334
Small scale industry	1,962,344	1,295,509	3,257,853	1,778,422	1,496,807	3,275,229
Trade	7,374,620	3,600,619	10,975,239	7,038,596	3,684,194	10,722,790
Construction	1,131,868	1,629,284	2,761,152	987,412	1,812,657	2,800,069
Tourism	479,955	279,303	759,258	454,471	276,489	730,960
Shipping and transportation	2,216,777	799,940	3,016,717	2,182,347	812,678	2,995,025
Commercial mortgages	774,709	647,331	1,422,040	663,725	618,420	1,282,145
Public sector	8,711,152	280,712	8,991,864	5,607,992	238,358	5,846,350
Other	88,376	1,479,101	1,567,477	111,129	1,186,631	1,297,760
Total commercial	26,824,014	13,031,933	39,855,947	23,956,332	12,695,330	36,651,662
Total loans	52,185,483	24,077,752	76,263,235	48,318,254	26,247,903	74,566,157
Unearned income	(92,749)	(167,629)	(260,378)	(53,048)	(179,339)	(232,387)
Loans, net of unearned income	52,092,734	23,910,123	76,002,857	48,265,206	26,068,564	74,333,770
Less: Allowance for loan losses	(5,433,828)	(1,116,807)	(6,550,635)	(5,797,319)	(1,520,525)	(7,317,844)
Total Net Loans	46,658,906	22,793,316	69,452,222	42,467,887	24,548,039	67,015,926

	December 31, 2011			December 31, 2012
	Small business loans	Other commercial loans	Total commercial loans	Small business loans	Other commercial loans	Total commercial loans
	(EUR in thousands)			(EUR in thousands)
Greek
Satisfactory	906,577	11,283,505	12,190,082	590,889	9,042,150	9,633,039
Watchlist	1,528,817	9,486,380	11,015,197	1,129,338	7,913,871	9,043,209
Substandard	1,434,829	2,183,906	3,618,735	1,933,612	3,346,472	5,280,084
	3,870,223	22,953,791	26,824,014	3,653,839	20,302,493	23,956,332
Foreign
Satisfactory	1,156,800	9,800,548	10,957,348	1,976,482	7,313,885	9,290,367
Watchlist	687,173	769,048	1,456,221	444,161	1,155,314	1,599,475
Substandard	414,089	204,275	618,364	253,866	1,551,622	1,805,488
	2,258,062	10,773,871	13,031,933	2,674,509	10,020,821	12,695,330

Total	6,128,285	33,727,662	39,855,947	6,328,348	30,323,314	36,651,662

	At and for the year ended December 31, 2011
	Total recorded balance	Related allowance	Average recorded balance	Interest income recognized during the period the loan was impaired	Interest income recognized on a cash basis
	(EUR in thousands)
Greek
With no related allowance:
Residential mortgages	20,749	-	20,469	-	-
Other Consumer loans	35,760	-	34,810	1,899	-
Small business loans	2,770	-	-	-	-
Other commercial loans	300,323	-	107,137	2,344	-

With related allowance:
Residential mortgages	2,798,057	(464,239)	2,264,525	-	20,433
Credit cards	540,059	(398,737)	511,309	5,251	40
Other consumer loans	1,994,087	(983,433)	1,709,580	3,447	17,347
Small business loans	1,493,055	(555,348)	1,250,425	2,247	68
Other Commercial loans	9,366,605	(2,886,287)	3,046,392	30,264	5,529
Total Greek impaired loans	16,551,465	(5,288,044)	8,944,647	45,452	43,417

Foreign
With no related allowance:
Residential mortgages	299	-	-	-	-
Other consumer loans	208	-	14	-	-
Small business loans	3,866	-	479	-	-
Other Commercial loans	92,174	-	54,508	-	113

With related allowance:
Residential mortgages	234,935	(50,065)	199,139	7,378	810
Credit cards	354,851	(243,331)	322,110	5	18,329
Other consumer loans	502,651	(283,580)	444,415	12,408	17,824
Small business loans	609,818	(170,255)	551,683	20,032	337
Other Commercial loans	1,591,724	(330,580)	1,318,137	65,680	26,756
Total Foreign impaired loans	3,390,526	(1,077,811)	2,890,485	105,503	64,169

	At and for the year ended December 31, 2012
	Total recorded balance	Related allowance	Average recorded balance	Interest income recognized during the period the loan was impaired	Interest income recognized on a cash basis
	(EUR in thousands)
Greek
With no related allowance:
Residential mortgages	103,444	-	62,097	2,636	-
Other consumer loans	146,276	-	91,018	12,445	-
Small business loans	48,743	-	24,371	3,289	-
Other commercial loans	423,184	-	311,291	7,719	11,116

With related allowance:
Residential mortgages	5,299,174	(827,458)	3,746,637	10,013	28,342
Credit cards	639,484	(523,968)	583,540	4,976	43
Other consumer loans	2,678,871	(1,458,153)	2,199,433	10,287	32,615
Small business loans	2,068,944	(819,924)	1,796,505	3,086	17,927
Other Commercial loans	8,128,648	(2,052,076)	8,535,623	222,916	9,586
Total Greek impaired loans	19,536,768	(5,681,579)	17,350,515	277,367	99,629

Foreign
With no related allowance:
Residential mortgages	2,132	-	1,124	235	-
Credit cards	11	-	11	-	-
Other consumer loans	145	-	168	1,386	-
Small business loans	561	-	2,225	14	-
Other Commercial loans	207,685	-	223,100	4,488	-

With related allowance:
Residential mortgages	230,655	(61,724)	195,254	8,113	1,356
Credit cards	545,798	(369,217)	476,018	10,129	17,440
Other consumer loans	588,631	(360,484)	528,265	13,728	20,057
Small business loans	628,122	(206,327)	637,926	17,400	552
Other Commercial loans	1,582,814	(477,904)	1,238,786	52,024	33,219
Total Foreign impaired loans	3,786,554	(1,475,656)	3,302,877	107,517	72,624

As at December 31, 2011, Greek impaired loans also included EUR 6,939.8 million, which related to a loan to the Hellenic Republic and loans eligible to the PSI. During 2012, the loans eligible to the PSI, which amounted to EUR 1,779.0 million were exchanged and hence are no longer reported under the loan balance sheet item.

			2010	2011	2012
			(EUR in thousands)
Average recorded investment in impaired loans			6,595,708	11,835,132	20,653,392
Interest income recognized on a cash basis			86,742	107,586	172,253

Loans And Allowance For Loan Losses Delinquent And Non Accrual Loans By Loan Class Tables [Text Block]

The following tables provide details of delinquent and non-accruing loans by loan class at December 31, 2011 and 2012:
	December 31, 2011
							Of which:
	Past due 31-89 days	Past due greater than 90 days	Total Past due loans	Current loans(1)	Loans measured at Fair value	Total	+90 days and accruing loans	Non accruing loans
	EUR in thousands

Greek
Residential mortgages	1,180,533	2,629,140	3,809,673	14,953,016	-	18,762,689	591,445	2,798,058
Credit card	64,609	540,059	604,668	922,451	-	1,527,119	22,561	517,498
Other consumer	326,768	1,669,764	1,996,532	3,075,129	-	5,071,661	71,133	1,994,051
Small business loans	213,343	1,094,178	1,307,521	2,562,702	-	3,870,223	15,488	1,477,372
Other commercial loans	285,165	1,753,830	2,038,995	20,914,796	-	22,953,791	69,278	1,936,790
Total Greek loans	2,070,418	7,686,971	9,757,389	42,428,094	-	52,185,483	769,905	8,723,769

Foreign
Residential mortgages	203,456	177,586	381,042	3,492,116	274,904	4,148,062	174	248,797
Credit card	116,981	341,014	457,995	3,305,266	-	3,763,261	-	360,289
Other consumer	169,789	398,985	568,774	2,565,722	-	3,134,496	253	505,627
Small business loans	98,124	511,061	609,185	1,648,877	-	2,258,062	677	582,707
Other commercial loans	339,631	984,436	1,324,067	9,447,461	2,343	10,773,871	155,977	1,045,752
Total Foreign loans	927,981	2,413,082	3,341,063	20,459,442	277,247	24,077,752	157,081	2,743,172
Total loans	2,998,399	10,100,053	13,098,452	62,887,536	277,247	76,263,235	926,986	11,466,941

	December 31, 2012
							Of which:
	Past due 31-89 days	Past due greater than 90 days	Total Past due loans	Current loans(1)	Loans measured at Fair value	Total	+90 days and accruing loans	Non accruing loans
	EUR in thousands

Greek
Residential mortgages	1,109,010	4,105,851	5,214,861	12,770,744	-	17,985,605	572,846	4,554,572
Credit card	58,768	639,484	698,252	760,434	-	1,458,686	26,850	612,634
Other consumer	292,061	2,138,522	2,430,583	2,487,048	-	4,917,631	92,809	2,535,817
Small business loans	138,849	1,649,627	1,788,476	1,865,363	-	3,653,839	8,212	1,996,481
Other commercial loans	321,706	2,868,291	3,189,997	17,112,496	-	20,302,493	129,166	3,031,762
Total Greek loans	1,920,394	11,401,775	13,322,169	34,996,085	-	48,318,254	829,883	12,731,266

Foreign
Residential mortgages	210,264	205,516	415,780	3,771,134	180,255	4,367,169	-	238,899
Credit card	126,365	471,470	597,835	4,592,568	-	5,190,403	-	551,100
Other consumer	179,879	504,778	684,657	3,310,344	-	3,995,001	1,662	590,087
Small business loans	95,767	623,843	719,610	1,954,899	-	2,674,509	43,112	640,248
Other commercial loans	143,928	1,129,416	1,273,344	8,747,121	356	10,020,821	161,002	1,174,149
Total Foreign loans	756,203	2,935,023	3,691,226	22,376,066	180,611	26,247,903	205,776	3,194,483
Total loans	2,676,597	14,336,798	17,013,395	57,372,151	180,611	74,566,157	1,035,659	15,925,749

(1) loans less than 30 days past due are included in current loans

Loans And Allowance For Loan Losses Troubled Debt Restructurings [Text Block]

	December 31, 2012
Greek	Total balance	Allowance for loan losses	Interest income recognized during the period
	EUR in thousands
Residential mortgages	1,899,778	(115,133)	15,602
Other consumer	673,890	(139,399)	16,309
Small business loans	363,816	(56,665)	7,181
other commercial loans	475,910	(64,401)	19,401
Total Greek TDR loans	3,413,394	(375,598)	58,493

	December 31, 2012
Foreign	Total balance	Allowance for loan losses	Interest income recognized during the period
	EUR in thousands
Residential mortgages	34,553	(2,076)	1,518
Other consumer	87,016	(9,432)	6,067
Credit card	78,562	(5,380)	9,337
Small business loans	32,708	(4,012)	866
other commercial loans	143,578	(13,008)	3,149
Total foreign TDR loans	376,417	(33,908)	20,937

The following table discloses financing receivables modified in a TDR which became delinquent thirty days or greater during the reporting period and for which payment default occurred within 12 months after the modification.

		December 31, 2012
		Greek	Foreign
		EUR in thousands
Residential mortgages		1,366,558	33,597
Other consumer		432,017	69,959
Credit card		-	78,536
Small business loans		113,377	24,167
Other commercial loans		233,670	32,085
Total loans		2,145,622	238,344

	December 31, 2012
	Greek	Foreign
	EUR in thousands
Residential mortgages	1,366,558	33,597
Other consumer	432,017	69,959
Credit card	-	78,536
Small business loans	113,377	24,167
Other commercial loans	233,670	32,085
Total loans	2,145,622	238,344

Loans And Allowance For Loan Losses Allowance For Loan Losses Tables [Text Block]

	2011	2012
	(EUR in thousands)
Opening balance as of January 1,	8,385,975	19,941,991
Impaired loans in the period	12,712,334	6,558,874
Loans transferred to non-impaired status	(238,211)	(92,560)
Impaired loans paid-off	(450,205)	(1,102,065)
Sale of impaired loans	(107,244)	(7,987)
Impaired loans written-off	(169,512)	(220,430)
Loans exchanged through PSI (see Note 11)	-	(1,779,022)
Foreign Exchange differences	(191,146)	24,521
Closing balance as of December 31,	19,941,991	23,323,322

In 2011, the increase in new impaired loans also included the loan to the Hellenic Republic amounting to EUR 5,160.8 million and EUR 1,779.0 million relating to loans eligible to the PSI. During 2012, the loans eligible to the PSI, were exchanged and hence are no longer reported under the loan balance sheet item.

Allowance for loan losses

An analysis of the change in the allowance for loan losses by portfolio segment for the years ended December 31, follows:
	2010			2011			2012
	Consumer	Commercial	Total	Consumer	Commercial	Total	Consumer	Commercial	Total
	(EUR in thousands)
Balance at beginning of year	1,004,147	1,061,031	2,065,178	1,677,340	1,498,065	3,175,405	2,561,028	3,989,607	6,550,635
Provision for loan losses	711,805	493,190	1,204,995	999,000	1,384,530	2,383,530	1,213,800	1,071,755	2,285,555
Provision for loans eligible to PSI[1]	-	-	-	-	1,319,739	1,319,739	-	36,751	36,751
Write-offs	(53,743)	(86,628)	(140,371)	(85,451)	(84,061)	(169,512)	(74,611)	(145,819)	(220,430)
Recoveries	11,078	12,171	23,249	23,635	7,565	31,200	13,234	5,341	18,575
Net Write-offs	(42,665)	(74,457)	(117,122)	(61,816)	(76,496)	(138,312)	(61,377)	(140,478)	(201,855)
Sale of impaired loans	-	-	-	-	(107,244)	(107,244)	-	(7,987)	(7,987)
Loans exchanged through PSI[1]	-	-	-	-	-	-	-	(1,356,490)	(1,356,490)
Translation differences	4,053	18,301	22,354	(53,496)	(28,987)	(82,483)	8,939	2,296	11,235
Allowance at end of year	1,677,340	1,498,065	3,175,405	2,561,028	3,989,607	6,550,635	3,722,390	3,595,454	7,317,844

1	Provision due to the PSI relates to the impairment recognized in 2011 for certain loans to the Hellenic Republic or loans to Greek public sector entities that are guaranteed by the Hellenic Republic, which were eligible for the PSI. These loans were exchanged in the PSI in 2012 (see Note 11).

Loans And Allowance For Loan Losses Allowance For Loan Losses By Portfolio Segment And Methodology Tables [Text Block]

The following tables set forth the allowances for loan losses by portfolio segment and by impairment methodology and the respective recorded investment as at December 31, 2011 and December 31, 2012

December 31, 2011	Consumer		Commercial		Total
	loans		loans
	Loans	Allowance for loan losses	Loans	Allowance for loan losses	Loans	Allowance for loan losses
Impairment methodology:	(EUR in thousands)

Specific	-	-	9,033,028	2,811,450	9,033,028	2,811,450
Coefficient	-	-	14,155,120	198,160	14,155,120	198,160
Homogeneous	25,361,469	1,954,616	3,635,866	469,602	28,997,335	2,424,218
Foreign	10,770,915	606,107	13,029,590	510,700	23,800,505	1,116,807
Total	36,132,384	2,560,723	39,853,604	3,989,912	75,985,988	6,550,635

December 31, 2012	Consumer		Commercial		Total
	loans		loans
	Loans	Allowance for loan losses	Loans	Allowance for loan losses	Loans	Allowance for loan losses
Impairment methodology:	(EUR in thousands)

Specific	-	-	7,921,548	1,972,627	7,921,548	1,972,627
Coefficient	-	-	12,649,910	235,435	12,649,910	235,435
Homogeneous	24,361,922	2,900,486	3,384,874	688,771	27,746,796	3,589,257
Foreign	13,372,318	821,904	12,694,974	698,621	26,067,292	1,520,525
Total	37,734,240	3,722,390	36,651,306	3,595,454	74,385,546	7,317,844

Loans And Allowance For Loan Losses Exposure To Greek State Tables [Text Block]
Exposure to the Hellenic Republic and its related allowance at December 31, 2011, and 2012 are as follows:
	December 31, 2011		December 31, 2012
	Total loans	Allowance for loan losses	Total loans	Allowance for loan losses
	(EUR in thousands)		(EUR in thousands)
Loan to Hellenic Republic	5,160,819	(400,609)	5,040,176	(414,779)
Loans eligible to PSI	1,779,022	(1,319,739)	-	-
Loans to public sector entities	905,007	(134,883)	961,918	(118,459)
Corporate and Small Business loans	766,551	(98,425)	530,644	(75,084)
Mortgage loans	1,410,907	-	1,322,342	(3,738)
Total loans	10,022,306	(1,953,656)	7,855,080	(612,060)
Securities purchased under agreements to resell	342,050	-	30,067
Other assets	400,604	(39,400)	474,457	(24,572)
Total Exposure to Hellenic Republic	10,764,960	(1,993,056)	8,359,604	(636,632)

Loans And Allowance For Loan Losses Securitized Loans And Covered Bonds Tables [Text Block]

Securitized loans	2011	2012
	(EUR in thousands)
Consumer loans (Revolver 2008-1 Plc-December 2008)	1,035,809	920,367
Credit cards (Revolver 2008-1 Plc-December 2008)	1,065,395	1,054,542
Receivables from Public sector (Titlos Plc-February 2009)	4,760,210	4,625,397
Mortgages (Spiti Plc-September 2011)	1,677,571	1,564,519
Auto loans (Autokinito Plc-September 2011)	430,644	283,308
Consumer loans (Agorazo Plc-September 2011)	1,494,713	1,414,327
Total	10,464,342	9,862,460

Covered bonds	2011	2012
	(EUR in thousands)
Mortgages	16,550,590	15,734,870
of which eligible collateral	14,211,435	12,014,600

Securitized loans
The Bank, through its VIEs, has the following securitized notes in issue as at December 31, 2012:
Issuer	Description	Type of collateral	Issue date	Maturity date	Nominal amount in million EUR	Interest rate
Revolver 2008 - 1 Plc(1)	Secured Floating Rate Notes- Class A	Consumer loans and credit card accounts	December 12, 2008	September 2020	900.0(1),(2)	Paid monthly at a fixed rate of 2.6% per annum
Revolver 2008 - 1 Plc(1)	Secured Floating Rate Notes- Class B	Consumer loans and credit card accounts	December 12, 2008	September 2020	268.9(2)	Paid monthly at a fixed rate of 2.9% per annum
Titlos Plc	Floating Rate Asset Backed Notes	Receivables from Public sector	February 26, 2009	September 2039	5,100.0(3)	Paid semi-annually at a rate of six-month Euribor plus 50 bps per annum
Spiti Plc	Asset Backed Floating Rate Notes- Class A	Residential mortgages	September 20, 2011	September 2058	1,500.0(2),(4)	Paid semi-annually at a rate of six-month Euribor plus a margin of 400 bps
Spiti Plc	Asset Backed Floating Rate Notes- Class B	Residential mortgages	September 20, 2011	September 2058	249.5(2)	Paid semi-annually at a rate of six-month Euribor plus a margin of 700 bps
Autokinito Plc	Asset Backed Floating Rate Notes- Class A	Auto loans	September 23, 2011	September 2023	400.0(2),(4)	Paid semi-annually at a rate of six-month Euribor plus a margin of 200 bps
Autokinito Plc	Asset Backed Floating Rate Notes- Class B	Auto loans	September 23, 2011	September 2023	96.5(2)	Paid semi-annually at a rate of six-month Euribor plus a margin of 350 bps
Agorazo Plc	Asset Backed Floating Rate Notes- Class A	Consumer loans	September 23, 2011	September 2033	1,250.0(2),(5)	Paid semi-annually at a rate of six month Euribor plus a margin of 300 bps
Agorazo Plc	Asset Backed Floating Rate Notes- Class B	Consumer loans	September 23, 2011	September 2033	412.8(2)	Paid semi-annually at a rate of six-month Euribor plus a margin of 450 bps
(1)	The secured notes were issued through two VIEs, "Revolver APC Limited" (the Asset Purchase Company "APC", incorporated in the UK) and "Revolver 2008-1 Plc" (the Issuer). APC paid for the receivables that were sold and assigned to it by the Bank (the Transferor) from the proceeds of the issuance of a limited recourse note (Series 2008-1 APC loan note) to the issuer. The Issuer financed the acquisition of the Series 2008-1 APC loan note from the proceeds of the issuance of the secured notes. As at December 31, 2011 and 2012, the balances of the subordinated loans were EUR 199.8 million and EUR 198.8 million, respectively. The Bank, at its discretion, may make further advances to APC under the APC Subordinated loan agreement, where the transfer of interest is less than the minimum transfer of interest.
On September 17, 2012, Revolver 2008 -1 Plc, proceeded with the partial cancellation of class A notes of EUR 100.0 million. The class A notes have been rated CCC by Fitch and CCC by Standard and Poors.
(2)	The Bank retains the option to call the notes on any interest payment date and reissue a new series, or sell them as is to investors.
(3)	The Bank retains the option to call the notes on any re-novation date or on any optional redemption date and reissue a new series or sell the notes to investors. The outstanding balance of Titlos Plc as at December 31, 2012 is EUR 4,762.2 million and has been rated C by Moody’s.
(4)	On March 20, 2012, Spiti Plc and Autokinito Plc preceded with the partial redemption of class A notes of EUR 106.9 million and of EUR 79.4 million, respectively. Furthermore, on September 20, 2012, Spiti Plc and Autokinito Plc proceeded with the partial redemption of class A notes of EUR 27.6 million and of EUR 74.8 million, respectively. The outstanding amounts of Spiti Plc and Autokinito Plc as at December 31, 2012 are EUR 1,365.5 million and EUR 245.8 million respectively.
(5)	Agorazo Plc proceeded with the partial redemption of class A notes of EUR 58.1 million on March 15, 2012 and EUR 0.2 million on September 17, 2012. The outstanding amount of Agorazo Plc as at December 31, 2012 amounts to EUR 1,191.7 million.

Covered bonds
Under the covered bond Programs I and II, the Bank has the following covered bond series in issue as at December 31, 2012:
Program	Series number	Type of collateral	Issue date	Maturity date	Nominal amount in million EUR	Interest rate
Program I(1)	Third Series	Residential mortgage loans	October 7, 2009	October 2016	846.2(3)	Paid annually at a fixed coupon rate of 3.875%
Program II(2)	First Series	Residential mortgage loans	June 24, 2010	June 2015 (with an additional ten-year extension option)	1,500.0	Paid quarterly at the ECB’s refinancing rate plus a margin of 170 bps
Program II(2)	Second Series	Residential mortgage loans	June 24, 2010	June 2017 (with an additional ten-year extension option)	1,500.0	Paid quarterly at the ECB’s refinancing rate plus a margin of 200 bps
Program II(2)	Third Series	Residential mortgage loans	June 24, 2010	June 2019 (with an additional ten-year extension option)	1,500.0	Paid quarterly at the ECB’s refinancing rate plus a margin of 230 bps
Program II(2)	Fourth Series	Residential mortgage loans	November 25, 2010	November 2018 (with an additional ten-year extension option)	1,100.0(4)	Paid quarterly at the ECB’s refinancing rate plus a margin of 210 bps
Program II(2)	Fifth Series	Residential mortgage loans	May 6, 2011	September 2013 (with an additional ten-year extension option)	1,500.0	Paid quarterly at the ECB’s refinancing rate plus a margin of 230 bps
Program II(2)	Sixth Series	Residential mortgage loans	May 6, 2011	September 2014 (with an additional ten-year extension option)	1,300.0	Paid quarterly at the ECB’s refinancing rate plus a margin of 250 bps
(1)	EUR 10.0 billion covered bonds program ("Program I") established on November 26, 2008. The issue under this Program is currently rated Caa2 by Moody’s and B- by Fitch.
(2)	EUR 15.0 billion covered bonds program ("Program II") established on June 21, 2010. The issues under this Program are currently rated Caa2 by Moody’s and CCC+ by Fitch.
(3)	This issue is presented within ''Long-term debt''(see Note 24) since all bonds were sold to domestic and foreign investors. On August 1, 2012, the Bank proceeded with cancellation of the repurchase of covered bonds of EUR 653.8 million.
(4)	On March 9, April 11 and May 14, 2012, the Bank proceeded with the cancellation of covered bonds of EUR 170.0 million, EUR 70.0 million and EUR 160.0 million respectively.

Furthermore, the Bank, in 2011, has cancelled the following issues under the covered bond Program I of EUR 10.0 billion:
Series number	Issue date	Cancellation date	Original nominal amount in EUR		Cancelled amount in million EUR
First Series	November 28, 2008	May 6, 2011	1.0	billion	650.0
Second Series	November 28, 2008	May 6, 2011	1.0	billion	800.0
Fifth Series	May 11, 2010	May 6, 2011	1.0	billion	350.0
Second Series	November 28, 2008	June 2, 2011	1.0	billion	150.0
First Series	November 28, 2008	June 20, 2011	1.0	billion	300.0
Fifth Series	May 11, 2010	June 20, 2011	1.0	billion	650.0
First Series	November 28, 2008	August 3, 2011	1.0	billion	50.0(1)
Second Series	November 28, 2008	August 3, 2011	1.0	billion	50.0(1)
(1)	Repurchase and cancellation of EUR 50.0 million covered bonds, as these issues were sold on September 1, 2009 to institutional investors and presented within “Long-term debt” (see Note 24).

Loans And Allowance For Loan Losses Allowance For Loan Losses By Portfolio Segment Tables [Text Block]

Allowance for loan losses by portfolio segment
The following table provides the allowance for loan losses by portfolio segment and the respective recorded investment at December 31, 2011.

	Consumer loans	Commercial loans	Total
Greek	(EUR in thousands)
Allowance for loan losses at year end	1,954,921	3,478,907	5,433,828
of which:
for impaired loans	1,846,409	3,441,635	5,288,044
for non-impaired loans	108,512	37,272	145,784

Impaired loans	5,388,712	11,162,753	16,551,465
Non-impaired loans	19,972,757	15,661,261	35,634,018

Foreign
Allowance for loan losses at year end	606,107	510,700	1,116,807
of which:
for impaired loans	576,975	500,836	1,077,811
for non-impaired loans	29,132	9,864	38,996

Impaired loans	1,092,944	2,297,582	3,390,526
Non-impaired loans	9,677,971	10,732,008	20,409,979

The following table provides the allowance for loan losses by portfolio segment and the respective recorded investment at December 31, 2012.
	Consumer loans	Commercial loans	Total
Greek	(EUR in thousands)
Allowance for loan losses at year end	2,900,486	2,896,833	5,797,319
of which:
for impaired loans	2,809,579	2,872,000	5,681,579
for non-impaired loans	90,907	24,833	115,740

Impaired loans	8,867,249	10,669,519	19,536,768
Non-impaired loans	15,494,673	13,286,813	28,781,486

Foreign
Allowance for loan losses at year end	821,904	698,621	1,520,525
of which:
for impaired loans	791,425	684,231	1,475,656
for non-impaired loans	30,479	14,390	44,869

Impaired loans	1,367,372	2,419,182	3,786,554
Non-impaired loans	12,004,946	10,275,792	22,280,738

GOODWILL, SOFTWARE AND OTHER INTANGIBLES (Tables)	12 Months Ended
Dec. 31, 2012
Goodwill Software And Other Intagibles Tables [Abstract]
GOODWILL, SOFTWARE AND OTHER INTANGIBLES (Tables)

	2011
	Opening	Net additions and foreign exchange differences	Impairment/ write-offs	Closing
	2011			2011
	(EUR in thousands)
Global Markets and Asset Management	7,956	-	(7,956)	-
International	463,627	24,216	(125,148)	362,695
Turkish Operations	2,707,446	(414,015)	-	2,293,431
Insurance	239,297	-	(236,727)	2,570
Other	80,752	-	(48,584)	32,168
Total	3,499,078	(389,799)	(418,415)	2,690,864

	2012
	Opening	Net additions and foreign exchange differences	Impairment/ write-offs	Closing
	2012			2012
	(EUR in thousands)
International	362,695	61,090	(123,213)	300,572
Turkish Operations	2,293,431	85,738	-	2,379,169
Insurance	2,570	-	-	2,570
Other	32,168	1	-	32,169
Total	2,690,864	146,829	(123,213)	2,714,480

	2011			2012
	Software	Other	Total	Software	Other	Total
		intangibles			intangibles
	(EUR in thousands)
Gross carrying amount	543,019	367,523	910,542	634,389	397,426	1,031,815
Accumulated amortization	(343,368)	(168,182)	(511,550)	(432,345)	(191,491)	(623,836)
Net book value	199,651	199,341	398,992	202,044	205,935	407,979

PREMISES AND EQUIPMENT AND LEASE COMMITMENTS (Tables)	12 Months Ended
Dec. 31, 2012
Property Plant And Equipment Tables [Abstract]
Property Plant And Equipment Tables

	2011	2012
	(EUR in thousands)
Land	216,445	225,013
Buildings	970,246	999,468
Leasehold improvements	240,874	276,232
Furniture, fittings, machinery and vehicles	1,079,042	1,178,000
Total, at cost	2,506,607	2,678,713
Less: accumulated depreciation	(1,233,152)	(1,396,319)
Net book value	1,273,455	1,282,394
Certain Group premises and equipment are leased under various operating leases. Rental expense amounted to EUR 120,386 thousand, EUR 119,226 thousand and EUR 122,818 thousand for the years ended December 31, 2010, 2011 and 2012, respectively.

Operating Leases
(EUR in thousands)
2013	88,664
2014	102,176
2015	59,877
2016	52,540
2017	44,043
Thereafter	137,494
Total minimum lease payments	484,794

OTHER ASSETS (Tables)	12 Months Ended
Dec. 31, 2012
Other Assets Disclosure Tables [Abstract]
Other Assets Disclosure Tables [Text Block]
Other assets at December 31, comprised:
	2011	2012

	(EUR in thousands)
Insurance related assets	620,383	550,795
Deferred tax assets	259,092	169,891
Prepaid income taxes	282,275	381,521
Assets acquired through foreclosure proceedings	184,790	194,160
Brokerage auxiliary funds	10,156	8,945
Private equity: Investees Assets	127,150	89,961
Prepaid expenses	139,105	168,401
Advances to employees	17,826	16,126
Unlisted equity securities	101,070	116,795
Hellenic Deposit and Investment Guarantee Fund	288,090	344,903
Receivables from Greek State	361,204	449,885
Checks and credit card transactions under settlement	176,312	211,166
Securities transactions under settlement	9,177	-
Trade and other receivables	113,256	132,374
Other	544,924	507,234
Total	3,234,810	3,342,157

HELLENIC REPUBLIC BANK SUPPORT PLAN (Tables)	12 Months Ended
Dec. 31, 2012
Hellenic Republic Bank Support Plan Tables [Abstract]
Hellenic Republic Bank Support Plan Tables [Text Block]

Pillar II - Government guaranteed short-term borrowings facility
Under the government-guaranteed borrowings facility, we participated in the second pillar of Greek Law 3723/2008 as follows:

Description	Issue date	Maturity date	Nominal amount in million EUR	Interest rate	Interest payment
Floating Rate Notes	April 26, 2010	April 2013	2,500.0	Three-month Euribor plus 1,200 bps	Quarterly
Floating Rate Notes	May 4, 2010	May 2013	1,345.0	Three-month Euribor plus 500 bps	Quarterly
Floating Rate Notes	May 4, 2010	May 2013	655.0	Three-month Euribor plus 1,200 bps	Quarterly
Floating Rate Notes	June 28, 2010	June 2013	4,265.6	Three-month Euribor plus 1,200 bps	Quarterly
Floating Rate Notes	December 23, 2010	December 2013	4,107.7	Three-month Euribor plus 1,200 bps	Quarterly
Floating Rate Notes	June 7, 2011	June 2014	1,925.0	Three-month Euribor plus 1,200 bps	Quarterly
Total			14,798.3

DEPOSITS (Tables)	12 Months Ended
Dec. 31, 2012
Deposits Liabilities Balance Sheet Reported Amounts Tables [Abstract]
Deposit Liabilities Disclosures Tables [Text Block]

	2011			2012
	Greek	Foreign	Total	Greek	Foreign	Total
	residents			residents
	(EUR in thousands)			(EUR in thousands)
Interest bearing:
Public sector	1,740,647	56,266	1,796,913	2,448,588	423,304	2,871,892
Private sector:
Corporations	2,773,259	4,802,960	7,576,219	3,435,530	6,094,819	9,530,349
Individuals	34,977,371	12,159,912	47,137,283	31,790,468	11,667,138	43,457,606
Interbank	31,576,223	906,713	32,482,936	31,159,773	1,350,159	32,509,932
Total interest bearing deposits	71,067,500	17,925,851	88,993,351	68,834,359	19,535,420	88,369,779
Non-interest bearing:
Public sector	353,244	18,353	371,597	288,356	70,465	358,821
Private sector:
Corporations	561,296	763,524	1,324,820	564,774	838,134	1,402,908
Individuals	158,755	547,265	706,020	139,773	807,107	946,880
Interbank	118,616	60,898	179,514	29,158	51,556	80,714
Total non-interest bearing deposits	1,191,911	1,390,040	2,581,951	1,022,061	1,767,262	2,789,323
Total:
Public sector	2,093,891	74,619	2,168,510	2,736,944	493,769	3,230,713
Private sector:
Corporations	3,334,555	5,566,484	8,901,039	4,000,304	6,932,953	10,933,257
Individuals	35,136,126	12,707,177	47,843,303	31,930,241	12,474,245	44,404,486
Interbank	31,694,839	967,611	32,662,450	31,188,931	1,401,715	32,590,646
Total deposits	72,259,411	19,315,891	91,575,302	69,856,420	21,302,682	91,159,102

SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE (Tables)	12 Months Ended
Dec. 31, 2012
Securities Sold Under Agreements To Repurchase Tables [Abstract]
SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE

	2011	2012
	(EUR in thousands)
Securities sold under agreements to repurchase	1,302,239	1,108,569
Securities sold under agreements to repurchase:
Average outstanding during the year	3,221,314	1,375,805
Weighted average interest rate during the year	3.79%	4.38%
Weighted average interest rate at year end	3.63%	4.93%
Amount outstanding at month end:
January	5,125,395	1,983,816
February	4,698,535	1,504,851
March	5,187,643	1,624,482
April	4,360,673	1,734,688
May	2,976,276	1,441,933
June	2,606,337	1,055,196
July	2,661,253	941,898
August	2,309,891	1,533,211
September	1,930,242	1,464,559
October	3,144,079	1,254,343
November	2,036,228	935,680
Securities sold under agreements to repurchase are recorded at the amount of cash received in connection with the transaction. Maturities of such agreements to repurchase are typically overnight to six months.

OTHER BORROWED FUNDS (Tables)	12 Months Ended
Dec. 31, 2012
Short Term Debt Other Disclosures Tables [Abstract]
Short Term Debt Tables [Text Block]

The financial conditions of the major short-term of other borrowed funds as of December 31, 2012, are as follows:
Issuer	Type	Issue date	Maturity date	Currency	Nominal amount in million	Own held by the Group (nominal amount in million)	Interest rate	Interest payment
Fixed rate notes
Finansbank	Fixed Rate Bonds(1)	September 14, 2012	March 2013	TL	400.0	15.3	Fixed rate of 10.00%	Single payment at maturity including capital amount
Finansbank	Fixed Rate Bonds(1)	September 21, 2012	March 2013	TL	500.0	2.3	Fixed rate of 9.60%	Single payment at maturity including capital amount
Finansbank	Fixed Rate Bonds(1)	November 15, 2012	May 2013	TL	750.0	12.4	Fixed rate of 8.30%	Single payment at maturity including capital amount
Finansbank	Fixed Rate Bonds(1)	December 13, 2012	June 2013	TL	650.0	7.2	Fixed rate of 7.95%	Single payment at maturity including capital amount
Finansbank	Fixed Rate Bonds(1)	December 27, 2012	April 2013	TL	600.0	1.5	Fixed rate of 7.95%	Single payment at maturity including capital amount
Floating rate notes
Finansbank	Amended Facility Agreement	November 29, 2012	November 2013	EUR	211.9(2)	0	Euribor plus 0.7%.	Quarterly
Finansbank	Amended Facility Agreement(2)	November 29, 2012	November 2013	USD	188(2)	0	Libor plus 0.7%.	Quarterly
(1)	On January 20, 2011, Finansbank obtained the required permissions from legal authorities regarding the issuing of bank bonds with maturity of up to one year in the domestic market valued up to TL 1,000,000.
(2)	On November 29, 2012, Finansbank amended the dual tranche term loan facility signed on November 30, 2011, based on which the amounts of USD 220.5 million and EUR 210.6 million were amended to USD 188.0 million and EUR 211.9 million, respectively.

ACCOUNTS PAYABLE, ACCRUED EXPENSES AND OTHER LIABILITIES (Tables)	12 Months Ended
Dec. 31, 2012
Accounts Payable Accrued Expenses And Other Liabilities Tables [Abstract]
Accounts Payable Accrued Expenses And Other Liabilities

NOTE 22: ACCOUNTS PAYABLE, ACCRUED EXPENSES AND OTHER LIABILITIES
Accounts payable, accrued expenses and other liabilities at December 31, comprised:

	2011	2012
	(EUR in thousands)
Accrued expenses and deferred income	96,689	75,588
Amounts due to re-insurers	23,820	16,289
Income and other taxes payable	153,236	145,395
Accounts payable	218,651	200,173
Payroll related accruals	57,365	90,429
Private equity: liabilities of investee entities	208,064	240,658
Unsettled transactions on debt securities	2,727	-
Accrued interest and commissions	420,999	262,860
Deferred tax liability	62,213	63,863
Amounts due to third-parties under collection agreements	82,205	112,544
Pension liability	224,743	387,921
Dividends payable	4,080	338
Amounts due to government agencies	180,043	198,748
European Re-development Fund	19,960	8,802
Liabilities relating to deposit administration funds (DAF)	198,040	198,034
Checks and credit card transactions under settlement	1,010,478	814,550
Other	585,023	419,981
Total	3,548,336	3,236,173

INSURANCE RESERVES (Tables)	12 Months Ended
Dec. 31, 2012
Insurance Loss Reserves Tables [Abstract]
INSURANCE RESERVES

	2011	2012
	(EUR in thousands)
Property and casualty reserves
Reserve for outstanding claims and claim adjustment expenses as at January 1,	735,476	749,796
Incurred claims and claim adjustment expenses:
Provision for insured events of the current year	245,894	169,693
Change in provision for insured events of prior years	16,079	(60,783)
Total incurred claims and claim adjustment expenses	261,973	108,910
Payments:
Claims and claim adjustment expenses attributable to insured events of the current year	(83,739)	(61,955)
Claims and claim adjustment expenses attributable to insured events of prior years	(118,257)	(104,297)
Total payments	(201,996)	(166,252)
Changes in unearned premium reserves	(45,657)	(54,453)
Reserves for outstanding claims and claim adjustment expenses as at December 31,	749,796	638,001

The share of reinsurers in property and casualty insurance reserves amounted to €136.2 million and €101.5 million at December 31, 2011 and 2012 respectively.

	2011	2012
	(EUR in thousands)
Future policy benefit liabilities
Mathematical and other future policy benefit liabilities at 1 January	1,795,868	2,011,045
Increase in reserves	618,976	222,779
Paid claims and other movements	(403,799)	(354,697)
Mathematical and other future policy benefit liabilities at December 31,	2,011,045	1,879,127
Total insurance reserves	2,760,841	2,517,128

Insurance Reserves Reinsurance Arrangements Tables [Text Block]

Income from insurance operations at December 31, comprised:

	2010	2011	2012
	(EUR in thousands)
Gross written premiums	1,008,320	776,301	629,689
Cancellation commissions	2,790	3,140	3,409
Other insurance related income / (expense)	6,061	(2,161)	(144)
Total income from insurance operations	1,017,171	777,280	632,954

Insurance Reserves Reinsurance Tables [Text Block]

Reinsurance

We assume and cede reinsurance with other insurance companies, mainly in the property and casualty lines of business.
Our reinsurance program consists of non-proportional treaties in motor and property, per risk and catastrophe business, which are our main lines of property and casualty business. Other lines of business are covered mainly by proportional treaties.
The effect of reinsurance on premiums written and earned for the years ended December 31, was as follows:

Short-duration life insurance contracts
	2010	2011	2012
	(EUR in thousands)
Premiums written	248,887	226,629	225,443
Reinsurance ceded	(8,305)	(4,861)	(3,622)
Net written premiums	240,582	221,768	221,821

Premiums earned	249,901	203,929	232,817
Reinsurance ceded	(8,319)	(10,324)	(7,595)
Net earned premiums	241,582	193,605	225,222

Included in premiums earned for 2010, 2011 and 2012 are premiums assumed of EUR 1.3 million, EUR 0.4 million and EUR 0.4 million respectively.
Premiums earned on long-duration life insurance contracts amounted to EUR 172.0 million, EUR 124.8 million and EUR 86.6 million for 2010, 2011 and 2012 respectively.

Property and casualty insurance contracts
	2010	2011	2012
	(EUR in thousands)
Direct premiums written	578,919	452,460	310,326
Reinsurance assumed	8,436	10,913	7,313
Reinsurance ceded	(108,698)	(70,749)	(73,060)
Net premiums written	478,657	392,624	244,579

Direct premiums earned	581,142	512,988	372,333
Reinsurance assumed	6,921	3,136	3,657
Reinsurance ceded	(108,071)	(80,602)	(70,170)
Net premiums earned	479,992	435,522	305,820

LONG-TERM DEBT (Tables)	12 Months Ended
Dec. 31, 2012
Long Term Debt Tables [Abstract]
LONG-TERM DEBT

	2011
	Under	1–5 years	After	Total
	1 year		5 years
	(EUR in thousands)
By remaining maturity
Senior Debt:
Fixed Rate	115,588	1,467,999	-	1,583,587
Variable Rate	56,438	298,876	23,009	378,323
Subordinated Debt:
Fixed Rate	13,823	470,694	-	484,517
Variable Rate	5,265	141,774	-	147,039
Other
Fixed Rate	51,611	49,389	39,318	140,318
Variable Rate	29,608	172,500	1,479	203,587
Total	272,333	2,601,232	63,806	2,937,371

	2012
	Under	1–5 years	After	Total
	1 year		5 years
	(EUR in thousands)
By remaining maturity
Senior Debt:
Fixed Rate	81,155	1,113,441	75,339	1,269,935
Variable Rate	43,611	279,626	-	323,237
Subordinated Debt:
Fixed Rate	639	25,938	-	26,577
Variable Rate	27,382	40,994	-	68,376
Other
Fixed Rate	23,817	99,987	20,964	144,768
Variable Rate	11,067	221,123	51,407	283,597
Total	187,671	1,781,109	147,710	2,116,490

Long Term Debt Long Term Senior Debt Tables [Text Block]

2011
(EUR in thousands)
Fixed, with a weighted average rate of 3.75%, maturing up until 2016 and denominated in EUR	1,139,485
Fixed, with a weighted average rate of 5.62%, maturing up until 2016 and denominated in USD	444,102
Total	1,583,587
Variable, with a weighted average rate of 2.42%, maturing up until 2016 and denominated in EUR	335,944
Variable, with a weighted average rate of 2.06%, maturing up until 2012 and denominated in USD	19,134
Variable, with a weighted average rate of 5.00%, maturing up until 2018 and denominated in BGN	23,245
Total	378,323

2012
(EUR in thousands)
Fixed, with a weighted average rate of 3.75%, maturing up until 2024 and denominated in EUR	660,066
Fixed, with a weighted average rate of 5.44%, maturing up until 2017 and denominated in USD	586,762
Fixed, with a weighted average rate of 5.0%, maturing up until 2018 and denominated in BGN	23,107
Total	1,269,935
Variable, with a weighted average rate of 1.62%, maturing up until 2016 and denominated in EUR	323,237
Total	323,237

The financial conditions of the major long-term senior fixed rate debt as of December 31, 2012, are as follows:
Issuer	Type	Issue date	Maturity date	Currency	Nominal amount in million	Own held by the Group (nominal amount in million)	Interest rate	Interest payment
Corporate bonds
Finansbank (via a VIE)	Fixed Rate Notes	March 24, 2006	March 2013	USD	110.0	39.0	Fixed interest rate of 6.5%	Semi-annually
Covered bonds
NBG	Fixed rate covered bonds- Third Series	October 7, 2009	October 2016	EUR	846.2(1)	-	Fixed coupon rate of 3.875%	Annually
Fixed rate notes
Finansbank	Senior Unsecured Notes	May 11, 2011	May 2016	USD	500.0	133.3	Fixed interest rate of 5.5%	Semi-annually
Finansbank	Eurobond Fixed Rate Notes	November 1, 2012	November 2017	USD	350.0	13.8	Fixed interest rate of 5.15%	Semi-annually
NBG	Fixed Rate Notes	December 20, 2012	December 2024	EUR	60.0(2)	-	Fixed interest rate of 2.535%	Quarterly
(1)	Includes fixed rate covered bonds issued by the Bank, which are described in Note 13 and has been designated as financial liability at fair value through profit or loss. On August 1, 2012, the Bank proceeded with cancellation of the repurchase of covered bonds of EUR 653.8 million. During 2012, net gains of NIL (2011: net gains of EUR 103.3 million) resulting from changes in the fair value of these notes were recorded in Net trading loss. Fair value gains of EUR 3.0 million were attributable to changes in instrument specific credit risk (2011: EUR 190.3 million), measured based on changes in the Bank’s own credit spread. Interest expense is not recognized separately from fair value changes. The carrying amount and amortized cost of these securities as at December 31, 2012 were EUR 600.1 million and EUR 849.2 million respectively (2011: EUR 1,059.3 million and EUR 1,497.8 million, respectively).
(2)	Loan agreement with European Investment Bank and the main purpose of this facility is the financing of small and medium-sized enterprises.

Long-term senior fixed rate debt redeemed in 2012 are as follows:
Issuer	Type	Issue date	Redemption date	Currency	Nominal amount in million
Fixed rate loans
NBG Finance Plc	Fixed Rate Notes, guaranteed by the Bank	September 21, 2010	February 22, 2012	EUR(1)	80.0
Finansbank	Fixed Rate Bonds	November 2, 2011	April 27, 2012	TL	150.0
Finansbank	Fixed Rate Bonds	November 30, 2011	May 25, 2012	TL	200.0
Finansbank	Fixed Rate Bonds	May 11, 2012	November 5, 2012	TL	400.0
Finansbank	Fixed Rate Bonds	June 11, 2012	December 4, 2012	TL	700.0
(1)	The proceeds of the Notes issued by NBG Finance Plc were ultimately lent to the Bank.

The financial conditions of the major long-term senior variable rate debt as of December 31, 2012, are as follows:
Issuer	Type	Issue date	Maturity date	Currency	Nominal amount in million	Interest rate	Interest payment
Variable rate notes
NBG	Variable Rate Notes	September 1, 2009	September 2016	EUR	250.0(1)	Three-month Euribor plus 0.576%	Quarterly
Finansbank	Floating Rate Notes Series 2012-C	December 20, 2012	November 2024	EUR	50.0	EURIBOR plus 3.6%.	Quarterly
Finansbank	Floating Rate Notes - Series 2012-B	December 20, 2012	November 2017	USD	75.0	LIBOR plus 3.4%	Quarterly
(1)	Loan agreement with European Investment Bank and the main purpose of this facility is the financing of small and medium-sized enterprises.

Long-term senior variable rate debt repurchased in 2012, are as follows:

Issuer	Type	Issue date	Repurchased date	Currency	Nominal amount in million
Corporate bonds
Finansbank (via a VIE)	Series 2005-A Floating Rate Notes ( secured on Finansbank’s Diversified Payment Rights)	March 15, 2005	February 15, 2012	USD	500.0(1)
Financings under the Hellenic Republic Bank Support Plan
NBG	Floating Rate Notes-Pillar II	February 24, 2012	May 24, 2012	EUR	3,000.0(2)
(1)	The outstanding amount of Series 2005-A as of December 31, 2011 was USD 31.3 million.
(2)	These Notes were held by the Bank and therefore, were not presented as liabilities on the Group’s Balance Sheet (see Note 17).

Long Term Debt Long Term Subordinated Debt Tables [Text Block]

(b) Long-Term Subordinated debt
Long-term Subordinated debt Senior Notes and the related rates and maturity dates at December 31, comprise:
2011
(EUR in thousands)
Fixed, 7.00% up to August 3, 2015, redeemable on or after Aug. 2015 and denominated in EUR	443,292
Fixed, 6.29% up to November 8, 2016, redeemable on or after Nov. 2016 and denominated in GBP	41,225
Total	484,517
Variable, with a weighted average rate of 3.33%, redeemable on or after July 2013 and denominated in EUR	50,756
Variable, with a weighted average rate of 2.60%, redeemable on or after Nov. 2014 and denominated in EUR	27,070
Variable, with a weighted average rate of 5.91%, redeemable on or after Feb. 2015 and denominated in EUR	31,548
Variable, with a weighted average rate of 2.30%, redeemable on or after Nov. 2014 and denominated in USD	37,665
Total	147,039

2012
(EUR in thousands)
Fixed, 7.00% up to August 3, 2015, redeemable on or after Aug. 2015 and denominated in EUR	18,974
Fixed, 6.29% up to November 8, 2016, redeemable on or after Nov. 2016 and denominated in GBP	7,603
Total	26,577
Variable, with a weighted average rate of 1.98%, redeemable on or after July 2013 and denominated in EUR	25,746
Variable, with a weighted average rate of 1.91%, redeemable on or after Nov. 2014 and denominated in EUR	14,390
Variable, with a weighted average rate of 4.59%, redeemable on or after Feb. 2015 and denominated in EUR	15,953
Variable, with a weighted average rate of 1.89%, redeemable on or after Nov. 2014 and denominated in USD	12,287
Total	68,376

The financial conditions of the long-term subordinated fixed and variable rate debt as of December 31, 2012, are as follows:
Issuer	Type	Issue date	Maturity date	Currency	Nominal amount in million	Own held by the Group (nominal amount in million)	Interest rate	Interest payment
Subordinated fixed rate notes
NBG Funding Ltd(1)	Guaranteed Fixed/Floating Rate Subordinated Callable Notes due 2037-Series E	November 8, 2006	November 2037	GBP	375.0	-	6.2889% fixed per annum until November 8, 2016 and thereafter floating of three month Libor plus 2.08%	Annually up to November 8, 2016
NBG Finance Plc	Fixed Rate Notes- Lower Tier II	August 3, 2010	August 2020 (Early redemption 2015)	EUR	450.0	431.6	7.0% for the first five years and 9.5% thereafter.	Annually
Subordinated variable rate notes
NBG Funding Ltd(1)	Guaranteed Floating Rate Subordinated Callable Notes due 2034-Series A	July 11, 2003	July 2034	EUR	350.0	-	Three-month Euribor plus 175 bps until July 11, 2013 and three-month Euribor plus 275 bps thereafter	Quarterly
NBG Funding Ltd(1)	Guaranteed CMS-Linked Subordinated Callable Notes due 2035-Series B	November 3, 2004	November 2035	EUR	350.0	-	The 10-year EUR CMS mid swap rate plus 12.5 bps reset every six months and capped at 8%	Semi annually
NBG Funding Ltd(1)	Guaranteed CMS-Linked Subordinated Callable Notes due 2035-Series C	November 3, 2004	November 2035	USD	180.0	-	The 10 year EUR CMS mid swap rate plus 12.5 bps reset every six months and capped at 8.5%	Semi annually
NBG Funding Ltd(1)	Guaranteed CMS-Linked Subordinated Callable Notes due 2035-Series D	February 16, 2005	February 2036	EUR	230.0	-	The difference of the 10-year EUR CMS mid swap rate minus the two-year mid swap rate multiplied by four subject to a minimum rate of 3.25% and capped at 10%	Annually
(1)	The proceeds of the instruments issued by NBG Funding Ltd have been lent to NBG Finance Plc, NBG Finance (Dollar) Plc and NBG Finance (Sterling) Plc through Eurobond issues and ultimately lent to the Bank under loan agreements with the same terms as each one of the instruments referred to above but with a 31-year maturity.
Within 2011, the Bank proceeded in the purchase of an additional portion of the outstanding preferred securities of an aggregate nominal amount of EUR 19.0 million of series A, B and D, GBP 11.1 million of series E and USD 1.9 million of series C. On January 3, 2012, the Bank announced a voluntary tender offer (the “Offer”) for the acquisition of any and all of the five series of the preferred securities issued by the Bank’s subsidiary, NBG Funding Ltd. Based upon the aggregate nominal amounts of the securities validly tendered for purchase pursuant to the Offer, the Bank accepted for purchase securities in EUR with nominal value of EUR 117.3 million, securities in USD with nominal value of USD 47.5 million and securities in GBP with nominal value of GBP 39.2 million. The settlement date for the purchase by the Bank of the above securities was the January 19, 2012 and the purchase was funded by existing liquidity reserves of the Bank.
Subsequent to the Offer, the Bank proceeded in the purchase of an additional portion of the outstanding preferred securities of an aggregate nominal amount of EUR 3.7 million of series A, B and D, GBP 7.9 million of series E and USD 0.1 million of series C

COMMITMENTS AND CONTINGENCIES (Tables)	12 Months Ended
Dec. 31, 2012
Commitments And Contingencies Tables [Abstract]
COMMITMENTS AND CONTINGENCIES

	2011	2012
	(EUR in thousands)
Financial instruments whose contract amounts represent credit risk:
Commitments to extend credit*:
Commercial and personal	14,584,516	14,483,760
Residential real estate	94,602	33,831
Commercial letters of credit	589,924	594,392
Standby letters of credit and financial guarantees written	5,970,422	5,586,816

*	Commitments to extend credit at December 31, 2011 and 2012 include amounts of EUR 1,685.7 million and EUR 25.0 million respectively, which cannot be cancelled without certain conditions being met at any time and without notice, or for which automatic cancellation due to credit deterioration of the borrower is not allowed. Such commitments are used in the Risk Weighted Assets calculation for capital adequacy purposes under regulatory rules currently in force.

OTHER FEES AND COMMISSIONS (Tables)	12 Months Ended
Dec. 31, 2012
Fees And Commissions Tables [Abstract]
Brokers And Dealers Disclosure Tables [Text Block]
Other fees and commissions for the years ended December 31, comprised:
	2010	2011	2012
	(EUR in thousands)
Custody, brokerage & investment banking	79,953	61,903	66,184
Retail lending fees	50,410	41,446	38,968
Corporate lending fees	149,364	136,546	135,982
Banking fees & similar charges	164,947	171,221	199,317
Fund management fees	31,018	24,305	15,350
Total	475,692	435,421	455,801

OTHER NON-INTEREST INCOME (Tables)	12 Months Ended
Dec. 31, 2012
Other Noninterest Income Tables [Abstract]
Other Noninterest Income Tables [Text Block]
Other non-interest income at December 31, comprised:
	2010	2011	2012
	(EUR in thousands)
Income from insurance operations	1,017,172	777,280	632,955
Gain on disposal of subsidiaries	522	-	158,429
Gain on disposal of premises	2,643	12,744	503
Hotel revenues	33,986	31,274	27,308
Other	106,930	41,067	98,117
Total	1,161,253	862,365	917,312

OTHER NON-INTEREST EXPENSE (Tables)	12 Months Ended
Dec. 31, 2012
Other Noninterest Expense Tables [Abstract]
Other Noninterest Expense Tables [Text Block]
Other non-interest expense at December 31, comprised:
	2010	2011	2012
	(EUR in thousands)
Insurance claims, reserves movement, commissions and reinsurance premium ceded	941,589	1,013,879	469,865
Credit card costs	30,067	31,868	47,960
Hotel running costs	37,125	35,128	30,650
Broker costs	6,996	4,623	3,450
Rental expense	120,386	119,226	122,818
Taxes and duties other than income tax	97,835	94,201	95,597
Promotion and advertising	78,502	56,946	66,867
Third party fees	139,599	135,216	123,592
Commissions on issues of Hellenic Republic Bank Support Plan - Pillar II	46,012	159,109	210,909
Other	359,717	583,044	423,719
Total	1,857,828	2,233,240	1,595,427

Commissions on issues of Hellenic Republic Bank Support Plan – Pillar II relate to the fees payable to the Hellenic Republic with respect to the notes issued by the Bank and guaranteed by the Hellenic Republic, in the context of Pillar II of the Hellenic Republic Bank Support Plan, as described in Note 17.

Other Noninterest Expense Insurance Claims Reserves Movement Tables [Text Block]

Insurance claims, reserves movement, commissions and reinsurance premium ceded for the years ended December 31 comprised:
	2010	2011	2012
	(EUR in thousands)
Reinsurance premiums ceded	117,003	75,499	76,564
Insurance benefits and claims incurred	625,970	600,701	525,168
Reinsurance recoveries	(70,547)	(49,569)	4,395
Net insurance claims and benefits incurred	555,423	551,132	529,563
Movement in mathematical and other reserves	103,443	226,875	(238,732)
Share of reinsurers	3,258	16,698	1,687
Net movement in mathematical and other reserves	106,701	243,573	(237,045)
Commission expense	120,401	107,492	77,235
Other insurance related expenses	42,061	36,183	23,548
Total	941,589	1,013,879	469,865

INCOME TAX EXPENSE (Tables)	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure Tables [Abstract]
INCOME TAX DICLOSURE

NOTE 30: INCOME TAX (EXPENSE) / BENEFIT
The significant components of the income tax/(expense)/benefit for the years ended December 31, 2010, 2011 and 2012 are as follows:

	2010	2011	2012

	(EUR in thousands)
Income tax (expense) / benefit:
Current tax expense domestic	(110,967)	(46,297)	(33,632)
Current tax expense foreign	(149,212)	(107,342)	(171,603)
Deferred tax (expense)/benefit domestic	182,121	(307,995)	(19,105)
Deferred tax (expense)/benefit foreign	35,747	2,289	55,201
Total income tax (expense) / benefit	(42,311)	(459,345)	(169,139)
The allocation of income before income tax between domestic and foreign is presented in Note 37.

The differences between the nominal statutory income tax and the effective income tax are summarized as follows:

	2010	2011	2012

	(EUR in thousands)
Income tax calculated based on statutory income tax rate of 20% (2010: 24% and 2011: 20%)	(63,766)	(2,809,627)	(469,770)
Effect of tax exempt income	(35,029)	(18,132)	(58,460)
Effect of different tax rates in other countries	(60,839)	10,535	(21,119)
Non deductible expenses	52,769	120,968	50,376
Statutory revaluation of fixed assets	-	-	(9,569)
Effect of change in income tax rate	43,987	9,851	-
Valuation allowance for deferred tax assets	-	3,115,613	658,249
Non-offsettable income taxes with current year income taxes	14,059	12,740	14,262
Income tax audit settlement	2,494	8,223	5,894
Other	9,535	9,174	(724)
Income tax expense / (benefit) before additional income taxes	(36,790)	459,345	169,139

Additional income tax under Greek tax laws 3808/2009 and 3845/2010	26,126	-	-
Non-offsettable income taxes in accordance with Law 3842/2010	52,975	-	-
Income tax expense / (benefit) after additional income taxes	42,311	459,345	169,139
In 2011, the increase in the effect on taxes of the expenses non-deductible for tax purposes is mainly due to the impairment of goodwill of investments in subsidiaries (see Note 14).

The significant components of deferred income tax assets and liabilities at December 31 comprised:

	2011	2012

	(EUR in thousands)
Deferred Tax Assets:
Allowance for loan losses	477,575	813,060
Mark to market valuation of securities and derivatives	1,109,601	597,125
Pension and other post retirement benefits	53,519	87,739
Insurance reserves	93,940	84,298
Revaluation of land and buildings	137,640	150,419
Intangibles recognized upon acquisition and other assets	192	53
Tax loss carried forward	210,461	369,996
Other	98,340	187,903
PSI tax losses	1,323,641	1,834,919
Gross deferred tax assets	3,504,909	4,125,512
Deferred tax assets / liabilities for netting	(130,204)	(167,420)
Net deferred tax assets	3,374,705	3,958,092
Valuation allowance for deferred tax assets	(3,115,613)	(3,788,201)
Net deferred tax assets after valuation allowance	259,092	169,891

Deferred Tax Liabilities:
Allowance for loan losses	(22,455)	(35,576)
Mark to market valuation of securities and derivatives	(31,477)	(47,518)
Pension and other post retirement benefits	-	(783)
Revaluation of land and buildings	(1,358)	(1,103)
Intangibles recognized upon acquisition and other assets	(37,644)	(37,224)
Tax free reserves	(92,556)	(92,003)
Other	(6,927)	(17,076)
Gross deferred tax liabilities	(192,417)	(231,283)
Deferred tax liabilities / assets for netting	130,204	167,420
Net deferred tax liabilities	(62,213)	(63,863)

(EUR in
Year	thousands)
2013	12,846
2014	97,035
2015	765,279
2016	22,190
2017	921,688
2018	37,392
2019	54,494
Unlimited	7,572
Total	1,918,496

Reconciliation of the Change in Unrecognized Tax Benefits
	2010	2011	2012

	(EUR in thousands)
Balance, at beginning of year	18,873	10,763	10,891
Reductions related to positions taken during prior years	(32)	-	(1,239)
Additions related to positions taken during the current year	3,500	344	135
Settlements	(11,606)	(185)	-
Effect of foreign exchange differences	28	(31)	-
Balance, at end of year	10,763	10,891	9,787

Company	Open tax years
National Bank of Greece S.A.	2009-2012
NBG London Branch (United Kingdom)	2011-2012
Finansbank A.S. (Turkey)	2007-2008 & 2010-2012
United Bulgarian Bank A.D.-Sofia (Bulgaria)	2010-2012
Vojvodjanska Banka A.D. Novi Sad (Serbia)	2005-2012
Banca Romaneasca S.A. (Romania)	2007-2012
NBG Securities S.A. (Greece)	2009-2012
NBG Asset Management Mutual Funds S.A. (Greece)	2009-2012
Ethniki Leasing S.A. (Greece)	2010-2012
Ethniki Hellenic General Insurance S.A. (Greece)	2010-2012

EARNINGS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2012
Earnings Per Share Tables [Abstract]
Earnings Per Share Tables [Text Block]

	2010	2011	2012

Net loss attributable to NBG shareholders	(354,772)	(14,539,668)	(2,537,491)
Dividends to preference shares	(71,558)	-	-
Net loss attributable to ordinary shareholders	(426,330)	(14,539,668)	(2,537,491)
Weighted average ordinary shares outstanding for basic earnings per share	762,275,390	955,341,356	955,909,298
Weighted average ordinary shares outstanding for dilutive earnings per share	762,275,390	955,341,356	955,909,298
Basic earnings / (losses) per share	(0.56)	(15.22)	(2.65)
Diluted earnings / (losses) per share	(0.56)	(15.22)	(2.65)

REGULATORY MATTERS (Tables)	12 Months Ended
Dec. 31, 2012
Regulatory Capital Requirements Tables [Abstract]
Regulatory Capital Requirements Tables [Text Block]

					Notional
ISIN	ISSUER	Currency	Coupon	Frequency	(EUR thousands)	Maturity
EU000A1G0AL3	EFSF	EUR	Euribor + 46 bps	Semi-Annually	1,486,000	19/4/2018
EU000A1G0AM1	EFSF	EUR	Euribor + 57 bps	Semi-Annually	1,486,000	19/4/2019
EU000A1G0AN9	EFSF	EUR	Euribor + 64 bps	Semi-Annually	1,486,000	19/4/2020
EU000A1G0AP4	EFSF	EUR	Euribor + 71 bps	Semi-Annually	1,486,000	19/4/2021
EU000A1G0AQ2	EFSF	EUR	Euribor + 77 bps	Semi-Annually	1,486,000	19/4/2022
EU000A1G0A57	EFSF	EUR	Euribor + 34 bps	Semi-Annually	726,875	19/12/2022
EU000A1G0A65	EFSF	EUR	Euribor + 35 bps	Semi-Annually	726,875	19/12/2023
EU000A1G0A73	EFSF	EUR	Euribor + 36 bps	Semi-Annually	872,250	19/12/2024
Total					9,756,000

The actual capital amounts and ratios (based on IFRS figures) for the Group are presented in the table below:
			For Capital
			Adequacy Purposes
	Actual		Minimum Required
	Amount	Ratio	Amount	Ratio
	(EUR in millions)		(EUR in millions)
As of December 31, 2012:
Total Capital	5,819	9.0%	5,162	8.0%
(to Risk-Weighted Assets)
Tier I Capital	5,464	8.5%	3,226	5.0%
(to Risk-Weighted Assets)
As of December 31, 2011:
Total Capital	(1,664)	(2.6)%	5,140	8.0%
(to Risk-Weighted Assets)
Tier I Capital	(2,367)	(3.7)%	3,212	5.0%
(to Risk-Weighted Assets)
As of December 31, 2010:
Total Capital	9,311	13.7%	5,456	8.0%
(to Risk-Weighted Assets)
Tier I Capital	8,959	13.1%	3,410	5.0%
(to Risk-Weighted Assets)

FAIR VALUE OF FINANCIAL INSTRUMENTS (Tables)	12 Months Ended
Dec. 31, 2012
Fair Value Disclosures Tables [Abstract]
Fair Value Disclosures Tables [Text Block]

	Year ended December 31, 2011		Year ended December 31, 2012

	Carrying	Fair	Carrying	Fair Value
	Amount	Value	Amount	Total	Level 1	Level 2	Level 3
	(EUR in thousands)		(EUR in thousands)
Financial Assets:
Interest bearing deposits with banks	3,767,624	3,771,226	2,976,543	2,978,346	145,477	2,832,869	-
Held to maturity securities	1,002,202	963,301	355,944	404,974	-	379,994	24,980
Loans at amortized cost, net of allowance	69,174,975	69,050,417	66,835,315	67,895,875	-	-	67,895,875
Financial Liabilities:
Deposits at amortized cost	89,795,575	89,807,018	88,204,157	88,245,815	7,717,459	80,528,356	-
Other borrowed funds	925,971	920,699	2,026,659	2,024,674	-	2,024,674	-
Long-term debt at amortized cost	1,878,074	1,838,635	1,516,424	1,476,024	-	1,390,267	85,757

	Fair value measurement using
	Level 1	Level 2	Level 3	Total assets/
				liabilities
				at fair
At December 31, 2011				value
	(EUR in thousands)
Assets
Trading assets	198,857	2,472,853	292,378	2,964,088
Greek government bonds	-	-	259,233	259,233
Debt securities issued by other governments and public sector entities	176,932	42,875	-	219,807
Greek treasury bills	-	2,268,222	-	2,268,222
Foreign treasury bills	-	24,057	-	24,057
Debt securities issued by Greek financial institutions	-	44,025	370	44,395
Debt securities issued by foreign financial institutions	-	77,251	32,775	110,026
Corporate debt securities issued by Greek companies	-	10,876	-	10,876
Corporate debt securities issued by foreign companies	-	5,547	-	5,547
Equity securities issued by Greek companies	7,767	-	-	7,767
Equity securities issued by foreign companies	8,750	-	-	8,750
Mutual fund units	5,408	-	-	5,408
Derivative assets	9,349	3,523,423	73,193	3,605,965
Available-for-sale securities	3,272,302	1,425,813	3,873,609	8,571,724
Greek government bonds	-	-	3,697,378	3,697,378
Debt securities issued by other governments and public sector entities	2,706,134	347,617	-	3,053,751
Foreign treasury bills	25,574	154,876	-	180,450
Corporate debt securities issued by companies incorporated in Greece	-	365,645	94,881	460,526
Corporate debt securities issued by companies incorporated outside Greece	16,469	557,063	81,350	654,882
Equity securities issued by companies incorporated in Greece	57,620	-	-	57,620
Equity securities issued by companies incorporated outside Greece	44,343	612	-	44,955
Mutual Fund units	422,162	-	-	422,162
Loans at fair value(1)	-	277,247	-	277,247
Other assets	264,542	21,829	9,341	295,712
Total Assets	3,745,050	7,721,165	4,248,521	15,714,736
Liabilities
Deposits at fair value(2)	-	1,779,727	-	1,779,727
Derivative liabilities	8,371	4,301,180	10,937	4,320,488
Accounts payable, accrued expenses and other liabilities (Securities short position)	5,009	-	-	5,009
Long-term debt at fair value(1)	-	1,059,297	-	1,059,297
Total liabilities	13,380	7,140,204	10,937	7,164,521

(1)	Amounts represent items for which the Group has elected the Fair Value Option under ASC 825 “Financial Instruments” (see Note 13 and Note 24).
(2)	Amounts represent items, which contain an embedded derivative and the Group has elected to account for at fair value through the profit and loss under the provisions of ASC 815 “Derivatives and Hedging” instead of separating the embedded derivative, and items that the Group has elected the Fair Value Option under ASC 825 “Financial Instruments (see Note 19).

	Fair value measurement using
	Level 1	Level 2	Level 3	Total asset/
				liability at
At December 31, 2012				fair value
	(EUR in thousands)
Assets
Trading assets	1,994,026	3,441,358	33,140	5,468,524
Greek government bonds	-	62	-	62
Debt securities issued by other governments and public sector entities	222,920	32,645	358	255,923
Greek treasury bills	-	3,221,845	-	3,221,845
Foreign treasury bills	1,603,443	59,413	-	1,662,856
Debt securities issued by Greek financial institutions	-	41,202	336	41,538
Debt securities issued by foreign financial institutions	113,876	63,510	32,446	209,832
Corporate debt securities issued by Greek companies	-	17,559	-	17,559
Corporate debt securities issued by foreign companies	3,997	5,122	-	9,119
Equity securities issued by Greek companies	30,249	-	-	30,249
Equity securities issued by foreign companies	7,557	-	-	7,557
Mutual fund units	11,984	-	-	11,984
Derivative assets	4,625	3,659,167	29,232	3,693,024
Available-for-sale securities	3,677,358	2,947,701	466,364	7,091,423
Greek government bonds	-	1,474,473	206,866	1,681,339
Debt securities issued by other governments and public sector entities	3,032,357	456,468	-	3,488,825
Foreign treasury bills	7,559	309,402	-	316,961
Corporate debt securities issued by companies incorporated in Greece	22,680	389,126	74,605	486,411
Corporate debt securities issued by companies incorporated outside Greece	4,098	318,232	184,893	507,223
Equity securities issued by companies incorporated in Greece	88,215	-	-	88,215
Equity securities issued by companies incorporated outside Greece	27,586	-	-	27,586
Mutual Fund units	494,863	-	-	494,863
Loans at fair value(1)	-	180,611	-	180,611
Other assets	282,535	12,640	11,135	306,310
Total Assets	5,958,544	10,241,477	539,871	16,739,892
Liabilities
Deposits at fair value(2)	-	2,954,945	-	2,954,945
Derivative liabilities	5,129	4,742,468	36,800	4,784,397
Accounts payable, accrued expenses and other liabilities (Securities short position)	3,727	-	-	3,727
Long-term debt at fair value(1)	-	-	600,066	600,066
Total Liabilities	8,856	7,697,413	636,866	8,343,135
(1)	Amounts represent items for which the Group has elected the Fair Value Option under ASC 825 “Financial Instruments” (see Note 13 and Note 24).
(2)	Amounts represent items, which contain an embedded derivative and the Group has elected to account for at fair value through the profit and loss under the provisions of ASC 815 “Derivatives and Hedging” instead of separating the embedded derivative, and items that the Group has elected the Fair Value Option under ASC 825 “Financial Instruments (see Note 19).

		2011
		Balance at beginning of year	Gain/(losses) included in earnings	Gain/(losses) included in OCI	Purchases	Settlements	Transfer into/(out of) level 3	Balance at end of year

		(EUR in thousands)
Trading assets		36,862	(4,053)	-	-	-	259,569	292,378
Greek government bonds		-	-	-	-	-	259,233	259,233
Debt securities issued by Greek financial institutions		79	(45)	-	-	-	336	370
Debt securities issued by foreign financial institutions		36,783	(4,008)	-	-	-	-	32,775
Net Derivatives		26,138	4,242	-	2,994	(13,136)	42,018	62,256
Available-for-sale securities		191,564	(12,875)	(46,274)	-	-	3,741,194	3,873,609
Greek government bonds		72,980	(12,884)	(23,766)	-	-	3,661,048	3,697,378
Corporate debt securities issued by companies incorporated in Greece		14,346	-	389	-	-	80,146	94,881
Corporate debt securities issued by companies incorporated outside Greece		104,238	9	(22,897)	-	-	-	81,350
Other assets		-	-	-	9,341	-	-	9,341
Deposits at fair value		623	114	-	-	(737)	-	-

	2012
	Balance at beginning of year	Gain/(losses) included in earnings	Gain/(losses) included in OCI	Purchases	Sales	Settlements	Transfer into/(out of) level 3	Balance at end of year

Trading assets	292,378	(26,759)	-	9,460	(14,593)	(227,858)	512	33,140
Greek government bonds	259,233	(27,086)	-	1,339	(5,628)	(227,858)	-	-
Debt securities issued by other governments and public sector entities	-	-	-	-	-	-	358	358
Debt securities issued by Greek financial institutions	370	38	-	6,813	(6,885)	-	-	336
Debt securities issued by foreign financial institutions	32,775	289	-	1,308	(2,080)	-	154	32,446
Net Derivatives	62,256	(9,659)	-	(26,071)	-	-	(34,094)	(7,568)
Available-for-sale securities	3,873,609	(205,209)	73,238	55,896	(80,370)	(1,936,304)	(1,314,496)	466,364
Greek government bonds	3,697,378	(212,705)	70,730	55,896	(22,911)	(1,924,224)	(1,457,298)	206,866
Corporate debt securities issued by companies incorporated in Greece	94,881	6,927	537	-	(15,660)	(12,080)	-	74,605
Corporate debt securities issued by companies incorporated outside Greece	81,350	569	1,971	-	(41,799)	-	142,802	184,893
Other assets	9,341	677	-	-	-	-	1,117	11,135
Long-term debt	-	-	-	-	-	-	600,066	600,066

Quantitative Information about Level 3 Fair Value Measurements

Quantitative Information about Level 3 Fair Value Measurements

				Range of Inputs
Financial Instrument	Fair Value	Valuation Technique	Significant Unobservable Input	Low	High
	(EUR in thousands)
ASSETS
Debt Securities
Trading debt securities issued by foreign financial institutions	32,292	Price Based	Price	20.8	98.6
Other Trading debt securities	848	Price Based	Price	37.0	37.0
Available-for-sale Greek Government bonds	206,866	Discounted Cash Flows	Credit Spread over 30 years	821 bps	821 bps
Available-for-sale Corporate debt securities issued by companies incorporated in Greece	74,605	Price Based	Price	37.0	60.0
Available-for-sale Corporate debt securities issued by companies incorporated outside Greece	155,272	Discounted Cash Flows	Liquidity Factor Adjustment on Discounted Cash Flows Model	14.0%	25.0%
	29,621	Price Based	Price	93.8	99.0

Net Derivatives

Interest Rate Swaps	644	Discounted Cash Flows	FX Correlation	(0.25)	0.85
	14,470		Constant Maturity Swap correlation between different tenors (eg 2yr 10 yr)	0.68	0.93
	1,285		Constant Maturity Swap correlation between different tenors and currencies (quanto)	(0.10)	0.95
Credit Derivative	(26,158)	Internal Model	Expected Loss Rate	8.1%	8.1%
Other Derivatives	1,890	Market Standard Black Scholes Model	FX Pair Correlation	(0.10)	0.68
	(1,113)	Market Standard Black Scholes Model	Index volatility	0.05	0.30
	1,415	Discounted Cash Flows - Internal Model (for CVA/DVA)	Credit Spread	100 bps	1000 bps

Other assets	11,135	Price Based	Price	101.0	101.0

LIABILITIES
Long Term Debt	600,066	Price Based	Price	70.0	70.0

SEGMENT INFORMATION (Tables)	12 Months Ended
Dec. 31, 2012
Segment Reporting Tables [Abstract]
Segment Reporting Tables [Text Block]

			Global	Insurance	International		Other	Group
		Corporate &	markets &
12-month period ended	Retail	Investment	Asset			Turkish
December 31, 2010	Banking	Banking	Management			Operations
	(EUR in thousands)

Net interest income	1,368,231	621,918	472,177	54,066	461,836	1,053,634	116,095	4,147,957
Net fee and commission income / (loss)	127,788	77,841	37,556	8,054	102,260	262,723	(6,297)	609,925
Other	(25,223)	(73,770)	(205,549)	101,146	28,456	47,939	8,595	(118,406)
Total operating income / (loss)	1,470,796	625,989	304,184	163,266	592,552	1,364,296	118,393	4,639,476
Direct costs	(683,711)	(53,058)	(77,823)	(159,653)	(300,583)	(659,239)	(160,099)	(2,094,166)
Allocated costs and provisions	(1,155,003)	(259,477)	(60,472)	(37,603)	(209,568)	(144,586)	(42,569)	(1,909,278)
Share of profit of associates	-	-	310	903	1,055	289	(959)	1,598
Profit / (loss) before tax	(367,918)	313,454	166,199	(33,087)	83,456	560,760	(85,234)	637,630

Segment assets as at December 31, 2010
Segment assets	30,079,448	18,957,278	29,793,880	3,052,124	10,506,104	20,619,183	7,129,220	120,137,237
Tax assets								607,368
Total assets								120,744,605

Other Segment items
Depreciation, amortization(1)	19,746	1,291	5,968	9,698	35,483	53,633	101,441	227,260
Credit provisions and other impairment charges	796,593	204,037	39,865	36,987	209,528	144,586	18,731	1,450,327
Non- current assets additions	8,730	13,254	4,093	5,137	52,360	67,704	105,934	257,212

(1)	Includes depreciation and amortization on investment property, property & equipment, software & other intangible assets and amortization and write-offs of intangible assets recognized on business combinations.

Breakdown by business segment
			Global	Insurance	International		Other	Group
		Corporate &	markets &
12-month period ended	Retail	Investment	Asset			Turkish
December 31, 2011	Banking	Banking	Management			Operations
	(EUR in thousands)

Net interest income	1,203,449	775,789	371,353	62,831	387,197	903,357	138,832	3,842,808
Net fee and commission income / (loss)	101,398	81,691	(106,766)	6,935	94,218	313,622	2,751	493,849
Other	(25,192)	(61,766)	8,674	178,720	5,824	35,646	(106,603)	35,303
Total operating income / (loss)	1,279,655	795,714	273,261	248,486	487,239	1,252,625	34,980	4,371,960
Direct costs	(687,823)	(52,153)	(65,095)	(135,460)	(293,350)	(656,414)	(249,029)	(2,139,324)
Allocated costs and provisions	(1,514,674)	(2,151,714)	(10,723,025)	(633,054)	(202,164)	(147,058)	(282,246)	(15,653,935)
Share of profit of equity method investments	-	-	(2,592)	1,051	1,193	94	1,433	1,179
Profit / (loss) before tax	(922,842)	(1,408,153)	(10,517,451)	(518,977)	(7,082)	449,247	(494,862)	(13,420,120)

Segment assets as at December 31, 2011
Segment assets	27,368,430	16,195,725	24,903,725	2,041,287	9,856,192	20,671,864	4,280,798	105,318,021
Deferred tax assets and Current income tax advance								1,551,968
Total assets								106,869,989

Other Segment items
Depreciation & amortization(1)	18,759	1,688	4,848	8,895	36,261	54,593	101,187	226,231
Credit provisions and other impairment charges	1,180,171	2,101,421	10,702,049	631,329	200,322	147,058	259,932	15,222,282
Non- current assets additions	5,517	10,805	35,736	3,112	18,872	80,175	66,134	220,351

(1)	Includes depreciation and amortization on investment property, property & equipment, software & other intangible assets and amortization and write-offs of intangible assets recognized on business combinations.

Breakdown by business segment
			Global	Insurance	International		Other	Group
		Corporate &	markets &
12-month period ended	Retail	Investment	Asset			Turkish
December 31, 2012	Banking	Banking	Management			Operations
	(EUR in thousands)

Net interest income	940,494	745,498	(105,932)	70,827	311,774	1,265,436	137,047	3,365,144
Net fee and commission income / (loss)	87,801	85,000	(177,483)	6,394	90,402	400,471	2,259	494,844
Other	(8,634)	(49,142)	(468,678)	156,237	16,482	168,076	(147,021)	(332,680)
Total operating income / (loss)	1,019,661	781,356	(752,093)	233,458	418,658	1,833,983	(7,715)	3,527,308
Direct costs	(614,871)	(51,494)	(59,208)	(118,543)	(272,576)	(749,134)	(29,097)	(1,894,923)
Allocated costs and provisions	(1,736,085)	(654,232)	(246,512)	(31,143)	(258,286)	(285,596)	(408,698)	(3,620,552)
Share of profit of equity method investments	-	-	105	92	275	2,131	(373)	2,230
Profit / (loss) before tax	(1,331,295)	75,630	(1,057,708)	83,864	(111,929)	801,384	(445,883)	(1,985,937)

Segment assets as at December 31, 2012
Segment assets	25,694,156	14,377,305	19,583,841	3,136,405	9,429,178	24,615,422	6,293,111	103,129,418
Deferred tax assets and Current income tax advance								1,669,355
Total assets								104,798,773

Other Segment items
Depreciation & amortization(1)	12,685	1,693	3,210	8,529	32,435	64,689	107,912	231,153
Credit provisions and other impairment charges	1,435,962	608,400	227,245	29,468	254,686	285,596	311,643	3,153,000
Non- current assets additions	12,305	29,400	5,916	4,562	16,535	95,980	79,112	243,810

(1)	Includes depreciation and amortization on investment property, property and equipment, software and other intangible assets and amortization and write-offs of intangible assets recognized on business combinations.

Reconciliation of Profit before tax per IFRS reported for the segments to Income / (loss) before income tax per US GAAP	2010	2011	2012
	(EUR in thousands)
Profit / (loss) before tax	637,630	(13,420,120)	(1,985,937)
Dividend paid and transactions on financial instruments classified within equity under IFRS	(369)	(39,252)	(17,311)
Hedging of Interest Rate Risk and Net Investment Hedge	(693,471)	(68,125)	(358,974)
Fixed assets measurement difference	8,733	38,322	56,867
Difference in loan interest income recognition	(40,776)	(12,457)	(54,149)
Redeemable non-controlling interests	29,636	15,117	(424)
Foreign exchange differences on AFS debt securities	(78,220)	103,584	2,280
Difference of equity in earnings of investees	1,797	16,074	46,355
Insurance reserves	(67,508)	(307,243)	31,854
Impairment of goodwill	-	(298,241)	(2,018)
Impairment of AFS securities	(23,979)	127,793	19,101
Bond's portfolio classification	-	(187,722)	(126,470)
Other	76,175	(15,864)	39,978
US GAAP restatements	(115,341)	-	-
Income/(loss) before income tax	(265,693)	(14,048,134)	(2,348,848)

Breakdown of total assets, total revenue, income / (loss) before income tax and net income/ (loss) attributable to NBG shareholders by geographical location

	Total assets	Total revenue(1)	Income / (loss) before income tax	Net income / (loss) attributable to NBG shareholders
	(EUR in thousands)
12-month period ended December 31, 2010
Domestic …………………………………………	83,757,213	3,666,315	(896,685)	(863,141)
Turkish operations …………………………………………	20,688,614	2,184,826	553,469	428,496
Other International …………………………………………..	14,286,051	965,518	77,523	79,873
Group …………………………………………….	118,731,878	6,816,659	(265,693)	(354,772)

12-month period ended December 31, 2011
Domestic …………………………………………	71,599,902	(6,399,383)	(14,511,072)	(14,888,328)
Turkish operations …………………………………………	20,685,649	2,305,298	481,218	360,141
Other International …………………………………………..	11,181,684	866,718	(18,280)	(11,481)
Group …………………………………………….	103,467,235	(3,227,367)	(14,048,134)	(14,539,668)

12-month period ended December 31, 2012
Domestic …………………………………………	65,927,496	2,410,240	(2,996,896)	(3,049,673)
Turkish operations …………………………………………	24,616,139	3,004,473	751,719	602,108
Other International …………………………………………..	10,612,308	805,779	(103,671)	(89,926)
Group …………………………………………….	101,155,943	6,220,492	(2,348,848)	(2,537,491)

(1) Total revenue includes OTTI on available for sale securities

EMPLOYEE BENEFIT PLANS (Tables)	12 Months Ended
Dec. 31, 2012
Defined Benefit Pension Plans And Defined Benefit Postretirement Plans Disclosure Tables [Abstract]
EMPLOYEE BENEFIT PALNS

	2010	2011	2012
	(EUR in thousands)
Service cost	17,546	14,010	13,584
Interest cost	22,519	19,434	20,157
Expected return on plan assets	(2,968)	(4,749)	(3,382)
Amortization of actuarial losses	14,883	13,838	11,372
Amortization of past service cost	294	137	141
Losses / (income) on curtailments / settlements and other expense / (income)	9,821	7,412	(2,971)
Net periodic pension cost	62,095	50,082	38,901

	2010	2011	2012
Discount rate	5.2%	5.3%	5.1%
Expected return on plan assets	6.4%	5.5%	4.9%
Rate of compensation increase	5.1%	3.5%	2.7%

To set the expected long-term rate of return assumptions the Group uses forward looking assumptions. In particular, as regards Greek equities, the Group used the return on 10-year government bonds as at the end of the reporting period plus an equity risk premium based on a basket of company shares listed on the ATHEX. As regards Deposit Administration Fund assets, the guaranteed return interest rate was used.

The aggregated funding status recognized in the consolidated balance sheet is reconciled below as follows for the years ended December 31:
	2010	2011	2012
	(EUR in thousands)
Change in Projected Benefit obligation (“PBO”):
PBO, beginning of year	472,896	402,143	301,106
Service cost	17,546	14,010	13,584
Interest cost	22,519	19,434	20,157
Employee contributions	6,353	5,065	4,930
Actuarial loss/(gain)	(30,682)	(37,680)	53,829
Adjustment for disposal and other	1,291	(3,137)	170,345
Benefits paid from the Fund	(68,744)	(85,684)	(37,233)
Benefits paid directly by the Group	(25,552)	(18,694)	(54,910)
Settlements/Terminations/Curtailments	6,418	5,649	(11,637)
Prior service cost arising over last period	98	-	(2,827)
PBO, end of year	402,143	301,106	457,344

	2010	2011	2012
	(EUR in thousands)
Change in plan assets:
Fair value of plan assets, beginning of year	68,968	102,210	76,363
Actual return on plan assets	(31,839)	(18,132)	1,310
Employer contributions	127,472	72,904	24,053
Employee contributions	6,353	5,065	4,930
Benefits paid	(68,744)	(85,684)	(37,233)
Fair value of plan assets, end of year	102,210	76,363	69,423

Employer contributions paid by the Group, are in excess of the EUR 8.7 million total expected contributions for funded plans for 2012.

The amounts recognized in the consolidated balance sheet as at December 31, are as follows:
	2010	2011	2012
	(EUR in thousands)
Funded status, end of year	(299,933)	(224,743)	(387,921)

The weighted-average assumptions used in determining the benefit obligation of such plans at December 31 are as follows:
	2010	2011	2012
Discount rate	5.3%	5.1%	3.6%
Rate of compensation increase	3.4%	2.7%	2.4%
Pension increase	2.5%	0.0%	0.0%

Additional year-end information for pension plans with accumulated benefit obligations in excess of plan assets at December 31:
	2010	2011	2012
	(EUR in thousands)
Projected benefit obligation	402,143	301,106	457,344
Accumulated benefit obligation	328,602	259,542	395,867
Fair value of plan assets	102,210	76,363	69,423

The amounts recognized in accumulated "Other Comprehensive Income" at December 31 are as follows:

	2010	2011	2012
	(EUR in thousands)
Net actuarial losses	170,532	139,368	175,487
Prior service cost	1,756	1,441	(1,598)

Other Changes in Plan Assets and Benefit Obligations recognized in Other comprehensive income / (loss) at December 31 are as follows:

	2010	2011	2012
	(EUR in thousands)
Net Loss / (Gain)	4,125	(14,799)	55,902
Prior Service Cost / (Credit)	98	-	(2,827)
Amortization of (Losses) / Gains	(18,340)	(15,504)	(20,097)
Amortization of Prior Service Cost	(396)	(137)	(141)
Total recognized on Other comprehensive income / (loss)	(14,513)	(30,440)	32,837

	2011		2012		2013
	Amount	Proportion	Amount	Proportion
	(EUR in thousands)		(EUR in thousands)
Equity securities	7,735	10%	6,159	9%	9%-28%
Other	68,628	90%	63,264	91%	72%-91%
Total	76,363	100%	69,423	100%

Benefit
payments projected
(EUR in thousands)
Expected Benefits next year	66,804
Expected Benefits in 2 Yrs	22,402
Expected Benefits in 3 Yrs	27,321
Expected Benefits in 4 Yrs	28,372
Expected Benefits in 5 Yrs	30,623
Expected Benefits in 6th to 10th Yr	130,268
In 2013, the Group is expected to make EUR 7.1 million in contributions to funded plans and EUR 47.5 million in retirement indemnities.

ACCUMULATED OTHER COMPREHENSIVE INCOME ATTRIBUTABLE TO NBG SHAREHOLDERS (Tables)	12 Months Ended
Dec. 31, 2012
Comprehensive Income Note Tables [Abstract]
ACCUMULATED OTHER COMPREHENSIVE INCOME ATTRIBUTABLE TO NBG SHAREHOLDERS

		Unrealized
		gains/(losses) on		Accumulated
	Foreign	Available-		Other
	Currency	for-Sale	Pension	Comprehensive
	Items	Securities	liability	Income
	(EUR in thousands)
Balance, January 1, 2010	(780,921)	(586,317)	(149,889)	(1,517,127)
Changes during 2010	182,099	(2,065,236)	14,668	(1,868,469)
Balance, December 31, 2010	(598,822)	(2,651,553)	(135,221)	(3,385,596)
Changes during 2011	(925,522)	2,343,084	29,456	1,447,018
Balance, December 31, 2011	(1,524,344)	(308,469)	(105,765)	(1,938,578)
Changes during 2012	129,710	556,405	(31,436)	654,679
Balance, December 31, 2012	(1,394,634)	247,936	(137,201)	(1,283,899)

POST BALANCE SHEET EVENTS	12 Months Ended
Dec. 31, 2012
Post Balance Sheet Events Tables [Abstract]
Subsequent Event Statement Tables [Text Block]

2012
(EUR in millions)
ASSETS
Cash and balances with central banks	2,065
Due from banks	4,693
Financial assets at fair value through profit or loss and derivatives	2,598
Loans and advances to customers	43,171
Investment securities	9,469
Other assets	5,657
Total assets	67,653

LIABILITIES
Due to banks	31,819
Derivative financial instruments	2,677
Due to customers	30,752
Debt securities in issue & other borrowed funds	1,365
Other liabilities	1,695
Total liabilities	68,308

Source: Eurobank’s published, audited by statutory auditor, consolidated financial statements for the year ended December 31, 2012, prepared in accordance with IFRS as adopted in the European Union.

2012
(EUR in millions)
ASSETS
Due from banks	3
Investment property	122
Other assets	1
Total assets	126

LIABILITIES
Due to banks	55
Derivative financial instruments	4
Other liabilities	10
Total liabilities	69

Source: Unaudited financial information.

2012
(EUR in millions)
12-month period ended December 31, 2012
Net Interest Income before provisions for loan losses	37
Provisions for loan losses	(12)
Net Interest Income after provisions for loan losses	25
Non Interest Inome/ expense	(28)
Income / (loss) before income tax	(3)

December 31, 2012
Shareholder's Equity	101
Net Loans	901
Investment Securities	148
Deposits	890

REPORTING CURRENCY AND TRANSLATION INTO US DOLLARS (Details)	Dec. 31, 2012	Apr. 30, 2012
Exchange Rate [Abstract]
Exchange Rate Eur To Usd	0.7579
Foreign Currency Translation Abstract
Foreign Currency Exchange Rate, Translation		0.7653

MERGERS, ACQUISITIONS, DISPOSALS AND NEW ENTITIES ESTABLISHED (Details)	12 Months Ended
	Dec. 31, 2012 USD ($)	Dec. 31, 2012 EUR (€)	Dec. 31, 2011 EUR (€)	Dec. 31, 2010 EUR (€)	Dec. 31, 2011 Cpt Investments Ltd [Member]	Jun. 29, 2011 Cpt Investments Ltd [Member] EUR (€)	Sep. 27, 2012 Ethniki Hellenic General Insurance Sa [Member] EUR (€)	Dec. 31, 2012 Banca Romaneasca [Member]	Mar. 15, 2012 Banca Romaneasca [Member] EUR (€)	Aug. 17, 2010 Stopanska Banka Ad Skopje [Member] EUR (€)	Sep. 03, 2010 Nbg Factoring Romania Ifn Sa [Member]	Nov. 09, 2012 Finansbank [Member]	Nov. 04, 2010 Finansbank [Member] USD ($)	Nov. 04, 2010 Finansbank [Member] TRY	Dec. 31, 2012 Finans Investment Trust [Member] TRY	Dec. 31, 2011 Finans Investment Trust [Member] TRY	Apr. 30, 2010 Finans Investment Trust [Member] TRY	Dec. 31, 2012 Finans Leasing [Member] TRY	Dec. 31, 2010 Finans Leasing [Member] TRY	Aug. 13, 2010 Finans Leasing [Member] EUR (€)	Aug. 13, 2010 Finans Leasing [Member] TRY	Jul. 01, 2012 Banka Nbg Albania Sh.A	Oct. 04, 2012 ASTIR Marina Vouliagmenis SA EUR (€)	Oct. 29, 2012 Hotel Perun Bansco BGN	Nov. 16, 2012 Finans Consumer Finance TRY	Nov. 09, 2012 Finans Pension TRY	Nov. 09, 2012 Cigna Nederland Gamma B.V.	Oct. 19, 2012 NBG Leasing IFN RON
Effects Of Changes In Ownership [Abstract]
Net loss attributable to NBG shareholders	$ (3,315,682,000)	€ (2,537,491,000)	€ (14,539,668,000)	€ (354,772,000)
Increase in NBG's paid-in-capital for purchase of 49,9% of CPT Investments Ltd		0	216,861,000	0
Decrease in NBG's paid-in-capital for purchase of 10,2% of Banca Romaneasca		(7,100,000)	0	0
Increase / (decrease) in NBG's paid-in-capital due to minor changes in participations in other subsidiaries		(3,101,000)	2,623,000	4,078,000
Transfers (to) / from the non-controlling interest		(10,201,000)	219,484,000	4,078,000
Change from net income attributable to NBG shareholders and transfers (to) / from noncontrolling interest		(2,547,692,000)	(14,320,184,000)	(350,694,000)
Gain On Disposal Of Subsidiary [Abstract]
Total cash consideration		87,738,000
Plus: Fair value of interest retained		104,298,000
Less: Net assets derecognized		(30,100,000)
Less: Expenses		(4,668,000)
Gain		157,268,000
Fair value of interest retained (49%) in the former subsidiary Finans Pension (see Note 4)	137,107,000		0	0
Less: 49% of net assets derecognized (30.100 x 49%)		(14,749,000)
Portion of gain		89,549,000
Mergers Acquisitions Disposals Disclosure Textual Details [Line Items]
Disposal by the Bank/ Group of (in %)																20.90%	10.73%								100.00%	51.00%
Total consideration agreed (in EUR)						587,800,000
Acquisition by Bank / Group (in %)						49.90%			10.20%						32.86%			4.61%	5.11%	27.30%	27.30%		85.30%	100.00%
Total consideration agreed									26,100,000	35,200,000										42,300,000
Total consideration agreed (in TL)															5,800,000	5,000,000	2,700,000	21,600,000	20,500,000		81,700,000				4,300,000	202,900,000
Total Group shareholding including this transaction						100.00%			99.30%						83.30%	52.10%	71.93%	95.30%		90.90%	90.90%	100.00%						99.30%
The Bank aquired from European Bank for Reconstruction and Development (EBRD) % of share capital of (in %)										21.60%
The Bank aquired from International Finance Association (IFC) % of share capital of (in %)										10.80%
Banca Romaneasca owns (in %)											99.00%
NBG Leasing IFN S.A. owns (in %)											1.00%
Share capital increase (in TL)														551,300,000
Of which in cash (in TL)														547,100,000
and the remaining by capitalisation of reserves														4,100,000
Cash contribution by the Bank / Group to share capital increase of (in TL)														518,700,000
The contribution was partially covered by the proceeds from repayment by Finasbank of subordinated debt (in TL)														495,800,000
The contribution covered by the proceeds from repayment by Finasbank of subordinated debt (in USD)													325,000,000
The contribution was partially covered by the reinvestment of dividend (in TL)														22,900,000
Consideration paid in cash (in EUR)						42,900,000
Consideration used to waive of debt (in EUR)						544,900,000
Mergers Acquisitions Disposals Parentheticals [Abstract]
Purchase Of subsidiary					49.90%			10.20%
Capital contributed of subsidiary																							5,000,000
Share capital increase of subsidiary							500,000,000																					67,000,000
Joint Venture of subsidiary												49.00%															51.00%
Fair Value Of Hotel Perun Bansco																								12,000,000

CASH AND DUE FROM BANKS (Details) In Thousands, unless otherwise specified	Dec. 31, 2012 USD ($)	Dec. 31, 2012 EUR (€)	Dec. 31, 2011 USD ($)	Dec. 31, 2011 EUR (€)	Dec. 31, 2010 EUR (€)	Dec. 31, 2009 EUR (€)
Cash And Due From Banks Details [Abstract]
Current accounts with banks		€ 536,896		€ 444,730
Cash and similar items		1,134,941		1,058,153
Current account with central bank		475,365		209,730
Other		9,638		5,123
Total	$ 2,818,293	€ 2,156,840	$ 2,244,526	€ 1,717,736	€ 1,436,157	€ 1,430,381

DEPOSITS WITH CENTRAL BANK (Details)	Dec. 31, 2012
Deposits With Central Bank Details [Abstract]
Obligatory Deposits In Central Bank As Percentage Of Total Customer Deposits	1.00%
Interest Rate Of Obligatory Deposits In Central Bank	0.75%

SECURITIES PURCHASED UNDER AGREEMENTS TO RESELL (Details) (EUR €) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Securities Purchased Under Agreements To Resell Details [Abstract]
Customer Securities For Which Entity Has Right To Sell Or Repledge Fair Value Of Securities Sold Or Repledged	€ 0	€ 328,031

INTEREST BEARING DEPOSITS WITH BANKS (Details) In Thousands, unless otherwise specified	Dec. 31, 2012 USD ($)	Dec. 31, 2012 EUR (€)	Dec. 31, 2011 EUR (€)
Placements [Abstract]
Placements In EUR		€ 2,535,738	€ 2,886,597
Placements in other currencies		440,805	881,027
Total	3,889,381	2,976,543	3,767,624
Maturity analysis:
Up to 3 months		2,513,582	3,567,531
From 3 months to 1 year		46,283	26,045
Over 1 year		416,678	174,048
Total	$ 3,889,381	€ 2,976,543	€ 3,767,624

TRADING ASSETS (Details)	12 Months Ended
	Dec. 31, 2012 EUR (€)	Dec. 31, 2011 EUR (€)	Dec. 31, 2010 EUR (€)	Dec. 31, 2012 USD ($)	Dec. 31, 2012 Greek government bonds EUR (€)	Dec. 31, 2011 Greek government bonds EUR (€)	Dec. 31, 2012 Debt securities issued by other governments and public sector entities EUR (€)	Dec. 31, 2011 Debt securities issued by other governments and public sector entities EUR (€)	Dec. 31, 2012 Debt securities issued by Greek financial institutions EUR (€)	Dec. 31, 2011 Debt securities issued by Greek financial institutions EUR (€)	Dec. 31, 2012 Debt securities issued by foreign financial institutions EUR (€)	Dec. 31, 2011 Debt securities issued by foreign financial institutions EUR (€)	Dec. 31, 2012 Corporate debt securities issued by Greek companies EUR (€)	Dec. 31, 2011 Corporate debt securities issued by Greek companies EUR (€)	Dec. 31, 2012 Corporate debt securities issued by foreign companies EUR (€)	Dec. 31, 2011 Corporate debt securities issued by foreign companies EUR (€)	Dec. 31, 2012 Equity securities issued by Greek companies EUR (€)	Dec. 31, 2011 Equity securities issued by Greek companies EUR (€)	Dec. 31, 2012 Equity securities issued by foreign companies EUR (€)	Dec. 31, 2011 Equity securities issued by foreign companies EUR (€)	Dec. 31, 2012 Mutual fund units EUR (€)	Dec. 31, 2011 Mutual fund units EUR (€)	Dec. 31, 2012 Greek treasury bills EUR (€)	Dec. 31, 2011 Greek treasury bills EUR (€)	Dec. 31, 2012 Foreign treasury bills EUR (€)	Dec. 31, 2011 Foreign treasury bills EUR (€)
Schedule Of Trading Securities And Other Trading Assets [Line Items]
Trading assets	€ 5,468,524,000	€ 2,964,088,000		$ 7,145,595,000	€ 62,000	€ 259,233,000	€ 255,923,000	€ 219,807,000	€ 41,538,000	€ 44,395,000	€ 209,832,000	€ 110,026,000	€ 17,559,000	€ 10,876,000	€ 9,119,000	€ 5,547,000	€ 30,249,000	€ 7,767,000	€ 7,557,000	€ 8,750,000	€ 11,984,000	€ 5,408,000	€ 3,221,845,000	€ 2,268,222,000	€ 1,662,856,000	€ 24,057,000
Trading Securities Balance Sheet Reported Amounts Textuals [Abstract]
Net unrealized losses on trading assets	59,990,000	713,711,000	288,545,000
Securities that are pledged as collateral incleded in trading assets	€ 925,900,000	€ 927,300,000

DERIVATIVES (Details) (EUR €)	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Credit Value Adjustment [Abstract]
Credit Value Adjustment Cumulative Loss					€ (92,000,000)
Credit Value Adjustment Cumulative Gain	77,100,000		158,700,000
Derivative Collateral Right To Reclaim Cash	2,115,200,000		2,178,300,000
Cash And securities collateral held by the Group	395,000,000		501,700,000
OTC two day cash settlement	12,200,000		27,000,000
Potential maximun loss for the credit contracts sold	663,700,000		53,100,000
Cash collateral held against the loss from the credit contracts	1,900,000		6,400,000
Notional amount of warrant instrument linked to Greek GDP	4,100,000,000
Fair value of warrant instrument linked to Greek GDP	27,500,000
Derivative Assets [Abstract]
Contract / Notional amount	41,012,719,000	[1]	38,447,668,000	[1]
Fair value	3,693,024,000	[1]	3,605,965,000	[1]
Derivative Liabilities [Abstract]
Contract / Notional amount	37,293,567,000	[1]	38,365,647,000	[1]
Fair value	4,784,397,000	[1]	4,320,488,000	[1]
Gains Losses On Derivative Instruments [Abstract]
Net gains/(losses)	(1,140,703,000)		(1,175,377,000)		(939,261,000)
Interest rate swaps and cross currency interest rate swap
Gains Losses On Derivative Instruments [Abstract]
Net gains/(losses)	(945,099,000)		(1,588,841,000)		(590,551,000)
Cross Currency Interest Rate Swap [Member]
Derivative Assets [Abstract]
Contract / Notional amount	5,819,717,000	[1]	6,736,338,000	[1]
Fair value	314,051,000	[1]	792,046,000	[1]
Derivative Liabilities [Abstract]
Contract / Notional amount	6,326,935,000	[1]	4,328,113,000	[1]
Fair value	326,520,000	[1]	542,310,000	[1]
Financial Futures
Derivative Assets [Abstract]
Contract / Notional amount	67,288,000	[1]	346,708,000	[1]
Fair value	2,830,000	[1]	8,142,000	[1]
Derivative Liabilities [Abstract]
Contract / Notional amount	1,729,773,000	[1]	1,433,408,000	[1]
Fair value	5,101,000	[1]	8,369,000	[1]
Gains Losses On Derivative Instruments [Abstract]
Net gains/(losses)	(76,056,000)		(92,185,000)		(227,366,000)
Foreign exchange swaps
Derivative Assets [Abstract]
Contract / Notional amount	1,736,980,000	[1]	3,003,201,000	[1]
Fair value	14,543,000	[1]	55,768,000	[1]
Derivative Liabilities [Abstract]
Contract / Notional amount	1,461,782,000	[1]	1,643,232,000	[1]
Fair value	16,735,000	[1]	27,359,000	[1]
Gains Losses On Derivative Instruments [Abstract]
Net gains/(losses)	(42,221,000)		(9,723,000)		13,433,000
Forward rate agreements
Derivative Assets [Abstract]
Contract / Notional amount	125,340,000	[1]	69,865,000	[1]
Fair value	712,000	[1]	608,000	[1]
Derivative Liabilities [Abstract]
Contract / Notional amount	65,173,000	[1]	80,441,000	[1]
Fair value	1,319,000	[1]	2,463,000	[1]
Gains Losses On Derivative Instruments [Abstract]
Net gains/(losses)	(2,937,000)		3,829,000		(8,928,000)
Interest rate swaps
Derivative Assets [Abstract]
Contract / Notional amount	22,002,316,000	[1]	22,598,883,000	[1]
Fair value	3,248,952,000	[1]	2,594,929,000	[1]
Derivative Liabilities [Abstract]
Contract / Notional amount	24,193,694,000	[1]	26,376,089,000	[1]
Fair value	4,335,112,000	[1]	3,580,272,000	[1]
Options [Member]
Derivative Assets [Abstract]
Contract / Notional amount	6,474,875,000	[1]	4,794,160,000	[1]
Fair value	73,554,000	[1]	114,378,000	[1]
Derivative Liabilities [Abstract]
Contract / Notional amount	2,630,847,000	[1]	3,033,158,000	[1]
Fair value	67,166,000	[1]	108,859,000	[1]
Gains Losses On Derivative Instruments [Abstract]
Net gains/(losses)	(5,385,000)		415,621,000		(123,067,000)
Outright foreign exchange forwards
Derivative Assets [Abstract]
Contract / Notional amount	660,553,000	[1]	889,417,000	[1]
Fair value	10,693,000	[1]	39,744,000	[1]
Derivative Liabilities [Abstract]
Contract / Notional amount	564,006,000	[1]	1,422,942,000	[1]
Fair value	6,286,000	[1]	47,114,000	[1]
Gains Losses On Derivative Instruments [Abstract]
Net gains/(losses)	(67,951,000)		96,158,000		(8,235,000)
Credit Derivatives [Member]
Derivative Assets [Abstract]
Contract / Notional amount	15,138,000	[1]	7,803,000	[1]
Fair value	148,000	[1]	65,000	[1]
Derivative Liabilities [Abstract]
Contract / Notional amount	321,357,000	[1]	46,820,000	[1]
Fair value	26,158,000	[1]	3,503,000	[1]
Gains Losses On Derivative Instruments [Abstract]
Net gains/(losses)	(26,158,000)
Other
Derivative Assets [Abstract]
Contract / Notional amount	4,110,512,000	[1]	1,293,000	[1]
Fair value	27,541,000	[1]	285,000	[1]
Derivative Liabilities [Abstract]
Contract / Notional amount	0	[1]	1,444,000	[1]
Fair value	0	[1]	239,000	[1]
Gains Losses On Derivative Instruments [Abstract]
Net gains/(losses)	€ 25,104,000		€ (236,000)		€ 5,453,000

[1]	Includes both long and short derivative positions.

INVESTMENT SECURITIES (Details)	12 Months Ended																		12 Months Ended							12 Months Ended
	Dec. 31, 2012 USD ($)	Dec. 31, 2012 EUR (€)	Dec. 31, 2011 EUR (€)	Dec. 31, 2010 EUR (€)	Dec. 31, 2012 Greek government bonds EUR (€)	Dec. 31, 2011 Greek government bonds EUR (€)	Dec. 31, 2010 Greek government bonds EUR (€)	Dec. 31, 2012 Debt securities issued by other governments and public sector entities EUR (€)	Dec. 31, 2011 Debt securities issued by other governments and public sector entities EUR (€)	Dec. 31, 2010 Debt securities issued by other governments and public sector entities EUR (€)	Dec. 31, 2012 Corporate debt securities issued by companies incorporated in Greece EUR (€)	Dec. 31, 2011 Corporate debt securities issued by companies incorporated in Greece EUR (€)	Dec. 31, 2012 Corporate debt securities issued by companies incorporated outside Greece EUR (€)	Dec. 31, 2011 Corporate debt securities issued by companies incorporated outside Greece EUR (€)	Dec. 31, 2012 Equity securities issued by companies incorporated in Greece EUR (€)	Dec. 31, 2011 Equity securities issued by companies incorporated in Greece EUR (€)	Dec. 31, 2012 Equity securities issued by companies incorporated outside Greece EUR (€)	Dec. 31, 2011 Equity securities issued by companies incorporated outside Greece EUR (€)	Dec. 31, 2012 Mutual Fund units EUR (€)	Dec. 31, 2011 Mutual Fund units EUR (€)	Dec. 31, 2010 Mutual Fund units EUR (€)	Dec. 31, 2012 Total available-for-sale securities EUR (€)	Dec. 31, 2011 Total available-for-sale securities EUR (€)	Dec. 31, 2012 Foreign Treasury Bills EUR (€)	Dec. 31, 2011 Foreign Treasury Bills EUR (€)	Dec. 31, 2012 Corporate Debt Securities Member EUR (€)	Dec. 31, 2011 Corporate Debt Securities Member EUR (€)	Dec. 31, 2010 Corporate Debt Securities Member EUR (€)	Dec. 31, 2012 Equity Securities Member EUR (€)	Dec. 31, 2011 Equity Securities Member EUR (€)	Dec. 31, 2010 Equity Securities Member EUR (€)	Dec. 31, 2012 Other Than Temporary Impairment Of Greek Government Bonds Due To Private Sector Involvement [Member] EUR (€)	Dec. 31, 2011 Other Than Temporary Impairment Of Greek Government Bonds Due To Private Sector Involvement [Member] EUR (€)	Dec. 31, 2010 Other Than Temporary Impairment Of Greek Government Bonds Due To Private Sector Involvement [Member] EUR (€)
Available For Sale Securities Amortized Cost Gross Unrealized Gain Loss [Abstract]
Amortized Cost					€ 1,640,954,000	€ 3,730,682,000		€ 3,316,344,000	€ 3,154,367,000		€ 567,915,000	€ 701,889,000	€ 533,708,000	€ 715,904,000	€ 56,004,000	€ 56,968,000	€ 19,308,000	€ 42,107,000	€ 459,838,000	€ 452,200,000		€ 6,912,379,000	€ 9,035,247,000	€ 318,308,000	€ 181,130,000
Gross Unrealized Gains					83,770,000	0		175,048,000	7,840,000		817,000	685,000	14,992,000	32,653,000	32,308,000	817,000	8,306,000	6,121,000	36,435,000	2,254,000		351,728,000	50,423,000	52,000	53,000
Gross unrealized (Losses)					(43,385,000)	(33,304,000)		(2,567,000)	(108,456,000)		(82,321,000)	(242,048,000)	(41,477,000)	(93,675,000)	(97,000)	(165,000)	(28,000)	(3,273,000)	(1,410,000)	(32,292,000)		(172,684,000)	(513,946,000)	(1,399,000)	(733,000)
Available-for-sale securities	9,266,200,000	7,091,423,000	8,571,724,000		1,681,339,000	3,697,378,000		3,488,825,000	3,053,751,000		486,411,000	460,526,000	507,223,000	654,882,000	88,215,000	57,620,000	27,586,000	44,955,000	494,863,000	422,162,000		7,091,423,000	8,571,724,000	316,961,000	180,450,000
Available For Sale Securities Continuous Unrealized Loss Position Fair Value Aggregate Losses [Abstract]
Fair Value Less than 12 months					3,271,000	1,327,674,000		345,287,000	2,403,878,000		39,999,000	17,900,000	26,839,000	137,609,000	0	506,000	206,000	3,274,000	46,238,000	231,391,000		512,977,000	4,151,554,000	51,137,000	29,322,000
Unrealized Losses Less than 12 months					(151,000)	(33,304,000)		(2,509,000)	(91,797,000)		(181,000)	(9,467,000)	(1,714,000)	(16,698,000)	0	(165,000)	(1,000)	(3,063,000)	(1,305,000)	(23,362,000)		(7,260,000)	(178,589,000)	(1,399,000)	(733,000)
Fair Value 12 months or longer					1,341,120,000	0		7,730,000	60,037,000		376,821,000	335,976,000	202,044,000	216,391,000	412,000	0	361,000	1,121,000	1,195,000	74,011,000		1,929,683,000	687,536,000	0	0
Unrealized Losses 12 months or longer					(43,234,000)	0		(58,000)	(16,659,000)		(82,140,000)	(232,581,000)	(39,763,000)	(76,977,000)	(97,000)	0	(27,000)	(210,000)	(105,000)	(8,930,000)		(165,424,000)	(335,357,000)	0	0
Fair Value Total					1,344,391,000	1,327,674,000		353,017,000	2,463,915,000		416,820,000	353,876,000	228,883,000	354,000,000	412,000	506,000	567,000	4,395,000	47,433,000	305,402,000		2,442,660,000	4,839,090,000	51,137,000	29,322,000
Unrealized Losses Total					(43,385,000)	(33,304,000)		(2,567,000)	(108,456,000)		(82,321,000)	(242,048,000)	(41,477,000)	(93,675,000)	(97,000)	(165,000)	(28,000)	(3,273,000)	(1,410,000)	(32,292,000)		(172,684,000)	(513,946,000)	(1,399,000)	(733,000)
Net Gains Losses On Available For Sale Securities [Abstract]
Total gross realized gains on sales of available for sale securities		438,331,000	131,836,000	198,010,000	382,090,000	83,573,000	3,138,000	30,679,000	21,607,000	177,592,000									14,641,000	11,832,000	8,226,000					8,331,000	13,108,000	4,666,000	2,590,000	1,716,000	4,388,000
Gross realized losses on sales of available for sale securities		(88,124,000)	(151,302,000)	(83,051,000)	(73,446,000)	(142,205,000)	(68,507,000)	(10,816,000)	(7,410,000)	(12,387,000)									(2,603,000)	(87,000)	(14,000)					(70,000)	(316,000)	(2,143,000)	(1,189,000)	(1,284,000)	0
Net realized gains/(losses) on sales of available-for-sale securities	457,607,000	350,207,000	(19,466,000)	114,959,000
Other-Than-Temporary-Impairment		(410,450,000)	(9,173,713,000)	(89,497,000)				(6,328,000)	0	0									(317,000)	(36,460,000)	(4,299,000)					(9,792,000)	(142,973,000)	0	(15,743,000)	(223,366,000)	(85,198,000)	(378,270,000)	(8,770,914,000)	0
Net gains / (losses) on investment securities	(78,719,000)	(60,243,000)	(9,193,179,000)	25,462,000
Scheduled Maturities Of Available For Sale Securities Amortized Cost [Abstract]
Due in one year or less		1,014,522,000	541,384,000
Due from one to five years		3,551,564,000	4,524,571,000
Due from five to ten years		1,188,161,000	2,085,817,000
Due after ten years		622,982,000	1,332,200,000
Total debt securities		6,377,229,000	8,483,972,000
Equity securities and mutual fund units		535,150,000	551,275,000
Total		6,912,379,000	9,035,247,000
Scheduled Maturities Of Available For Sale Securities Fair Value [Abstract]
Due in one year or less		1,018,035,000	520,431,000
Due from one to five years		3,518,676,000	4,293,808,000
Due from five to ten years		1,282,933,000	1,947,161,000
Due after ten years		661,115,000	1,285,587,000
Total debt securities		6,480,759,000	8,046,987,000
Other non debt securities		610,664,000	524,737,000
Total		7,091,423,000	8,571,724,000
Available For Sale Securities Textuals [Abstract]
AFS pledged as collateral		€ 1,992,000,000	€ 4,923,700,000

INVESTMENT SECURITIES (Details 2)	12 Months Ended
	Dec. 31, 2012 USD ($)	Dec. 31, 2012 EUR (€)	Feb. 29, 2012 EUR (€)	Dec. 31, 2011 EUR (€)	Dec. 31, 2012 Greek government bonds EUR (€)	Dec. 31, 2011 Greek government bonds EUR (€)	Dec. 31, 2012 Debt securities issued by other governments and public sector entities EUR (€)	Dec. 31, 2011 Debt securities issued by other governments and public sector entities EUR (€)	Dec. 31, 2012 Foreign Treasury Bills EUR (€)	Dec. 31, 2011 Foreign Treasury Bills EUR (€)
Held To Maturity Securities Amortized Cost Gross Unrealized Gain Loss [Abstract]
Amortized Cost	$ 465,104,000	€ 355,944,000		€ 1,002,202,000	€ 119,610,000	€ 845,015,000	€ 92,055,000	€ 107,206,000	€ 144,279,000	€ 49,981,000
Gross Unrecognized Gains		50,174,000		8,258,000	30,795,000	0	19,379,000	8,258,000	0	0
Gross Unrecognized (Losses)		(1,143,000)		(47,159,000)	(1,143,000)	(40,589,000)	0	(6,570,000)	0	0
Fair Value		404,975,000		963,301,000	149,262,000	804,426,000	111,434,000	108,894,000	144,279,000	49,981,000
Held To Maturity Securities Continuous Unrealized Loss Position Fair Value Aggregate Losses [Abstract]
Fair Value Less than 12 months		0		5,326,000	0	0		5,326,000
Unrecognized Losses Less than 12 months		0		(2,973,000)	0	0		(2,973,000)
Fair Value 12 months or longer		56,053,000		32,671,000	56,053,000	15,432,000		17,239,000
Unrecognized Losses 12 months or longer		(1,143,000)		(44,186,000)	(1,143,000)	(40,589,000)		(3,597,000)
Fair Value Total		56,053,000		37,997,000	56,053,000	15,432,000		22,565,000
Unrecognized Losses Total		(1,143,000)		(47,159,000)	(1,143,000)	(40,589,000)		(6,570,000)
Scheduled Maturities Of Held To Maturity Securities Amortized Cost [Abstract]
Due in one year or less		215,264,000		148,409,000
Due from one to five years		0		376,198,000
Due from five to ten years		78,266,000		389,799,000
Due after ten years		62,414,000		87,796,000
Total		355,944,000		1,002,202,000
Scheduled Maturities Of Held To Maturity Securities Fair Value [Abstract]
Due in one year or less		214,121,000		148,481,000
Due from one to five years		0		332,636,000
Due from five to ten years		97,645,000		386,202,000
Due after ten years		93,209,000		95,982,000
Total		404,975,000		963,301,000
Held To Maturity Securities Textuals [Abstract]
HTM pledged as collateral		0		780,000,000
New Greek government bonds after PSI			4,437,200,000
Additional impairment charges before tax due to exchanged Greek government bonds		378,300,000
Government bonds offered for exchange		4,400,000,000
European Financial Stability Facility bonds		1,500,000,000
European Financial Stability Facility bonds maturity	6 months	6 months
Gains Before Tax on European Financial Stability Facility bonds exchange		361,600,000
Held to maturity investment securities bond with fair value		56,100,000
Repurchase of redeemable preference shares		1,350,000
Debt securities issued by foreign companies		41,500,000
Other Than Temporary Impairment Assessment Of Available For Sale And Held To Maturity Securities [Abstract]
a bond in the available-for-sale investment securities with nominal amount		1,434,700,000
a bond in available-for-sale investment securities with fair value		1,341,100,000
unrealized loss on greek government bonds		43,200,000
Held To Maturity Investment Securities Bond With Nominal Amount		57,700,000
Held To Maturity Investment Securities Bond With Carrying Amount		57,200,000
Impact Of Psi [Line Items]
FX Gain included in income statement due to OTTI from PSI				€ 135,700,000

INVESTMENT SECURITIES (Details 3) (EUR €)	1 Months Ended	12 Months Ended
	Feb. 29, 2012	Dec. 31, 2012	Dec. 31, 2011		Dec. 31, 2011 Notional Amount	Dec. 31, 2011 Carrying Amount	Dec. 31, 2012 Eligible GGBs Notional Amount		Dec. 31, 2011 Eligible GGBs Notional Amount	Dec. 31, 2010 Eligible GGBs Notional Amount	Dec. 31, 2012 Eligible GGBs Carrying Amount		Dec. 31, 2011 Eligible GGBs Carrying Amount	Dec. 31, 2010 Eligible GGBs Carrying Amount	Dec. 31, 2012 Non-eligible GGBs Notional Amount		Dec. 31, 2011 Non-eligible GGBs Notional Amount	Dec. 31, 2010 Non-eligible GGBs Notional Amount	Dec. 31, 2012 Non-eligible GGBs Carrying Amount		Dec. 31, 2011 Non-eligible GGBs Carrying Amount	Dec. 31, 2010 Non-eligible GGBs Carrying Amount	Dec. 31, 2012 New GGBs Notional Amount		Dec. 31, 2011 New GGBs Notional Amount	Dec. 31, 2010 New GGBs Notional Amount	Dec. 31, 2012 New GGBs Carrying Amount		Dec. 31, 2011 New GGBs Carrying Amount	Dec. 31, 2010 New GGBs Carrying Amount	Dec. 31, 2012 TOTAL GGBs Notional Amount		Dec. 31, 2011 TOTAL GGBs Notional Amount	Dec. 31, 2010 TOTAL GGBs Notional Amount	Dec. 31, 2012 TOTAL GGBs Carrying Amount		Dec. 31, 2011 TOTAL GGBs Carrying Amount	Dec. 31, 2010 TOTAL GGBs Carrying Amount
Bonds Roll Forward [Line Items]
Fair Value as of January 1,							€ 550,000,000		€ 12,963,717,000	€ 13,241,433,000	€ 206,865,000		€ 3,415,280,000	€ 9,750,785,000	€ 1,619,528,000		€ 1,519,979,000	€ 1,202,883,000	€ 1,514,494,000		€ 1,386,346,000	€ 1,176,433,000	€ 282,706,000		€ 0	€ 0	€ 79,589,000		€ 0	€ 0	€ 2,452,234,000		€ 14,483,696,000	€ 14,444,316,000	€ 1,800,948,000		€ 4,801,626,000	€ 10,927,218,000
Net purchases/sales/ maturity							(144,151,000)		(307,210,000)		(6,780,000)		(117,198,000)		99,549,000		317,096,000		18,446,000		231,145,000		288,786,000		0		64,930,000		0		244,184,000		9,886,000		76,596,000		113,947,000
Amortization of discounts							0		0		10,003,000		69,469,000		0		0		54,013,000		8,166,000		0		0		66,395,000		0		0		0		130,411,000		77,635,000
Fair Value adjustments (Trading)							0	[1]			(22,599,000)	[1]			0	[1]			0	[1]			0	[1]			0	[1]			0	[1]			(22,599,000)	[1]
Fair Value adjustments (AFS)							0	[1]			(252,704,000)	[1]			0	[1]			55,689,000	[1]			0	[1]			364,345,000	[1]			0	[1]			167,330,000	[1]
Fair Value adjustments (Trading & AFS)									0				(3,973,028,000)				0				(29,398,000)				0				0				0				(4,002,426,000)
OTTI for held-to-maturity							0	[1]	0		(98,436,000)	[1]	(2,347,320,000)		0	[1]	0		0	[1]	0		0	[1]	0		0	[1]	0		0	[1]	0		(98,436,000)	[1]	(2,347,320,000)
Currency translation differences for GGBs denominated in foreign currency							(22,195,000)		29,494,000		(6,444,000)		32,572,000		0		0		0		0		0		0		0		0		(22,195,000)		29,494,000		(6,444,000)		32,572,000
Exchanged at PSI							(12,247,371,000)				(2,831,455,000)				0				0				4,437,322,000				1,092,655,000				(7,810,049,000)				(1,738,800,000)
Buyback program							0				0				0				0				(4,443,402,000)				(1,508,736,000)				(4,443,402,000)				(1,508,736,000)
Fair Value as of December 31,							550,000,000		12,963,717,000	13,241,433,000	206,865,000		3,415,280,000	9,750,785,000	1,619,528,000		1,519,979,000	1,202,883,000	1,514,494,000		1,386,346,000	1,176,433,000	282,706,000		0	0	79,589,000		0	0	2,452,234,000		14,483,696,000	14,444,316,000	1,800,948,000		4,801,626,000	10,927,218,000
OTTI with respect to Greek government bonds eligible for the PSI
OTTI for available-for-sale (reclassified from AOCI)		(252,704,000)	(6,304,467,000)
OTTI for held-to-maturity		(98,436,000)	(2,347,320,000)
OTTI for held-to-maturity (reclassified from AOCI)			(119,127,000)	[2]
Total OTTI		10,415,000	(8,770,914,000)
Gain from buyback (reclassified from AOCI)		361,555,000
Instruments received for the PSI eligible Greek government bonds
New Greek government bonds					3,884,033,000	956,440,000
EFSF bonds					1,848,134,000	1,848,134,000
EFSF bond received for accrued interest					309,745,000	309,745,000
Detachable GDP -linked securities					3,884,033,000	26,881,000
Total instruments received for the PSI eligible Greek government bonds					9,925,944,000	3,141,199,000
Instruments received for the PSI eligible loans
New Greek government bonds					553,289,000	136,215,000
EFSF bonds					263,471,000	263,471,000
EFSF bond received for accrued interest					26,002,000	26,002,000
Detachable GDP -linked securities					553,289,000	4,083,000
Total instruments received for the eligible loans					1,396,052,000	429,772,000
Gain Recognized With Respect To Buyback [Abstract]
Fair value of instruments received		1,508,736,000
Amortized cost of instruments offered		(1,147,181,000)
Gain		361,555,000
Greek Government Bonds Eligible For Psi Textual Details [Abstract]
Exchange of Greek government bonds in the context of the PSI	4,400,000,000
Group offered bonds exchanged with 6-month EFSF bonds		4,400,000,000
New Greek Government bonds nominal value		4,443,400,000
New Greek Government bonds fair value		1,508,700,000
ESF bonds nominal and fair value		€ 1,508,700,000

[1]	(1) Immediately before the PSI exchange in March 2012, the fair value of the Eligible GGBs exchanged in the PSI was set equal to the total fair value of the securities received, i.e. the sum of fair value of the new Greek government bonds, the detachable GDP linked securities and the EFSF bonds . The fair value for the new Greek government bonds was determined based on the market prices on the first day of trading in March 2012. Since we have concluded that a credit related OTTI existed for all eligible Greek government bonds, the total loss recognized in AOCI for the bonds that were classified as AFS was recycled in the income statement.
[2]	(1) Relates to bonds previously in AFS that were reclassified to HTM thus there was a component in AOCI that was being amortized over the life of the bond.

EQUITY METHOD INVESTMENTS (Details)	12 Months Ended				12 Months Ended
	Dec. 31, 2012 EUR (€)	Dec. 31, 2011 EUR (€)	Dec. 31, 2010 EUR (€)	Dec. 31, 2012 USD ($)	Dec. 31, 2011 Planet Sa [Member] EUR (€)	Dec. 31, 2012 Cigna Nederland Gamma B.V. EUR (€)	Dec. 31, 2012 Finans Pension
Investments In Affiliates Subsidiaries Associates And Joint Ventures Details [Abstract]
Equity method investments	€ 188,122,000	€ 59,139,000	€ 50,094,000	$ 245,815,000
Revenue	175,632,000	77,406,000	127,630,000
Gross profit	74,251,000	29,804,000	40,056,000
Net earnings	28,699,000	6,774,000	12,510,000
Group's equity in net earnings	14,686,000	8,661,000	9,245,000
Dividends received by the Group	2,369,000	2,785,000	1,541,000
Current assets	221,659,000	91,871,000	79,766,000
Non-current assets	300,691,000	511,932,000	486,486,000
Current liabilities	101,160,000	30,077,000	28,696,000
Non-current liabilities	250,330,000	488,387,000	461,376,000
Net assets	170,860,000	85,339,000	76,180,000
Group's equity in net assets	78,811,000	38,974,000	47,695,000
Schedule Of Equity Method Investments [Line Items]
Percentage of disposal							51.00%
Impairment loss for investment					1,700,000
Fair value of the interest retained (49%)						€ 104,298,000

LOANS AND ALLOWANCE FOR LOAN LOSSES (Details ) In Thousands, unless otherwise specified	12 Months Ended																													12 Months Ended
	Dec. 31, 2012 EUR (€)		Dec. 31, 2011 EUR (€)		Dec. 31, 2010 EUR (€)		Dec. 31, 2012 USD ($)	Dec. 31, 2012 Loans Commercial Small Business Loans [Member] EUR (€)	Dec. 31, 2011 Loans Commercial Small Business Loans [Member] EUR (€)	Dec. 31, 2012 Loans Commercial Other Commercial [Member] EUR (€)	Dec. 31, 2011 Loans Commercial Other Commercial [Member] EUR (€)	Dec. 31, 2012 Loans Commercial Total [Member] EUR (€)	Dec. 31, 2011 Loans Commercial Total [Member] EUR (€)	Dec. 31, 2012 Loans Past Due 31 To 89 Days [Member] EUR (€)	Dec. 31, 2011 Loans Past Due 31 To 89 Days [Member] EUR (€)	Dec. 31, 2012 Financing Receivable Recorded Investment Equal To Greater Than 90 Days Past Due [Member] EUR (€)	Dec. 31, 2011 Financing Receivable Recorded Investment Equal To Greater Than 90 Days Past Due [Member] EUR (€)	Dec. 31, 2012 Financing Receivable Recorded Investment Past Due [Member] EUR (€)	Dec. 31, 2011 Financing Receivable Recorded Investment Past Due [Member] EUR (€)	Dec. 31, 2012 Loans Current [Member] EUR (€)	Dec. 31, 2011 Loans Current [Member] EUR (€)	Dec. 31, 2012 Loans At Fair Value [Member] EUR (€)	Dec. 31, 2011 Loans At Fair Value [Member] EUR (€)	Dec. 31, 2012 Loans And Leases Receivable Gross Carrying Amount [Member] EUR (€)	Dec. 31, 2011 Loans And Leases Receivable Gross Carrying Amount [Member] EUR (€)	Dec. 31, 2012 Financing Receivable Recorded Investment 90 Days Past Due And Still Accruing [Member] EUR (€)	Dec. 31, 2011 Financing Receivable Recorded Investment 90 Days Past Due And Still Accruing [Member] EUR (€)	Dec. 31, 2012 Financing Receivable Recorded Investment Nonaccrual Status [Member] EUR (€)	Dec. 31, 2011 Financing Receivable Recorded Investment Nonaccrual Status [Member] EUR (€)	Dec. 31, 2012 Commercial loans EUR (€)		Dec. 31, 2011 Commercial loans EUR (€)		Dec. 31, 2010 Commercial loans EUR (€)		Dec. 31, 2012 Consumer loans EUR (€)		Dec. 31, 2011 Consumer loans EUR (€)		Dec. 31, 2010 Consumer loans EUR (€)		Dec. 31, 2012 Loans Greek [Member] EUR (€)	Dec. 31, 2011 Loans Greek [Member] EUR (€)	Dec. 31, 2012 Loans Foreign [Member] EUR (€)	Dec. 31, 2011 Loans Foreign [Member] EUR (€)
Consumer:
Residential mortgages	€ 22,352,774		€ 22,910,751																																							€ 17,985,605	€ 18,762,689	€ 4,367,169	€ 4,148,062
Credit card	6,649,089		5,290,380																																							1,458,686	1,527,119	5,190,403	3,763,261
Auto financing	315,973		452,683																																							209,002	308,598	106,971	144,085
Other consumer	8,596,659		7,753,474																																							4,708,629	4,763,063	3,888,030	2,990,411
Total consumer	37,914,495		36,407,288																																							24,361,922	25,361,469	13,552,573	11,045,819
Commercial:
Industry and mining	7,701,334		7,104,347																																							5,132,238	4,084,213	2,569,096	3,020,134
Small scale industry	3,275,229		3,257,853																																							1,778,422	1,962,344	1,496,807	1,295,509
Trade	10,722,790		10,975,239																																							7,038,596	7,374,620	3,684,194	3,600,619
Construction	2,800,069		2,761,152																																							987,412	1,131,868	1,812,657	1,629,284
Tourism	730,960		759,258																																							454,471	479,955	276,489	279,303
Shipping and transportation	2,995,025		3,016,717																																							2,182,347	2,216,777	812,678	799,940
Commercial mortgages	1,282,145		1,422,040																																							663,725	774,709	618,420	647,331
Public sector	5,846,350		8,991,864																																							5,607,992	8,711,152	238,358	280,712
Other	1,297,760		1,567,477																																							111,129	88,376	1,186,631	1,479,101
Total commercial	36,651,662		39,855,947																																							23,956,332	26,824,014	12,695,330	13,031,933
Total loans	74,566,157		76,263,235																																							48,318,254	52,185,483	26,247,903	24,077,752
Unearned income	(232,387)		(260,378)																																							(53,048)	(92,749)	(179,339)	(167,629)
Loans, net of unearned income	74,333,770		76,002,857				97,130,237																																			48,265,206	52,092,734	26,068,564	23,910,123
Less: Allowance for loan losses	(7,317,844)		(6,550,635)				(9,562,059)
Net Loans	67,015,926		69,452,222				87,568,178																																			42,467,887	46,658,906	24,548,039	22,793,316
Allowance for loan Losses
Balance at beginning of year					2,065,178																									3,989,607		1,498,065		1,061,031		2,561,028		1,677,340		1,004,147		5,797,319	5,433,828	1,520,525	1,116,807
Provision for loan losses	2,285,555		2,383,530		1,204,995																									1,071,755		1,384,530		493,190		1,213,800		999,000		711,805
Write-offs	(220,430)		(169,512)		(140,371)																									(145,819)		(84,061)		(86,628)		(74,611)		(85,451)		(53,743)
Recoveries	18,575		31,200		23,249																									5,341		7,565		12,171		13,234		23,635		11,078
Net write-offs	(201,855)		(138,312)		(117,122)																									(140,478)		(76,496)		(74,457)		(61,377)		(61,816)		(42,665)
Translation differences	11,235		(82,483)		22,354																									2,296		(28,987)		18,301		8,939		(53,496)		4,053
Allowance at end of year																														3,595,454		3,989,607		1,498,065		3,722,390		2,561,028		1,677,340		5,797,319	5,433,828	1,520,525	1,116,807
Provision for loans eligible to the PSI	36,751	[1]	1,319,739	[1]	0	[1]																								36,751	[1]	1,319,739	[1]	0	[1]	0	[1]	0	[1]	0	[1]
Sale of impaired loans	(7,987)		(107,244)		0																									(7,987)		(107,244)		0		0		0		0
Loans exchanged through the PSI	(1,356,490)	[1]	0	[1]	0	[1]																								(1,356,490)	[1]	0	[1]	0	[1]	0	[1]	0	[1]	0	[1]
Roll Forward Of Impairment Loans
Opening balance as of January 1,	19,941,991		8,385,975
Impaired loans in the period	6,558,874		12,712,334
Loans transferred to non-impaired status	(92,560)		(238,211)
Impaired loans paid-off	(1,102,065)		(450,205)
Sale of impaired loans	(7,987)		(107,244)
Impaired loans written-off	(220,430)		(169,512)
Foreign exchange differences	24,521		(191,146)
Closing balance as of December 31,	23,323,322		19,941,991		8,385,975
Loans exchanged through the PSI	(1,779,022)		0
Total Exposure To Hellenic Republic
Total Loans to Hellenic Republic	5,040,176		5,160,819
Total Loans eligible to the PSI	0		1,779,022
Total Loans to public sector entities	961,918		905,007
Total Corporate and Small Business loans	530,644		766,551
Total Mortgage loans	1,322,342		1,410,907
Total loans	7,855,080		10,022,306
Total Securities purchased under agreement to resell	30,067		342,050
Total Other assets	474,457		400,604
Total Loans Exposure to Hellenic Republic	8,359,604		10,764,960
Allowance for loan losses to Hellenic Republic	(414,779)		(400,609)
Allowance for loan losses Eligible to the Psi	0		(1,319,739)
Allowance for loan losses to public sector entities	(118,459)		(134,883)
Allowance for Corporate and Small Business loan losses	(75,084)		(98,425)
Allowance for Mortgage loan losses	(3,738)		0
Allowance for Total loan losses	(612,060)		(1,953,656)
Allowance for loan losses on Securities purchased under agreement to resell			0
Allowance For Other Assets Losses	(24,572)		(39,400)
Total Allowance for loan losses Exposure to Hellenic Republic	(636,632)		(1,993,056)
Greek
Residential mortgages														1,109,010	1,180,533	4,105,851	2,629,140	5,214,861	3,809,673	12,770,744	14,953,016	0	0	17,985,605	18,762,689	572,846	591,445	4,554,572	2,798,058
Credit card														58,768	64,609	639,484	540,059	698,252	604,668	760,434	922,451	0	0	1,458,686	1,527,119	26,850	22,561	612,634	517,498
Other consumer														292,061	326,768	2,138,522	1,669,764	2,430,583	1,996,532	2,487,048	3,075,129	0	0	4,917,631	5,071,661	92,809	71,133	2,535,817	1,994,051
Small business loans														138,849	213,343	1,649,627	1,094,178	1,788,476	1,307,521	1,865,363	2,562,702	0	0	3,653,839	3,870,223	8,212	15,488	1,996,481	1,477,372
Other commercial loans														321,706	285,165	2,868,291	1,753,830	3,189,997	2,038,995	17,112,496	20,914,796	0	0	20,302,493	22,953,791	129,166	69,278	3,031,762	1,936,790
Total Greek loans														1,920,394	2,070,418	11,401,775	7,686,971	13,322,169	9,757,389	34,996,085	42,428,094	0	0	48,318,254	52,185,483	829,883	769,905	12,731,266	8,723,769
Foreign
Residential mortgages														210,264	203,456	205,516	177,586	415,780	381,042	3,771,134	3,492,116	180,255	274,904	4,367,169	4,148,062	0	174	238,899	248,797
Credit card														126,365	116,981	471,470	341,014	597,835	457,995	4,592,568	3,305,266	0	0	5,190,403	3,763,261	0	0	551,100	360,289
Other consumer														179,879	169,789	504,778	398,985	684,657	568,774	3,310,344	2,565,722	0	0	3,995,001	3,134,496	1,662	253	590,087	505,627
Small business loans														95,767	98,124	623,843	511,061	719,610	609,185	1,954,899	1,648,877	0	0	2,674,509	2,258,062	43,112	677	640,248	582,707
Other commercial loans														143,928	339,631	1,129,416	984,436	1,273,344	1,324,067	8,747,121	9,447,461	356	2,343	10,020,821	10,773,871	161,002	155,977	1,174,149	1,045,752
Total foreign loans														756,203	927,981	2,935,023	2,413,082	3,691,226	3,341,063	22,376,066	20,459,442	180,611	277,247	26,247,903	24,077,752	205,776	157,081	3,194,483	2,743,172
Total loans														2,676,597	2,998,399	14,336,798	10,100,053	17,013,395	13,098,452	57,372,151	62,887,536	180,611	277,247	74,566,157	76,263,235	1,035,659	926,986	15,925,749	11,466,941
Greek
Satisfactory								590,889	906,577	9,042,150	11,283,505	9,633,039	12,190,082
Watchlist								1,129,338	1,528,817	7,913,871	9,486,380	9,043,209	11,015,197
Substandard								1,933,612	1,434,829	3,346,472	2,183,906	5,280,084	3,618,735
Total Greek								3,653,839	3,870,223	20,302,493	22,953,791	23,956,332	26,824,014
Foreign
Satisfactory								1,976,482	1,156,800	7,313,885	9,800,548	9,290,367	10,957,348
Watchlist								444,161	687,173	1,155,314	769,048	1,599,475	1,456,221
Substandard								253,866	414,089	1,551,622	204,275	1,805,488	618,364
Total Foreign								2,674,509	2,258,062	10,020,821	10,773,871	12,695,330	13,031,933
Total								€ 6,328,348	€ 6,128,285	€ 30,323,314	€ 33,727,662	€ 36,651,662	€ 39,855,947

[1]	Provision due to the PSI relates to the impairment recognized in 2011 for certain loans to the Hellenic Republic or loans to Greek public sector entities that are guaranteed by the Hellenic Republic, which were eligible for the PSI. These loans were exchanged in the PSI in 2012 (see Note 11).

LOANS AND ALLOWANCE FOR LOAN LOSSES (Details 2)	12 Months Ended														12 Months Ended
	Dec. 31, 2012 EUR (€)	Dec. 31, 2011 EUR (€)	Dec. 31, 2010 EUR (€)	Sep. 20, 2012 EUR (€)	Sep. 17, 2012 EUR (€)	May 14, 2012 EUR (€)	Apr. 11, 2012 EUR (€)	Mar. 20, 2012 EUR (€)	Mar. 15, 2012 EUR (€)	Mar. 09, 2012 EUR (€)	Dec. 31, 2011 USD ($)	Jun. 21, 2010 EUR (€)	Sep. 30, 2009 EUR (€)	Nov. 26, 2008 EUR (€)	Dec. 31, 2012 Revolver Plc I [Member] EUR (€)		Dec. 31, 2012 Titlos Plc [Member] EUR (€)		Dec. 31, 2012 Spiti Plc I [Member] EUR (€)		Dec. 31, 2012 Spiti Plc Ii [Member] EUR (€)		Dec. 31, 2012 Revolver Plc Ii [Member] EUR (€)		Dec. 31, 2012 Autokinito Plc I [Member] EUR (€)		Dec. 31, 2012 Autokinito Plc Ii [Member] EUR (€)		Dec. 31, 2012 Agorazo Plc I [Member] EUR (€)		Dec. 31, 2012 Agorazo Plc Ii [Member] EUR (€)		Dec. 31, 2012 Program I Third Series [Member] EUR (€)		Dec. 31, 2012 Program Ii First Series [Member] EUR (€)		Dec. 31, 2012 Program Ii Second Series [Member] EUR (€)		Dec. 31, 2012 Program Ii Third Series [Member] EUR (€)		Dec. 31, 2012 Program Ii Fourth Series [Member] EUR (€)		Dec. 31, 2012 Program Ii Fifth Series [Member] EUR (€)		Dec. 31, 2012 Program Ii Sixth Series [Member] EUR (€)		Dec. 31, 2011 First Series I [Member] EUR (€)	Dec. 31, 2011 Second Series I [Member] EUR (€)	Dec. 31, 2011 Fifth Series I [Member] EUR (€)	Dec. 31, 2011 Second Series Ii [Member] EUR (€)	Dec. 31, 2011 First Series Ii [Member] EUR (€)	Dec. 31, 2011 Fifth Series Ii [Member] EUR (€)	Dec. 31, 2011 First Series Iii [Member] EUR (€)		Dec. 31, 2011 Second Series Iii [Member] EUR (€)		Dec. 31, 2012 Portfolio Segment Commercial [Member] EUR (€)	Dec. 31, 2011 Portfolio Segment Commercial [Member] EUR (€)	Dec. 31, 2012 Portfolio Segment Consumer [Member] EUR (€)	Dec. 31, 2011 Portfolio Segment Consumer [Member] EUR (€)
Loans
Specific allowance	€ 0	€ 0
Coefficient allowance	0	0
Homogeneous allowance	24,361,922,000	25,361,469,000
Foreign	13,372,318,000	10,770,915,000
Total loans	37,734,240,000	36,132,384,000
Allowance for loan loses
Specific allowance	0	0
Coefficient allowance	0	0
Homogeneous allowance	2,900,486,000	1,954,616,000
Foreign	821,904,000	606,107,000
Total loans	3,722,390,000	2,560,723,000
Loans
Specific allowance	7,921,548,000	9,033,028,000
Coefficient allowance	12,649,910,000	14,155,120,000
Homogeneous allowance	3,384,874,000	3,635,866,000
Foreign	12,694,974,000	13,029,590,000
Total loans	36,651,306,000	39,853,604,000
Allowance for loan loses
Specific allowance	1,972,627,000	2,811,450,000
Coefficient allowance	235,435,000	198,160,000
Homogeneous allowance	688,771,000	469,602,000
Foreign	698,621,000	510,700,000
Total loans	3,595,454,000	3,989,912,000
Loans
Total loans specific allowance	7,921,548,000	9,033,028,000
Total loans coefficient allowance	12,649,910,000	14,155,120,000
Total loans homogeneous allowance	27,746,796,000	28,997,335,000
Total loans foreign	26,067,292,000	23,800,505,000
Total	74,385,546,000	75,985,988,000
Allowance for loan loses
Total specific allowance	1,972,627,000	2,811,450,000
Total coefficient allowance	235,435,000	198,160,000
Total homogeneous allowance	3,589,257,000	2,424,218,000
Total foreign	1,520,525,000	1,116,807,000
Total Allowance For Loan Losses	7,317,844,000	6,550,635,000
Greek
Allowance for loan losses at year end	5,797,319,000	5,433,828,000																																																							2,896,833,000	3,478,907,000	2,900,486,000	1,954,921,000
of which:
for impaired loans	5,681,579,000	5,288,044,000																																																							2,872,000,000	3,441,635,000	2,809,579,000	1,846,409,000
for non-impaired loans	115,740,000	145,784,000																																																							24,833,000	37,272,000	90,907,000	108,512,000
Impaired loans	19,536,768,000	16,551,465,000																																																							10,669,519,000	11,162,753,000	8,867,249,000	5,388,712,000
Non-impaired loans	28,781,486,000	35,634,018,000																																																							13,286,813,000	15,661,261,000	15,494,673,000	19,972,757,000
Foreign
Allowance for loan losses at year end	1,520,525,000	1,116,807,000																																																							698,621,000	510,700,000	821,904,000	606,107,000
of which:
for impaired loans	1,475,656,000	1,077,811,000																																																							684,231,000	500,836,000	791,425,000	576,975,000
for non-impaired loans	44,869,000	38,996,000																																																							14,390,000	9,864,000	30,479,000	29,132,000
Impaired loans	3,786,554,000	3,390,526,000																																																							2,419,182,000	2,297,582,000	1,367,372,000	1,092,944,000
Non-impaired loans	22,280,738,000	20,409,979,000																																																							10,275,792,000	10,732,008,000	12,004,946,000	9,677,971,000
Average Recorded Investment [Abstract]
Average recorded investment in impaired loans	20,653,392,000	11,835,132,000	6,595,708,000
Interest income recognized on a cash basis	172,253,000	107,586,000	86,742,000
Collateral Dependent Loans [Abstract]
Collateral dependent loans	1,094,656,000	1,216,833,000
Covered Bonds [Abstract]
Mortgages	15,734,870,000	16,550,590,000
of whch eligible collateral	12,014,600,000	14,211,435,000
Covered Bonds Of Program I [Line Items]
Issue Date																																															November 28, 2008	November 28, 2008	May 11, 2010	November 28, 2008	November 28, 2008	May 11, 2010	November 28, 2008		November 28, 2008
Cancellation Date																																															May 6, 2011	May 6, 2011	May 6, 2011	June 2, 2011	June 20, 2011	June 20, 2011	August 3, 2011		August 3, 2011
Original Nomimal Amount in EUR																																															1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000		1,000,000,000
Cancelled amount in million EUR																																															650,000,000	800,000,000	350,000,000	150,000,000	300,000,000	650,000,000	50,000,000	[1]	50,000,000	[1]
Covered Bonds Parentheticals [Abstract]
Issuance of covered bonds Program I														10,000,000,000
Issuance of covered bonds Program II												15,000,000,000
Repurchase and cancellation of covered bonds	653,800,000										31,300,000
Repurchase and cancellation of covered bonds Program I													50,000,000
Cancellation of covered bonds						160,000,000	70,000,000			170,000,000
Impaired Financing Receivable Policy [Line Items]
Average recorded investment in impaired loans	20,653,392,000	11,835,132,000	6,595,708,000
Interest income recognized on a cash basis	172,253,000	107,586,000	86,742,000
Loans At Fair Value Textual Details [Abstract]
Fair value of loans for which the Group elected to apply the Fair Value Option	180,611,000	277,247,000
Outstanding principal balance of loans for which the Group elected to apply the Fair Value Option	166,520,000	266,258,000
Net gains / (losses) resulting from changes in the fair value of these loans, recorded in net interest income before provision for loan losses	2,738,000	(25,757,000)
Loans for lease financing	1,435,598,000	1,634,225,000
Securitized Loans And Covered Bonds [Abstract]
Consumer loans (Revolver 2008-1 Plc-December 2008)	920,367,000	1,035,809,000
Credit cards (Revolver 2008-1 Plc-December 2008)	1,054,542,000	1,065,395,000
Receivables from Public sector (Titlos Plc-February 2009)	4,625,397,000	4,760,210,000
Mortgages (Spiti Plc-September 2011)	1,564,519,000	1,677,571,000
Auto loans (Autokinito Plc-September 2011)	283,308,000	430,644,000
Consumer loans (Agorazo Plc-September 2011)	1,414,327,000	1,494,713,000
Total	9,862,460,000	10,464,342,000
Securitized Loans [Line Items]
Issuance date																																	Oct 7, 2009	[2]	Jun 24, 2010	[3]	Jun 24, 2010	[3]	Jun 24, 2010	[3]	Nov 25, 2010	[3]	May 6, 2011	[3]
Interest rate															Paid monthly at a fixed rate of 2.6% per annum	[4]	Paid semi-annually at a rate of six-month Euribor plus 50 bps per annum		Paid semi-annually at a rate of six-month Euribor plus a margin of 400 bps		Paid semi-annually at a rate of six-month Euribor plus a margin of 700 bps		Paid monthly at a fixed rate of 2.9% per annum	[4]	Paid semi-annually at a rate of six-month Euribor plus a margin of 200 bps		Paid semi-annually at a rate of six-month Euribor plus a margin of 350 bps		Paid semi-annually at a rate of six month Euribor plus a margin of 300 bps		Paid semi-annually at a rate of six-month Euribor plus a margin of 450 bps
Interest payment period																																	Paid annually at a fixed coupon rate of 3.875%	[2]	Paid quarterly at the ECB’s refinancing rate plus a margin of 170 bps	[3]	Paid quarterly at the ECB’s refinancing rate plus a margin of 200 bps	[3]	Paid quarterly at the ECB’s refinancing rate plus a margin of 230 bps	[3]	Paid quarterly at the ECB’s refinancing rate plus a margin of 210 bps	[3]	Paid quarterly at the ECB’s refinancing rate plus a margin of 230 bps	[3]	Paid quarterly at the ECB’s refinancing rate plus a margin of 250 bps	[3]
Nominal amount															900,000,000	[4],[5]	5,100,000,000	[6]	1,500,000,000	[5],[7]	249,500,000	[5]	268,900,000	[4],[5]	400,000,000	[5],[7]	96,500,000	[5]	1,250,000,000	[5],[8]	412,800,000	[5]	846,200,000	[2],[9]	1,500,000,000	[3]	1,500,000,000	[3]	1,500,000,000	[3]	1,100,000,000	[10],[3]	1,500,000,000	[3]	1,300,000,000	[3]
Issue Date															December 12, 2008	[4]	February 26, 2009		September 20, 2011		September 20, 2011		December 12, 2008	[4]	September 23, 2011		September 23, 2011		September 23, 2011		September 23, 2011														May 6, 2011	[3]
Maturity Date															September 2020	[4]	September 2039		September 2058		September 2058		September 2020	[4]	September 2023		September 2023		September 2033		September 2033		October 2016	[2]	June 2015 (with an additional ten-year extension option)	[3]	June 2017 (with an additional ten-year extension option)	[3]	June 2019 (with an additional ten-year extension option)	[3]	November 2018 (with an additional ten-year extension option)	[3]	September 2013 (with an additional ten-year extension option)	[3]	September 2014 (with an additional ten-year extension option)	[3]
Description															Secured Floating Rate Notes- Class A	[4]	Floating Rate Asset Backed Notes		Asset Backed Floating Rate Notes- Class A		Asset Backed Floating Rate Notes- Class B		Secured Floating Rate Notes- Class B	[4]	Asset Backed Floating Rate Notes- Class A		Asset Backed Floating Rate Notes- Class B		Asset Backed Floating Rate Notes- Class A		Asset Backed Floating Rate Notes- Class B
Type Of Collateral															Consumer loans and credit card accounts	[4]	Receivables from Public sector		Residential mortgages		Residential mortgages		Consumer loans and credit card accounts	[4]	Auto loans		Auto loans		Consumer loans		Consumer loans		Residential mortgage loans	[2]	Residential mortgage loans	[3]	Residential mortgage loans	[3]	Residential mortgage loans	[3]	Residential mortgage loans	[3]	Residential mortgage loans	[3]	Residential mortgage loans	[3]
Securitized Loans Parentheticals [Abstract]
Balance of subordinated loans	198,800,000	199,800,000
Cancellation of class A notes of Revolver 2008 Plc					100,000,000
Cancellation of class A notes of Spiti Plc				27,600,000				106,900,000
Cancellation of class A notes of Autokinito Plc				74,800,000				79,400,000
Oustanding balance of Titlos Plc	4,762,200,000
Oustanding balance of Spiti Plc	1,365,500,000
Cancellation of class A notes of Agorazo Plc					200,000				58,100,000
Oustanding balance of Agorazo Plc	1,191,700,000
Oustanding Balance of Autokinito Plc	€ 245,800,000

[1]	Repurchase and cancellation of EUR 50.0 million covered bonds, as these issues were sold on September 1, 2009 to institutional investors and presented within “Long-term debt” (see Note 24).
[2]	EUR 10.0 billion covered bonds program ("Program I") established on November 26, 2008. The issue under this Program is currently rated Caa2 by Moody’s and B- by Fitch.
[3]	EUR 15.0 billion covered bonds program ("Program II") established on June 21, 2010. The issues under this Program are currently rated Caa2 by Moody’s and CCC+ by Fitch.
[4]	The secured notes were issued through two VIEs, "Revolver APC Limited" (the Asset Purchase Company "APC", incorporated in the UK) and "Revolver 2008-1 Plc" (the Issuer). APC paid for the receivables that were sold and assigned to it by the Bank (the Transferor) from the proceeds of the issuance of a limited recourse note (Series 2008-1 APC loan note) to the issuer. The Issuer financed the acquisition of the Series 2008-1 APC loan note from the proceeds of the issuance of the secured notes. As at December 31, 2011 and 2012, the balances of the subordinated loans were EUR 199.8 million and EUR 198.8 million, respectively. The Bank, at its discretion, may make further advances to APC under the APC Subordinated loan agreement, where the transfer of interest is less than the minimum transfer of interest.On September 17, 2012, Revolver 2008 -1 Plc, proceeded with the partial cancellation of class A notes of EUR 100.0 million. The class A notes have been rated CCC by Fitch and CCC by Standard and Poors.
[5]	The Bank retains the option to call the notes on any interest payment date and reissue a new series, or sell them as is to investors.
[6]	The Bank retains the option to call the notes on any re-novation date or on any optional redemption date and reissue a new series or sell the notes to investors. The outstanding balance of Titlos Plc as at December 31, 2012 is EUR 4,762.2 million and has been rated C by Moody’s.
[7]	On March 20, 2012, Spiti Plc and Autokinito Plc preceded with the partial redemption of class A notes of EUR 106.9 million and of EUR 79.4 million, respectively. Furthermore, on September 20, 2012, Spiti Plc and Autokinito Plc proceeded with the partial redemption of class A notes of EUR 27.6 million and of EUR 74.8 million, respectively. The outstanding amounts of Spiti Plc and Autokinito Plc as at December 31, 2012 are EUR 1,365.5 million and EUR 245.8 million respectively.
[8]	Agorazo Plc proceeded with the partial redemption of class A notes of EUR 58.1 million on March 15, 2012 and EUR 0.2 million on September 17, 2012. The outstanding amount of Agorazo Plc as at December 31, 2012 amounts to EUR 1,191.7 million.
[9]	This issue is presented within ''Long-term debt''(see Note 24) since all bonds were sold to domestic and foreign investors. On August 1, 2012, the Bank proceeded with cancellation of the repurchase of covered bonds of EUR 653.8 million.
[10]	On March 9, April 11 and May 14, 2012, the Bank proceeded with the cancellation of covered bonds of EUR 170.0 million, EUR 70.0 million and EUR 160.0 million respectively.

LOANS AND ALLOWANCE FOR LOAN LOSSES (Details 3) (EUR €)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Credit Quality Information Texuals Details [Abstract]
Watchlisted loans Hellenic Republic and eligible to PSI		€ 6,939,800,000
Financing Receivable Impaired
Average recorded balance	20,653,392,000	11,835,132,000	6,595,708,000
Interest income recognized on a cash basis	172,253,000	107,586,000	86,742,000
Greek
Financing Receivable Impaired
Related allowance	(5,681,579,000)	(5,288,044,000)
Total recorded balance	19,536,768,000	16,551,465,000
Average recorded balance	17,350,515,000	8,944,647,000
Interest income recognized during the period the loan was impaired	277,367,000	45,452,000
Interest income recognized on a cash basis	99,629,000	43,417,000
Troubled Debt Restructurings [Abstract]
Total balance	3,413,394,000
Allowance for loan losses	(375,598,000)
Interest income recognized during the period	58,493,000
Troubled Debt Loan Delinquencies [Abstract]
Financing Receivable, Modifications, Subsequent Default, Determination of Allowance for Credit Losses	2,145,622,000
Foreign
Financing Receivable Impaired
Related allowance	(1,475,656,000)	(1,077,811,000)
Total recorded balance	3,786,554,000	3,390,526,000
Average recorded balance	3,302,877,000	2,890,485,000
Interest income recognized during the period the loan was impaired	107,517,000	105,503,000
Interest income recognized on a cash basis	72,624,000	64,169,000
Troubled Debt Restructurings [Abstract]
Total balance	376,417,000
Allowance for loan losses	(33,908,000)
Interest income recognized during the period	20,937,000
Troubled Debt Loan Delinquencies [Abstract]
Financing Receivable, Modifications, Subsequent Default, Determination of Allowance for Credit Losses	238,344,000
Residential Mortgages Financing Receivable [Member] | Greek
Financing Receivable Impaired
Total recorded balance with no related allowance	103,444,000	20,749,000
Average recorded balance with no related allowance	62,097,000	20,469,000
Interest income recognized during the period the loan was impaired with no related allowance	2,636,000	0
Interest income recognized on a cash basis with no related allowance	0	0
Total recorded balance with related allowance	5,299,174,000	2,798,057,000
Average recorded balance with related allowance	3,746,637,000	2,264,525,000
Interest income recognized during the period the loan was impaired with related allowance	10,013,000	0
Interest income recognized on a cash basis with related allowance	28,342,000	20,433,000
Related allowance	(827,458,000)	(464,239,000)
Troubled Debt Restructurings [Abstract]
Total balance	1,899,778,000
Allowance for loan losses	(115,133,000)
Interest income recognized during the period	15,602,000
Troubled Debt Loan Delinquencies [Abstract]
Financing Receivable, Modifications, Subsequent Default, Determination of Allowance for Credit Losses	1,366,558,000
Residential Mortgages Financing Receivable [Member] | Foreign
Financing Receivable Impaired
Total recorded balance with no related allowance	2,132,000	299,000
Average recorded balance with no related allowance	1,124,000	0
Interest income recognized during the period the loan was impaired with no related allowance	235,000	0
Interest income recognized on a cash basis with no related allowance	0	0
Total recorded balance with related allowance	230,655,000	234,935,000
Average recorded balance with related allowance	195,254,000	199,139,000
Interest income recognized during the period the loan was impaired with related allowance	8,113,000	7,378,000
Interest income recognized on a cash basis with related allowance	1,356,000	810,000
Related allowance	(61,724,000)	(50,065,000)
Troubled Debt Restructurings [Abstract]
Total balance	34,553,000
Allowance for loan losses	(2,076,000)
Interest income recognized during the period	1,518,000
Troubled Debt Loan Delinquencies [Abstract]
Financing Receivable, Modifications, Subsequent Default, Determination of Allowance for Credit Losses	33,597,000
Consumer Other Financing Receivable [Member] | Greek
Financing Receivable Impaired
Total recorded balance with no related allowance	146,276,000	35,760,000
Average recorded balance with no related allowance	91,018,000	34,810,000
Interest income recognized during the period the loan was impaired with no related allowance	12,445,000	1,899,000
Interest income recognized on a cash basis with no related allowance	0	0
Total recorded balance with related allowance	2,678,871,000	1,994,087,000
Average recorded balance with related allowance	2,199,433,000	1,709,580,000
Interest income recognized during the period the loan was impaired with related allowance	10,287,000	3,447,000
Interest income recognized on a cash basis with related allowance	32,615,000	17,347,000
Related allowance	(1,458,153,000)	(983,433,000)
Troubled Debt Restructurings [Abstract]
Total balance	673,890,000
Allowance for loan losses	(139,399,000)
Interest income recognized during the period	16,309,000
Troubled Debt Loan Delinquencies [Abstract]
Financing Receivable, Modifications, Subsequent Default, Determination of Allowance for Credit Losses	432,017,000
Consumer Other Financing Receivable [Member] | Foreign
Financing Receivable Impaired
Total recorded balance with no related allowance	145,000	208,000
Average recorded balance with no related allowance	168,000	14,000
Interest income recognized during the period the loan was impaired with no related allowance	1,386,000	0
Interest income recognized on a cash basis with no related allowance	0	0
Total recorded balance with related allowance	588,631,000	502,651,000
Average recorded balance with related allowance	528,265,000	444,415,000
Interest income recognized during the period the loan was impaired with related allowance	13,728,000	12,408,000
Interest income recognized on a cash basis with related allowance	20,057,000	17,824,000
Related allowance	(360,484,000)	(283,580,000)
Troubled Debt Restructurings [Abstract]
Total balance	87,016,000
Allowance for loan losses	(9,432,000)
Interest income recognized during the period	6,067,000
Troubled Debt Loan Delinquencies [Abstract]
Financing Receivable, Modifications, Subsequent Default, Determination of Allowance for Credit Losses	69,959,000
Consumer Credit Card Financing Receivable [Member] | Greek
Financing Receivable Impaired
Total recorded balance with related allowance	639,484,000	540,059,000
Average recorded balance with related allowance	583,540,000	511,309,000
Interest income recognized during the period the loan was impaired with related allowance	4,976,000	5,251,000
Interest income recognized on a cash basis with related allowance	43,000	40,000
Related allowance	(523,968,000)	(398,737,000)
Troubled Debt Loan Delinquencies [Abstract]
Financing Receivable, Modifications, Subsequent Default, Determination of Allowance for Credit Losses	0
Consumer Credit Card Financing Receivable [Member] | Foreign
Financing Receivable Impaired
Total recorded balance with no related allowance	11,000
Average recorded balance with no related allowance	11,000
Interest income recognized during the period the loan was impaired with no related allowance	0
Interest income recognized on a cash basis with no related allowance	0
Total recorded balance with related allowance	545,798,000	354,851,000
Average recorded balance with related allowance	476,018,000	322,110,000
Interest income recognized during the period the loan was impaired with related allowance	10,129,000	5,000
Interest income recognized on a cash basis with related allowance	17,440,000	18,329,000
Related allowance	(369,217,000)	(243,331,000)
Troubled Debt Restructurings [Abstract]
Total balance	78,562,000
Allowance for loan losses	(5,380,000)
Interest income recognized during the period	9,337,000
Troubled Debt Loan Delinquencies [Abstract]
Financing Receivable, Modifications, Subsequent Default, Determination of Allowance for Credit Losses	78,536,000
Small Business Financing Receivable [Member] | Greek
Financing Receivable Impaired
Total recorded balance with no related allowance	48,743,000	2,770,000
Average recorded balance with no related allowance	24,371,000	0
Interest income recognized during the period the loan was impaired with no related allowance	3,289,000	0
Interest income recognized on a cash basis with no related allowance	0	0
Total recorded balance with related allowance	2,068,944,000	1,493,055,000
Average recorded balance with related allowance	1,796,505,000	1,250,425,000
Interest income recognized during the period the loan was impaired with related allowance	3,086,000	2,247,000
Interest income recognized on a cash basis with related allowance	17,927,000	68,000
Related allowance	(819,924,000)	(555,348,000)
Troubled Debt Restructurings [Abstract]
Total balance	363,816,000
Allowance for loan losses	(56,665,000)
Interest income recognized during the period	7,181,000
Troubled Debt Loan Delinquencies [Abstract]
Financing Receivable, Modifications, Subsequent Default, Determination of Allowance for Credit Losses	113,377,000
Small Business Financing Receivable [Member] | Foreign
Financing Receivable Impaired
Total recorded balance with no related allowance	561,000	3,866,000
Average recorded balance with no related allowance	2,225,000	479,000
Interest income recognized during the period the loan was impaired with no related allowance	14,000	0
Interest income recognized on a cash basis with no related allowance	0	0
Total recorded balance with related allowance	628,122,000	609,818,000
Average recorded balance with related allowance	637,926,000	551,683,000
Interest income recognized during the period the loan was impaired with related allowance	17,400,000	20,032,000
Interest income recognized on a cash basis with related allowance	552,000	337,000
Related allowance	(206,327,000)	(170,255,000)
Troubled Debt Restructurings [Abstract]
Total balance	32,708,000
Allowance for loan losses	(4,012,000)
Interest income recognized during the period	866,000
Troubled Debt Loan Delinquencies [Abstract]
Financing Receivable, Modifications, Subsequent Default, Determination of Allowance for Credit Losses	24,167,000
Other Commercial Financing Receivable [Member]
Financing Receivable Impaired
Interest income recognized during the period the loan was impaired with no related allowance	4,488,000
Other Commercial Financing Receivable [Member] | Greek
Financing Receivable Impaired
Total recorded balance with no related allowance	423,184,000	300,323,000
Average recorded balance with no related allowance	311,291,000	107,137,000
Interest income recognized during the period the loan was impaired with no related allowance	7,719,000	2,344,000
Interest income recognized on a cash basis with no related allowance	11,116,000	0
Total recorded balance with related allowance	8,128,648,000	9,366,605,000
Average recorded balance with related allowance	8,535,623,000	3,046,392,000
Interest income recognized during the period the loan was impaired with related allowance	222,916,000	30,264,000
Interest income recognized on a cash basis with related allowance	9,586,000	5,529,000
Related allowance	(2,052,076,000)	(2,886,287,000)
Troubled Debt Restructurings [Abstract]
Total balance	475,910,000
Allowance for loan losses	(64,401,000)
Interest income recognized during the period	19,401,000
Troubled Debt Loan Delinquencies [Abstract]
Financing Receivable, Modifications, Subsequent Default, Determination of Allowance for Credit Losses	233,670,000
Other Commercial Financing Receivable [Member] | Foreign
Financing Receivable Impaired
Total recorded balance with no related allowance	207,685,000	92,174,000
Average recorded balance with no related allowance	223,100,000	54,508,000
Interest income recognized during the period the loan was impaired with no related allowance		0
Interest income recognized on a cash basis with no related allowance	0	113,000
Total recorded balance with related allowance	1,582,814,000	1,591,724,000
Average recorded balance with related allowance	1,238,786,000	1,318,137,000
Interest income recognized during the period the loan was impaired with related allowance	52,024,000	65,680,000
Interest income recognized on a cash basis with related allowance	33,219,000	26,756,000
Related allowance	(477,904,000)	(330,580,000)
Troubled Debt Restructurings [Abstract]
Total balance	143,578,000
Allowance for loan losses	(13,008,000)
Interest income recognized during the period	3,149,000
Troubled Debt Loan Delinquencies [Abstract]
Financing Receivable, Modifications, Subsequent Default, Determination of Allowance for Credit Losses	€ 32,085,000

GOODWILL, SOFTWARE AND OTHER INTANGIBLES (Details) In Thousands, unless otherwise specified	12 Months Ended							12 Months Ended
	Dec. 31, 2012 EUR (€)	Dec. 31, 2011 EUR (€)	Dec. 31, 2012 USD ($)	Dec. 31, 2012 Computer Software Intangible Asset Member EUR (€)	Dec. 31, 2011 Computer Software Intangible Asset Member EUR (€)	Dec. 31, 2012 Other Intangible Assets EUR (€)	Dec. 31, 2011 Other Intangible Assets EUR (€)	Dec. 31, 2011 Goodwill From Global Markets And Asset Management [Member] EUR (€)	Dec. 31, 2012 Goodwill From International [Member] EUR (€)	Dec. 31, 2011 Goodwill From International [Member] EUR (€)	Dec. 31, 2012 Goodwill From Turkish Operations [Member] EUR (€)	Dec. 31, 2011 Goodwill From Turkish Operations [Member] EUR (€)	Dec. 31, 2012 Goodwill From Insurance [Member] EUR (€)	Dec. 31, 2011 Goodwill From Insurance [Member] EUR (€)	Dec. 31, 2012 Goodwill From Other [Member] EUR (€)	Dec. 31, 2011 Goodwill From Other [Member] EUR (€)
Goodwill by segment
Goodwill, opening	€ 2,690,864		$ 3,546,949					€ 7,956	€ 362,695	€ 463,627	€ 2,293,431	€ 2,707,446	€ 2,570	€ 239,297	€ 32,168	€ 80,752
Net additions and foreign exchange differences	146,829	(389,799)						0	61,090	24,216	85,738	(414,015)	0	0	1	0
Goodwill, closing	2,714,480	2,690,864	3,546,949					0	300,572	362,695	2,379,169	2,293,431	2,570	2,570	32,169	32,168
Software and other intangibles
Gross carrying amount	1,031,815	910,542		634,389	543,019	397,426	367,523
Accumulated amortization	(623,836)	(511,550)		(432,345)	(343,368)	(191,491)	(168,182)
Net book value	€ 407,979	€ 398,992	$ 533,097	€ 202,044	€ 199,651	€ 205,935	€ 199,341

GOODWILL, SOFTWARE AND OTHER INTANGIBLES (Details 2)	12 Months Ended														12 Months Ended
	Dec. 31, 2012 USD ($)	Dec. 31, 2012 EUR (€)	Dec. 31, 2011 EUR (€)	Dec. 31, 2010 EUR (€)	Dec. 31, 2012 Trade Names Member EUR (€)	Dec. 31, 2011 Trade Names Member EUR (€)	Dec. 31, 2012 Mutual Funds Contracts EUR (€)	Dec. 31, 2011 Mutual Funds Contracts EUR (€)	Dec. 31, 2012 Core Deposits EUR (€)	Dec. 31, 2011 Core Deposits EUR (€)	Dec. 31, 2012 Customer Relationships EUR (€)	Dec. 31, 2011 Customer Relationships EUR (€)	Dec. 31, 2012 Computer Software Intangible Asset EUR (€)	Dec. 31, 2011 Computer Software Intangible Asset EUR (€)	Dec. 31, 2012 Maximum Core Deposits	Dec. 31, 2012 Maximum Customer Relationships	Dec. 31, 2012 Maximum Computer Software Intangible Asset	Dec. 31, 2012 Minimum Core Deposits	Dec. 31, 2012 Minimum Customer Relationships	Dec. 31, 2012 Minimum Computer Software Intangible Asset
Amortization Of Intangible Assets [Abstract]
Amortization of intangible assets	$ 143,617,000	€ 109,910,000	€ 98,930,000	€ 79,906,000
Change In International [Abstract]
additions and disposals in other private equity business		70,200,000	20,600,000
foreign exchange differences-international		(7,300,000)	3,600,000
foreign exchange differences-Turkish		85,700,000	414,000,000
Impairment Losses		123,200,000	125,100,000
Impairment Of Ethniki General Insurance S.A.			236,700,000
Write off of Goodwill relating to Domestic Operations			56,500,000
Goodwill impairment of Vojvodjanska		103,100,000
Goodwill impairment of private equity business of Group		20,100,000
Finite Lived Intangible Assets Future Amortization Expense Abstract
Future Amortization Expense Year One		93,429,000
Future Amortization Expense Year Two		59,488,000
Future Amortization Expense Year Three		36,490,000
Future Amortization Expense Year Four		24,709,000
Future Amortization Expense Year Five		13,794,000
Goodwill Software And Other Intagibles Serbian Banking [Abstract]
Serbian Terminal Growth Rate	8.00%	8.00%	8.00%
Serbian Pretax Discount Rate	14.50%	14.50%	13.50%
Serbian Impairment Charge		103,100,000	100,000,000
Goodwill Software And Other Intagibles Turkish Banking [Abstract]
Turkish Pretax Discount Rate	19.60%	19.60%	18.10%
Turkish Banking Operations Terminal growth rate	5.20%	5.20%	6.80%
Turkish Decrease In Terminal Growth Rate			1.00%
Turkish Increase Of Discount Rate Leads To Decrease Fair Value		300,000,000	300,000,000
Turkish Decrease In Terminal Growth Rate Discount Rate Leads To Decrease Fair Value		200,000,000	200,000,000
Turkish Decrease In Forecast Amounts Available For Dividents Rate			5.00%
Turkish Decrease In Forecast Amounts Available For Dividents Rate Leads To Decrease Fair Value		300,000,000	200,000,000
Turkish Increase Of Discount Rate			1.00%
Goodwill Software And Other Intagibles Textual Details [Line Items]
Net book value									6,722,000	12,060,000	23,632,000	37,049,000	6,490,000	7,052,000
Usefull lives															11 years	11 years	14 years	6 years	6 years	11 years
Acquired Indefinite Lived Intangible Assets [Line Items]
Net book value					€ 130,675,000	€ 127,061,000	€ 2,273,000	€ 2,191,000

PREMISES AND EQUIPMENT AND LEASE COMMITMENTS (Details) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012 EUR (€)	Dec. 31, 2011 EUR (€)	Dec. 31, 2010 EUR (€)	Dec. 31, 2012 USD ($)
Capital Leases Future Minimum Payments Due Abstract
2013	€ 88,664
2014	102,176
2015	59,877
2016	52,540
2017	44,043
Thereafter	137,494
Total minimum lease payments	484,794
Property Plant And Equipment Details [Abstract]
Land	225,013	216,445
Buildings	999,468	970,246
Leasehold improvements	276,232	240,874
Furniture, fittings, machinery and vehicles	1,178,000	1,079,042
Total, at cost	2,678,713	2,506,607
Less: accumulated depreciation	(1,396,319)	(1,233,152)
Net book value	1,282,394	1,273,455		1,675,675
Property Plant And Equipment Textual Details [Abstract]
Rental expense	€ 122,818	€ 119,226	€ 120,386

OTHER ASSETS (Details) In Thousands, unless otherwise specified	Dec. 31, 2012 USD ($)	Dec. 31, 2012 EUR (€)	Dec. 31, 2011 EUR (€)
Other Assets Disclosure Details [Abstract]
Insurance related assets		€ 550,795	€ 620,383
Deferred tax assets		169,891	259,092
Prepaid income taxes		381,521	282,275
Assets acquired through foreclosure proceedings		194,160	184,790
Brokerage auxiliary funds		8,945	10,156
Private equity: Investees Assets		89,961	127,150
Prepaid expenses		168,401	139,105
Advances to employees		16,126	17,826
Unlisted equity securities		116,795	101,070
Hellenic Deposit and Investment Guarantee Fund		344,903	288,090
Receivables from Greek State		449,885	361,204
Checks and credit card transactions under settlement		211,166	176,312
Securities transactions under settlement		0	9,177
Trade and other receivables		132,374	113,256
Other		507,234	544,924
Total	4,367,121	3,342,157	3,234,810
Other Assets Disclosure Textual Details [Abstract]
The amount of deposits guaranteed by the Hellenic Deposit and Investment Guarantee Fund (HDIGF) per client		100
Maximum balance of guarantees per client for investing activities (in accordance with article 10 of Law 3746/2009, HDIGF)		30
Impairment for receivables from Greek State		24,572	39,400
Insurance related assets		€ 306,310	€ 295,712

HELLENIC REPUBLIC BANK SUPPORT PLAN (Details) (EUR €)	1 Months Ended										12 Months Ended
	May 31, 2009	Dec. 31, 2012	May 24, 2012	Dec. 30, 2011	Dec. 23, 2011	Dec. 20, 2011	Jun. 03, 2011	Nov. 26, 2010	Apr. 12, 2010	May 21, 2009	Dec. 31, 2012 Floating Rate Notes I [Member]	Dec. 31, 2012 Floating Rate Notes Ii [Member]	Dec. 31, 2012 Floating Rate Notes Iii [Member]	Dec. 31, 2012 Floating Rate Notes Iv [Member]	Dec. 31, 2012 Floating Rate Notes V [Member]	Dec. 31, 2012 Floating Rate Notes Vi [Member]
Hellenic Republic Bank Support Plan Details [Abstract]
Bank's Share Capital Increase	€ 350,000,000
Issuance of preferred stock - Par value per share				€ 5						€ 5
Share Capital Increase covered through the transfer to the Bank of an equal market value Greek government bond with a coupon rate of 6-month Euribor plus 130 basis points.										130
Issue Of Redeemable Preference Shares				200,000,000				70,000,000		70,000,000
Debt Instrument
Issuance date											Apr 26, 2010	May 4, 2010	May 4, 2010	Jun 28, 2010	Dec 23, 2010	Jun 7, 2011
Maturity date											Apr 1, 2013	May 1, 2013	May 1, 2013	Jun 1, 2013	Dec 1, 2013	Jun 1, 2014
Nominal amount		14,798,300,000									2,500,000,000	1,345,000,000	655,000,000	4,265,600,000	4,107,700,000	1,925,000,000
Interest rate											Three-month Euribor plus 1,200 bps	Three-month Euribor plus 500 bps	Three-month Euribor plus 1,200 bps	Three-month Euribor plus 1,200 bps	Three-month Euribor plus 1,200 bps	Three-month Euribor plus 1,200 bps
Interest payment											Quarterly	Quarterly	Quarterly	Quarterly	Quarterly	Quarterly
Debt Instrument Basis Points											1,200	500	1,200	1,200	1,200	1,200
Hellenic Republic Bank Support Plan Parenthetical Information [Abstract]
Long Term Debt Repurchased Notes That Were Held By Third Parties
Long Term Debt Total Notes That Were Held By Third Parties Repurchased
Annual interest rate increase Basis Points
Nominal Value Of Greek Government Bonds									787,000,000
Nominal amount			€ 3,000,000,000

PLEDGED ASSETS (Details) (EUR €)	Dec. 31, 2012	Dec. 31, 2011
Financial Instruments Owned And Pledged As Collateral Details [Abstract]
Pledged amounts relating to notes backed with consumer loans and credit cards.	€ 33,218,700,000	€ 32,665,500,000
The carrying amount of trading, available for sale, money market investments and held to maturity securities that serve as collateral for borrowings.	2,917,900,000
Pledged amounts relating to bonds covered with mortgage loans	8,400,000,000
Pledged amounts relating to notes backed with consumer loans and credit cards.	9,492,900,000
Special Greek government bonds	787,000,000
Pledged amounts relating to loans.	12,408,000,000
Floating Rate notes issued under the government guaranteed borrowing facility held by the Bank.	14,798,300,000
EFSF bonds obtained as an advance from HFSF	€ 7,430,000,000

DEPOSITS (Details) In Thousands, unless otherwise specified	Dec. 31, 2012 USD ($)	Dec. 31, 2012 EUR (€)	Dec. 31, 2011 EUR (€)	Dec. 31, 2012 Greek Residents Deposits [Member] EUR (€)	Dec. 31, 2011 Greek Residents Deposits [Member] EUR (€)	Dec. 31, 2012 Foreign Deposits [Member] EUR (€)	Dec. 31, 2011 Foreign Deposits [Member] EUR (€)
Deposits Liabilities Balance Sheet Reported Amounts Details [Line Items]
Public sector		€ 2,871,892	€ 1,796,913	€ 2,448,588	€ 1,740,647	€ 423,304	€ 56,266
Private sector:
Corporations		9,530,349	7,576,219	3,435,530	2,773,259	6,094,819	4,802,960
Individuals		43,457,606	47,137,283	31,790,468	34,977,371	11,667,138	12,159,912
Interbank		32,509,932	32,482,936	31,159,773	31,576,223	1,350,159	906,713
Total interest bearing deposits	115,470,768	88,369,779	88,993,351	68,834,359	71,067,500	19,535,420	17,925,851
Public sector		358,821	371,597	288,356	353,244	70,465	18,353
Private sector:
Corporations		1,402,908	1,324,820	564,774	561,296	838,134	763,524
Individuals		946,880	706,020	139,773	158,755	807,107	547,265
Interbank		80,714	179,514	29,158	118,616	51,556	60,898
Total non-interest bearing deposits	3,644,745	2,789,323	2,581,951	1,022,061	1,191,911	1,767,262	1,390,040
Public sector		3,230,713	2,168,510	2,736,944	2,093,891	493,769	74,619
Private sector:
Corporations		10,933,257	8,901,039	4,000,304	3,334,555	6,932,953	5,566,484
Individuals		44,404,486	47,843,303	31,930,241	35,136,126	12,474,245	12,707,177
Interbank		32,590,646	32,662,450	31,188,931	31,694,839	1,401,715	967,611
Total deposits	119,115,513	91,159,102	91,575,302	69,856,420	72,259,411	21,302,682	19,315,891
Deposits Textual Details [Abstract]
Euro approximation of USD 100,000 (according to the Noon Buying Rate of US$1.00 = EUR 0.6956 on May 31, 2011).		76,530
The aggregate amount of short-term certificates of deposit (each with minimum denomination of EUR 69,560, which approximates USD 100,000).		437,460	132,190
Interest bearing deposits with scheduled maturities in excess of one year.		804,510	650,187
Group interest bearing deposits, for which the Group has elected the fair value option, because they have embedded derivatives.		2,954,945	1,779,727
Losses included in Net trading loss, relating to fair value changes of interest bearing deposits with embedded derivatives.		(17,792)	(13,754)
Funding from the European Central Bank (through the Bank of Greece) which is Included in domestic interest bearing deposits.		30,902,146	31,307,746
Net Trading Loss Of Fair Value Changes Interest Bearing Deposits		€ 0	€ 10,973

SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE (Details) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012 EUR (€)	Dec. 31, 2011 EUR (€)	Dec. 31, 2012 USD ($)
Securities Sold Under Agreements To Repurchase Details [Abstract]
Securities sold under agreements to repurchase	€ 1,108,569	€ 1,302,239	$ 1,448,542
Securities sold under agreements to repurchase:
Average outstanding during the year	1,375,805	3,221,314
Weighted average interest rate during the year	4.38%	3.79%
Weighted average interest rate at year end	4.93%	3.63%
Amount outstanding at month end:
January	1,983,816	5,125,395
February	1,504,851	4,698,535
March	1,624,482	5,187,643
April	1,734,688	4,360,673
May	1,441,933	2,976,276
June	1,055,196	2,606,337
July	941,898	2,661,253
August	1,533,211	2,309,891
September	1,464,559	1,930,242
October	1,254,343	3,144,079
November	€ 935,680	€ 2,036,228

OTHER BORROWED FUNDS (Details)	12 Months Ended					12 Months Ended
	Dec. 31, 2012 USD ($)	Dec. 31, 2012 EUR (€)	Dec. 31, 2011 USD ($)	Dec. 31, 2011 EUR (€)	Jan. 20, 2011 TRY	Dec. 31, 2012 Fixed Rate Finansbank I [Member] EUR (€)		Dec. 31, 2012 Fixed Rate Finansbank Ii [Member] EUR (€)		Dec. 31, 2012 Floating Rate Finansbank I [Member] EUR (€)		Dec. 31, 2012 Floating Rate Finansbank Ii [Member] EUR (€)		Dec. 31, 2012 Fixed Rate Finansbank Iii [Member] EUR (€)		Dec. 31, 2012 Fixed Rate Finansbank Iv [Member] EUR (€)		Dec. 31, 2012 Fixed Rate Finansbank V [Member] EUR (€)
Short Term Borrowings Details [Abstract]
Other borrowed funds, facilities with a maturity of one year or less.	$ 2,648,189,000	€ 2,026,659,000		€ 925,971,000
Finansbank's EURO dual tranche term loan facility (signed on November 30, 2011)		211,900,000		210,600,000
Finansbank's USD dual tranche term loan facility (signed on November 30, 2011)	188,000,000		220,500,000
The weighted average interest rate of other borrowed funds.	8.52%	8.52%	2.61%	2.61%
Issuing of bank bonds with maturity of up to 1 year by Finansbank					1,000,000
Maturity of bonds issuing by Finansbank					1
Short Term Debt Instrument [Line Items]
Short Term Debt Issuance Date						September 14, 2012	[1]	September 21, 2012	[1]	November 29, 2012		November 29, 2012	[2]	November 15, 2012	[1]	December 13, 2012	[1]	December 27, 2012	[1]
Short Term Maturity Date						March 2013	[1]	March 2013	[1]	November 2013		November 2013	[2]	May 2013	[1]	June 2013	[1]	April 2013	[1]
Short Term Face Amount						400,000,000	[1]	500,000,000	[1]	211,900,000	[2]	188,000,000	[2]	750,000,000	[1]	650,000,000	[1]	600,000,000	[1]
Short Term Debt Own Held By Group						€ 15,300,000	[1]	€ 2,300,000	[1]	€ 0		€ 0	[2]	€ 12,400,000	[1]	€ 7,200,000	[1]	€ 1,500,000	[1]
Short Term Debt Interest Rate						Fixed rate of 10.00%	[1]	Fixed rate of 9.60%	[1]	Euribor plus 0.7%.		Libor plus 0.7%.	[2]	Fixed rate of 8.30%	[1]	Fixed rate of 7.95%	[1]	Fixed rate of 7.95%	[1]
Short Term Debt Frequency Of Payment						Single payment at maturity including capital amount	[1]	Single payment at maturity including capital amount	[1]	Quarterly		Quarterly	[2]	Single payment at maturity including capital amount	[1]	Single payment at maturity including capital amount	[1]	Single payment at maturity including capital amount	[1]
Short Term Debt Instrument Interest Rate Stated Percentage						10.00%	[1]	9.60%	[1]	0.70%		0.70%	[2]	8.30%	[1]	7.95%	[1]	7.95%	[1]
Short Term Debt Instance Currency						TL	[1]	TL	[1]	EUR		USD	[2]	TL	[1]	TL	[1]	TL	[1]

[1]	On January 20, 2011, Finansbank obtained the required permissions from legal authorities regarding the issuing of bank bonds with maturity of up to one year in the domestic market valued up to TL 1,000,000.
[2]	On November 29, 2012, Finansbank amended the dual tranche term loan facility signed on November 30, 2011, based on which the amounts of USD 220.5 million and EUR 210.6 million were amended to USD 188.0 million and EUR 211.9 million, respectively.

ACCOUNTS PAYABLE, ACCRUED EXPENSES AND OTHER LIABILITIES (Details) In Thousands, unless otherwise specified	Dec. 31, 2012 USD ($)	Dec. 31, 2012 EUR (€)	Dec. 31, 2011 EUR (€)
Accounts Payable Accrued Expenses And Other Liabilities Details [Abstract]
Accrued expenses and deferred income		€ 75,588	€ 96,689
Amounts due to re-insurers		16,289	23,820
Income and other taxes payable		145,395	153,236
Accounts payable		200,173	218,651
Payroll related accruals		90,429	57,365
Private equity: liabilities of investee entities		240,658	208,064
Unsettled transactions on debt securities		0	2,727
Accrued interest and commissions		262,860	420,999
Deferred tax liability		63,863	62,213
Amounts due to third-parties under collection agreements		112,544	82,205
Pension liability		387,921	224,743
Dividends payable		338	4,080
Amounts due to government agencies		198,748	180,043
European Re-development Fund		8,802	19,960
Liabilities relating to deposit administration funds (DAF)		198,034	198,040
Checks and credit card transactions under settlement		814,550	1,010,478
Other		419,981	585,023
Total	4,228,633	3,236,173	3,548,336
Accounts Payable Accrued Expenses And Other Liabilities Texual [Abstract]
Other liabilities		€ 3,727	€ 5,009

INSURANCE RESERVES (Details)	12 Months Ended
	Dec. 31, 2012 EUR (€)	Dec. 31, 2011 EUR (€)	Dec. 31, 2010 EUR (€)	Dec. 31, 2012 USD ($)
Income From Insurance Operations [Abstract]
Gross written premiums	€ 629,689,000	€ 776,301,000	€ 1,008,320,000
Cancellation commissions	3,409,000	3,140,000	2,790,000
Other insurance related income / (expense)	(144,000)	(2,161,000)	6,061,000
Total income from insurance operations	632,954,000	777,280,000	1,017,171,000
Income From Insurance Operations Textuals [Abstract]
Premiums assumed included in premiums earned	400,000	400,000	1,300,000
Premiums earned on long-duration life insurance contracts	86,600,000	124,800,000	172,000,000
Property and casualty reserves
Reserves for outstanding claims and claim adjustment expenses as at January 1,	749,796,000	735,476,000
Incurred claims and claim adjustment expenses:
Provision for insured events of the current year	169,693,000	245,894,000
Change in provision for insured events of prior years	(60,783,000)	16,079,000
Total incurred claims and claims adjustment expenses	108,910,000	261,973,000
Payments:
Claims and claim adjustment expenses attributable to insured events of the current year	(61,955,000)	(83,739,000)
Claims and claim adjustment expenses attributable to insured events of prior years	(104,297,000)	(118,257,000)
Total payments	(166,252,000)	(201,996,000)
Changes in unearned premium reserves	(54,453,000)	(45,657,000)
Reserves for outstanding claims and claim adjustment expenses as at December 31,	638,001,000	749,796,000	735,476,000
Life Insurance Reserves
Mathematical and other life insurance reserves at 1 January	2,011,045,000	1,795,868,000
Increase in reserves	222,779,000	618,976,000
Paid claims and other movements	(354,697,000)	(403,799,000)
Mathematical and other life insurance reserves at December 31,	1,879,127,000	2,011,045,000	1,795,868,000
Total insurance reserves	2,517,128,000	2,760,841,000		3,289,074,000
Property And Casualty Reserves Texual Details [Abstract]
The share of reinsurers in property and casualty insurance reserves amounted to	101,500,000	136,200,000,000
Short-duration life insurance contracts [Abstract]
Premiums written	225,443,000	226,629,000	248,887,000
Reinsurance ceded	(3,622,000)	(4,861,000)	(8,305,000)
Net written premiums	221,821,000	221,768,000	240,582,000
Premiums earned	232,817,000	203,929,000	249,901,000
Reinsurance ceded	(7,595,000)	(10,324,000)	(8,319,000)
Net earned premiums	225,222,000	193,605,000	241,582,000
Property and casualty insurance contracts
Direct premiums written	310,326,000	452,460,000	578,919,000
Reinsurance assumed	7,313,000	10,913,000	8,436,000
Reinsurance Ceded	(73,060,000)	(70,749,000)	(108,698,000)
Net premiums written	244,579,000	392,624,000	478,657,000
Direct Premiums Earned	372,333,000	512,988,000	581,142,000
Reinsurance assumed	3,657,000	3,136,000	6,921,000
Reinsurance Ceded	(70,170,000)	(80,602,000)	(108,071,000)
Net premiums earned	€ 305,820,000	€ 435,522,000	€ 479,992,000

LONG-TERM DEBT (Details) (EUR €) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Fixed Rate
Under 1 year	€ 81,155	€ 115,588
Between 1- 5 year	1,113,441	1,467,999
After 5 years	75,339	0
Total Senior Debt Fixed Rate	1,269,935	1,583,587
Variable Rate
Under 1 year	43,611	56,438
Between 1- 5 year	279,626	298,876
After 5 years	0	23,009
Total Senior Debt Variable Rate	323,237	378,323
Fixed Rate
Under 1 year	639	13,823
Between 1-5 year	25,938	470,694
After 5 years	0	0
Total Subordinated Debt Fixed Rate	26,577	484,517
Variable Rate
Under 1 year	27,382	5,265
Between 1- 5 year	40,994	141,774
After 5 years	0	0
Total Subordinated Debt Variable Rate	68,376	147,039
Fixed Rate
Under 1 year	23,817	51,611
Between 1- 5 year	99,987	49,389
After 5 years	20,964	39,318
Total Other Debt fixed Rate	144,768	140,318
Variable Rate
Under 1 year	11,067	29,608
Between 1- 5 year	221,123	172,500
After 5 years	51,407	1,479
Total Other Debt Variable Rate	283,597	203,587
Total long-term debt under 1 year	187,671	272,333
Total long-term debt between 1-5 year	1,781,109	2,601,232
Total long-term debt after 5 years	147,710	63,806
Total long-term debt	2,116,490	2,937,371
Long-term Senior Debt
Weighted Average Rate of Senior Fixed Rate Debt, maturing up until 2016 denominated in EUR		3.75%
Weighted Average Rate of Senior Fixed Rate Debt, maturing up until 2016 denominated in USD		5.62%
Weighted Average Rate of Senior Fixed Rate Debt, maturing up until 2024 denominated in EUR	3.75%
Weighted Average Rate of Senior Fixed Rate Debt, maturing up until 2017 denominated in USD	5.44%
Weighted Average Rate of Senior Fixed Rate Debt, maturing up until 2018 and denominated in BGN	5.00%
Total Senior Debt Fixed Rate	1,269,935	1,583,587
Weighted Average Rate of Senior Variable Rate Debt, maturing up until 2016 denominated in EUR	1.62%	2.42%
Weighted Average Rate of Senior Variable Rate Debt, maturing up until 2012 denominated in USD		2.06%
Weighted Average Rate of Senior Variable Rate Debt, maturing up until 2018 denominated in BGN		5.00%
Total Senior Debt Variable Rate	323,237	378,323
Carrying amount of Senior Fixed Rate Debt, maturing up until 2016 and denominated in EUR		1,139,485
Carrying amount of Senior Fixed Rate Debt, maturing up until 2016 and denominated in USD		444,102
Carrying amount of Senior Fixed Rate Debt, maturing up until 2024 and denominated in EUR	660,066
Carrying amount of Senior Fixed Rate Debt, maturing up until 2017 and denominated in USD	586,762
Carrying amount of Senior Fixed Rate Debt, maturing up until 2018 and denominated in BGN	23,107
Carrying amount of Senior Variable Rate Debt, maturing up until 2016 and denominated in EUR	323,237	335,944
Carrying amount of Senior Variable Rate Debt, maturing up until 2012 and denominated in USD		19,134
Carrying amount of Senior Variable Rate Debt, maturing up until 2018 and denominated in BGN		23,245
Long-term Subordinated Debt
Weighted Average Rate of Subordinated Fixed Rate Debt, redeemable on or after Aug. 2015 and denominated in EUR	7.00%	7.00%
Weighted Average Rate of Subordinated Fixed Rate Debt, redeemable on or after Nov. 2016 and denominated in GBP	6.29%	6.29%
Weighted Average Rate of Subordinated Variable Rate Debt, redeemable on or after July 2013 and denominated in EUR	1.98%	3.33%
Weighted Average Rate of Subordinated Variable Rate Debt, redeemable on or after Nov. 2014 and denominated in EUR	1.91%	2.60%
Weighted Average Rate of Subordinated Variable Rate Debt, redeemable on or after Feb. 2015 and denominated in EUR	4.59%	5.91%
Weighted Average Rate of Subordinated Variable Rate Debt, redeemable on or after Nov. 2014 and denominated in USD	1.89%	2.30%
Carrying amount of Subordinated Fixed Rate Debt, redeemable on or after Aug. 2015 and denominated in EUR	18,974	443,292
Carrying amount of Subordinated Fixed Rate Debt, redeemable on or after Nov. 2016 and denominated in GBP	7,603	41,225
Total Subordinated Debt Fixed Rate	26,577	484,517
Carrying amount of Subordinated Variable Rate Debt, redeemable on or after July 2013 and denominated in EUR	25,746	50,756
Carrying amount of Subordinated Variable Rate Debt, redeemable on or after Nov. 2014 and denominated in EUR	14,390	27,070
Carrying amount of Subordinated Variable Rate Debt, redeemable on or after Feb. 2015 and denominated in EUR	15,953	31,548
Carrying amount of Subordinated Variable Rate Debt, redeemable on or after Nov. 2014 and denominated in USD	12,287	37,665
Total Subordinated Debt Variable Rate	€ 68,376	€ 147,039

LONG-TERM DEBT (Details 2)	Dec. 31, 2012 USD ($)	Dec. 31, 2012 EUR (€)	Dec. 31, 2012 GBP (£)	May 24, 2012 EUR (€)	Dec. 31, 2011 USD ($)	Dec. 31, 2011 EUR (€)	Dec. 31, 2011 GBP (£)	Dec. 31, 2012 Fixed Rate Notes Nbg Funding Ltd [Member] GBP (£)		Dec. 31, 2012 Subordinated Fixed Rate Notes Nbg Finance Plc I [Member] EUR (€)	Dec. 31, 2012 Variable Rate Notes Nbg Funding Ltd I [Member] EUR (€)		Dec. 31, 2012 Variable Rate Notes Nbg Funding Ltd Ii [Member] EUR (€)		Dec. 31, 2012 Variable Rate Notes Nbg Funding Ltd Iii [Member] USD ($)		Dec. 31, 2012 Variable Rate Notes Nbg Funding Ltd Iv [Member] EUR (€)		Dec. 31, 2012 Fixed Corporate Bonds Finansbank I [Member] USD ($)	Dec. 31, 2012 Fixed Covered Bonds Nbg [Member] EUR (€)		Dec. 31, 2012 Fixed Rate Notes Finansbank I [Member] USD ($)	Dec. 31, 2012 Fixed Rate Loans Finansbank I [Member] TRY	Dec. 31, 2012 Variable Corporate Bonds Finansbank [Member] USD ($)		Dec. 31, 2012 Fixed Rate Notes Finansbank Ii [Member] USD ($)	Dec. 31, 2012 Fixed Rate Notes Nbg I [Member] EUR (€)		Dec. 31, 2012 Fixed Rate Loans Finansbank Ii [Member] TRY	Dec. 31, 2012 Fixed Rate Loans Finansbank Iii [Member] TRY	Dec. 31, 2012 Fixed Rate Loans Finansbank Iv [Member] TRY	Dec. 31, 2012 Fixed Rate Loans Nbg Finance Plc I [Member] EUR (€)		Dec. 31, 2012 Variable Rate Notes Nbg I [Member] EUR (€)		Dec. 31, 2012 Variable Rate Notes Finansbank I [Member] EUR (€)	Dec. 31, 2012 Variable Rate Notes Finansbank Ii [Member] USD ($)	Dec. 31, 2012 Financings Under The Hellenic Republic Bank Support Plan Nbg [Member] EUR (€)
Outstanding Senior Debt [Line Items]
Issue date																			March 24, 2006	October 7, 2009		May 11, 2011	November 2, 2011	March 15, 2005		November 1, 2012	December 20, 2012		November 30, 2011	May 11, 2012	June 11, 2012	September 21, 2010		September 1, 2009		December 20, 2012	December 20, 2012	February 24, 2012
Maturity date																			March 2013	October 2016		May 2016				November 2017	December 2024							September 2016		November 2024	November 2017
Interest rate																			Fixed interest rate of 6.5%	Fixed coupon rate of 3.875%		Fixed interest rate of 5.5%				Fixed interest rate of 5.15%	Fixed interest rate of 2.535%							Three-month Euribor plus 0.576%		EURIBOR plus 3.6%.	LIBOR plus 3.4%
Interest payment period																			Semi-annually	Annually		Semi-annually				Semi-annually	Quarterly							Quarterly		Quarterly	Quarterly
Redemption date																							April 27, 2012						May 25, 2012	November 5, 2012	December 4, 2012	February 22, 2012
Nominal amount				€ 3,000,000,000															$ 110,000,000	€ 846,200,000	[1]	$ 500,000,000	150,000,000	$ 500,000,000	[2]	$ 350,000,000	€ 60,000,000	[3]	200,000,000	400,000,000	700,000,000	€ 80,000,000		€ 250,000,000	[3]	€ 50,000,000	$ 75,000,000	€ 3,000,000,000	[4]
Repurchased date																								February 15, 2012														May 24, 2012
Own held by the group (nominal amount in million)																			39,000,000			133,300,000				13,800,000
Currency																			USD	EUR		USD	TL	USD		USD	EUR		TL	TL	TL	EUR	[5]	EUR		EUR	USD	EUR
Interest Percentage																			6.50%	3.88%		5.50%				5.15%	2.54%							0.58%		3.60%	3.40%
Outstanding Senior Debt Fixed Parentheticals [Abstract]
Carrying amount		600,100,000				1,059,300,000
Amortized cost		849,200,000				1,497,800,000
Net gains resulting from changes in fair value		0				103,300,000
Fair value gains attributable to changes in instrument specific credit risk		3,000,000				190,300,000
Repurchase and cancellation of covered bonds		653,800,000			31,300,000
Outstanding Senior Debt Variable Parentheticals [Abstract]
Purchases of securities with nominal value	47,500,000	117,300,000	39,200,000
Outstanding Subordinated Debt [Line Items]
Issue date								November 8, 2006	[6],[7],[8]	August 3, 2010	July 11, 2003	[6],[7],[8]	November 3, 2004	[6],[7],[8]	November 3, 2004	[6],[7],[8]	February 16, 2005	[6],[7],[8]
Maturity date								November 2037	[6],[7],[8]	August 2020 (Early redemption 2015)	July 2034	[6],[7],[8]	November 2035	[6],[7],[8]	November 2035	[6],[7],[8]	February 2036	[6],[7],[8]
Interest rate								6.2889% fixed per annum until November 8, 2016 and thereafter floating of three month Libor plus 2.08%	[6],[7],[8]	7.0% for the first five years and 9.5% thereafter.	Three-month Euribor plus 175 bps until July 11, 2013 and three-month Euribor plus 275 bps thereafter	[6],[7],[8]	The 10-year EUR CMS mid swap rate plus 12.5 bps reset every six months and capped at 8%	[6],[7],[8]	The 10 year EUR CMS mid swap rate plus 12.5 bps reset every six months and capped at 8.5%	[6],[7],[8]	The difference of the 10-year EUR CMS mid swap rate minus the two-year mid swap rate multiplied by four subject to a minimum rate of 3.25% and capped at 10%	[6],[7],[8]
Interest payment period								Annually up to November 8, 2016	[6],[7],[8]	Annually	Quarterly	[6],[7],[8]	Semi annually	[6],[7],[8]	Semi annually	[6],[7],[8]	Annually	[6],[7],[8]
Nominal amount								375,000,000	[6],[7],[8]	450,000,000	350,000,000	[6],[7],[8]	350,000,000	[6],[7],[8]	180,000,000	[6],[7],[8]	230,000,000	[6],[7],[8]
Own held by group (nominal amount)									[6],[7],[8]	431,600,000		[3],[7],[8]		[3],[7],[8]		[3],[7],[8]		[3],[7],[8]
Currency								GBP	[6],[7],[8]	EUR	EUR	[6],[7],[8]	EUR	[6],[7],[8]	USD	[6],[7],[8]	EUR	[6],[7],[8]
Outstanding Subordinated Debt Parentheticals [Abstract]
Additional nominal amount purchased in EUR		3,700,000				19,000,000
Additional nominal amount purchased in USD	100,000				1,900,000
Additional nominal amount purchased in GBP			7,900,000				11,100,000
Summary Of Outstanding Other Debt [Abstract]
Other Fixed debt in EUR		81,374,000
Other Fixed debt in TL		3,872,000
Other Fixed debt in USD		43,560,000
Other Floating debt in EUR		118,858,000
Other Floating debt in USD		83,156,000
Fixed rate borrowings		128,806,000
Floating rate borrowings		€ 202,014,000

[1]	Includes fixed rate covered bonds issued by the Bank, which are described in Note 13 and has been designated as financial liability at fair value through profit or loss. On August 1, 2012, the Bank proceeded with cancellation of the repurchase of covered bonds of EUR 653.8 million. During 2012, net gains of NIL (2011: net gains of EUR 103.3 million) resulting from changes in the fair value of these notes were recorded in Net trading loss. Fair value gains of EUR 3.0 million were attributable to changes in instrument specific credit risk (2011: EUR 190.3 million), measured based on changes in the Bank’s own credit spread. Interest expense is not recognized separately from fair value changes. The carrying amount and amortized cost of these securities as at December 31, 2012 were EUR 600.1 million and EUR 849.2 million respectively (2011: EUR 1,059.3 million and EUR 1,497.8 million, respectively).
[2]	The outstanding amount of Series 2005-A as of December 31, 2011 was USD 31.3 million.
[3]	Loan agreement with European Investment Bank and the main purpose of this facility is the financing of small and medium-sized enterprises.
[4]	These Notes were held by the Bank and therefore, were not presented as liabilities on the Group’s Balance Sheet (see Note 17).
[5]	The proceeds of the Notes issued by NBG Finance Plc were ultimately lent to the Bank.
[6]	The proceeds of the instruments issued by NBG Funding Ltd have been lent to NBG Finance Plc, NBG Finance (Dollar) Plc and NBG Finance (Sterling) Plc through Eurobond issues and ultimately lent to the Bank under loan agreements with the same terms as each one of the instruments referred to above but with a 31-year maturity.
[7]	Within 2011, the Bank proceeded in the purchase of an additional portion of the outstanding preferred securities of an aggregate nominal amount of EUR 19.0 million of series A, B and D, GBP 11.1 million of series E and USD 1.9 million of series C. On January 3, 2012, the Bank announced a voluntary tender offer (the “Offer”) for the acquisition of any and all of the five series of the preferred securities issued by the Bank’s subsidiary, NBG Funding Ltd. Based upon the aggregate nominal amounts of the securities validly tendered for purchase pursuant to the Offer, the Bank accepted for purchase securities in EUR with nominal value of EUR 117.3 million, securities in USD with nominal value of USD 47.5 million and securities in GBP with nominal value of GBP 39.2 million. The settlement date for the purchase by the Bank of the above securities was the January 19, 2012 and the purchase was funded by existing liquidity reserves of the Bank.
[8]	Subsequent to the Offer, the Bank proceeded in the purchase of an additional portion of the outstanding preferred securities of an aggregate nominal amount of EUR 3.7 million of series A, B and D, GBP 7.9 million of series E and USD 0.1 million of series C

LONG-TERM DEBT (Details 3) (EUR €)	Dec. 31, 2012
Corporate Bonds
Nominal amount	€ 14,798,300,000

COMMITMENTS AND CONTINGENCIES (Details) (EUR €)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2009	Dec. 31, 2008
Commitments to extend credit*:
Commercial and personal		€ 14,483,760,000	[1]	€ 14,584,516,000	[1]
Residential real estate		33,831,000	[1]	94,602,000	[1]
Commercial letters of credit		594,392,000	[1]	589,924,000	[1]
Standby letters of credit and financial guarantees written		5,586,816,000	[1]	5,970,422,000	[1]
Commitments And Contingencies Footnote [Abstract]
Group commitments to extend credit, which cannot be cancelled without certain conditions being met at any time and without notice, or for which automatic cancellation due to credit deterioration of the borrower is not allowed		25,000,000		1,685,700,000
Legal Contingencies [Abstract]
Cases under litigation that the Group has provided for		79,800,000		85,400,000
Voluntary Retirement Schemes [Abstract]
Total expense recognized under Voluntary Retirement Schemes	5,300,000			46,700,000		24,600,000	16,800,000
Total number of employees participated under Voluntary Retirement Schemes	237
Staff Leaving Indemnity Contingencies [Abstract]
Staff Leaving Indemnity Contingencies Other Noninterest Expense				€ 169,900,000

[1]	Commitments to extend credit at December 31, 2011 and 2012 include amounts of EUR 1,685.7 million and EUR 25.0 million respectively, which cannot be cancelled without certain conditions being met at any time and without notice, or for which automatic cancellation due to credit deterioration of the borrower is not allowed. Such commitments are used in the Risk Weighted Assets calculation for capital adequacy purposes under regulatory rules currently in force.

OTHER FEES AND COMMISSIONS (Details) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012 USD ($)	Dec. 31, 2012 EUR (€)	Dec. 31, 2011 EUR (€)	Dec. 31, 2010 EUR (€)
Fees And Commissions Details [Abstract]
Custody, brokerage & investment banking		€ 66,184	€ 61,903	€ 79,953
Retail lending fees		38,968	41,446	50,410
Corporate lending fees		135,982	136,546	149,364
Banking fees & similar charges		199,317	171,221	164,947
Fund management fees		15,350	24,305	31,018
Total	$ 595,585	€ 455,801	€ 435,421	€ 475,692

NET TRADING LOSS (Details) (EUR €) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Net Trading Profit Loss Details [Abstract]
Gains included in net trading loss from the re-purchase by the Group of debt securities issued by the Group.	€ 8,688	€ 7,651	€ 10,855

OTHER NON-INTEREST INCOME (Details) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012 USD ($)	Dec. 31, 2012 EUR (€)	Dec. 31, 2011 EUR (€)	Dec. 31, 2010 EUR (€)
Other Noninterest Income Details [Abstract]
Income from insurance operations		€ 632,955	€ 777,280	€ 1,017,172
Gain on disposal of subsidiaries		158,429	0	522
Gain on disposal of premises		503	12,744	2,643
Hotel revenues		27,308	31,274	33,986
Other		98,117	41,067	106,930
Total	$ 1,198,631	€ 917,312	€ 862,365	€ 1,161,253

OTHER NON-INTEREST EXPENSE (Details) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012 USD ($)	Dec. 31, 2012 EUR (€)	Dec. 31, 2011 EUR (€)	Dec. 31, 2010 EUR (€)
Insurance Claims Reserves Movement [Abstract]
Reinsurance premiums ceded		€ 76,564	€ 75,499	€ 117,003
Insurance benefits and claims incurred		525,168	600,701	625,970
Reinsurance recoveries		4,395	(49,569)	(70,547)
Net insurance claims and benefits incurred		529,563	551,132	555,423
Movement in mathematical and other reserves		(238,732)	226,875	103,443
Share of reinsurers		1,687	16,698	3,258
Net movement in mathematical and other reserves		(237,045)	243,573	106,701
Commission expense		77,235	107,492	120,401
Other insurance related expenses		23,548	36,183	42,061
Total		469,865	1,013,879	941,589
Other Noninterest Expense Details [Abstract]
Insurance claims, reserves movement, commissions and reinsurance premium ceded		469,865	1,013,879	941,589
Credit card costs		47,960	31,868	30,067
Hotel running costs		30,650	35,128	37,125
Broker costs		3,450	4,623	6,996
Rental expense		122,818	119,226	120,386
Taxes and duties other than income tax		95,597	94,201	97,835
Promotion and advertising		66,867	56,946	78,502
Third party fees		123,592	135,216	139,599
Commissions on issues of Hellenic Republic Bank Support Plan - Pillar II		210,909	159,109	46,012
Other		423,719	583,044	359,717
Total	$ 2,084,708	€ 1,595,427	€ 2,233,240	€ 1,857,828

INCOME TAX EXPENSE (Details)	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013 EUR (€)	Dec. 31, 2012 USD ($)	Dec. 31, 2012 EUR (€)	Dec. 31, 2011 EUR (€)	Dec. 31, 2010 EUR (€)	Dec. 31, 2009 EUR (€)	Dec. 31, 2012 National Bank Of Greece S.A	Dec. 31, 2012 NBG London Branch (United Kingdom)	Dec. 31, 2012 Finansbank A.S. (Turkey)	Dec. 31, 2012 United Bulgarian Bank A.D. Sofia (Bulgaria)	Dec. 31, 2012 Vojvodjanska Banka A.D. Novi Sad (Serbia)	Dec. 31, 2012 Banca Romaneasca S.A. (Romania)	Dec. 31, 2012 NBG Securities S.A. (Greece)	Dec. 31, 2012 NBG Asset Management Mutual Funds S.A. (Greece)	Dec. 31, 2012 Ethniki Leasing S.A. (Greece)	Dec. 31, 2012 Expiration Date 2013 [Member] EUR (€)	Dec. 31, 2012 Expiration Date 2014 [Member] EUR (€)	Dec. 31, 2012 Expiration Date 2015 [Member] EUR (€)	Dec. 31, 2012 Expiration Date 2016 [Member] EUR (€)	Dec. 31, 2012 Expiration Date 2017 [Member] EUR (€)	Dec. 31, 2012 Expiration Date 2018 [Member] EUR (€)	Dec. 31, 2012 Expiration Date 2019 [Member] EUR (€)	Dec. 31, 2012 Unlimited [Member] EUR (€)
The Significant Components Of The Income Tax Expense
Current tax expense domestic				€ (33,632,000)	€ (46,297,000)	€ (110,967,000)
Current tax expense foreign				(171,603,000)	(107,342,000)	(149,212,000)
Deferred tax (expense)/benefit domestic				(19,105,000)	(307,995,000)	182,121,000
Deferred tax (expense)/benefit foreign				55,201,000	2,289,000	35,747,000
Total income tax (expense) / benefit			(221,010,000)	(169,139,000)	(459,345,000)	(42,311,000)
The Differences Between The Statutory Income Tax Rates And The Effective Tax Rates
Income tax calculated based on statutory income tax rate of 20% (2010: 24% and 2011: 20%)				(469,770,000)	(2,809,627,000)	(63,766,000)
Effect of tax exempt income				(58,460,000)	(18,132,000)	(35,029,000)
Effect of different tax rates in other countries				(21,119,000)	10,535,000	(60,839,000)
Non deductible expenses				50,376,000	120,968,000	52,769,000
Statutory revaluation of fixed assets				(9,569,000)	0	0
Effect of change in income tax rate				0	9,851,000	43,987,000
Non-offsettable income taxes with current year income taxes				14,262,000	12,740,000	14,059,000
Income tax audit settlement				5,894,000	8,223,000	2,494,000
Other				(724,000)	9,174,000	9,535,000
Income tax expense / (benefit) before additional income taxes				169,139,000	459,345,000	(36,790,000)
Additional income tax under Greek tax laws 3808/2009 and 3845/2010				0	0	26,126,000
Non-offsettable income taxes in accordance with Law 3842/2010				0	0	52,975,000
Income tax expense / (benefit) after additional income taxes				169,139,000	459,345,000	42,311,000
Valuation allowance for deferred tax assets				658,249,000	3,115,613,000	0
Deferred Tax Assets:
Allowance for loan losses				813,060,000	477,575,000
Mark to market valuation of securities and derivatives				597,125,000	1,109,601,000
Pension and other post retirement benefits				87,739,000	53,519,000
Insurance reserves				84,298,000	93,940,000
Revaluation of land and buildings				150,419,000	137,640,000
Intangibles recognised upon acquisition and other assets				53,000	192,000
Tax loss carried forward				369,996,000	210,461,000
Other				187,903,000	98,340,000
Gross deferred tax assets				4,125,512,000	3,504,909,000
Deferred tax assets / liabilities for netting				(167,420,000)	(130,204,000)
Net deferred tax assets				3,958,092,000	3,374,705,000
Valuation allowance for deferred tax assets				(3,788,201,000)	(3,115,613,000)
PSI tax losses				1,834,919,000	1,323,641,000
Deferred Tax Liabilities:
Allowance for loan losses				(35,576,000)	(22,455,000)
Mark to market valuation of securities and derivatives				(47,518,000)	(31,477,000)
Pension and other post retirement benefits				(783,000)	0
Revaluation of land and buildings				(1,103,000)	(1,358,000)
Intangibles recognised upon acquisition and other assets				(37,224,000)	(37,644,000)
Tax free reserves				(92,003,000)	(92,556,000)
Other				(17,076,000)	(6,927,000)
Gross deferred tax liablities				(231,283,000)	(192,417,000)
Deferred tax liabilities / assets for netting				167,420,000	130,204,000
Net deferred tax liabilities				(63,863,000)	(62,213,000)
Deferred Tax Assets Operating Loss Carryforwards Subject To Expiration [Line Items]
Deferred tax asset				1,918,496,000													12,846,000	97,035,000	765,279,000	22,190,000	921,688,000	37,392,000	54,494,000	7,572,000
Reconciliation of the Change in Unrecognized Tax Benefits
Balance, at beginning of year		9,787,000		10,891,000	10,763,000	18,873,000
Reductions related to positions taken during prior years				(1,239,000)	0	(32,000)
Additions related to positions taken during the current year				135,000	344,000	3,500,000
Settlements				0	(185,000)	(11,606,000)
Effect of foreign exchange differences				0	(31,000)	28,000
Balance, at end of year				9,787,000	10,891,000	10,763,000	18,873,000
Income Tax Disclosure Textual Details [Abstract]
Operating Loss Carryforwards					1,392,034,000
Existing law / New law	10.00%	26.00%	20.00%	20.00%	20.00%	24.00%
Income Tax Reconciliation Change In Deferred Tax Assets Valuation Allowance				0	9,900,000	44,000,000
Profit distribution withholding tax			25.00%	25.00%
Withholding tax on bond interest income not refunded						53,000,000
Special tax levy / non-recurring tax						26,100,000
Profit limitation for additional tax							100,000
Interest				23,000	11,000	50,000
Cumulative interest				91,000	68,000	57,000
Settlement of open tax years						185,000
Realization Of Deferred Tax Assets				169,891,000	259,092,000
Group Dta				369,996,000
Tax Losses Carry Forward				€ 1,918,496,000
Nominal corporation tax rate reduction			20.00%	20.00%
Open Tax Years of Major Companies of Group [Line Items]
Open Tax Years Of Major Companies Of Group			2010-2012	2010-2012				2009-2012	2011-2012	2007-2008 & 2010-2012	2010-2012	2005-2012	2007-2012	2009-2012	2009-2012	2010-2012

RELATED PARTY TRANSACTIONS (Details) (EUR €)	Dec. 31, 2012	Dec. 31, 2011
Related Party Transaction Due From To Related Party Textual Details [Abstract]
Loans to related parties	€ 20,300,000	€ 26,200,000
Deposits to related parties	7,300,000	10,900,000
Receivables from affiliates	8,000,000	7,800,000
Payables to affiliates	561,300,000	776,200,000
Letters of guarantee to affiliates	17,800,000	14,900,000
Income from affiliates	20,000,000	4,600,000
Expense to affiliates	41,500,000	28,700,000
Receivables from the employee benefits related funds	501,300,000	413,700,000
Payables to the employee benefits related funds	111,500,000	116,000,000
Loans with reduced interest rates	5,600,000	10,400,000
Reduced Fixed Interst Rate For Employees Mortgage loans	2.80%
One off payment to the HFSF	115,600,000
Contribution by HFSF of EFSF bonds	€ 9,756,000,000

PAID-IN CAPITAL (Details) (EUR €)	0 Months Ended	1 Months Ended
	Sep. 10, 2010	May 31, 2009	Dec. 31, 2012	Dec. 31, 2011	Dec. 30, 2011	Nov. 26, 2010	Feb. 18, 2010	May 21, 2009	May 15, 2008
Paid In Capital Textual Details [Abstract]
Bank's Share Capital Increase		€ 350,000,000
Nominal Value of Bank's repurchase of Law 3723/2008 preferred shares.						350,000,000
The amount, as at the time of the assignment, of the right to issue bonds convertible to shares.							1,696,300,000
Issuance of preferred stock - Par value per share					€ 5			€ 5
Common Stock Par Or Stated Value Per Share	€ 5		€ 5	€ 5
Subscription price of new ordinary shares.	€ 5.2
Par value of convertible bonds to ordinary shares.	€ 5
Subscription price of convertible bonds to ordinary shares.	€ 5.2
Basis over the issue price of each preference share for calculation of the right to receive payment of a fixed return.			10.00%
Preferred shares coupon rate increase per annum if not redeemed after five years following their issuance.			2.00%
Maximum percentage of a paid-up shared capital for share caital increase purposes							50.00%		50.00%
Shares Issued through a Right Issue	121,408,315
Issuance of common stock from convertion of convertible bonds	227,640,590
The total capital raised from the increase of the Bank's ordinary share capital.	631,323,000
The total capital credited to common stock.	607,041,000
The total capital credited to additional paid-in capital.	24,282,000
Proceeds From Issuance Of Common Stock From Convertible Bonds	1,183,731,000
Additional paid in capital common stock from convertible bonds	45,528,000
The total capital credited to common stock from the increase of the Bank's ordinary share capital through offering of convertible bonds for ordinary shares.	€ 1,138,203,000
Share Capital Increase covered through the transfer to the Bank of an equal market value Greek government bond with a coupon rate of 6-month Euribor plus 130 basis points.								130
Issue Of Redeemable Preference Shares					200,000,000	70,000,000		70,000,000

REDEEMABLE NON-CONTROLLING INTEREST (Details)	Dec. 31, 2012 EUR (€)	Dec. 31, 2011 EUR (€)	Aug. 31, 2010	Apr. 30, 2007 USD ($)
Redeemable Non Controlling Interest Details [Abstract]
Fair value of the arrangement with IFC regarding 5% of Finansbank ordinary shares	€ 256,700,000	€ 257,400,000
Consideration for the disposal of 5% of Finansbank ordinary shares to IFC				$ 259,200,000
Percentage Of disposal of Finansbank ordinary shares to IFC				5.00%
Percentage Of Banca Romaneasca's Ordinary Shares Subject To Put Call Arrangements	10.20%
Put Call Agreement For Stopanska Bankas Share Capital			10.80%

EARNINGS PER SHARE (Details) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012 USD ($)	Dec. 31, 2012 EUR (€)	Dec. 31, 2011 EUR (€)	Dec. 31, 2010 EUR (€)
Earnings Per Share Details [Abstract]
Net loss attributable to NBG shareholders	$ (3,315,682)	€ (2,537,491)	€ (14,539,668)	€ (354,772)
Dividends to preference shares		0	0	(71,558)
Net loss attributable to ordinary shareholders		€ (2,537,491)	€ (14,539,668)	€ (426,330)
Weighted average ordinary shares outstanding for basic earnings per share	955,909,298	955,909,298	955,341,356	762,275,390
Adjusted weighted average ordinary shares outstanding for dilutive earnings per share	955,909,298	955,909,298	955,341,356	762,275,390
Basic earnings / (losses) per share	$ (3.46)	€ (2.65)	€ (15.22)	€ (0.56)
Diluted earnings / (losses) per share	$ (3.46)	€ (2.65)	€ (15.22)	€ (0.56)
Adjustment factor to reflect the additional shares relating to the stock dividend and the effect of the bonus element in the share capital increase in 2010				1.1769

REGULATORY MATTERS (Details) (EUR €)	Dec. 31, 2012	Dec. 21, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 EU000A1G0AL3	Dec. 31, 2012 EU000A1G0AM1	Dec. 31, 2012 EU000A1G0AN9	Dec. 31, 2012 EU000A1G0AP4	Dec. 31, 2012 EU000A1G0AQ2	Dec. 31, 2012 EU000A1G0A57	Dec. 31, 2012 EU000A1G0A65	Dec. 31, 2012 EU000A1G0A73
Terms Of Efsf Bonds [Line Items]
ISSUER					EFSF	EFSF	EFSF	EFSF	EFSF	EFSF	EFSF	EFSF
Currency					EUR	EUR	EUR	EUR	EUR	EUR	EUR	EUR
Coupon					Euribor + 46 bps	Euribor + 57 bps	Euribor + 64 bps	Euribor + 71 bps	Euribor + 77 bps	Euribor + 34 bps	Euribor + 35 bps	Euribor + 36 bps
Frequency					Semi-Annually	Semi-Annually	Semi-Annually	Semi-Annually	Semi-Annually	Semi-Annually	Semi-Annually	Semi-Annually
Notional amount					€ 1,486,000,000	€ 1,486,000,000	€ 1,486,000,000	€ 1,486,000,000	€ 1,486,000,000	€ 726,875,000	€ 726,875,000	€ 872,250,000
Maturity					19/4/2018	19/4/2019	19/4/2020	19/4/2021	19/4/2022	19/12/2022	19/12/2023	19/12/2024
Total Notional Amount	9,756,000,000
Regulatory Matters Texual Details [Abstract]
Minimum amounts and ratios determined on a risk weighted basis	8.00%
Total Capital Ratios For Group	9.00%
EFSF bonds obtained as an advance from HFSF	7,430,000,000
HFSF contribution additional advance from EFSF		2,326,000,000
Contribution by HFSF of EFSF bonds	9,756,000,000
Capital
Total Capital (to Risk-Weighted Assets)	5,162,000		5,140,000	5,456,000
Tier 1 Capital (to Risk-Weighted Assets)	3,226,000		3,212,000	3,410,000
Tier 1 Capital	5,464,000		(2,367,000)	8,959,000
Total Capital	€ 5,819,000		€ (1,664,000)	€ 9,311,000
Ratios
Tier I	8.50%		(3.70%)	13.10%
Total	9.00%		(2.60%)	13.70%
Capital Required For Capital Adequacy To Risk Weighted Assets	8.00%		8.00%	8.00%
Tier One Risk Based Capital Required For Capital Adequacy To Risk Weighted Assets	5.00%		5.00%	5.00%

FAIR VALUE OF FINANCIAL INSTRUMENTS (Details) In Thousands, unless otherwise specified	Dec. 31, 2012 USD ($)	Dec. 31, 2012 EUR (€)	Dec. 31, 2011 EUR (€)	Dec. 31, 2012 Long Term Debt [Member] Price Based EUR (€)	Dec. 31, 2012 Long Term Debt [Member] Price Based High	Dec. 31, 2012 Long Term Debt [Member] Price Based Low	Dec. 31, 2012 Other assets Price Based EUR (€)	Dec. 31, 2012 Other assets Price Based High	Dec. 31, 2012 Other assets Price Based Low	Dec. 31, 2012 Interest Rate Contract Member Discounted Cash Flows High	Dec. 31, 2012 Interest Rate Contract Member Discounted Cash Flows Low	Dec. 31, 2012 Interest Rate Contract Member Discounted Cash Flows FX Correlation EUR (€)	Dec. 31, 2012 Interest Rate Contract Member Discounted Cash Flows Constant Maturity Swap correlation between different tenors EUR (€)	Dec. 31, 2012 Interest Rate Contract Member Discounted Cash Flows Constant Maturity Swap correlation between different tenors and currencies (quanto) EUR (€)	Dec. 31, 2012 Other Derivatives Market Standard Black Scholes Model High	Dec. 31, 2012 Other Derivatives Market Standard Black Scholes Model Low	Dec. 31, 2012 Other Derivatives Market Standard Black Scholes Model FX Pair Correlation EUR (€)	Dec. 31, 2012 Other Derivatives Market Standard Black Scholes Model Index volatility EUR (€)	Dec. 31, 2012 Other Derivatives Discounted Cash Flows - Internal Model (for CVA/DVA) High	Dec. 31, 2012 Other Derivatives Discounted Cash Flows - Internal Model (for CVA/DVA) Low	Dec. 31, 2012 Other Derivatives Discounted Cash Flows - Internal Model (for CVA/DVA) Credit Spread EUR (€)	Dec. 31, 2012 Credit Derivative Internal Model EUR (€)	Dec. 31, 2012 Credit Derivative Internal Model High	Dec. 31, 2012 Credit Derivative Internal Model Low	Dec. 31, 2012 Trading debt securities issued by foreign financial institutions Price Based EUR (€)	Dec. 31, 2012 Trading debt securities issued by foreign financial institutions Price Based High	Dec. 31, 2012 Trading debt securities issued by foreign financial institutions Price Based Low	Dec. 31, 2012 Other Trading debt securities Price Based EUR (€)	Dec. 31, 2012 Other Trading debt securities Price Based High	Dec. 31, 2012 Other Trading debt securities Price Based Low	Dec. 31, 2012 Available for sale Greek Government bonds Discounted Cash Flows EUR (€)	Dec. 31, 2012 Available for sale Greek Government bonds Discounted Cash Flows High	Dec. 31, 2012 Available for sale Greek Government bonds Discounted Cash Flows Low	Dec. 31, 2012 Available for sale Corporate debt securities issued by companies incorporated in Greece Price Based EUR (€)	Dec. 31, 2012 Available for sale Corporate debt securities issued by companies incorporated in Greece Price Based High	Dec. 31, 2012 Available for sale Corporate debt securities issued by companies incorporated in Greece Price Based Low	Dec. 31, 2012 Available For Sale Corporate Debt Securities Issued By Companies Incorporated Outside Greece [Member] Price Based EUR (€)	Dec. 31, 2012 Available For Sale Corporate Debt Securities Issued By Companies Incorporated Outside Greece [Member] Price Based High	Dec. 31, 2012 Available For Sale Corporate Debt Securities Issued By Companies Incorporated Outside Greece [Member] Price Based Low	Dec. 31, 2012 Available For Sale Corporate Debt Securities Issued By Companies Incorporated Outside Greece [Member] Discounted Cash Flows EUR (€)	Dec. 31, 2012 Available For Sale Corporate Debt Securities Issued By Companies Incorporated Outside Greece [Member] Discounted Cash Flows High	Dec. 31, 2012 Available For Sale Corporate Debt Securities Issued By Companies Incorporated Outside Greece [Member] Discounted Cash Flows Low	Dec. 31, 2012 Trading Account Assets Member EUR (€)	Dec. 31, 2011 Trading Account Assets Member EUR (€)	Dec. 31, 2012 Trading Level 3 Greek Governments Debt Securities [Member] EUR (€)	Dec. 31, 2011 Trading Level 3 Greek Governments Debt Securities [Member] EUR (€)	Dec. 31, 2012 Trading Level 3 Greek Financial Institutions Debt Securities [Member] EUR (€)	Dec. 31, 2011 Trading Level 3 Greek Financial Institutions Debt Securities [Member] EUR (€)	Dec. 31, 2012 Trading Level 3 Foreign Financial Institutions Debt Securities [Member] EUR (€)	Dec. 31, 2011 Trading Level 3 Foreign Financial Institutions Debt Securities [Member] EUR (€)	Dec. 31, 2012 Derivatives Net Level 3 [Member] EUR (€)	Dec. 31, 2011 Derivatives Net Level 3 [Member] EUR (€)	Dec. 31, 2012 Afs Level 3 [Member] EUR (€)	Dec. 31, 2011 Afs Level 3 [Member] EUR (€)	Dec. 31, 2012 Afs Level 3 Greek Governments Debt Securities [Member] EUR (€)	Dec. 31, 2011 Afs Level 3 Greek Governments Debt Securities [Member] EUR (€)	Dec. 31, 2012 Afs Level 3 Domestic Corporate Debt Securities [Member] EUR (€)	Dec. 31, 2011 Afs Level 3 Domestic Corporate Debt Securities [Member] EUR (€)	Dec. 31, 2012 Afs Level 3 Foreign Corporate Debt Securities [Member] EUR (€)	Dec. 31, 2011 Afs Level 3 Foreign Corporate Debt Securities [Member] EUR (€)	Dec. 31, 2012 Other Assets Fair Value [Member] EUR (€)	Dec. 31, 2011 Other Assets Fair Value [Member] EUR (€)	Dec. 31, 2011 Deposits At Fair Value Level 3 [Member] EUR (€)	Dec. 31, 2012 Trading Level 3 Debt Securities Issued By Other Government And Public Sector Entities [Member] EUR (€)	Dec. 31, 2012 Long Term Debt EUR (€)	Dec. 31, 2012 Fair Value Inputs Level 1 Member EUR (€)		Dec. 31, 2011 Fair Value Inputs Level 1 Member EUR (€)		Dec. 31, 2012 Fair Value Inputs Level 2 Member EUR (€)		Dec. 31, 2011 Fair Value Inputs Level 2 Member EUR (€)		Dec. 31, 2012 Fair Value Inputs Level 3 Member EUR (€)		Dec. 31, 2011 Fair Value Inputs Level 3 Member EUR (€)		Dec. 31, 2012 Estimate Of Fair Value Fair Value Disclosure [Member] EUR (€)		Dec. 31, 2011 Estimate Of Fair Value Fair Value Disclosure [Member] EUR (€)		Dec. 31, 2012 Carrying Reported Amount Fair Value Disclosure [Member] EUR (€)	Dec. 31, 2011 Carrying Reported Amount Fair Value Disclosure [Member] EUR (€)	Dec. 31, 2012 Estimate Of Fair Value Fair Value Disclosure [Member] EUR (€)	Dec. 31, 2011 Estimate Of Fair Value Fair Value Disclosure [Member] EUR (€)
Financial Assets:
Interest bearing deposits with banks																																																																		€ 145,477				€ 2,832,869				€ 0								€ 2,976,543	€ 3,767,624	€ 2,978,346	€ 3,771,226
Held to maturity securities																																																																		0				379,994				24,980								355,944	1,002,202	404,974	963,301
Loans at amortized cost, net of allowance																																																																		0				0				67,895,875								66,835,315	69,174,975	67,895,875	69,050,417
Financial Liabilities:
Deposits at amortized cost																																																																		7,717,459				80,528,356				0								88,204,157	89,795,575	88,245,815	89,807,018
Other borrowed funds																																																																		0				2,024,674				0								2,026,659	925,971	2,024,674	920,699
Long-term debt at amortized cost																																																																		0				1,390,267				85,757								1,516,424	1,878,074	1,476,024	1,838,635
Assets
Trading assets																																																																		1,994,026		198,857		3,441,358		2,472,853		33,140		292,378		5,468,524		2,964,088
Greek government bonds																																																																		0		0		62		0		0		259,233		62		259,233
Debt securities issued by other governments and public entities																																																																		222,920		176,932		32,645		42,875		358		0		255,923		219,807
Debt securities issued by Greek financial institutions																																																																		0		0		41,202		44,025		336		370		41,538		44,395
Debt securities issued by foreign financial institutions																																																																		113,876		0		63,510		77,251		32,446		32,775		209,832		110,026
Corporate debt securities issued by Greek companies																																																																		0		0		17,559		10,876		0		0		17,559		10,876
Corporate debt securities issued by foreign companies																																																																		3,997		0		5,122		5,547		0		0		9,119		5,547
Equity securities issued by Greek companies																																																																		30,249		7,767		0		0		0		0		30,249		7,767
Equity securities issued by foreign companies																																																																		7,557		8,750		0		0		0		0		7,557		8,750
Mutual fund units																																																																		11,984		5,408		0		0		0		0		11,984		5,408
Greek treasury bills																																																																		0		0		3,221,845		2,268,222		0		0		3,221,845		2,268,222
Foreign treasury bills																																																																		1,603,443		0		59,413		24,057		0		0		1,662,856		24,057
Derivative assets	4,825,590	3,693,024	3,605,965																																																															4,625		9,349		3,659,167		3,523,423		29,232		73,193		3,693,024		3,605,965
Available-for-sale securities																																																																		3,677,358		3,272,302		2,947,701		1,425,813		466,364		3,873,609		7,091,423		8,571,724
Greek government bonds																																																																		0		0		1,474,473		0		206,866		3,697,378		1,681,339		3,697,378
Debt securities issued by other governments and public entities																																																																		3,032,357		2,706,134		456,468		347,617		0		0		3,488,825		3,053,751
Corporate debt securities issued by companies incorporated in Greece																																																																		22,680		0		389,126		365,645		74,605		94,881		486,411		460,526
Corporate debt securities issued by companies incorporated outside Greece																																																																		4,098		16,469		318,232		557,063		184,893		81,350		507,223		654,882
Equity securities issued by companies incorporated in Greece																																																																		88,215		57,620		0		0		0		0		88,215		57,620
Equity securities issued by companies incorporated outside Greece																																																																		27,586		44,343		0		612		0		0		27,586		44,955
Mutual Fund units																																																																		494,863		422,162		0		0		0		0		494,863		422,162
Foreign treasury bills																																																																		7,559		25,574		309,402		154,876		0				316,961		180,450
Loans at fair value																																																																		0	[1]	0	[1]	180,611	[1]	277,247	[1]	0	[1]	0	[1]	180,611	[1]	277,247	[1]
Other assets																																																																		282,535		264,542		12,640		21,829		11,135		9,341		306,310		295,712
Total Assets																																																																		5,958,544		3,745,050		10,241,477		7,721,165		539,871		4,248,521		16,739,892		15,714,736
Liabilities
Deposits at fair value																																																																		0	[2]	0	[2]	2,954,945	[2]	1,779,727	[2]	0	[2]	0	[2]	2,954,945	[2]	1,779,727	[2]
Derivative liabilities																																																																		5,129		8,371		4,742,468		4,301,180		36,800		10,937		4,784,397		4,320,488
Accounts payable, accured expenses and other liabilities (Securities short position)																																																																		3,727		5,009		0		0		0		0		3,727		5,009
Long-term debt at fair value																																																																		0	[1]	0	[1]	0	[1]	1,059,297	[1]	600,066	[1]	0	[1]	600,066	[1]	1,059,297	[1]
Total Liabilities																																																																		8,856		13,380		7,697,413		7,140,204		636,866		10,937		8,343,135		7,164,521
Fair Value Reconciliation of Level 3 Financial Instruments
Balance at beginning of year																																											292,378	36,862	259,233	0	370	79	32,775	36,783	62,256	26,138	3,873,609	191,564	3,697,378	72,980	94,881	14,346	81,350	104,238	9,341	0	623
Gain/(losses) included in earnings																																											(26,759)	(4,053)	(27,086)	0	38	(45)	289	(4,008)	(9,659)	4,242	(205,209)	(12,875)	(212,705)	(12,884)	6,927	0	569	9	677	0	114	0	0
Gain/(losses) included in OCI																																											0	0	0	0	0	0	0	0	0	0	73,238	(46,274)	70,730	(23,766)	537	389	1,971	(22,897)	0	0	0	0	0
Purchases																																											9,460	0	1,339	0	6,813	0	1,308	0	(26,071)	2,994	55,896	0	55,896	0	0	0	0	0	0	9,341	0	0	0
Sales																																											(14,593)		(5,628)		(6,885)		(2,080)		0		(80,370)		(22,911)		(15,660)		(41,799)		0			0	0
Settlements																																											(227,858)	0	(227,858)	0	0	0	0	0	0	(13,136)	(1,936,304)	0	(1,924,224)	0	(12,080)	0	0	0	0	0	(737)	0	0
Transfer into/(out of) level 3																																											512	259,569	0	259,233	0	336	154	0	(34,094)	42,018	(1,314,496)	3,741,194	(1,457,298)	3,661,048	0	80,146	142,802	0	1,117	0	0	358	600,066
Balance at end of year																																											33,140	292,378	0	259,233	336	370	32,446	32,775	(7,568)	62,256	466,364	3,873,609	206,866	3,697,378	74,605	94,881	184,893	81,350	11,135	9,341	0	358	600,066
Fair Value Level 3
Level 3 bonds' amortization of premium/discount reported in Net interest income before provision for loan losses		61,262	27
Changes in unrealized gains/(losses) of Level 3 trading assets still held at the reporting date		(863)	0
Changes in unrealized gains/(losses) of Level 3 derivatives still held at the reporting date		2,177	2,232
Changes in unrealized gains/(losses) of Level 3 deposits still held at the reporting date		0	114
Fair Value Inputs Assets Liabilities Quantitative Information
Fair value of assets as of the balance sheet date							11,135					644	14,470	1,285			1,890	(1,113)			1,415	(26,158)			32,292			848			206,866			74,605			29,621			155,272
Other liabilities		€ 3,727	€ 5,009	€ 600,066
Price					70	70		101	101																	98.6	20.8		37	37					60	37		99	93.8
Credit Spread over 30 years (bps)																																821	821
Liquidity Factor Adjustment on Discounted Cash Flows Model																																									25.00%	14.00%
FX Correlation										0.85	(0.25)
Constant Maturity Swap correlation between different tenors										0.93	0.68
Constant Maturity Swap correlation between different tenors and currencies (quanto)										0.95	(0.1)
FX Pair Correlation															0.68	(0.1)
Index volatility															0.3	0.05
Credit Spread																			1,000	100
Expected Loss Rate																							8.10%	8.10%

[1]	Amounts represent items for which the Group has elected the Fair Value Option under ASC 825 “Financial Instruments” (see Note 13 and Note 24).
[2]	Amounts represent items, which contain an embedded derivative and the Group has elected to account for at fair value through the profit and loss under the provisions of ASC 815 “Derivatives and Hedging” instead of separating the embedded derivative, and items that the Group has elected the Fair Value Option under ASC 825 “Financial Instruments (see Note 19).

SEGMENT INFORMATION (Details)	12 Months Ended
	Dec. 31, 2012 USD ($)	Dec. 31, 2012 EUR (€)		Dec. 31, 2011 EUR (€)		Dec. 31, 2010 EUR (€)		Dec. 31, 2012 Domestic EUR (€)		Dec. 31, 2011 Domestic EUR (€)		Dec. 31, 2010 Domestic EUR (€)		Dec. 31, 2012 Group EUR (€)		Dec. 31, 2011 Group EUR (€)		Dec. 31, 2010 Group EUR (€)		Dec. 31, 2012 Turkish Operations EUR (€)		Dec. 31, 2011 Turkish Operations EUR (€)		Dec. 31, 2010 Turkish Operations EUR (€)		Dec. 31, 2012 Other International EUR (€)		Dec. 31, 2011 Other International EUR (€)		Dec. 31, 2010 Other International EUR (€)		Dec. 31, 2012 Retail Banking [Member] EUR (€)		Dec. 31, 2011 Retail Banking [Member] EUR (€)		Dec. 31, 2010 Retail Banking [Member] EUR (€)		Dec. 31, 2012 Corporate And Investment Banking [Member] EUR (€)		Dec. 31, 2011 Corporate And Investment Banking [Member] EUR (€)		Dec. 31, 2010 Corporate And Investment Banking [Member] EUR (€)		Dec. 31, 2012 Global Markets And Asset Management [Member] EUR (€)		Dec. 31, 2011 Global Markets And Asset Management [Member] EUR (€)		Dec. 31, 2010 Global Markets And Asset Management [Member] EUR (€)		Dec. 31, 2012 Insurance [Member] EUR (€)		Dec. 31, 2011 Insurance [Member] EUR (€)		Dec. 31, 2010 Insurance [Member] EUR (€)		Dec. 31, 2012 International [Member] EUR (€)		Dec. 31, 2011 International [Member] EUR (€)		Dec. 31, 2010 International [Member] EUR (€)		Dec. 31, 2012 Turkish Operations [Member] EUR (€)		Dec. 31, 2011 Turkish Operations [Member] EUR (€)		Dec. 31, 2010 Turkish Operations [Member] EUR (€)		Dec. 31, 2012 Other Business Segment [Member] EUR (€)		Dec. 31, 2011 Other Business Segment [Member] EUR (€)		Dec. 31, 2010 Other Business Segment [Member] EUR (€)
Segment Reporting Information [Line Items]
Net interest income		€ 3,365,144,000		€ 3,842,808,000		€ 4,147,957,000																										€ 940,494,000		€ 1,203,449,000		€ 1,368,231,000		€ 745,498,000		€ 775,789,000		€ 621,918,000		€ (105,932,000)		€ 371,353,000		€ 472,177,000		€ 70,827,000		€ 62,831,000		€ 54,066,000		€ 311,774,000		€ 387,197,000		€ 461,836,000		€ 1,265,436,000		€ 903,357,000		€ 1,053,634,000		€ 137,047,000		€ 138,832,000		€ 116,095,000
Net fee and commission income / (loss)		494,844,000		493,849,000		609,925,000																										87,801,000		101,398,000		127,788,000		85,000,000		81,691,000		77,841,000		(177,483,000)		(106,766,000)		37,556,000		6,394,000		6,935,000		8,054,000		90,402,000		94,218,000		102,260,000		400,471,000		313,622,000		262,723,000		2,259,000		2,751,000		(6,297,000)
Other		(332,680,000)		35,303,000		(118,406,000)																										(8,634,000)		(25,192,000)		(25,223,000)		(49,142,000)		(61,766,000)		(73,770,000)		(468,678,000)		8,674,000		(205,549,000)		156,237,000		178,720,000		101,146,000		16,482,000		5,824,000		28,456,000		168,076,000		35,646,000		47,939,000		(147,021,000)		(106,603,000)		8,595,000
Total operating income / (loss)		3,527,308,000		4,371,960,000		4,639,476,000																										1,019,661,000		1,279,655,000		1,470,796,000		781,356,000		795,714,000		625,989,000		(752,093,000)		273,261,000		304,184,000		233,458,000		248,486,000		163,266,000		418,658,000		487,239,000		592,552,000		1,833,983,000		1,252,625,000		1,364,296,000		(7,715,000)		34,980,000		118,393,000
Direct costs		(1,894,923,000)		(2,139,324,000)		(2,094,166,000)																										(614,871,000)		(687,823,000)		(683,711,000)		(51,494,000)		(52,153,000)		(53,058,000)		(59,208,000)		(65,095,000)		(77,823,000)		(118,543,000)		(135,460,000)		(159,653,000)		(272,576,000)		(293,350,000)		(300,583,000)		(749,134,000)		(656,414,000)		(659,239,000)		(29,097,000)		(249,029,000)		(160,099,000)
Allocated costs and provisions		(3,620,552,000)		(15,653,935,000)		(1,909,278,000)																										(1,736,085,000)		(1,514,674,000)		(1,155,003,000)		(654,232,000)		(2,151,714,000)		(259,477,000)		(246,512,000)		(10,723,025,000)		(60,472,000)		(31,143,000)		(633,054,000)		(37,603,000)		(258,286,000)		(202,164,000)		(209,568,000)		(285,596,000)		(147,058,000)		(144,586,000)		(408,698,000)		(282,246,000)		(42,569,000)
Share of profit of equity method inverstments		2,230,000		1,179,000		1,598,000																										0		0		0		0		0		0		105,000		(2,592,000)		310,000		92,000		1,051,000		903,000		275,000		1,193,000		1,055,000		2,131,000		94,000		289,000		(373,000)		1,433,000		(959,000)
Profit / (loss) before tax		(1,985,937,000)		(13,420,120,000)		637,630,000																										(1,331,295,000)		(922,842,000)		(367,918,000)		75,630,000		(1,408,153,000)		313,454,000		(1,057,708,000)		(10,517,451,000)		166,199,000		83,864,000		(518,977,000)		(33,087,000)		(111,929,000)		(7,082,000)		83,456,000		801,384,000		449,247,000		560,760,000		(445,883,000)		(494,862,000)		(85,234,000)
Segment assets		103,129,418,000		105,318,021,000		120,137,237,000																										25,694,156,000		27,368,430,000		30,079,448,000		14,377,305,000		16,195,725,000		18,957,278,000		19,583,841,000		24,903,725,000		29,793,880,000		3,136,405,000		2,041,287,000		3,052,124,000		9,429,178,000		9,856,192,000		10,506,104,000		24,615,422,000		20,671,864,000		20,619,183,000		6,293,111,000		4,280,798,000		7,129,220,000
Deferred tax assets and current income tax advance		1,669,355,000		1,551,968,000		607,368,000
Total assets		104,798,773,000		106,869,989,000		120,744,605,000
Depreciation, amortisation		231,153,000	[1]	226,231,000	[1]	227,260,000	[1]																									12,685,000	[1]	18,759,000	[1]	19,746,000	[1]	1,693,000	[1]	1,688,000	[1]	1,291,000	[1]	3,210,000	[1]	4,848,000	[1]	5,968,000	[1]	8,529,000	[1]	8,895,000	[1]	9,698,000	[1]	32,435,000	[1]	36,261,000	[1]	35,483,000	[1]	64,689,000	[1]	54,593,000	[1]	53,633,000	[1]	107,912,000	[1]	101,187,000	[1]	101,441,000	[1]
Credit provisions and other impairment charges		3,153,000,000		15,222,282,000		1,450,327,000																										1,435,962,000		1,180,171,000		796,593,000		608,400,000		2,101,421,000		204,037,000		227,245,000		10,702,049,000		39,865,000		29,468,000		631,329,000		36,987,000		254,686,000		200,322,000		209,528,000		285,596,000		147,058,000		144,586,000		311,643,000		259,932,000		18,731,000
Non-current asset additions		243,810,000		220,351,000		257,212,000																										12,305,000		5,517,000		8,730,000		29,400,000		10,805,000		13,254,000		5,916,000		35,736,000		4,093,000		4,562,000		3,112,000		5,137,000		16,535,000		18,872,000		52,360,000		95,980,000		80,175,000		67,704,000		79,112,000		66,134,000		105,934,000
Reconciliation Of Profit Before Tax [Abstract]
Profit / (loss) before tax		(1,985,937,000)		(13,420,120,000)		637,630,000
Dividend paid and transactions on financial instruments classified within equity under IFRS		(17,311,000)		(39,252,000)		(369,000)
Hedging of Interest Rate Risk and Net Investment Hedge		(358,974,000)		(68,125,000)		(693,471,000)
Fixed assets measurement difference		56,867,000		38,322,000		8,733,000
Difference in loan interest income recognition		(54,149,000)		(12,457,000)		(40,776,000)
Redeemable non-controlling interests		(424,000)		15,117,000		29,636,000
Foreign exchange differences on AFS debt securities		2,280,000		103,584,000		(78,220,000)
Difference of equity in earnings of investees		46,355,000		16,074,000		1,797,000
Impairment of AFS securities		19,101,000		127,793,000		(23,979,000)
Insurance Reserves		31,854,000		(307,243,000)		(67,508,000)
Other		39,978,000		(15,864,000)		76,175,000
Income/(loss) before income tax expense		(2,348,848,000)		(14,048,134,000)		(265,693,000)
Impairment of goodwill		(2,018,000)		(298,241,000)		0
Bond's portfolio classification		(126,470,000)		(187,722,000)		0
US GAAP Restatements		0		0		(115,341,000)
Schedule Of Segment Reporting Information By Geographic Location [Line Items]
Total assets	132,178,158,000	101,155,943,000		103,467,235,000				65,927,496,000		71,599,902,000		83,757,213,000		101,155,943,000		103,467,235,000		118,731,878,000		24,616,139,000		20,685,649,000		20,688,614,000		10,612,308,000		11,181,684,000		14,286,051,000
Total revenues								2,410,240,000	[2]	(6,399,383,000)	[2]	3,666,315,000	[2]	6,220,492,000	[2]	(3,227,367,000)	[2]	6,816,659,000	[2]	3,004,473,000	[2]	2,305,298,000	[2]	2,184,826,000	[2]	805,779,000	[2]	866,718,000	[2]	965,518,000	[2]
Income/(loss) before income tax benefit	(3,069,184,000)	(2,348,846,000)		(14,048,134,000)		(265,693,000)		(2,996,896,000)		(14,511,072,000)		(896,685,000)		(2,348,848,000)		(14,048,134,000)		(265,693,000)		751,719,000		481,218,000		553,469,000		(103,671,000)		(18,280,000)		77,523,000
Net loss attributable to NBG shareholders	(3,315,682,000)	(2,537,491,000)		(14,539,668,000)		(354,772,000)		(3,049,673,000)		(14,888,328,000)		(863,141,000)								602,108,000		360,141,000		428,496,000		(89,926,000)		(11,481,000)		79,873,000
Retail Banking Companies Annual Turnover		€ 2,500,000

[1]	Includes depreciation and amortization on investment property, property and equipment, software and other intangible assets and amortization and write-offs of intangible assets recognized on business combinations.
[2]	(1) Total revenue includes OTTI on available for sale securities

EMPLOYEE BENEFIT PLANS (Details) (EUR €)	12 Months Ended				12 Months Ended							12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Apr. 30, 2006	Dec. 31, 2011 Vojvodjanska	Dec. 31, 2012 NBG Cyprus	Dec. 31, 2012 Finansbank	Dec. 31, 2011 Finansbank	Dec. 31, 2013 Equity securities	Dec. 31, 2012 Equity securities	Dec. 31, 2011 Equity securities	Dec. 31, 2013 Other	Dec. 31, 2012 Other	Dec. 31, 2011 Other
Defined Benefits For Employees Children [Abstract]
Service cost	€ 13,584,000	€ 14,010,000	€ 17,546,000
Interest cost	20,157,000	19,434,000	22,519,000
Expected return on plan assets	(3,382,000)	(4,749,000)	(2,968,000)
Amortization of actuarial losses	11,372,000	13,838,000	14,883,000
Amortization of prior year cost	141,000	137,000	294,000
Losses / (income) on curtailments / settlements and other expense / (income)	(2,971,000)	7,412,000	9,821,000
Net periodic pension cost	38,901,000	50,082,000	62,095,000
Defined Benefit Plans Weighted Average Assumptions For Net Periodic Pension Cost [Abstract]
Discount rate	5.10%	5.30%	5.20%
Expected return on plan assets	4.90%	5.50%	6.40%
Rate of compensation increase	2.70%	3.50%	5.10%
Change in pension benefit obligation ("PBO"):
PBO, beginning of year	301,106,000	402,143,000	472,896,000
Service cost	13,584,000	14,010,000	17,546,000
Interest cost	20,157,000	19,434,000	22,519,000
Employee contributions	4,930,000	5,065,000	6,353,000
Actuarial loss/(gain)	53,829,000	(37,680,000)	(30,682,000)
Adjustment for disposal and other	170,345,000	(3,137,000)	1,291,000
Benefits paid from the Fund	(37,233,000)	(85,684,000)	(68,744,000)
Benefits paid directly by the Group	(54,910,000)	(18,694,000)	(25,552,000)
Settlements/Terminations/Curtailments	(11,637,000)	5,649,000	6,418,000
Prior service cost arising over last period	(2,827,000)	0	98,000
PBO, end of year	457,344,000	301,106,000	402,143,000
Change in plan assets:
Fair value, beginning of year	76,363,000	102,210,000	68,968,000
Actual return on assets	1,310,000	(18,132,000)	(31,839,000)
Employer contributions	24,053,000	72,904,000	127,472,000
Employee contributions	4,930,000	5,065,000	6,353,000
Benefits paid	(37,233,000)	(85,684,000)	(68,744,000)
Fair value, end of year	69,423,000	76,363,000	102,210,000
Defined Benefit Plans Recognized Amounts [Abstract]
Funded status, end of year	(387,921,000)	(224,743,000)	(299,933,000)
Defined Benefit Plans Weighted Average Assumptions For Benefit Obligation [Abstract]
Discount rate	3.60%	5.10%	5.30%
Rate of compensation increase	2.40%	2.70%	3.40%
Pension increase	0.00%	0.00%	2.50%
Defined Benefit Plans For Pension Plans With Accumulated Benefit Obligations In Excess Of Plan Assets [Abstract]
Projected benefit obligation	457,344,000	301,106,000	402,143,000
Accumulated benefit obligation	395,867,000	259,542,000	328,602,000
Fair value of plan assets	69,423,000	76,363,000	102,210,000
Defined Benefit Plans Accumulated Other Comprehensive Income [Abstract]
Net actuarial losses	175,487,000	139,368,000	170,532,000
Prior service cost	(1,598,000)	1,441,000	1,756,000
Derfined Benefit Plan Other Changes In Plan Assets And Benefits Obligations Recognized In Other Comprehensive Income Loss [Abstract]
Net Loss/(Gain)	55,902,000	(14,799,000)	4,125,000
Prior Service Cost / (Credit)	(2,827,000)	0	98,000
Amortization of (Losses) / Gains	(20,097,000)	(15,504,000)	(18,340,000)
Amortization of Prior Sevice Cost	(141,000)	(137,000)	(396,000)
Total recognized on Other comprehensive income/(loss)'	32,837,000	(30,440,000)	(14,513,000)
Amount
Equity securities	6,159,000	7,735,000
Other	63,264,000	68,628,000
Total	69,423,000	76,363,000	102,210,000
Defined Benefit Plans
Defined Benefit Plan Weighted Average Asset Allocations	100.00%	100.00%								9.00%	10.00%		91.00%	90.00%
DefinedBenefitPlanTargetPlanAssetAllocationsRangeMinimum									9.00%			72.00%
DefinedBenefitPlanTargetPlanAssetAllocationsRangeMaximum									28.00%			91.00%
Total	100.00%	100.00%								9.00%	10.00%		91.00%	90.00%
Defined Benefit Plan Projected Payments [Abstract]
Expected Benefits next year	66,804,000
Expected Benefits in 2 Yrs	22,402,000
Expected Benefits in 3 Yrs	27,321,000
Expected Benefits in 4 Yrs	28,372,000
Expected Benefits in 5 Yrs	30,623,000
Expected Benefits in 6th to 10th Yr	130,268,000
Defined Benefit Plan Recognized Net Gain Loss [Line Items]
Defined Benefit Plan Recognized Net Gain Loss Due To Settlements And Curtailments 1					2,900,000	5,100,000	4,300,000	3,400,000
Expected Employer Contribution [Abstract]
Group total expected contributions, which will be repaid by the plan in the future	8,700,000
Defined Benefit Plan Amounts That Will Be Amortized From Accumulated Other Comprehensive Income Loss In Next Fiscal Year Abstract
The estimated amounts to be amortized from accumulated OCI into net periodic benefit cost of prior service cost.	100,000
The estimated amounts to be amortized from accumulated OCI into net periodic benefit cost of net actuarial loss.	13,100,000
Defined Benefit Plan Disclosure [Abstract]
Expected Group contributions to funded plans	7,100,000
Expected Group contributions to retirement indemnities	47,500,000
Defined Contribution Plans Nbg Pension Plan [Abstract]
Banks contribution into IKA-ETAM per year for 15 years	25,500,000
Defined Contribution Plans Nbg Auxiliary Pension Plan
Banks defined contribution rate to employees salary				9.00%
Defined Contribution Health Plans [Abstract]
Total contributions to social security funds, state run plans and defined contribution plans	325,300,000	353,100,000
Banks contribution rate to TYPET	6.25%
Employees contribution rate to TYPET	2.50%
Retired employees contributions rate to TYPET	4.00%
Retirement Indemnities
In case of dismissal the additional monthly salary is restricted to	2,000
Staff Leaving Indemnity Contingencies Other Noninterest Expense		€ 169,900,000

SHARE BASED PAYMENT (Details) (EUR €)	12 Months Ended					0 Months Ended	12 Months Ended	0 Months Ended		12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Sep. 10, 2010	May 25, 2007	Jun. 01, 2006 Program Beta [Member]	Dec. 31, 2012 Program Beta [Member]	May 15, 2008 Program C [Member]	Jun. 28, 2007 Program C [Member]	Dec. 31, 2012 Program C [Member]
Stock Option Program [Line Items]
Maximum number of new ordinary shares to be issued.						2,500,000			12,000,000
Adjusted maximum number of new ordinary shares to be issued.						3,500,000		12,500,000
Exercise price from							€ 5	€ 5
Program duration (in years)							5			8
Share Based Payment Textual Details [Abstract]
Distribution of ordinary shares to staff as bonus					350,000
Par value of ordinary shares distributed	€ 5	€ 5		€ 5
Profit capitalization for distribution of ordinary shares to staff as bonus					€ 1,750,000
Total expense recognized during year related to distribution of ordinary shares to staff as bonus	0	0	1,847,000
Total Expense Recognised During Year	€ 0	€ 0	€ 10,500,000
Upper exercise price range percentage	70.00%
Upper strike price range percentage	85.00%
Maximum options outstanding percentage	1.00%

ACCUMULATED OTHER COMPREHENSIVE INCOME ATTRIBUTABLE TO NBG SHAREHOLDERS (Details) In Thousands, unless otherwise specified	Dec. 31, 2012 USD ($)	Dec. 31, 2012 EUR (€)	Dec. 31, 2011 EUR (€)	Dec. 31, 2012 Foreign Currency Items EUR (€)	Dec. 31, 2011 Foreign Currency Items EUR (€)	Dec. 31, 2010 Foreign Currency Items EUR (€)	Dec. 31, 2012 Unrealized gains/(losses) on Available-for-Sale Securities EUR (€)	Dec. 31, 2011 Unrealized gains/(losses) on Available-for-Sale Securities EUR (€)	Dec. 31, 2010 Unrealized gains/(losses) on Available-for-Sale Securities EUR (€)	Dec. 31, 2012 Pension liability EUR (€)	Dec. 31, 2011 Pension liability EUR (€)	Dec. 31, 2010 Pension liability EUR (€)	Dec. 31, 2012 Accumulated Other Comprehensive Income EUR (€)	Dec. 31, 2011 Accumulated Other Comprehensive Income EUR (€)	Dec. 31, 2010 Accumulated Other Comprehensive Income EUR (€)
Balance, January 1	$ (1,677,640)	€ (1,283,899)	€ (1,938,578)	€ (1,524,344)	€ (598,822)	€ (780,921)	€ (308,469)	€ (2,651,553)	€ (586,317)	€ (105,765)	€ (135,221)	€ (149,889)	€ (1,938,578)	€ (3,385,596)	€ (1,517,127)
Changes				129,710	(925,522)	182,099	556,405	2,343,084	(2,065,236)	(31,436)	29,456	14,668	654,679	1,447,018	(1,868,469)
Balance, December 31	$ (1,677,640)	€ (1,283,899)	€ (1,938,578)	€ (1,394,634)	€ (1,524,344)	€ (598,822)	€ 247,936	€ (308,469)	€ (2,651,553)	€ (137,201)	€ (105,765)	€ (135,221)	€ (1,283,899)	€ (1,938,578)	€ (3,385,596)

FOREIGN EXCHANGE POSITION (Details) (EUR €) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Foreign Exchange Position Details [Abstract]
Fair value as of the balance sheet date of foreign currency total assets	€ 33,578,343	€ 29,678,928	€ 31,173,624
Fair value as of the balance sheet date of foreign currency total liabilities	€ 26,121,234	€ 22,768,716	€ 23,830,041

POST BALANCE SHEET EVENTS (Details) (EUR €) In Millions, unless otherwise specified	0 Months Ended		0 Months Ended		12 Months Ended	0 Months Ended
	Nov. 23, 2012	Dec. 31, 2012	Feb. 12, 2013 KARELA S.A	Dec. 31, 2012 KARELA S.A	Dec. 31, 2012 Cyprus Operations	Apr. 29, 2013 Bank	Jan. 16, 2013 Bank	Nov. 23, 2012 Bank
ASSETS
Cash and balances with central banks		€ 2,065
Due from banks		4,693		3
Financial assets at fair value through profit or loss and derivatives		2,598
Loans and advances to customers		43,171
Net Loans					901
Investment securities		9,469			148
Investment property				122
Other assets		5,657		1
Total assets		67,653		126
LIABILITIES
Due to banks		31,819		55
Deposits					890
Derivative financial instruments		2,677		4
Due to customers		30,752
Debt securities in issue & other borrowed funds		1,365
Other liabilities		1,695		10
Total liabilities		68,308		69
Shareholder's Equity					101
Net Interest Income before provisions for loan losses					37
Provisions for loan losses					(12)
Net Interest Income after provisions for loan losses					25
Non Interest Inome/ expense					(28)
Income / (loss) before income tax					€ (3)
Subsequent Events Textuals [Abstract]
Subsequent Event Description	Maximum number of 552,948,427 of Euro 2.2 per share, ordinary shares of Eurobank to be subscrided for the Bank's share capital increase. The increase was partially covered (84.5%) through the acquisition of 466,397,790 EUROBANK shares		Acquisition of KARELA SA			Increase of the nominal value of common share from Euro 1.0 to Euro 10.0 and reduction of the total number of existing common shares of the Bank from 1,226,601,200 to 122,660,120 new common shares through reverse split at a ratio of 10 existing common shares of the Bank to one new common share and reduction of the nominal value of the share from Euro 10.0 to Euro 0.30 with the purpose of creating a special reserve of equal amount. The General Meeting also approved the issuance of contingent convertible securities redeemable by the Bank up to Euro 1,900 million. Share capital increase up to Euro 9,756 million.	Disposal of Asteras SA	Reduction of nominal value per ordinary share of the Bank from Euro 5.0 to Euro 1.0.